united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA 92121

(Address of principal executive offices) (Zip code)

Richard Malinowski

Gemini Fund Services, LLC., 4221 N 203rd St., Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/21

Item 1. Reports to Stockholders.

DUNHAM

World-Class Trust & Investment Firm

October 31, 2021

ANNUAL REPORT

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

BOND FUNDS

Dunham Corporate/Government Bond Fund

Dunham Floating Rate Bond Fund

Dunham High-Yield Bond Fund

Dunham International Opportunity Bond Fund

U.S. VALUE FUNDS

Dunham Large Cap Value Fund

Dunham Small Cap Value Fund

U.S. GROWTH FUNDS

Dunham Focused Large Cap Growth Fund

Dunham Small Cap Growth Fund

INTERNATIONAL EQUITY FUNDS

Dunham Emerging Markets Stock Fund

Dunham International Stock Fund

ALTERNATIVE FUNDS

Dunham Dynamic Macro Fund

Dunham Long/Short Credit Fund

Dunham Monthly Distribution Fund

Dunham Real Estate Stock Fund

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, California 92191

This Annual Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements also include those preceded by, followed by or that include the words “believes”, “expects”, “anticipates” or similar expressions. Such statements should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors. Each Fund makes no commitments to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements. In addition, prospective purchasers of the Funds should consider carefully the information set forth herein and the applicable fund’s prospectus. Other factors and assumptions not identified above may also have been involved in the derivation of these forward-looking statements, and the failure of these other assumptions to be realized may also cause actual results to differ materially from those projected.

Dear Fellow Shareholders:

This year, the resiliency of corporations shined, leading some to believe we are on the road to recovery. In addition, we find ourselves with supply unable to keep up with demand, coupled with rapidly rising inflation, while interest rates are still near record lows. The equity markets have had another strong year, and the average investor has seen their wealth grow as opposed to shrink. While many of these characteristics may paint an optimistic backdrop, some areas of the market meaningfully suffered. For example, investment-grade fixed income, particularly long-term U.S. Treasury bonds experienced a difficult year.

Themes we have heard many of you ask about more than usual over the past year were in regard to high equity valuations and the threats of inflation. These can both go hand-in-hand, as rising inflation is often combatted with significant increases in interest rates, which in-turn have historically adversely affected equity valuations. While there are pockets of the equity markets that have not seen the distressing valuations that make the headlines, those areas with relatively lower valuations are generally not accessed without increasing risk. For example, emerging markets equities have significantly lagged the average developed country over the past year. Some of these countries are home to competitive corporations that have boasted strong fundamentals, but their valuations are significantly lower due to the concerns that a risk-off sentiment amongst investors may impact companies in emerging markets, even more than in the U.S. or in other developed countries. Therefore, although many investors see the dispersion and also believe it to be outsized, the great divide has not been remedied because so many believe that a fear of risk may re-emerge.

While we believe that rising inflation may be met with rising interest rates, we also believe that interest rates will remain “low” when considered in a historical context, as a 1.6 percent yield on the 10-year U.S. Treasury bond is notably low. However, even small increases in interest rates can result in significant adverse performance in the bond markets, as the 10-year U.S. Treasury bond plummeted over 7 percent in the first 5 months of the fiscal year alone as interest rates slightly increased. Our belief that interest rates may continue to rise over the long-term makes us even more excited about the potential prospects of the other Dunham Fund choices we make available to each of you within the fixed income space.

These perspectives are not meant to build the case against having optimism for the equity markets or for the bond markets, but instead, highlight the importance of diversification and discipline. At Dunham, we receive questions from many of you about our views on many of the themes addressed above. If there is an underlying message that I hope you take away from all of our responses, it is that it is crucial to maintain diversification and to remain disciplined and methodical, especially when many other investors are not. We believe we have the resources available to navigate the uncertain markets that lay ahead.

I continue to personally invest alongside you and I remain confident that we at Dunham have the tools and the discipline to succeed as our economy recovers. You can continue to rely on us to apply a rational and unemotional approach. We thank you for your continued trust and the confidence you have placed in us. We take that trust very seriously. We look forward to servicing the investment needs for you and your family for generations to come.

Sincerely,

Jeffrey A. Dunham
President
Dunham & Associates
October 31, 2021

Dunham Corporate/Government Bond Fund (Unaudited)
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Asset Class Recap

Investment- grade corporate bonds and U.S. government bonds, as measured by the Bloomberg Barclays Aggregate Bond Index, fell marginally over the fiscal year. As COVID cases slowed in the second fiscal quarter, beginning February 1, 2021, and the global economy began to stabilize, the 10-year U.S. Treasury yield steadily ticked up, reaching a high of 1.70 percent in May. While the Federal Reserve’s bond-buying program has largely kept the economy afloat in this time of distress, the influx of capital into the economy led to heightened inflation. Bond prices tend to fall in a rising interest rate environment, with longer-dated, investment-grade bonds typically more affected than other fixed income asset classes. While interest rates came down from their high in May, continued reports of historically high inflation in the most recent fiscal quarter caused an uptick in interest rates, with the 10-year U.S. Treasury yield hovering around 1.70 percent in October. This led to a disappointing end to the fiscal year, as the majority of fixed income asset classes finished in negative territory. Despite broader fixed income markets finishing in negative territory, bonds that were less exposed to interest rate risk, such as high-yield bonds and floating rate bonds, ended the year up. High-yield bonds, as measured by the ICE BofA U.S. Cash Pay High Yield Index, outpaced the broader fixed income market by a wide margin, rising 10.6 percent over the fiscal year. Conversely, investment-grade corporate bonds and U.S. government bonds finished the year down 0.5 percent.

Allocation Review

Nearly two-thirds of broad U.S. investment-grade bonds in the benchmark index are represented by Treasury and government agency bonds. Therefore, most of the performance of the benchmark index is dictated by how those U.S. government-related bonds perform, and far less is dependent on the performance of corporate bonds and non-agency mortgage-backed securities. Over the fiscal year, U.S. government bonds, which make up 37.5 percent of the benchmark, fell 2.5 percent. The Sub -Adviser benefitted from being significantly underweight in U.S. government bonds, representing 20.1 percent of the Fund, while also seeing contributions from credit selection, as the Fund’s U.S. government bond exposure fell 2.1 percent in comparison. The next largest weighting in the benchmark is investment-grade corporate bonds, representing 26.8 percent. The Sub-Adviser’s relative underweight, representing 22.2 percent of the Fund, contributed to relative performance, as well as a renowned credit selection. The sector that contributed the most to performance over the fiscal year, which is not represented in the benchmark, was high-yield bonds. The Fund’s 10.4 percent exposure to the sector contributed to relative performance, however, credit selection detracted marginally. While no sector detracted from performance, the Fund’s relative underweight to sectors such as Yankee certificates of deposit detracted marginally from relative performance, albeit not enough to offset the superior credit selection.

Holdings Insights

The largest contributor to Fund performance over the fiscal year was a high-yield bond, Transocean Guardian Ltd. 5.88% Due 1/15/2024 (893800AA0) (holding weight*: 0.03 percent). Transocean Guardian Ltd. is one of the world’s largest offshore drilling contractors. The Transocean bond rose following the rebound in the energy sector, as surging oil prices boosted sales. Over the fiscal year, the Transocean bond rose 69.3 percent. Also within the energy sector, Alliance Resource Operating Partners L.P. 7.5% Due 5/1/2025 (01879NAA3) (holding weight*: 0.16 percent, contributed meaningfully to Fund performance. Alliance Resource Operating Partners is a natural resources company that specializes in coal production, with major oil & gas interests in strategic producing regions across the U.S. Like Transocean, Alliance benefitted from the rise in oil prices. The company also has not reinstated a major dividend, allowing the company’s cash reserves to build. Over the fiscal year, the Alliance Resource Operating Partners L.P. gained 56.1 percent. Within the investment-grade corporate bond sector, the EPR Properties 4.75% bond Due 12/15/2026 (26884UAC3) (holding weight*: 0.26 percent), rose 23.3 percent over the fiscal year. EPR Properties, a real estate investment trust, rose following a ratings upgrade, pushing the issuer into the investment-grade classification.

The largest detractor to Fund performance over the fiscal year was an investment-grade bond, V.F. Corporation 2.4% Due 4/23/2025 (918204BA5) (holding weight*: not held). V.F. Corporation is a global apparel brand focusing on lifestyle apparel and footwear. The V.F. Corporation bond began to fall, starting in February of 2021, in tandem with rising interest rates. The bond was sold on 3/12/2021 for liquidity purposes, coinciding with a multi- month peak in the 10 -year U.S. Treasury yield, further hurting performance. The V.F. Corporation bond lost 1.2 percent between the fiscal year start date, 11/1/2020, and 3/12/2021. Another detractor from relative performance over the fiscal year was a municipal bond, State of California 7.6% Due 11/1/2040 (13063BJC7) (holding weight*: not held). Like other longer-dated bonds, the State of California municipal bond sold- off in the second fiscal quarter, as interest rates climbed. The Sub-Adviser fully exited the State of California municipal bond on 3/19/2021, after realizing a loss of 6.9 percent. Within the high-yield sector, Telesat LLC 6.5% Due 10/15/2027 (87952VAM8) (holding weight*: not held), detracted from relative performance. Telesat, one of the largest global satellite operators in the world, fell after it was reported the company increased leverage to fund a new satellite constellation plan, putting other debt obligations at risk. The Sub-Adviser fully exited the Telesat bond on 9/9/2021, realizing an 11.9 percent loss since the beginning of the fiscal year.

Sub-Adviser Outlook

The Sub-Adviser believes that the backdrop for fixed income may remain positive as the market continues to acclimate to the ebbs and flows of COVID, while broadening the dissemination and accessibility of vaccines. Developments in COVID variants could be worth monitoring as well, as the numerous COVID variants continue to disrupt multiple industries, including logistics. Persistent COVID cases have led to bottlenecks in the supply chain, resulting in rising input costs and extended delivery times, with some deliveries taking months to complete. Investors will look for clarity regarding the various supply chain bottlenecks from central banks, governments, and other industry leaders. The Sub-Adviser believes issuer selection and allocation will be imperative moving forward, as spreads appear to be tight across most fixed income asset classes.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/21

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2021

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	1.23%	3.00%	3.13%
Class A with load of 4.50%	(3.56)%	1.81%	2.39%
Class A without load	0.98%	2.75%	2.86%
Class C	0.49%	2.23%	2.36%
Bloomberg Barclays US Aggregate Bond Index	(0.48)%	3.10%	3.00%
Morningstar Intermediate Core Plus Bond Category	1.53%	3.53%	3.56%

(a)	Total Returns are calculated based on traded NAVs.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The Morningstar Intermediate Core Plus Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years. Funds in this category also invest in high-yield and foreign bonds.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.24% for Class N, 1.99% for Class C and 1.49% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

Shares					Fair Value
	EXCHANGE-TRADED FUNDS — 0.3%
	FIXED INCOME - 0.3%
3,817	VanEck High Yield Muni ETF(a) (Cost $239,135)				$236,998

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity
	ASSET BACKED SECURITIES — 29.1%
	AUTO LOAN — 5.5%
51,487	American Credit Acceptance Receivables Trust(b)		3.1700	06/12/25	51,822
170,000	American Credit Acceptance Receivables Trust(b)		1.7700	12/14/26	171,418
280,000	American Credit Acceptance Receivables Trust(b)		0.9700	07/13/27	279,594
230,000	AmeriCredit Automobile Receivables Trust		1.0600	08/18/26	230,705
135,000	Americredit Automobile Receivables Trust 2018-1 Series 2018-1 D		3.8200	03/18/24	139,004
150,000	Avis Budget Rental Car Funding AESOP, LLC(b)		3.0700	09/20/23	152,737
155,000	Avis Budget Rental Car Funding AESOP, LLC(b)		2.3600	03/20/26	159,776
140,000	Carmax Auto Owner Trust 2019-1		3.7400	01/15/25	145,172
145,000	Carvana Auto Receivables Trust 2019-1(b)		3.8800	10/15/24	148,541
185,000	Carvana Auto Receivables Trust 2019-3(b)		2.7100	10/15/24	187,593
175,000	Carvana Auto Receivables Trust 2019-3 Series 2019-3A Class D(b)		3.0400	04/15/25	179,572
265,000	Carvana Auto Receivables Trust 2021-N1		1.3000	01/10/28	265,474
280,000	Carvana Auto Receivables Trust 2021-N2		1.0700	03/10/28	279,108
225,000	Carvana Auto Receivables Trust 2021-P3		1.4200	08/10/27	222,490
202,676	Credito Real USA Auto Receivables Trust 2021-1 Series 2021-1 A(b)		1.3500	02/16/27	202,636
133,378	Drive Auto Receivables Trust 2019-4		2.5100	11/17/25	134,396
36,258	DT Auto Owner Trust 2019-1(b)		3.6100	11/15/24	36,411
150,000	First Investors Auto Owner Trust 2019-1(b)		3.2600	03/17/25	152,348
180,000	Flagship Credit Auto Trust 2020-4(b)		1.2800	02/16/27	180,253
185,000	GLS Auto Receivables Issuer Trust 2019-4 Series 2019-4A Class C(b)		3.0600	08/15/25	189,449
190,000	GLS Auto Receivables Issuer Trust 2020-1(b)		2.4300	11/15/24	192,378
125,000	OneMain Direct Auto Receivables Trust 2018-1(b)		3.8500	10/14/25	125,574
205,000	Prestige Auto Receivables Trust 2020-1(b)		1.3100	11/16/26	205,687
275,000	Santander Drive Auto Receivables Trust 2021-3		0.9500	09/15/27	273,680
275,000	United Auto Credit Securitization Trust(b)		0.8400	06/10/26	274,359
100,000	United Auto Credit Securitization Trust 2020-1 Series 2020-1 C(b)		2.1500	02/10/25	100,492
155,000	Veros Automobile Receivables Trust 2020-1 Series B 2020-1(b)		2.1900	06/16/25	155,823
170,000	Westlake Automobile Receivables Trust 2020-3(b)		1.2400	11/17/25	170,881
					5,007,373

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 29.1% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 8.0%
236,804	Angel Oak Mortgage Trust 2020-R1(b),(c)		1.2470	12/26/24	$238,037
167,721	Arroyo Mortgage Trust 2019-1 Series 2019-1 Class A1(b),(c)		3.8050	01/25/49	169,529
77,948	Arroyo Mortgage Trust 2019-2 Series 2019-2 Class A1(b),(c)		3.3470	04/25/49	78,617
19,750	Banc of America Funding 2005-1 Trust		5.5000	02/25/35	20,594
146,996	Bunker Hill Loan Depositary Trust 2019-2(b),(d)		2.8790	07/25/49	148,448
135,000	CAFL 2021-RTL1 Issuer, LLC(b),(d)		2.2390	03/26/29	135,424
46,758	Chase Mortgage Finance Corporation(b),(c)		3.7500	02/25/44	47,608
73,187	Chase Mortgage Finance Corporation(b),(c)		3.7500	04/25/45	74,294
35,856	Citigroup Mortgage Loan Trust 2019-IMC1(b),(c)		2.7200	07/25/49	36,135
28,214	Citigroup Mortgage Loan Trust, Inc.		6.7500	08/25/34	30,048
164,828	COLT 2020-RPL1 Trust(b),(c)		1.3900	01/25/65	163,593
134,916	COLT Funding, LLC(b),(c)		1.0510	12/25/64	134,589
44,356	CSMC 2020-NQM1 Trust(b),(d)		1.2080	05/25/65	44,471
197,343	CSMC 2020-RPL4 Trust(b),(c)		2.0000	01/25/60	199,897
115,483	CSMC 2021-NQM1(b),(c)		0.8090	05/25/65	115,126
40,038	Ellington Financial Mortgage Trust 2019-2(b),(c)		3.0460	11/25/59	40,468
37,528	Flagstar Mortgage Trust 2017-1(b),(c)		3.5000	03/25/47	37,965
22,241	Galton Funding Mortgage Trust 2017-1(b),(c)		3.5000	11/25/57	22,482
11,575	Galton Funding Mortgage Trust 2019-H1(b),(c)		2.6570	10/25/59	11,738
34,655	Galton Funding Mortgage Trust 2020-H1(b),(c)		2.3100	01/25/60	35,178
99,309	GCAT 2019-NQM1, LLC(b),(d)		2.9850	02/25/59	99,391
305,000	GCT Commercial Mortgage Trust 2021-GCT(b),(e)	US0001M + 0.800%	0.8900	02/15/23	305,405
130,452	GS Mortgage-Backed Securities Trust 2020-NQM1(b),(c)		2.3520	09/27/60	131,565
112,185	Homeward Opportunities Fund I Trust 2018-2(b),(c)		3.9850	11/25/58	113,455
24,625	JP Morgan Mortgage Trust 2005-A5(c)		2.3740	08/25/35	25,670
86,523	JP Morgan Mortgage Trust 2017-5(b),(c)		3.0900	12/15/47	88,980
220,000	LHOME Mortgage Trust 2021-RTL1(b),(c)		2.0900	09/25/26	219,727
100,000	METLIFE S.E.CURITIZATION TRUST(b),(c)		3.4800	04/25/55	103,645
67,237	METLIFE S.E.CURITIZATION TRUST 2019-1(b),(c)		3.7500	04/25/58	69,301
199,632	Mill City Mortgage Loan Trust 2019-1(b),(c)		3.5000	10/25/69	211,592
215,273	New Residential Mortgage Loan Trust 2014-3(b),(c)		3.7500	11/25/54	227,344
186,535	New Residential Mortgage Loan Trust 2016-3(b),(c)		4.0000	09/25/56	198,155
57,228	New Residential Mortgage Loan Trust 2016-4(b),(c)		3.7500	11/25/56	61,018

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 29.1% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 8.0% (Continued)
313,539	New Residential Mortgage Loan Trust 2017-2(b),(c)		4.0000	03/25/57	$335,400
116,459	New Residential Mortgage Loan Trust 2018-1(b),(c)		4.0000	12/25/57	123,822
560,423	New Residential Mortgage Loan Trust 2020-1(b),(c)		3.5000	10/25/59	585,289
1,113	OBX 2018-EXP2 Trust(b),(c)		4.0000	11/25/48	1,112
33,125	OBX 2019-INV1 Trust(b),(c)		4.5000	11/25/48	34,017
101,521	OBX 2021-NQM1 Trust(b),(c)		1.0720	02/25/66	101,829
227,370	PRET 2021-RN3, LLC(b),(d)		1.8430	09/25/51	226,388
42,468	Provident Funding Mortgage Loan Trust 2019-1 Series 2019-1 A2(b),(c)		3.0000	12/25/49	42,723
180,000	Provident Funding Mortgage Warehouse(b),(e)	US0001M + 1.150%	1.2390	02/25/55	179,536
245,676	PRPM 2021-2, LLC(b),(c)		2.1150	03/25/26	245,395
99,130	RCKT Mortgage Trust 2020-1(b),(c)		3.0000	02/25/50	100,917
163,791	RCO VII Mortgage, LLC 2021-2(b),(d)		2.1160	09/25/26	163,220
46,934	Residential Mortgage Loan Trust 2019-2(b),(c)		2.9130	05/25/59	47,524
169,226	Residential Mortgage Loan Trust 2020-1(b),(c)		2.3760	02/25/24	170,767
225,000	ROC Securities Trust Series 2013-1(b),(c)		2.4870	08/25/26	224,442
151,959	Starwood Mortgage Residential Trust 2020-1(b),(c)		2.2750	02/25/50	153,112
49,740	Starwood Mortgage Residential Trust 2020-2(b),(c)		2.7180	04/25/60	50,249
55,914	Starwood Mortgage Residential Trust 2020-3(b),(c)		1.4860	04/25/65	56,095
100,886	Towd Point HE Trust 2019-HE1(b),(e)	US0001M + 0.900%	0.9890	04/25/48	100,986
257,695	VCAT 2021-NPL4, LLC(b),(d)		1.8680	08/25/51	257,362
100,000	Verus Securitization Trust 2019-4(b),(c)		3.2070	11/25/59	101,484
114,790	Verus Securitization Trust 2019-INV2(b),(c)		2.9130	07/25/59	115,736
72,124	Verus Securitization Trust 2020-1(b),(d)		2.4170	01/25/60	72,932
80,087	Verus Securitization Trust 2021-2(b),(c)		1.0310	02/25/66	79,755
41,229	Wells Fargo Mortgage Backed Securities 2020-4(b),(c)		3.0000	07/25/50	41,896
					7,251,477
	CREDIT CARD — 0.9%
305,000	Fair Square Issuance Trust Series 2020-AA A(b)		2.9000	09/20/24	306,667
133,683	Genesis Private Label Amortizing Trust 2020-1(b)		2.8300	07/20/30	133,780
410,000	Genesis Sales Finance Master Trust(b)		1.6500	09/22/25	412,480
					852,927

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 29.1% (Continued)
	HOME EQUITY — 0.0%
1,792	NovaStar Mortgage Funding Trust Series 2004-4(e)	US0001M + 1.725%	1.8140	03/25/35	$1,795

	MANUFACTURED HOUSING — 0.1%
71,123	Towd Point Mortgage Trust 2019-MH1(b),(c)		3.0000	11/25/58	72,243

	NON AGENCY CMBS — 2.1%
205,830	Angel Oak SB Commercial Mortgage Trust 2020-SBC1(b),(c)		2.0680	05/25/50	205,547
90,000	BPR Trust(b),(e)	US0001M + 1.250%	1.3400	02/15/29	90,190
130,000	BX Trust 2019-OC11 Series 2019-OC11 D(b),(c)		4.0750	12/09/41	136,781
233,297	CHC Commercial Mortgage Trust 2019 - CHC(b),(e)	US0001M + 1.120%	1.2100	06/15/34	233,449
128,326	Citigroup Commercial Mortgage Trust 2015-GC27		2.8780	02/10/48	132,016
205,000	CSMC 2019-ICE4(b),(e)	US0001M + 0.980%	1.0700	05/15/36	205,185
17,958	Exantas Capital Corporation(b),(e)	SOFR30A + 1.264%	1.3140	03/15/35	17,981
252,000	GS Mortgage Securities Corp Trust 2012-ALOHA Series 12-ALOH A(b)		3.5510	04/10/22	253,503
135,000	GS Mortgage Securities Trust 2020-GC45(c)		3.1730	02/13/53	143,354
185,000	Hilton USA Trust 2016-SFP(b)		3.3230	11/05/35	185,205
217,764	Onslow Bay Mortgage Loan Trust(b),(c)		1.1010	05/25/61	217,542
62,000	WFRBS Commercial Mortgage Trust 2014-C24		3.9310	11/15/47	65,166
					1,885,919
	OTHER ABS — 6.4%
230,000	American Homes 4 Rent 2014-SFR2 Trust(b)		4.7050	10/17/36	243,025
277,126	American Homes 4 Rent 2015-SFR1 Series 2015-SFR1 A(b)		3.4670	04/17/52	290,049
220,000	American Homes 4 Rent 2015-SFR2 Trust(b)		4.6910	10/17/45	238,884
314,698	AMSR 2020-SFR1 Trust(b)		1.8190	04/17/25	317,277
175,000	AMSR 2020-SFR1 Trust(b)		2.1200	04/17/37	175,565
250,000	AMSR 2020-SFR2 Trust(b)		2.5330	07/17/37	252,420
100,000	AMSR 2020-SFR2 Trust(b)		3.2820	07/17/37	102,197
21,405	Amur Equipment Finance Receivables VI, LLC(b)		3.8900	07/20/22	21,595
201,126	Aqua Finance Trust 2019-A(b)		3.1400	07/16/40	205,495
275,000	Aqua Finance Trust 2019-A(b)		4.0100	07/16/40	283,590
100,000	CCG Receivables Trust 2019-2(b)		2.5500	03/15/27	102,037
220,000	CCG Receivables Trust 2021-1(b)		0.8400	06/14/27	217,791
107,170	CF Hippolyta, LLC(b)		1.6900	07/15/60	107,285
175,000	Consumer Loan Underlying Bond CLUB Credit Trust(b)		2.9200	03/15/28	176,250

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 29.1% (Continued)
	OTHER ABS — 6.4% (Continued)
159,867	CoreVest American Finance 2018-2 Trust(b)		4.0260	11/15/52	$166,367
100,000	Corevest American Finance 2019-3 Trust(b)		3.2650	10/15/52	103,470
131,547	Corevest American Finance 2020-1 Trust Series 2020-1 A1(b)		1.8320	03/15/50	132,538
216,522	Corevest American Finance 2020-4 Trust(b)		1.1740	12/15/52	212,887
240,000	Dext A.B.S 2020-1, LLC(b)		1.9200	11/15/27	240,400
31,148	Diamond Resorts Owner Trust(b)		3.2700	10/22/29	31,424
285,000	FirstKey Homes 2020-SFR1 Trust(b)		2.1890	08/17/28	281,258
375,000	FirstKey Homes 2020-SFR2 Trust(b)		1.5670	10/19/37	370,018
51,221	Foundation Finance Trust 2019-1(b)		3.8600	11/15/34	52,736
141,398	HIN Timeshare Trust 2020-A Series C 20-A(b)		3.4200	10/09/39	145,067
130,000	Jersey Mike’s Funding(b)		4.4330	02/15/50	138,127
45,022	LL A.B.S Trust 2020-1 Series 2020-1A A(b)		2.3300	07/15/22	45,243
12,496	Marlette Funding Trust 2019-4(b)		2.3900	12/17/29	12,525
109,095	MVW 2020-1, LLC(b)		1.7400	10/20/37	110,020
22,914	MVW Owner Trust 2016-1(b)		2.2500	12/20/33	23,107
19,083	Octane Receivables Trust 2019-1 Series 2019-1A A(b)		3.1600	09/20/23	19,198
92,603	Octane Receivables Trust 2020-1 Series 2020-1A A(b)		1.7100	02/20/25	93,294
69,264	Orange Lake Timeshare Trust 2019-A(b)		3.3600	04/09/38	70,895
201,000	Progress Residential 2021-SFR1(b)		1.5550	04/17/38	196,917
98,420	Sierra Timeshare 2020-2 Receivables Funding, LLC(b)		2.3200	07/20/37	99,043
96,355	Tricon American Homes 2017-SFR1 Trust(b)		2.7160	09/17/22	96,342
200,000	Tricon American Homes 2020-SFR2 Trust(b)		2.2810	11/17/27	195,917
164,952	VSE 2016-A VOI Mortgage, LLC(b)		2.5400	07/20/33	164,897
34,152	VSE 2017-A VOI Mortgage, LLC(b)		2.3300	03/20/35	34,732
					5,769,882
	RESIDENTIAL MORTGAGE — 6.0%
180,609	AJAX Mortgage Loan Trust(b),(c)		1.0650	09/25/65	178,132
121,157	Ajax Mortgage Loan Trust 2019-D(b),(d)		2.9560	09/25/65	121,967
100,000	Bayview Opportunity Master Fund IVa Trust(b),(c)		4.0000	06/28/57	102,641
29,214	Bayview Opportunity Master Fund IVa Trust 2017-RT1(b),(c)		3.0000	03/28/57	29,498
165,000	CIM Trust(d)		2.8160	10/25/61	164,996
160,108	MFA 2021-NQM1 Trust(b),(c)		1.1530	04/25/65	159,993

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 29.1% (Continued)
	RESIDENTIAL MORTGAGE — 6.0% (Continued)
100,000	Mill City Mortgage Loan Trust 2017-1 Series 2017-1 M2(b),(c)		3.2500	11/25/58	$103,548
96,956	New Residential Mortgage Loan Trust(b),(c)		0.9410	09/25/58	96,918
80,000	NewRez Warehouse Securitization Trust 2021-1(b),(e)	US0001M + 1.050%	1.1390	05/25/55	79,773
209,963	Pretium Mortgage Credit Partners, LLC(b),(d)		2.2390	09/27/60	209,662
265,000	Progress Residential 2021-SFR3(b)		2.2880	05/17/26	264,212
220,000	Progress Residential Trust(b)		2.1970	04/19/38	217,692
275,000	Purchasing Power Funding 2021-A, LLC Series 2021-A A(b)		1.5700	10/15/25	274,698
265,000	Regional Management Issuance Trust 2021-1(b)		1.6800	03/17/31	264,586
227,251	SG Residential Mortgage Trust 2021-1(b),(c)		1.5600	07/25/61	225,948
345,000	Towd Point Mortgage Trust 2016-3(b),(c)		3.5000	04/25/56	356,457
135,000	Towd Point Mortgage Trust 2016-4(b),(c)		3.8260	07/25/56	145,157
115,000	Towd Point Mortgage Trust 2017-1(b),(c)		3.7500	10/25/56	121,352
200,000	Towd Point Mortgage Trust 2017-4(b),(c)		3.0000	06/25/57	207,461
131,255	Towd Point Mortgage Trust 2018-4 Series 2018-4 Class A1(b),(c)		3.0000	06/25/58	135,431
140,000	Towd Point Mortgage Trust 2018-6(b),(c)		3.7500	03/25/58	146,971
300,000	Towd Point Mortgage Trust 2018-6(b),(c)		3.7500	03/25/58	317,687
255,000	Towd Point Mortgage Trust 2019-2(b),(c)		3.7500	12/25/58	270,080
235,000	Towd Point Mortgage Trust 2019-4(b),(c)		3.2500	10/25/59	248,236
247,774	VCAT 2021-NPL1, LLC(b),(d)		2.2890	12/26/50	248,264
130,000	VCAT 2021-NPL1, LLC(b),(d)		4.8260	12/26/50	129,473
82,115	VCAT 2021-NPL2, LLC(b),(d)		2.1150	03/27/51	82,254
132,524	VCAT Asset Securitization, LLC(b),(d)		1.7430	05/25/51	131,668
96,419	Vericrest Opportunity Loan Transferee(b),(d)		2.1160	04/25/51	96,466
100,949	VOLT C, LLC(b),(d)		1.9920	05/25/51	100,755
185,427	VOLT XCII, LLC(b),(d)		1.8920	02/27/51	185,341
					5,417,317
	STUDENT LOANS — 0.1%
109,293	Commonbond Student Loan Trust 2020-1(b)		1.6900	10/25/51	107,814

	TOTAL ASSET BACKED SECURITIES (Cost $26,354,400)				26,366,747

	CORPORATE BONDS — 33.6%
	AEROSPACE & DEFENSE — 0.8%
90,000	Boeing Company (The)(a)		5.1500	05/01/30	105,100

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.6% (Continued)
	AEROSPACE & DEFENSE — 0.8% (Continued)
108,000	Boeing Company (The)		5.9300	05/01/60	$152,034
236,000	Huntington Ingalls Industries, Inc.(b)		2.0430	08/16/28	231,622
135,000	Spirit AeroSystems, Inc.(b)		5.5000	01/15/25	140,738
90,000	TransDigm, Inc.(a)		5.5000	11/15/27	92,250
					721,744
	APPAREL & TEXTILE PRODUCTS — 0.2%
175,000	Hanesbrands, Inc.(b)		5.3750	05/15/25	182,219

	ASSET MANAGEMENT — 1.8%
190,000	Ares Finance Co LLC(b)		4.0000	10/08/24	200,465
142,000	Blackstone Private Credit Fund(b)		2.6250	12/15/26	139,620
230,000	Blue Owl Finance, LLC(b)		3.1250	06/10/31	226,447
245,000	Charles Schwab Corporation (The)(c)	H15T10Y + 3.079%	4.0000	03/01/69	248,981
155,000	Citadel, L.P.(b)		4.8750	01/15/27	166,710
250,000	Drawbridge Special Opportunities Fund, L.P.(b)		3.8750	02/15/26	256,894
170,000	Icahn Enterprises, L.P. / Icahn Enterprises		6.2500	05/15/26	178,288
225,000	Sovereign Wealth Fund Samruk-Kazyna JSC(b)		2.0000	10/28/26	222,739
					1,640,144
	AUTOMOTIVE — 0.5%
188,000	Ford Motor Company		9.0000	04/22/25	226,305
80,000	Ford Motor Company		4.7500	01/15/43	87,390
160,000	Tenneco, Inc.(b)		5.1250	04/15/29	158,800
					472,495
	BANKING — 5.3%
250,000	Bank of America Corporation(e)	US0003M + 0.770%	0.8910	02/05/26	253,391
95,000	Bank of America Corporation(c)	SOFRRATE + 0.960%	1.7340	07/22/27	94,434
715,000	Bank of America Corporation(c)	SOFRRATE + 1.320%	2.6870	04/22/32	724,930
230,000	Bank of America Corporation(c)	H15T5Y + 1.200%	2.4820	09/21/36	223,960
200,000	BBVA Bancomer S.A.(b),(c)	H15T5Y + 2.650%	5.1250	01/18/33	206,569
300,000	Citigroup, Inc.		4.0500	07/30/22	307,992
325,000	Citigroup, Inc.(e)	US0003M + 1.250%	1.3810	07/01/26	334,986
190,000	Citigroup, Inc.		3.2000	10/21/26	202,081
360,000	Discover Bank(c)	USSW5 + 1.730%	4.6820	08/09/28	380,612

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.6% (Continued)
	BANKING — 5.3% (Continued)
95,000	JPMorgan Chase & Company(c)	SOFRRATE + 0.885%	1.5780	04/22/27	$94,139
425,000	JPMorgan Chase & Company	SOFRRATE + 1.065%	1.9530	02/04/32	407,183
47,000	JPMorgan Chase & Company Series HH(c)	SOFRRATE + 3.125%	4.6000	08/01/68	48,133
205,000	Santander Holdings USA, Inc.		4.4000	07/13/27	228,211
70,000	Synovus Financial Corporation(c)	USSW5 + 3.379%	5.9000	02/07/29	75,342
275,000	Texas Capital Bancshares, Inc.(c)	H15T5Y + 3.150%	4.0000	05/06/31	286,620
185,000	Truist Financial Corporation(c)	H15T10Y + 4.349%	5.1000	03/01/69	207,441
435,000	Wells Fargo & Company(a),(c)	SOFRRATE + 2.100%	2.3930	06/02/28	442,379
330,000	Wells Fargo & Company(a),(c)	H15T5Y + 3.453%	3.9000	03/15/69	336,394
					4,854,797
	BEVERAGES — 0.5%
180,000	Anheuser-Busch InBev Worldwide, Inc.(a)		4.0000	04/13/28	202,579
40,000	Anheuser-Busch InBev Worldwide, Inc.(a)		4.7500	01/23/29	47,009
200,000	Bacardi Ltd.(b)		4.7000	05/15/28	229,789
					479,377
	BIOTECH & PHARMA — 0.6%
50,000	Bausch Health Companies, Inc.(b)		5.7500	08/15/27	52,412
160,000	Mylan N.V.		3.9500	06/15/26	174,078
50,000	Par Pharmaceutical, Inc.(b)		7.5000	04/01/27	50,518
125,000	Teva Pharmaceutical Finance Netherlands III BV(a)		3.1500	10/01/26	117,969
150,681	Viatris, Inc.(b)		2.3000	06/22/27	152,304
					547,281
	CABLE & SATELLITE — 0.2%
40,000	CCO Holdings, LLC / CCO Holdings Capital(b)		4.7500	03/01/30	41,350
45,000	CCO Holdings, LLC / CCO Holdings Capital(a),(b)		4.5000	08/15/30	45,844
45,000	DIRECTV Holdings, LLC / DIRECTV Financing Company,(a),(b)		5.8750	08/15/27	46,705
20,000	Radiate Holdco, LLC / Radiate Finance, Inc.(b)		4.5000	09/15/26	20,346
					154,245
	CHEMICALS — 0.4%
125,000	Chemours Co/The(b)		5.7500	11/15/28	128,594
215,000	Nutrition & Biosciences, Inc.(b)		2.3000	11/01/30	212,299
					340,893

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.6% (Continued)
	COMMERCIAL SUPPORT SERVICES — 0.4%
50,000	Aramark Services, Inc.(b)		6.3750	05/01/25	$52,682
135,000	GFL Environmental Inc(b)		4.0000	08/01/28	131,794
135,000	GFL Environmental, Inc.(b)		3.7500	08/01/25	139,077
					323,553
	CONSUMER SERVICES — 0.1%
65,000	Carriage Services, Inc.(b)		4.2500	05/15/29	65,195

	CONTAINERS & PACKAGING — 0.2%
200,000	Ardagh Packaging Finance plc / Ardagh Holdings(b)		4.1250	08/15/26	204,256

	DIVERSIFIED INDUSTRIALS — 0.2%
181,000	General Electric Company Series D(e)	US0003M + 3.330%	3.4460	06/15/69	176,890

	ELECTRIC UTILITIES — 0.7%
238,000	Puget Energy, Inc.		2.3790	06/15/28	235,822
244,000	Southern Company (The)(c)	H15T5Y + 2.915%	3.7500	09/15/51	248,504
170,000	Vistra Corporation(b),(c)	H15T5Y + 6.930%	8.0000	04/15/70	178,595
					662,921
	ELECTRICAL EQUIPMENT — 0.2%
175,000	Vertiv Group Corporation(b)		4.1250	11/15/28	174,781

	ENGINEERING & CONSTRUCTION — 0.1%
70,000	Dycom Industries, Inc.(b)		4.5000	04/15/29	71,138

	ENTERTAINMENT CONTENT — 0.0%
55,000	Diamond Sports Group, LLC / Diamond Sports Finance(b)		5.3750	08/15/26	31,185
10,000	ROBLOX Corporation(b)		3.8750	05/01/30	9,975
					41,160
	FORESTRY, PAPER & WOOD PRODUCTS — 0.4%
85,000	Glatfelter Corporation(b)		4.7500	11/15/29	86,628
145,000	Louisiana-Pacific Corporation(b)		3.6250	03/15/29	146,058
90,000	Suzano Austria GmbH		2.5000	09/15/28	85,275
					317,961

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.6% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 0.9%
45,000	Centene Corporation		4.6250	12/15/29	$48,600
175,000	DaVita, Inc.(a),(b)		4.6250	06/01/30	176,086
125,000	HCA, Inc.		5.2500	06/15/49	162,119
85,000	Jaguar Holding Company II / PPD Development, L.P.(b)		5.0000	06/15/28	91,269
45,000	Legacy LifePoint Health, LLC(b)		6.7500	04/15/25	47,194
80,000	Legacy LifePoint Health, LLC(b)		4.3750	02/15/27	79,300
10,000	Prime Healthcare Services, Inc.(b)		7.2500	11/01/25	10,663
15,000	Tenet Healthcare Corporation(b)		7.5000	04/01/25	15,938
150,000	Universal Health Services, Inc.(b)		2.6500	01/15/32	147,472
					778,641
	HOME CONSTRUCTION — 0.5%
105,000	M/I Homes, Inc.		4.9500	02/01/28	109,331
235,000	PulteGroup, Inc.		6.3750	05/15/33	309,433
					418,764
	INDUSTRIAL SUPPORT SERVICES — 0.2%
200,000	Ashtead Capital, Inc.(b)		4.3750	08/15/27	209,210

	INSTITUTIONAL FINANCIAL SERVICES — 2.2%
160,000	Bank of New York Mellon Corporation (The)(c)	H15T5Y + 4.358%	4.7000	09/20/68	174,512
70,000	Bank of New York Mellon Corporation (The)(e)	US0003M + 3.420%	3.5420	12/20/68	70,263
370,000	Brookfield Finance, Inc.		2.7240	04/15/31	375,906
185,000	Coinbase Global, Inc.(b)		3.6250	10/01/31	176,444
295,000	Goldman Sachs Group, Inc. (The)(a)		4.2500	10/21/25	323,596
290,000	Jefferies Group, LLC / Jefferies Group Capital(a)		2.6250	10/15/31	285,106
285,000	Morgan Stanley		3.1250	07/27/26	302,960
175,000	Morgan Stanley(a)		6.3750	07/24/42	266,739
					1,975,526
	INSURANCE — 2.5%
150,000	Allstate Corporation (The)(c)	US0003M + 2.938%	5.7500	08/15/53	159,075
185,000	Ascot Group Ltd.(b)		4.2500	12/15/30	193,353
220,000	Athene Global Funding(b)		2.4500	08/20/27	225,542
170,000	Brighthouse Financial, Inc.		5.6250	05/15/30	204,217
240,000	Liberty Mutual Group, Inc.(b)		4.5690	02/01/29	277,199
185,000	Liberty Mutual Group, Inc.(b),(c)	H15T5Y + 3.315%	4.1250	12/15/51	189,864

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.6% (Continued)
	INSURANCE — 2.5% (Continued)
275,000	Lincoln National Corporation(e)	US0003M + 2.040%	2.1710	04/20/67	$242,000
160,000	MetLife, Inc.(c)	H15T5Y + 3.576%	3.8500	03/15/69	166,400
76,000	MetLife, Inc.(a),(c)	US0003M + 2.959%	5.8750	09/15/66	87,692
200,000	Nippon Life Insurance Company(c)	H15T5Y + 2.600%	2.9000	09/16/51	194,733
70,000	Prudential Financial, Inc.(c)	US0003M + 4.175%	5.8750	09/15/42	72,479
230,000	Prudential Financial, Inc.(c)	US0003M + 3.920%	5.6250	06/15/43	242,994
60,000	Trinity Acquisition plc		4.4000	03/15/26	66,290
					2,321,838
	INTERNET MEDIA & SERVICES — 0.2%
100,000	TripAdvisor, Inc.(b)		7.0000	07/15/25	105,875
70,000	Twitter, Inc.(b)		3.8750	12/15/27	73,706
					179,581
	LEISURE FACILITIES & SERVICES — 0.6%
45,000	Gateway Casinos & Entertainment Ltd.(b)		8.2500	03/01/24	46,392
45,000	Hilton Grand Vacations Borrower Escrow, LLC(b)		5.0000	06/01/29	45,945
200,000	International Game Technology plc(b)		4.1250	04/15/26	205,750
24,000	Marriott International, Inc.		2.8500	04/15/31	24,200
95,000	Marriott Ownership Resorts, Inc.		4.7500	01/15/28	96,781
135,000	Scientific Games International, Inc.(b)		5.0000	10/15/25	139,157
50,000	Scientific Games International, Inc.(b)		8.2500	03/15/26	53,125
20,000	Scientific Games International, Inc.(b)		7.0000	05/15/28	21,634
					632,984
	LEISURE PRODUCTS — 0.2%
166,000	Brunswick Corporation		2.4000	08/18/31	160,187

	MEDICAL EQUIPMENT & DEVICES — 0.3%
35,000	Avantor Funding, Inc.(b)		3.8750	11/01/29	35,033
203,000	Illumina, Inc.		2.5500	03/23/31	203,982
50,000	Mozart Debt Merger Sub, Inc.(a),(b)		3.8750	04/01/29	49,849
					288,864
	METALS & MINING — 1.0%
145,000	Alliance Resource Operating Partners, L.P.(b)		7.5000	05/01/25	147,422
160,000	Cleveland-Cliffs, Inc.(b)		6.7500	03/15/26	170,600
135,000	Freeport-McMoRan, Inc.(a)		5.4500	03/15/43	169,999

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.6% (Continued)
	METALS & MINING — 1.0% (Continued)
185,000	Glencore Funding, LLC(b)		2.8500	04/27/31	$185,507
205,000	Teck Resources Ltd.		6.1250	10/01/35	265,348
					938,876
	OIL & GAS PRODUCERS — 3.5%
155,000	Boardwalk Pipelines, L.P. B		4.9500	12/15/24	169,992
45,000	Cheniere Energy, Inc.		4.6250	10/15/28	47,248
135,000	Chesapeake Escrow Issuer, LLC B(b)		5.5000	02/01/26	140,906
75,000	CrownRock, L.P. / CrownRock Finance, Inc.(b)		5.6250	10/15/25	76,781
100,000	CrownRock, L.P. / CrownRock Finance, Inc.(b)		5.0000	05/01/29	103,125
130,000	DT Midstream, Inc.(b)		4.1250	06/15/29	131,092
185,000	Energy Transfer, L.P.(a),(c)	H15T5Y + 5.694%	6.5000	11/15/69	191,938
15,000	EQM Midstream Partners, L.P.(b)		6.0000	07/01/25	16,294
20,000	EQM Midstream Partners, L.P.(b)		6.5000	07/01/27	22,276
245,000	Flex Intermediate Holdco, LLC(b)		3.3630	06/30/31	248,305
165,000	HollyFrontier Corporation(a)		5.8750	04/01/26	188,118
160,000	Kinder Morgan, Inc.(a)		4.3000	06/01/25	174,965
45,000	Kinder Morgan, Inc.		7.7500	01/15/32	63,897
200,000	Lundin Energy Finance BV(b)		2.0000	07/15/26	199,388
5,000	Occidental Petroleum Corporation		5.5000	12/01/25	5,506
110,000	Occidental Petroleum Corporation		6.1250	01/01/31	131,863
70,000	Parsley Energy, LLC / Parsley Finance Corporation(b)		4.1250	02/15/28	72,625
200,000	Pertamina Persero PT(b)		6.4500	05/30/44	264,601
85,000	Petroleos Mexicanos		6.5000	03/13/27	90,727
185,000	Petroleos Mexicanos		7.6900	01/23/50	177,977
200,000	Petronas Capital Ltd.(b)		3.5000	04/21/30	215,010
65,000	Sabine Pass Liquefaction, LLC		4.2000	03/15/28	72,139
70,000	Southwestern Energy Company(b)		5.3750	02/01/29	73,938
140,000	Targa Resources Partners, L.P. / Targa Resources		5.8750	04/15/26	146,345
100,000	Venture Global Calcasieu Pass, LLC(b)		3.8750	08/15/29	102,045
					3,127,101
	OIL & GAS SERVICES & EQUIPMENT — 0.1%
80,000	Patterson-UTI Energy, Inc.		5.1500	11/15/29	82,628
26,800	Transocean Guardian Ltd.(b)		5.8750	01/15/24	26,175
					108,803

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.6% (Continued)
	REAL ESTATE INVESTMENT TRUSTS — 1.9%
220,000	EPR Properties		4.7500	12/15/26	$239,220
155,000	GLP Capital, L.P. / GLP Financing II, Inc.		5.7500	06/01/28	180,175
85,000	MPT Operating Partnership, L.P. / MPT Finance		5.0000	10/15/27	89,505
25,000	MPT Operating Partnership, L.P. / MPT Finance(a)		4.6250	08/01/29	26,469
130,000	MPT Operating Partnership, L.P. / MPT Finance(a)		3.5000	03/15/31	131,164
170,000	Office Properties Income Trust		4.5000	02/01/25	180,877
240,000	Phillips Edison Grocery Center Operating		2.6250	11/15/31	235,468
95,000	Retail Opportunity Investments Partnership, L.P.		5.0000	12/15/23	101,418
105,000	Retail Opportunity Investments Partnership, L.P.		4.0000	12/15/24	111,490
225,000	Retail Properties of America, Inc.		4.7500	09/15/30	247,233
165,000	Service Properties Trust		4.9500	02/15/27	162,748
					1,705,767
	REAL ESTATE OWNERS & DEVELOPERS — 0.3%
275,000	Ontario Teachers’ Cadillac Fairview Properties(b)		2.5000	10/15/31	275,954

	RETAIL - CONSUMER STAPLES — 0.1%
85,000	Albertsons Companies Inc / Safeway Inc / New(b)		3.2500	03/15/26	86,490
15,000	Albertsons Companies Inc / Safeway Inc / New(a),(b)		3.5000	03/15/29	14,804
					101,294
	RETAIL - DISCRETIONARY — 0.4%
185,000	American Builders & Contractors Supply Company,(b)		4.0000	01/15/28	187,775
95,000	Gap, Inc. (The)(b)		3.8750	10/01/31	93,219
75,000	QVC, Inc.		4.3750	03/15/23	77,906
					358,900
	SEMICONDUCTORS — 0.7%
171,000	Broadcom, Inc.		4.1500	11/15/30	188,083
148,000	Broadcom, Inc.(a),(b)		2.4500	02/15/31	143,444
9,000	Broadcom, Inc.(b)		3.1870	11/15/36	8,869
270,000	SK Hynix, Inc.(b)		1.5000	01/19/26	264,940
					605,336
	SOFTWARE — 0.3%
265,000	Citrix Systems, Inc.		3.3000	03/01/30	269,613
20,000	Consensus Cloud Solutions, Inc.(b)		6.0000	10/15/26	20,425

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.6% (Continued)
	SOFTWARE — 0.3% (Continued)
25,000	Consensus Cloud Solutions, Inc.(b)		6.5000	10/15/28	$26,063
					316,101
	SPECIALTY FINANCE — 1.2%
150,000	AerCap Ireland Capital DAC / AerCap Global		3.6500	07/21/27	159,105
224,000	Ally Financial, Inc. Series B(c)	H15T5Y + 3.868%	4.7000	08/15/69	232,820
145,000	Aviation Capital Group, LLC(b)		3.5000	11/01/27	151,559
125,000	Avolon Holdings Funding Ltd.(b)		4.3750	05/01/26	134,889
182,000	Capital One Financial Corporation(c)	SOFRRATE + 1.337%	2.3590	07/29/32	175,960
125,000	Ladder Capital Finance Holdings LLLP / Ladder(b)		4.2500	02/01/27	125,800
70,000	OneMain Finance Corporation		6.8750	03/15/25	78,225
25,000	OneMain Finance Corporation		7.1250	03/15/26	28,406
					1,086,764
	TECHNOLOGY HARDWARE — 1.5%
45,000	CommScope, Inc.(b)		7.1250	07/01/28	44,452
110,000	CommScope, Inc.(a),(b)		4.7500	09/01/29	108,070
155,000	Dell International, LLC / EMC Corporation(a)		8.1000	07/15/36	235,259
94,000	Flex Ltd.		3.7500	02/01/26	101,079
255,000	HP, Inc.		3.4000	06/17/30	269,704
94,000	Motorola Solutions, Inc.		4.6000	02/23/28	107,746
50,000	Motorola Solutions, Inc.		4.6000	05/23/29	57,609
100,000	NCR Corporation(a),(b)		5.1250	04/15/29	102,383
280,000	TD SYNNEX Corporation(b)		2.3750	08/09/28	274,551
					1,300,853
	TECHNOLOGY SERVICES — 0.7%
137,000	Kyndryl Holdings, Inc.(b)		2.7000	10/15/28	135,197
245,000	Leidos, Inc.		2.3000	02/15/31	236,246
160,000	Science Applications International Corporation(b)		4.8750	04/01/28	165,000
135,000	Square, Inc.(a),(b)		3.5000	06/01/31	138,544
					674,987
	TELECOMMUNICATIONS — 1.0%
170,000	Level 3 Financing, Inc.(a),(b)		4.2500	07/01/28	168,313
175,000	Sprint Spectrum Company, LLC / Sprint Spectrum(b)		4.7380	03/20/25	184,844
265,000	T-Mobile USA, Inc.(a)		3.8750	04/15/30	290,088

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.6% (Continued)
	TELECOMMUNICATIONS — 1.0% (Continued)
85,000	Verizon Communications, Inc.(e)	US0003M + 1.100%	1.2250	05/15/25	$86,958
123,000	Verizon Communications, Inc.		2.5500	03/21/31	124,118
					854,321
	TOBACCO & CANNABIS — 0.5%
195,000	BAT Capital Corporation		4.9060	04/02/30	221,207
190,000	Vector Group Ltd.(b)		5.7500	02/01/29	189,288
					410,495
	TRANSPORTATION & LOGISTICS — 0.2%
60,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b)		5.7500	04/20/29	64,650
135,000	United Airlines, Inc.(a),(b)		4.6250	04/15/29	139,351
					204,001
	TOTAL CORPORATE BONDS (Cost $29,722,429)				30,466,198

	MUNICIPAL BONDS — 2.3%
	CITY — 0.6%
340,000	City of Bristol VA		4.2100	01/01/42	373,585
145,000	City of San Antonio TX		1.9630	02/01/33	144,002
					517,587
	GOVERNMENT LEASE — 0.2%
145,000	Texas Public Finance Authority		2.1400	02/01/35	140,700

	HOSPITALS — 0.2%
135,000	Idaho Health Facilities Authority		5.0200	03/01/48	174,227

	LOCAL AUTHORITY — 1.1%
325,000	San Diego County Regional Airport Authority		5.5940	07/01/43	360,095
600,000	State of Texas		3.2110	04/01/44	631,513
35,000	Texas Transportation Commission State Highway Fund		4.0000	10/01/33	42,176
					1,033,784
	SALES TAX — 0.0%
20,000	Sales Tax Securitization Corporation		3.4110	01/01/43	21,771

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 2.3% (Continued)
	WATER AND SEWER — 0.2%
160,000	Santa Clara Valley Water District		2.9670	06/01/50	$160,403

	TOTAL MUNICIPAL BONDS (Cost $1,912,643)				2,048,472

	NON U.S. GOVERNMENT & AGENCIES — 1.6%
	SOVEREIGN — 1.6%
200,000	Emirate of Dubai Government International Bonds		5.2500	01/30/43	229,741
200,000	Mexico Government International Bond(a)		2.6590	05/24/31	193,456
200,000	Oman Government International Bond(b)		7.3750	10/28/32	231,463
200,000	Qatar Government International Bond(b)		4.4000	04/16/50	244,405
200,000	Saudi Government International Bond(b)		3.2500	10/22/30	213,263
325,000	Turkey Government International Bond		5.8750	06/26/31	302,110
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $1,456,165)				1,414,438

	TERM LOANS — 9.9%
	AEROSPACE & DEFENSE — 0.2%
207,296	TransDigm, Inc.(e)	US0001M + 2.250%	2.3710	05/30/25	205,064

	ASSET MANAGEMENT — 0.0%
15,000	Zebra Buyer, LLC(f)			04/22/28	15,055

	AUTOMOTIVE — 0.1%
142,856	Cooper-Standard Automotive, Inc.(e)	US0001M + 2.000%	2.7500	11/02/23	133,445

	BIOTECH & PHARMA — 0.0%
19,842	Bausch Health Americas, Inc.(e)	US0001M + 2.750%	2.8710	06/01/25	19,805
6,181	Bausch Health Americas, Inc.(e)	US0001M + 3.000%	3.1210	06/01/25	6,174
30,000	Phoenix Newco, Inc.(f)			08/11/28	29,850
					55,829
	CABLE & SATELLITE — 0.2%
64,181	Charter Communications Operating, LLC(e)	US0001M + 1.750%	1.8500	02/01/27	63,790
98,731	CSC Holdings, LLC(e)	US0001M + 2.250%	2.3770	01/11/26	96,930
17,726	Radiate Holdco, LLC(e)	US0001M + 3.500%	4.2500	09/11/26	17,703

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 9.9% (Continued)
	CABLE & SATELLITE — 0.2% (Continued)
20,000	Virgin Media Bristol, LLC(e)	US0001M + 3.250%	3.3530	01/10/29	$20,015
					198,438
	CHEMICALS — 0.9%
175,000	Diamond BC BV			09/15/28	174,858
232,907	INEOS US Finance, LLC(e)	US0001M + 2.000%	2.1210	03/31/24	231,694
134,663	INEOS US Petrochem, LLC(e)	US0001M + 2.750%	3.2500	01/21/26	134,803
132,688	Nouryon USA, LLC(e)	US0001M + 2.750%	2.8650	10/01/25	131,901
149,625	Trinseo Materials Operating SCA(e)	US0001M + 2.500%	2.5850	03/18/28	148,930
					822,186
	COMMERCIAL SUPPORT SERVICES — 0.2%
203,975	AlixPartners LLP(e)	US0001M + 2.750%	3.2500	01/28/28	203,530
23,313	Aramark Services, Inc.(e)	US0001M + 1.750%	1.8710	12/10/26	22,790
					226,320
	CONSTRUCTION MATERIALS — 0.4%
180,087	CPG International, LLC(e)	US0003M + 2.500%	3.2500	05/05/24	180,296
140,000	Quikrete Holdings, Inc.(f)			06/11/28	139,677
					319,973
	CONTAINERS & PACKAGING — 0.2%
150,837	Berry Global, Inc.(e)	US0001M + 1.750%	1.8610	07/01/26	150,055

	ELECTRIC UTILITIES — 0.1%
123,213	Astoria Energy, LLC(e)	US0003M + 3.500%	4.5000	12/10/27	123,664

	ELECTRICAL EQUIPMENT — 0.2%
186,539	Brookfield WEC Holdings, Inc.(e)	US0001M + 2.750%	3.2500	08/01/25	185,448

	FOOD — 0.5%
99,231	CHG PPC Parent, LLC(e)	US0001M + 2.750%	2.8710	03/23/25	98,735
178,633	Hostess Brands, LLC(e)	US0003M + 2.250%	3.0000	08/03/25	178,460
178,626	JBS USA LUX S.A.(e)	US0001M + 2.000%	2.1080	05/01/26	178,230
					455,425
	HEALTH CARE FACILITIES & SERVICES — 0.4%
55,000	Agiliti Health, Inc.(a),(e)	US0001M + 2.750%	5.0620	10/18/25	54,931

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 9.9% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 0.4% (Continued)
99,636	IQVIA, Inc.(e)	US0003M + 1.750%	1.9520	06/08/25	$99,609
131,596	Legacy LifePoint Health, LLC(e)	US0001M + 3.750%	3.8420	11/16/25	131,439
124,375	PPD, Inc.(e)	US0001M + 2.250%	2.7500	01/06/28	124,317
					410,296
	HOME CONSTRUCTION — 0.1%
55,000	Chariot Buyer, LLC(f)			10/22/28	54,977

	INDUSTRIAL INTERMEDIATE PROD — 0.2%
178,650	Gates Global, LLC(e)	US0001M + 2.750%	3.5000	03/31/27	178,436

	INDUSTRIAL SUPPORT SERVICES — 0.1%
20,000	APi Group DE, Inc.(f)			10/07/28	20,023
89,550	Resideo Funding, Inc.(e)	US0002M + 2.250%	2.7500	02/09/28	89,661
					109,684
	INSTITUTIONAL FINANCIAL SERVICES — 0.2%
194,025	Citadel Securities, L.P.(e)	US0001M + 2.500%	2.6200	02/27/28	192,585

	INSURANCE — 0.3%
34,912	Asurion, LLC(e)	US0001M + 3.250%	3.3590	07/28/27	34,614
201,591	Sedgwick Claims Management Services, Inc.(e)	US0001M + 3.250%	3.3420	11/05/25	199,744
					234,358
	INTERNET MEDIA & SERVICES — 0.1%
27,143	Pug, LLC(e)	US0001M + 4.250%	4.7500	02/13/27	27,211
63,863	Pug, LLC(e)	US0001M + 3.500%	3.6210	12/31/49	62,984
					90,195
	LEISURE FACILITIES & SERVICES — 0.8%
14,813	Aristocrat International Pty Ltd.(e)	US0003M + 3.750%	4.7500	10/19/24	14,866
179,173	Caesars Resort Collection, LLC(e)	US0001M + 2.750%	2.8350	10/02/24	178,526
25,000	Hilton Grand Vacations Borrower, LLC(e)	US0001M + 3.000%	3.5000	05/20/28	25,075
180,000	Hilton Worldwide Finance, LLC(e)	US0001M + 1.750%	1.8420	06/21/26	178,802
89,767	Scientific Games International, Inc.(e)	US0001M + 2.750%	2.8710	08/14/24	89,517
39,397	Station Casinos, LLC(e)	US0001M + 2.250%	2.5000	01/31/27	39,066

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 9.9% (Continued)
	LEISURE FACILITIES & SERVICES — 0.8% (Continued)
120,000	UFC Holdings, LLC(f)			04/29/26	$119,467
					645,319
	MACHINERY — 0.6%
152,411	Alliance Laundry Systems, LLC(e)	US0003M + 3.500%	4.2500	09/30/27	152,913
215,000	Standard Industries, Inc.(e)	US0001M + 2.500%	3.0000	08/06/28	214,962
133,610	Star US Bidco, LLC(e)	US0001M + 4.250%	5.2500	03/03/27	134,278
					502,153
	MEDICAL EQUIPMENT & DEVICES — 0.1%
55,000	Mozart Borrower, L.P.(f)		3.3340	09/30/28	55,103

	OIL & GAS PRODUCERS — 0.3%
24,626	Buckeye Partners, L.P.(e)	US0001M + 2.250%	2.3690	11/01/26	24,536
57,774	CITGO Petroleum Corporation(e)	US0003M + 6.250%	7.2500	03/27/24	58,020
49,875	DT Midstream, Inc.(e)	US0001M + 2.000%	2.5000	05/25/28	50,045
180,000	Oryx Midstream Services Permian Basin, LLC(e)	US0001M + 3.250%	3.7500	09/30/28	179,517
					312,118
	PUBLISHING & BROADCASTING — 0.1%
118,333	Nexstar Broadcasting, Inc.(e)	US0001M + 2.500%	2.6150	06/20/26	118,289

	RETAIL - DISCRETIONARY — 0.3%
183,812	Harbor Freight Tools USA, Inc.(e)	US0001M + 2.750%	3.2500	10/19/27	183,426
90,000	PetSmart, Inc.(e)	US0003M + 3.750%	4.5000	01/29/28	90,233
40,000	RH(f)			10/15/28	40,008
					313,667
	SEMICONDUCTORS — 0.0%
25,000	Synaptics, Inc.(e)		2.7500	10/20/28	25,070

	SOFTWARE — 0.6%
113,368	Applied Systems, Inc.(e)	US0003M + 3.250%	3.7500	09/19/24	113,381
142,588	Boxer Parent Company, Inc.(e)	US0001M + 3.750%	3.8590	10/02/25	141,804
135,000	CCC Intelligent Solutions, Inc.(e)	US0001M + 2.500%	3.0000	09/17/28	134,764
124,063	Sophia, L.P.(e)	US0003M + 3.500%	4.5000	09/23/27	124,317

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 9.9% (Continued)
	SOFTWARE — 0.6% (Continued)
64,413	UKG, Inc.(e)	US0003M + 3.250%	4.0000	05/03/26	$64,601
					578,867
	SPECIALTY FINANCE — 0.1%
74,438	Avolon TLB Borrower 1 US, LLC(e)	US0001M + 2.250%	3.2500	12/01/27	74,628

	TECHNOLOGY HARDWARE — 0.1%
63,340	Dell International, LLC(e)	US0001M + 1.750%	2.0000	09/19/25	63,366

	TECHNOLOGY SERVICES — 0.9%
180,000	Blackhawk Network Holdings, Inc.(f)		—	05/22/25	178,900
167,931	Dun & Bradstreet Corporation (The)(e)	US0001M + 3.250%	3.3770	02/08/26	167,451
89,550	Peraton Corporation(e)	US0001M + 3.750%	4.5000	02/24/28	89,879
195,000	Tenable, Inc.(e)	US0003M + 2.750%	3.2500	06/17/28	195,000
194,025	WEX, Inc.(e)	US0001M + 2.250%	2.3650	03/19/28	193,359
					824,589
	TELECOMMUNICATIONS — 0.5%
39,288	CenturyLink, Inc.(e)	US0001M + 2.250%	2.3710	03/15/27	38,862
32,130	Consolidated Communications, Inc.(e)	US0001M + 3.500%	4.2500	10/02/27	32,167
177,957	SBA Senior Finance II, LLC(e)	US0001M + 1.750%	1.8580	04/11/25	176,753
135,717	Zayo Group Holdings, Inc.(e)	US0001M + 3.000%	3.1210	02/21/27	133,790
					381,572
	TRANSPORTATION & LOGISTICS — 1.1%
135,000	AAdvantage Loyalty IP Ltd.(e)	US0003M + 4.750%	5.5000	03/10/28	140,780
24,706	Air Canada(e)	US0003M + 3.250%	4.2500	07/27/28	24,999
172,861	Brown Group Holding, LLC(e)	US0003M + 2.750%	3.2500	04/22/28	172,672
185,000	KKR Apple Bidco, LLC(e)	US0001M + 3.000%	3.5000	07/13/28	184,827
120,000	Mileage Plus Holdings, LLC(e)	US0003M + 5.250%	6.2500	06/25/27	127,958
104,475	PODS, LLC(e)	US0001M + 3.000%	3.7500	03/19/28	104,443
175,000	SkyMiles IP Ltd.(f)			09/16/27	186,569
					942,248
	TOTAL TERM LOANS (Cost $8,983,020)				8,998,422

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 20.6%
	AGENCY FIXED RATE — 0.8%
10,838	Fannie Mae Pool 735061		6.0000	11/01/34	$12,757
11,860	Fannie Mae Pool 866009		6.0000	03/01/36	14,011
93,774	Fannie Mae Pool 938574		5.5000	09/01/36	108,671
33,368	Fannie Mae Pool 310041		6.5000	05/01/37	39,632
15,293	Fannie Mae Pool 962752		5.0000	04/01/38	17,567
15,867	Fannie Mae Pool 909175		5.5000	04/01/38	18,334
59,262	Fannie Mae Pool 909220		6.0000	08/01/38	69,722
86,461	Fannie Mae Pool AA7001		5.0000	06/01/39	98,871
75,766	Fannie Mae Pool AS7026		4.0000	04/01/46	82,422
118,522	Fannie Mae Pool BJ9260		4.0000	04/01/48	127,386
109,399	Freddie Mac Gold Pool G01980		5.0000	12/01/35	125,350
15,209	Freddie Mac Gold Pool G05888		5.5000	10/01/39	17,925
					732,648
	U.S. TREASURY BONDS — 6.5%
590,000	United States Treasury Bond		3.0000	08/15/48	720,134
1,280,000	United States Treasury Bond		2.8750	05/15/49	1,536,325
1,440,000	United States Treasury Bond		2.0000	02/15/50	1,455,553
2,500,000	United States Treasury Bond		1.3750	08/15/50	2,177,832
					5,889,844
	U.S. TREASURY NOTES — 13.3%
1,010,000	United States Treasury Note		0.1250	05/31/22	1,010,187
1,360,000	United States Treasury Note		0.1250	08/31/23	1,352,164
535,000	United States Treasury Note		0.3750	09/30/27	506,024
2,505,000	United States Treasury Note(a)		2.6250	02/15/29	2,707,993
730,000	United States Treasury Note		0.8750	11/15/30	690,292
1,415,000	United States Treasury Note		1.1250	02/15/31	1,365,917
2,475,000	United States Treasury Note		1.8750	02/15/51	2,432,075
1,525,000	United States Treasury Note		1.6250	05/15/31	1,536,795
360,000	United States Treasury Note		1.2500	08/15/31	350,100
135,000	United States Treasury Note		2.0000	08/15/51	136,835
					12,088,382
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $18,921,965)				18,710,874

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COLLATERAL FOR SECURITIES LOANED — 7.7%
7,012,874	Mount Vernon Prime Portfolio, 0.10% (Cost $7,012,874)(g),(h)	$7,012,874

	TOTAL INVESTMENTS - 105.1% (Cost $94,602,631)	$95,255,023
	LIABILITIES IN EXCESS OF OTHER ASSETS - (5.1)%	(4,638,750)
	NET ASSETS - 100.0%	$90,616,273

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFR30A	United States 30 Day Average SOFR Secured Overnight Financing Rate

SOFRRATE	United States SOFR Secured Overnight Financing Rate

US0001M	ICE LIBOR USD 1 Month

US0002M	ICE LIBOR USD 2 Month

US0003M	ICE LIBOR USD 3 Month

USSW5	USD SWAP SEMI 30/360 5YR

(a)	All or a portion of these securities are on loan. Total loaned securities had a value of $6,819,602 at October 31, 2021.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021 the total market value of 144A securities is 37,247,522 or 41.1% of net assets.

(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(d)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at October 31, 2021.

(e)	Variable rate security; the rate shown represents the rate on October 31, 2021.

(f)	Security has not settled. Interest rate will be set at settlement.

(g)	Rate disclosed is the seven day effective yield as of October 31, 2021.

(h)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Portfolio Composition * - (Unaudited)
Corporate Bonds	31.9%	Collateral for Securities Loaned	7.4%
Asset Backed Securities	27.7%	Municipal Bonds	2.1%
U.S. Government & Agencies	19.6%	Non U.S. Government & Agencies	1.5%
Term Loans	9.5%	Exchange-Traded Fund	0.3%
		Total	100.0%

*	Based on total value of investments as of October 31, 2021.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Floating Rate Bond Fund (Unaudited)
Message from the Sub-Adviser (PineBridge Investments, LLC)

Asset Class Recap

Fixed income markets throughout the fiscal quarter have been plagued with heightened attention to interest rate risk adversely affecting many duration sensitive asset classes. Over the fiscal year the 10-year Treasury yield increased 68 basis points to 1.55 percent, while the Bloomberg U.S. Aggregate Bond Index declined 0.5 percent. Although headlines have painted the picture of the doom of the bond market and uniform rise in rates, the rise was largely concentrated in the longer end of curve. In fact, yields one year and shorter ended the fiscal year lower than where they began. Bank loans are generally stated as a spread over LIBOR, a short-term rate that has historically been more akin to a short-term Treasury yield. Three-month LIBOR fluctuated between 11 basis points and 25 basis points during the fiscal year ended October 31, 2021. After accounting for the average spread imposed on bank loans, the average yield on the 100 largest bank loans, as measured by the S&P LSTA Leveraged Loan 100 Index, declined from 4.79 percent at the start of the fiscal year to as low as 3.59 percent in in mid-June, until it settled at 3.79 percent at the end of October. Despite the decline in yield, bank loans put in an impressive fiscal year as strong investor demand for floating rate investments, robust new-issue supply, and a low level of defaults created a constructive backdrop for the loan market. Over the most recent fiscal year bank loans, as measured by the S&P LSTA Leveraged Loan 100 Index, increased 7.1 percent, underperforming both traditional high-yield bonds and collateralized loan obligations. Over the same time periods high-yield bonds, as measured by the ICE Bank of America U.S. Cash Pay High Yield Index, increased 10.6 percent, and collateralized loan obligations, as measured by the Palmer Square CLO Debt Index, rose 10.7 percent.

Allocation Review

Although the Fund is predominately represented by bank loans, the Fund had an approximate 4 percent allocated to traditional high-yield bonds during the first eleven months of the fiscal year, but that exposure was increased to approximately 8 percent in the final month of the most recent fiscal quarter. High-yield bonds in general, as measured by the ICE BofA Merrill Lynch U.S. Cash Pay High-Yield Index, increased 10.6 percent since the start of the fiscal year and 0.4 percent in the most recent fiscal quarter ended October 31, 2021. Through the first three quarters of the fiscal year, this exposure strongly contributed to Fund performance, albeit to a smaller degree than the index performance would indicate given the higher quality exposure within the Fund. The index includes all credit qualities, including bonds rated CCC and lower, while the Fund’s primary high yield exposure is concentrated in bonds rated BB and B. In regard to sector exposures, the Fund’s largest overweights through September 30, 2021, were to the forest products and containers industry and to the healthcare industry, while the largest underweights were to the information technology and financial services industries. The overweight to the healthcare industry made it the largest weighting in the Fund, while the information technology industry was the largest weighting in the benchmark index.

On October 1, 2021, the Sub- Adviser was changed, resulting in larger than average portfolio turnover during the final month of the fiscal year. Not only did the sector exposure meaningfully change, the Fund also added exposure to collateralized loan obligations (CLO) which represents the largest off benchmark exposure within the Fund. CLOs, which own more than half of the global loan market, are actively managed securities backed primarily by a pool of 150 to 300 senior secured syndicated loans and bonds. To close the fiscal year, the Fund’s largest sector overweight was the business equipment and services sector while the largest underweight was to the electronics sector. The Fund did not have any exposure to derivatives during the six-month period that meaningfully affected performance.

Holdings Insights

Over the fiscal year, the Sub-Adviser increased the exposure to industries that it believed benefit from the re-opening of the economy, such as gaming, and lodging, which have all rallied as COVID cases declined and vaccines became more available around the globe. A loan in the portfolio that benefited from the reopening was the Playa Resorts Holding BV Floating Rate Due 04/27/2024 (BL2699181) (holding weight*: 0.89 percent). Playa Resorts is an owner, operator, and developer of all-inclusive resorts in Mexico and the Caribbean. Playa Resorts benefitted from the pent-up demand to travel, as many individuals begin to take vacations now that many COVID lockdown measures have been lifted. Over the fiscal year, this loan appreciated approximately 15.8 percent. Another loan within this sector that contributed to Fund performance was the Golden Nugget, LLC Floating Rate Due 10/04/2023 (BL3294289) (holding weight*: 0.56 percent), a Nevada-based casino owner and operator, which increased approximately 14.7 percent over the fiscal year. The energy sector also benefited from the increase in travel during the fiscal year as well as the surging price of oil. Over the fiscal year, the price of a barrel of West Texas Intermediate crude oil increased to $83.57 from $35.79. A credit within the Fund that benefited from this backdrop was Lucid Energy Group II Borrower, LLC Floating Rate Due 02/18/2025 (BL2627604) (holding weight*: 0.58 percent), the largest gas processor in the Delaware Basin and the largest private processor in the Permian Basin. During the fiscal year, this credit increased 13 percent.

Detractors from positive Fund performance over the fiscal year included the Rodan & Fields LLC Floating Rate Due 06/07/2025 (BL2709733) (holding weight**: 0.26 percent). Rodan and Fields, a multilevel marketing skincare company, encountered a series of headwinds during the fiscal period in the form of two class-action lawsuits. The first class action has been ongoing since 2018 as consumers complained that a company product caused irritation, swelling, and other side effects. The second class action was filed in the most recent fiscal quarter filed by the company’s insurance provider. The insurance provider alleges that the cosmetic company broke state and federal laws through its product distribution, which means they should not have to pay for the firm’s legal defense or pay out any claims for the original class action. Prior to being sold in mid-October, this loan appreciated approximately 3.6 percent over the fiscal year, detracting from the Fund’s relative performance. Another loan that detracted from Fund performance was U.S. Farathane, LLC Floating Rate Due 12/23/2024 (BL3566975) (holding weight**: 0.51 percent), a company that designs and manufactures highly-engineered plastic fabricated products for the automotive, consumer goods, electronics, and heavy truck industries. This loan declined approximately 1.1 percent before being sold in mid-October in reaction to a ratings downgrade. The rating agency attributed the downgrade to the company’s weakening liquidity due to its lower margins and negative free cash flow.

Sub-Adviser Outlook

The Sub-Adviser is optimistic for the rest of 2021 and the following year as it believes that the loan market may remain attractive from both a fundamental and technical perspective. Though likely more muted than the first two quarters of the year, the third-quarter earnings season points to a continuation of year-over-year gains, further supporting the low default environment. Although the market reached record levels of loan issuance during the most recent fiscal quarter, the Sub-Adviser believes that the market may remain robust and demand may continue for floating rate bonds amid concerns of rising interest rates. Moving forward, the Sub-Adviser is confident that the asset class may continue to offer an attractive risk and return profile relative to other income-generating products and may provide stability in times of market volatility given less sensitivity to rate volatility and inherent rising-rate protection.

* Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2021.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2021

			Annualized
		Annualized	Since Inception
	One Year	Five Years	(11/1/13)
Class N	6.87%	2.84%	2.60%
Class A with load of 4.50%	1.81%	1.64%	1.76%
Class A without load	6.62%	2.59%	2.34%
Class C	5.98%	2.09%	1.84%
S&P/LSTA U.S. Leveraged Loan 100 Index **	8.47%	4.46%	3.83%
Credit Suisse Leveraged Loan Total Return Index	8.55%	4.53%	4.19%
Morningstar Bank Loan Category	7.36%	3.36%	3.07%

(a)	Total Returns are calculated based on traded NAVs.

**	Change in Fund’s benchmark due to the implementation of the Sub-Adviser’s investment strategy primarily using the new benchmark index. As a result, the Fund’s performance is compared to both indices in the table above.

The Credit Suisse Leveraged Loan Total Return Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. Investors cannot invest directly in an index or benchmark.

The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Investors cannot invest directly in an index or benchmark.

The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate, or LIBOR.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.14% for Class N, 1.89% for Class C and 1.39% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

Shares					Fair Value
	COMMON STOCKS — 0.5%
	METALS & MINING - 0.1%
23,114	Covia Holdings, LLC(a)				$294,704

	OIL & GAS PRODUCERS - 0.1%
2,650	Quarternorth Energy Holding, Inc.(a)				276,925

	RETAIL - DISCRETIONARY - 0.3%
17,244	Libbey Glass, Inc.(a)				103,464
1,963	NMG Parent, LLC(a)				298,376
					401,840

	TOTAL COMMON STOCKS (Cost $2,238,602)				973,469

	EXCHANGE-TRADED FUNDS — 2.4%
	FIXED INCOME - 2.4%
46,000	iShares iBoxx $ High Yield Corporate Bond ETF(b)				3,998,780
33,710	SPDR Bloomberg Barclays Short Term High Yield Bond(b)				920,620
					4,919,400

	TOTAL EXCHANGE-TRADED FUNDS (Cost$4,925,719)				4,919,400

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity
	ASSET BACKED SECURITIES — 7.5%
1,500,000	Apidos CLO XX(c),(d)	US0003M + 5.700%	5.8220	07/16/31	1,422,042
2,900,000	Benefit Street Partners CLO II Ltd.(c),(d)	US0003M + 6.550%	6.6740	07/15/29	2,744,296
2,000,000	Benefit Street Partners CLO III Ltd.(c),(d)	US0003M + 6.600%	6.7310	07/20/29	1,931,298
2,000,000	Carlyle Global Market Strategies CLO 2015-3 Ltd.(c),(d)	US0003M + 5.200%	5.3360	07/28/28	1,912,026
2,000,000	Carlyle Global Market Strategies CLO 2015-4 Ltd.(c),(d)	US0003M + 6.700%	6.8320	07/20/32	1,900,548
1,250,000	Goldentree Loan Management US Clo 2 Ltd.(c),(d)	US0003M + 4.700%	4.8310	11/28/30	1,207,389
2,505,000	THL Credit Wind River 2014-2 CLO Ltd.(c),(d)	US0003M + 5.750%	5.8740	01/15/31	2,323,388
1,850,000	Voya CLO 2015-1 Ltd.(c),(d)	US0003M + 5.650%	5.7720	01/18/29	1,801,700
					15,242,687
	TOTAL ASSET BACKED SECURITIES (Cost$15,259,956)				15,242,687

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 5.5%
	CHEMICALS — 0.2%
500,000	Consolidated Energy Finance S.A.(c)	5.6250	10/15/28	$498,175

	COMMERCIAL SUPPORT SERVICES — 0.2%
450,000	Deluxe Corporation(c)	8.0000	06/01/29	474,379

	CONTAINERS & PACKAGING — 0.4%
504,000	LABL, Inc.(c)	5.8750	11/01/28	507,943

	ELECTRIC UTILITIES — 0.2%
500,000	Calpine Corporation(c)	5.0000	02/01/31	490,715

	FOOD — 0.2%
500,000	Post Holdings, Inc.(c)	4.5000	09/15/31	491,964

	HEALTH CARE FACILITIES & SERVICES — 0.3%
510,000	Legacy LifePoint Health, LLC(c)	4.3750	02/15/27	505,538

	HOME CONSTRUCTION — 0.2%
500,000	PGT Innovations, Inc.(c)	4.3750	10/01/29	498,125

	INTERNET MEDIA & SERVICES — 0.2%
475,000	GrubHub Holdings, Inc.(c)	5.5000	07/01/27	487,911

	LEISURE FACILITIES & SERVICES — 0.6%
495,000	Carnival Corporation(c)	6.0000	05/01/29	496,918
475,000	CEC Entertainment Company, LLC(c)	6.7500	05/01/26	475,447
				972,365
	METALS & MINING — 0.2%
450,000	Mineral Resources Ltd.(c)	8.1250	05/01/27	486,392

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 5.5% (Continued)
	OIL & GAS PRODUCERS — 0.2%
675,000	PBF Holding Company, LLC / PBF Finance Corporation		6.0000	02/15/28	$490,641

	PUBLISHING & BROADCASTING — 0.3%
345,000	Gray Escrow II, Inc.(c)		5.3750	11/15/31	349,951
96,514	iHeartCommunications, Inc.		6.3750	05/01/26	100,495
174,933	iHeartCommunications, Inc.		8.3750	05/01/27	186,522
					636,968
	REAL ESTATE INVESTMENT TRUSTS — 0.5%
460,000	iStar, Inc.(b)		4.2500	08/01/25	472,075
525,000	Service Properties Trust		4.3750	02/15/30	494,156
					966,231
	RETAIL - DISCRETIONARY — 0.2%
500,000	Carvana Company(c)		4.8750	09/01/29	484,375

	SPECIALTY FINANCE — 0.3%
450,000	AerCap Global Aviation Trust(c),(e)	US0003M + 4.300%	6.5000	06/15/45	483,302
140,000	Ladder Capital Finance Holdings LLLP / Ladder(c)		4.2500	02/01/27	140,896
					624,198
	STEEL — 0.2%
500,000	Allegheny Technologies, Inc.		4.8750	10/01/29	500,275

	TELECOMMUNICATIONS — 0.8%
500,000	Altice France S.A.(c)		5.5000	10/15/29	490,735
500,000	Lumen Technologies, Inc.(c)		5.3750	06/15/29	502,499
550,000	Telesat Canada / Telesat, LLC(c)		4.8750	06/01/27	492,520
					1,485,754
	TRANSPORTATION & LOGISTICS — 0.3%
400,000	American Airlines, Inc.(c)		11.7500	07/15/25	496,000

	TOTAL CORPORATE BONDS (Cost $11,101,682)				11,097,949

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.6%
	ADVERTISING & MARKETING — 0.6%
1,200,000	Terrier Media Buyer, Inc.(d)	US0001M + 3.500%	3.6210	12/17/26	$1,196,928

	AEROSPACE & DEFENSE — 1.2%
780,420	Dynasty Acquisition Company, Inc.(d)	US0001M + 3.500%	3.6320	04/06/26	763,633
419,580	Standard Aero Ltd.(d)	US0001M + 3.500%	3.7020	04/06/26	410,555
1,200,000	WP CPP Holdings, LLC(d)	US0003M + 3.750%	3.8823	04/30/25	1,175,700
					2,349,888
	APPAREL & TEXTILE PRODUCTS — 0.6%
1,200,000	Samsonite IP Holdings Sarl(d)	US0001M + 3.000%	3.0875	04/25/25	1,192,950

	ASSET MANAGEMENT — 0.6%
1,200,000	Nexus Buyer, LLC(d)	US0001M + 3.750%	3.9020	11/09/26	1,193,874

	AUTOMOTIVE — 0.6%
1,034,146	Dexko Global, Inc.(d)	US0001M + 3.750%	3.8375	10/04/28	1,035,439
165,854	Dexko Global, Inc.(d)	US0001M + 3.750%	3.8375	10/04/28	166,061
					1,201,500
	BIOTECH & PHARMA — 0.5%
142,199	Bausch Health Americas, Inc.(d)	US0001M + 2.750%	2.8710	11/27/25	141,936
777,516	Bausch Health Americas, Inc.(d)	US0001M + 3.000%	3.1210	06/02/25	776,630
					918,566
	CABLE & SATELLITE — 0.6%
811,496	CSC Holdings, LLC(d)	US0003M + 2.250%	2.3770	07/17/25	794,632
500,000	Virgin Media Bristol, LLC(d)	US0001M + 2.500%	2.6260	01/31/28	495,313
					1,289,945
	CHEMICALS — 3.8%
1,047,134	Arc Falcon I, Inc.(d)	US0001M + 3.750%	3.8375	09/25/28	1,047,040
152,866	Arc Falcon I, Inc.(d)	US0001M + 3.750%	3.8375	09/25/28	152,852
1,200,000	ASP Unifrax Holdings, Inc.(d)	US0003M + 3.750%	3.8823	12/12/25	1,184,700
1,200,000	Groupe Solmax, Inc.(d)	US0001M + 4.750%	4.8375	07/23/28	1,203,253
562,063	Hexion, Inc.(d)	US0003M + 3.500%	3.7400	07/01/26	562,765
1,200,886	NIC Acquisition Corporation(d)	US0001M + 3.750%	4.5000	12/29/27	1,200,886

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.6% (Continued)
809,334	Nouryon USA, LLC(d)	US0001M + 2.750%	2.8650	10/01/25	$804,531
1,200,000	Olympus Water US Holding Corporation(d)	US0001M + 3.750%	3.8375	09/21/28	1,199,916
340,000	WR Grace Holdings, LLC(d)	US0001M + 3.750%	3.8375	09/22/28	341,360
					7,697,303
	COMMERCIAL SUPPORT SERVICES — 4.9%
1,016,359	AlixPartners LLP(d)	US0001M + 2.750%	3.2500	02/04/28	1,014,138
1,190,000	Allied Universal Holdco, LLC(d)	US0001M + 3.750%	4.3970	05/12/28	1,190,869
1,200,000	APX Group, Inc.(d)	US0001M + 3.500%	4.0000	07/10/28	1,197,750
1,200,000	Cast & Crew Payroll, LLC(d)	US0001M + 3.500%	3.8970	02/09/26	1,198,608
1,200,000	CHG Healthcare Services, Inc.(d)	US0001M + 3.500%	3.5875	09/29/28	1,202,028
1,200,000	Creative Artists Agency, LLC(d)	US0001M + 3.750%	3.8375	11/26/26	1,195,686
610,000	Garda World Security Corporation(d)	US0001M + 4.250%	4.3600	10/30/26	611,589
1,200,000	Prime Security Services Borrower, LLC(d)	US0001M + 2.750%	3.5000	09/23/26	1,199,388
1,200,000	Sotheby’s(d)	US0001M + 4.500%	4.5875	01/15/27	1,205,250
					10,015,306
	CONSTRUCTION MATERIALS — 0.7%
1,395,000	Quikrete Holdings, Inc.(d)	US0001M + 3.000%	3.0875	06/12/28	1,391,778

	CONTAINERS & PACKAGING — 4.7%
163,718	Anchor Glass Container Corporation(d)	US0003M + 2.750%	3.7500	12/07/23	151,848
950,000	Berlin Packaging, LLC(d)	US0001M + 3.750%	4.2500	03/13/28	952,038
1,200,000	Flex Acquisition Company, Inc.(d)	US0001M + 3.500%	3.5875	03/02/28	1,198,248
1,288,136	LABL, Inc.(d)	US0001M + 5.000%	5.0875	10/30/28	1,281,901
1,097,646	Mauser Packaging Solutions Holding Company(d)	US0003M + 3.250%	3.4800	04/03/24	1,070,551
1,205,997	Patriot Container Corporation(d)	US0003M + 3.750%	4.7500	03/20/25	1,203,482
1,354,763	Reynolds Group Holdings, Inc.(d)	US0001M + 3.250%	3.3710	02/05/26	1,348,178
600,570	TricorBraun Holdings, Inc.(d)	US0001M + 3.250%	3.7500	03/03/28	597,772
135,309	TricorBraun Holdings, Inc.(d)	US0001M + 3.250%	3.7500	03/03/28	134,678
865,549	Trident TPI Holdings, Inc.(d)	US0003M + 3.000%	4.0000	10/17/24	865,640
521,087	Trident TPI Holdings, Inc.(d)	US0001M + 4.000%	4.5000	09/15/28	522,809
73,913	Trident TPI Holdings, Inc.(d)	US0001M + 4.000%	4.5000	09/15/28	74,157
					9,401,302

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.6% (Continued)
	E-COMMERCE DISCRETIONARY — 0.3%
656,700	CNT Holdings I Corporation(d)	US0001M + 3.750%	4.5000	11/08/27	$658,575

	ELECTRIC UTILITIES — 0.0%(f)
635,000	Texas Competitive Electric Holdings Company, LLC (g)		11.5000	05/03/71	445

	ELECTRICAL EQUIPMENT — 0.7%
1,438,199	Brookfield WEC Holdings, Inc.(d)	US0001M + 2.750%	3.2500	08/01/25	1,429,786

	ENGINEERING & CONSTRUCTION — 1.6%
15,000	Landry’s Finance Acquisition Company(d)	US0001M + 12.000%	13.0000	10/04/23	16,350
1,200,000	Osmose Utilities Services, Inc.(d)	US0001M + 3.250%	3.3375	06/16/28	1,198,314
1,200,000	USIC Holdings, Inc.(d)	US0001M + 3.500%	4.2500	05/12/28	1,200,192
800,000	VM Consolidated, Inc.(d)	US0001M + 3.250%	3.3375	03/26/28	800,836
					3,215,692
	ENTERTAINMENT CONTENT — 1.2%
1,200,000	NEP Group, Inc.(d)	US0003M + 3.250%	3.3823	10/20/25	1,167,564
1,216,091	Univision Communications, Inc.(d)	US0003M + 2.750%	3.7500	03/15/24	1,216,979
					2,384,543
	FORESTRY, PAPER & WOOD PRODUCTS — 1.0%
823,775	LEB Holdings USA, Inc.(d)	US0001M + 3.750%	4.5000	11/02/27	826,695
1,200,000	Sylvamo Corporation(d)	US0001M + 4.500%	4.5875	08/09/28	1,196,250
					2,022,945
	HEALTH CARE FACILITIES & SERVICES — 7.5%
1,200,000	Bella Holding Company, LLC(d)	US0001M + 3.750%	4.5000	05/10/28	1,202,376
1,200,000	Cano Health, LLC(d)	US0001M + 4.500%	5.2500	11/23/27	1,201,500
1,252,432	Legacy LifePoint Health, LLC(d)	US0001M + 3.750%	3.8420	11/17/25	1,250,928
923,411	Milano Acquisition Corporation(d)	US0001M + 4.000%	4.7500	10/01/27	926,809
30,920	National Mentor Holdings, Inc.(d)	US0001M + 3.750%	4.5000	03/02/28	30,774
666,047	National Mentor Holdings, Inc.(d)	US0001M + 3.750%	4.5000	03/02/28	662,900
20,977	National Mentor Holdings, Inc.(d)	US0001M + 3.750%	4.5000	03/01/28	20,878

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.6% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 7.5% (Continued)
1,200,000	Option Care Health, Inc.(d)	US0001M + 2.750%	2.8375	08/06/26	$1,200,978
588,831	Option Care Health, Inc.(d)	US0001M + 2.750%	2.8375	10/18/28	588,708
1,200,000	Outcomes Group Holdings, Inc.(d)	US0003M + 3.250%	3.3823	10/24/25	1,189,800
1,217,400	Packaging Coordinators Midco, Inc.(d)	US0001M + 3.500%	4.2500	12/01/27	1,220,699
1,030,744	ParexelInternational Corporation (d)	US0003M + 2.750%	2.8710	09/27/24	1,031,177
1,185,000	Phoenix Newco, Inc.(d)	US0001M + 3.500%	3.5875	08/10/28	1,187,139
1,200,000	PPD, Inc.(d)	US0001M + 2.000%	2.7500	11/13/28	1,199,442
1,200,000	Radnet Management, Inc.(d)	US0001M + 3.000%	3.0875	04/17/28	1,199,376
1,239,400	Upstream Newco, Inc.(d)	US0001M + 4.250%	4.3460	11/20/26	1,240,175
					15,353,659
	HOME & OFFICE PRODUCTS — 0.0% (f)
768	Serta Simmons Bedding, LLC(d)	US0003M + 3.500%	4.5000	11/08/23	522

	HOUSEHOLD PRODUCTS — 0.2%
452,725	Sunshine Luxembourg VII Sarl(d)	US0001M + 3.750%	4.5000	10/01/26	454,199

	INDUSTRIAL INTERMEDIATE PROD — 0.7%
1,439,071	Gates Global, LLC(d)	US0001M + 2.500%	3.5000	03/31/27	1,437,344

	INSTITUTIONAL FINANCIAL SERVICES — 0.5%
953,272	Deerfield Dakota Holding, LLC(d)	US0001M + 3.750%	4.7500	04/09/27	956,851

	INSURANCE — 3.3%
587,016	Alliant Holdings Intermediate, LLC(d)	US0001M + 3.500%	3.5875	11/08/27	586,502
766,743	Asurion, LLC(d)	US0001M + 3.250%	3.3710	12/23/26	759,915
672,286	Asurion, LLC(d)	US0001M + 3.250%	3.3590	07/30/27	666,545
355,000	Asurion, LLC(d)	US0001M + 5.250%	5.3630	01/31/28	354,081
365,000	Asurion, LLC(d)	US0001M + 5.250%	5.3340	01/19/29	363,821
1,200,000	Howden Group Holdings Ltd.(d)	US0001M + 3.250%	3.3375	11/12/27	1,199,166
1,200,000	HUB International Ltd.(d)	US0001M + 3.250%	4.0000	04/25/25	1,200,900
1,505,986	Sedgwick Claims Management Services, Inc.(d)	US0003M + 3.250%	3.3420	12/31/25	1,492,183

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.6% (Continued)
	INSURANCE — 3.3% (Continued)
190,613	Sedgwick Claims Management Services, Inc.(d)	US0001M + 3.750%	3.8590	08/10/26	$190,422
					6,813,535
	LEISURE FACILITIES & SERVICES — 9.4%
1,200,000	Bally’s Corporation(d)	US0001M + 3.250%	4.0000	08/07/28	1,200,300
673,200	Caesars Resort Collection, LLC(d)	US0001M + 3.500%	3.5830	07/21/25	674,721
528,375	Carnival Corporation(d)	US0001M + 3.000%	3.7500	06/30/25	528,378
646,419	Carnival Corporation(d)	US0001M + 3.250%	4.0000	10/09/28	646,622
1,200,000	Fogo De Chao, Inc.(d)	US0003M + 4.250%	4.3823	04/07/25	1,182,504
1,145,764	Golden Nugget, LLC(c),(d)	US0001M + 2.500%	3.2500	10/04/23	1,141,519
695,000	Hilton Grand Vacations Borrower, LLC(d)	US0001M + 3.000%	3.5000	08/02/28	697,085
1,600,000	Hornblower Sub, LLC(d)	US0001M + 4.500%	4.5875	04/27/25	1,521,600
1,200,000	IRB Holding Corporation(d)	US0001M + 2.750%	3.7500	02/05/25	1,198,560
1,200,000	MIC Glen, LLC(d)	US0001M + 3.500%	3.5875	07/21/28	1,196,892
1,200,000	Motion Finco, LLC(d)	US0001M + 3.250%	3.4700	11/04/26	1,171,590
1,865,738	Playa Resorts Holding BV(d)	US0003M + 2.750%	3.7500	04/29/24	1,824,347
1,190,245	Scientific Games International, Inc.(d)	US0001M + 2.750%	2.8710	08/14/24	1,186,930
1,200,000	SeaWorld Parks & Entertainment, Inc.(d)	US0001M + 3.000%	3.0875	08/14/28	1,198,374
1,200,000	Whatabrands, LLC(d)	US0001M + 3.250%	3.3375	07/21/28	1,200,804
1,185,762	William Morris Endeavor Entertainment, LLC(d)	US0003M + 2.750%	2.9000	05/16/25	1,165,670
1,200,000	Wok Holdings, Inc.(d)	US0003M + 6.250%	6.3823	03/02/26	1,185,750
					18,921,646
	LEISURE PRODUCTS — 0.6%
1,200,000	Varsity Brands Holding Company, Inc.(d)	US0003M + 3.500%	5.9830	12/16/24	1,186,878

	MACHINERY — 2.1% (Continued)
834,518	Alliance Laundry Systems, LLC(d)	US0003M + 3.500%	4.2500	10/08/27	837,272
641,629	Filtration Group Corporation(d)	US0003M + 3.000%	3.1210	03/31/25	636,371
289,549	Filtration Group Corporation(d)	US0001M + 3.500%	3.5875	10/19/28	289,694
1,200,000	Madison IAQ, LLC(d)	US0001M + 3.250%	3.7500	06/16/28	1,198,998
1,200,000	STS Operating, Inc.(d)	US0003M + 4.250%	4.3823	12/11/24	1,201,500
					4,163,835

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.6% (Continued)
	MEDICAL EQUIPMENT & DEVICES — 0.6%
1,200,000	Mozart Borrower, L.P.(d)	US0001M + 3.250%	3.3375	10/23/28	$1,202,250

	METALS & MINING — 0.4%
832,874	Covia Holdings Corporation(d)	US0001M + 4.000%	5.0000	07/31/26	831,575

	OIL & GAS PRODUCERS — 2.9%
865	Citgo Holding, Inc.(d)	US0001M + 7.000%	8.0000	08/01/23	863
1,377	CITGO Petroleum Corporation(d)	US0003M + 6.250%	7.2500	03/27/24	1,383
1,150,000	CQP Holdco, L.P.(d)	US0001M + 3.750%	3.8375	06/05/28	1,150,161
1,200,000	EG America, LLC(d)	US0003M + 4.000%	4.1470	02/06/25	1,197,564
1,200,000	Lucid Energy Group II Borrower, LLC(d)	US0003M + 3.000%	3.1323	02/18/25	1,193,358
1,200,057	Medallion Midland Acquisition, L.P.(d)	US0001M + 3.750%	3.8375	10/18/28	1,201,929
1,200,000	Oryx Midstream Services Permian Basin, LLC(d)	US0001M + 3.250%	3.3375	09/29/28	1,196,784
					5,942,042
	OIL & GAS SERVICES & EQUIPMENT — 0.0% (f)
1,153	Paragon Offshore Finance Company(d)	US0003M + 2.750%	5.0000	07/09/22	1,153

	REAL ESTATE INVESTMENT TRUSTS — 0.6%
1,200,000	Claros Mortgage Trust, Inc.(d)	US0001M + 5.000%	5.0875	08/09/26	1,202,250

	RETAIL - DISCRETIONARY — 4.6%
1,275,363	Bass Pro Group, LLC(d)	US0001M + 4.250%	5.0000	03/06/28	1,281,210
393,809	Hertz Corporation (The)(d)	US0001M + 3.500%	4.0000	06/30/28	394,788
74,404	Hertz Corporation (The)(d)	US0001M + 3.500%	4.0000	06/30/28	74,589
1,300,000	JP Intermediate B, LLC(d)	US0003M + 5.500%	5.6323	11/20/25	1,215,500
305,000	LBM Acquisition, LLC(d)	US0001M + 3.750%	4.5000	12/17/27	301,399
608,471	LBM Acquisition, LLC(d)	US0001M + 3.750%	4.5000	12/17/27	601,288
1,200,000	Leslie’s Poolmart, Inc.(d)	US0001M + 2.500%	3.2500	03/09/28	1,197,246
817,950	Mavis Tire Express Services TopCo, L.P.(d)	US0001M + 4.000%	4.7500	04/28/28	819,901
542,275	Petco Health & Wellness Company, Inc.(d)	US0001M + 3.250%	4.0000	03/03/28	542,760
520,000	PetSmart, Inc.(d)	US0003M + 3.750%	4.5000	02/11/28	521,347
1,575	Rising Tide Holdings, Inc.(d)	US0001M + 4.750%	5.5000	06/01/28	1,578
1,200,000	RVR Dealership Holdings, LLC(d)	US0001M + 4.000%	4.0875	02/08/28	1,200,000

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.6% (Continued)
	RETAIL - DISCRETIONARY — 4.6% (Continued)
1,200,063	Specialty Building Products Holdings, LLC(d)	US0001M + 3.750%	3.8375	10/05/28	$1,197,440
					9,349,046
	SEMICONDUCTORS — 0.6%
1,600,000	Bright Bidco BV(d)	US0003M + 3.500%	3.6323	07/1/24	1,193,264

	SOFTWARE — 8.4%
1,121,779	Applied Systems, Inc.(d)	US0003M + 3.250%	3.7500	09/19/24	1,121,902
192,894	Applied Systems, Inc.(d)	US0001M + 5.500%	6.2500	09/19/25	195,960
233,825	athenahealth, Inc.(d)	US0001M + 4.250%	4.3330	02/11/26	234,848
603,900	Barracuda Networks, Inc.(d)	US0003M + 3.750%	4.5000	02/12/25	605,570
1,495,127	Boxer Parent Company, Inc.(d)	US0001M + 3.750%	3.8590	10/02/25	1,486,903
600,000	Dcert Buyer, Inc.(d)	US0003M + 4.000%	4.1460	10/16/26	601,089
600,000	Dcert Buyer, Inc.(d)	US0001M + 7.000%	7.0875	02/16/29	607,071
225,681	EP Purchaser, LLC(d)	US0001M + 3.500%	3.5875	10/30/28	225,822
1,201,900	Epicor Software Corporation(d)	US0001M + 3.250%	4.0000	07/30/27	1,202,231
600,000	Finastra USA, Inc.(d)	US0003M + 3.500%	3.6323	06/13/24	597,801
600,000	Finastra USA, Inc.(d)	US0003M + 7.250%	7.3823	06/13/25	601,614
567,150	Greeneden US Holdings II, LLC(d)	US0001M + 4.000%	4.7500	12/01/27	569,098
1,200,000	Helios Software Holdings, Inc.(d)	US0001M + 3.750%	3.8375	03/10/28	1,196,850
1,200,000	Project Boost Purchaser, LLC(d)	US0003M + 3.500%	3.6323	06/01/26	1,194,564
1,190,000	Proofpoint, Inc.(d)	US0001M + 3.250%	3.3375	08/31/28	1,186,347
1,200,000	Rackspace Technology Global, Inc.(d)	US0001M + 2.750%	2.8375	02/15/28	1,193,190
1,020,000	RealPage, Inc.(d)	US0001M + 3.250%	3.7500	04/24/28	1,019,072
789,038	Sophia, L.P.(d)	US0003M + 3.500%	4.5000	10/07/27	790,659
1,405,864	UKG, Inc.(d)	US0003M + 3.250%	4.0000	05/04/26	1,409,969
30,000	Ultimate Software Group, Inc. (The)(d)	US0001M + 6.750%	7.5000	05/03/27	30,625
732,311	Waystar Technologies, Inc.(d)	US0001M + 4.000%	4.1210	10/22/26	734,146
					16,805,331
	SPECIALTY FINANCE — 0.9%
1,200,000	Apollo Commercial Real Estate Finance, Inc.(d)	US0001M + 3.500%	3.5875	03/10/28	1,198,500
635,661	Castlelake Aviation One DAC(d)	US0001M + 2.750%	2.8375	10/07/26	634,603
					1,833,103

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.6% (Continued)
	TECHNOLOGY HARDWARE — 1.9%
1,200,000	CommScope, Inc.(d)	US0003M + 3.250%	3.3970	04/03/26	$1,185,943
851,414	Everi Payments, Inc.(d)	US0001M + 2.500%	3.0000	08/03/28	851,239
723,747	NCR Corporation(d)	US0001M + 2.500%	2.7200	08/28/26	711,986
1,200,000	VeriFone Systems, Inc.(d)	US0003M + 4.000%	4.2240	08/20/25	1,177,086
					3,926,254
	TECHNOLOGY SERVICES — 2.7%
179,550	ION Trading Finance Ltd.(d)	US0001M + 4.750%	4.9520	03/31/28	180,280
1,200,000	MoneyGram International, Inc.(d)	US0001M + 4.500%	4.5875	07/14/26	1,198,002
1,062,660	Peraton Corporation(d)	US0001M + 3.750%	4.5000	02/01/28	1,066,560
677,525	Tempo Acquisition, LLC(d)	US0001M + 3.250%	3.7500	11/02/26	680,065
1,200,000	Travelport Finance Luxembourg Sarl(d)	US0001M + 1.500%	1.5875	02/28/25	1,245,156
1,300,000	Travelport Finance Luxembourg Sarl(d)	US0003M + 5.000%	5.1323	05/29/26	1,144,000
					5,514,063
	TELECOMMUNICATIONS — 3.4%
622,375	Altice France S.A.(d)	US0003M + 2.750%	2.8710	07/31/25	613,232
766,780	Altice France S.A.(d)	US0003M + 3.688%	3.8710	02/02/26	759,783
227,950	Altice France S.A.(d)	US0003M + 4.000%	4.1980	08/14/26	227,332
1,200,000	Connect Finco S.A.RL(d)	US0001M + 3.500%	3.5875	12/11/26	1,201,717
660,000	Intelsat Jackson Holdings S.A.(d)	US0001M + 5.750%	8.0000	11/27/23	667,356
354,000	Intelsat Jackson Holdings S.A.	US0001M + 8.625%	8.6250	01/02/24	359,246
987,758	Intrado Corporation(d)	US0003M + 4.000%	5.0000	10/10/24	971,963
216,155	Intrado Corporation(d)	US0003M + 3.500%	4.5000	10/10/24	211,922
1,300,000	Telesat, LLC(d)	US0001M + 2.750%	2.9000	12/07/26	1,167,563
609,934	Zayo Group Holdings, Inc.(d)	US0001M + 3.000%	3.1210	03/09/27	601,270
					6,781,384
	TRANSPORTATION & LOGISTICS — 3.5%
420,000	AAdvantage Loyalty IP Ltd.(d)	US0001M + 4.750%	5.5000	04/20/28	437,982
243,529	Air Canada(d)	US0001M + 3.500%	4.2500	08/11/28	246,421
479,568	American Airlines, Inc.(d)	US0003M + 2.000%	2.1260	12/14/23	473,350

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.6% (Continued)
	TRANSPORTATION & LOGISTICS — 3.5% (Continued)
1,200,000	Kenan Advantage Group, Inc. (The)(d)	US0001M + 3.750%	3.8375	03/12/26	$1,200,750
568,524	KKR Apple Bidco, LLC(d)	US0001M + 3.000%	3.0875	09/22/28	567,993
65,000	KKR Apple Bidco, LLC(d)	US0001M + 5.750%	5.8375	07/13/29	66,083
995,000	Mileage Plus Holdings, LLC(d)	US0003M + 5.250%	6.2500	06/21/27	1,060,983
1,161,175	PODS, LLC(d)	US0001M + 3.000%	3.7500	03/20/28	1,160,815
701,475	United Airlines, Inc.(d)	US0001M + 3.750%	4.5000	04/21/28	712,372
1,223,800	WestJet Airlines Ltd.(d)	US0003M + 3.000%	4.0000	12/11/26	1,206,307
					7,133,056
	TRANSPORTATION EQUIPMENT — 0.6%
1,200,000	American Trailer World Corporation(d)	US0001M + 3.750%	3.8375	03/03/28	1,196,628

	WHOLESALE - DISCRETIONARY — 0.6%
1,200,000	Fastlane Parent Company, Inc.(d)	US0001M + 4.500%	4.5875	02/04/26	1,201,728

	TOTAL TERM LOANS (Cost $160,697,308)				160,962,922

Shares				Expiration Date
	RIGHT — 0.0%(f)
10,588	TRA Rights(a)			11/22/24	14,717

	TOTAL RIGHT (Cost $17,470)				14,717

	WARRANT — 0.2%
14,905	iHeartMedia, Inc. (a)			12/31/49	316,731

	TOTAL WARRANT (Cost $287,609)				316,731

	SHORT-TERM INVESTMENT — 4.3%
	MONEY MARKET FUND – 4.3%
8,579,908	Fidelity Government Portfolio, Institutional Class, 0.01% (Cost $8,579,908)(h)				8,579,908

	COLLATERAL FOR SECURITIES LOANED - 3.0%
6,007,113	Mount Vernon Liquid Assets Portfolio, LLC, 0.10% (Cost $6,007,113)(h),(i)				6,007,113

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Fair Value
TOTAL INVESTMENTS - 103.0% (Cost $209,115,367)	$208,114,896
LIABILITIES IN EXCESS OF OTHER ASSETS – (3.0)%	(6,046,012)
NET ASSETS - 100.0%	$202,068,884

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

L.P.	- Limited Partnership

Ltd.	- Limited Company

S/A	- Société Anonyme

SPDR	- Standard & Poor’s Depositary Receipt

US0001M	- ICE LIBOR USD 1 Month

US0003M	- ICE LIBOR USD 3 Month

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $5,856,330 at October 31, 2021. Total loaned securities that have been sold and pending settlement had a value of $671,715.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021 the total market value of 144A securities is 25,237,991 or 12.5% of net assets.

(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(e)	Variable rate security; the rate shown represents the rate on October 31, 2021.

(f)	Percentage rounds to less than 0.1%.

(g)	Represents issuer in default on interest payments; non-income producing security.

(h)	Rate disclosed is the seven day effective yield as of October 31, 2021.

(i)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Term Loans	77.3%	Exchange Traded Funds	2.4%
Asset Backed Securities	7.3%	Common Stocks	0.5%
Corporate Bonds	5.3%	Warrants	0.2%
Short-Term Investment	4.1%	Rights	0.0%
Collateral for Securities Loaned	2.9%	Total	100.0%

*	Based on total value of investments as of October 31, 2021.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham High-Yield Bond Fund (Unaudited)

Message from the Sub-Adviser (PineBridge Investments, LLC)

Asset Class Recap

High-yield bond spreads tightened early in the fiscal year as investors cheered clarity around the results of the U.S. presidential election, positive news flow on vaccine development and distribution, and ongoing optimism and passing of additional fiscal stimulus provided confidence of a more robust recovery in 2021. Volatility surfaced in January but high-yield bonds were still able to eke out modest gains to close the first fiscal quarter given the continued vaccine rollout, better than anticipated corporate earnings, and further optimism around additional fiscal stimulus due to Democrats gaining full control of Congress. High-yield bonds continued to rally in the second and third fiscal quarter as better-than-anticipated earnings overshadowed a sharp rise in inflation and a more assertive than anticipated tone from the Federal Open Market Committee. In the most recent fiscal quarter, high-yield bonds initially declined as Treasury rates traded higher and spreads traded wider amid ongoing growth concerns and the prospect of Fed tapering in the first quarter of 2022 or even sooner. High-yield bonds rebounded in the latter half of August as Jerome Powell’s Jackson Hole speech reiterated his tone from July’s FOMC minutes but was less hawkish than comments made by other Fed officials earlier in the month. Performance for the final two months of the fiscal quarter was relatively flat for the asset class, as investors continued to balance improving corporate earnings with ongoing concerns over global growth and the prospect of higher inflation that could trigger a move toward less accommodative monetary policies from the Fed and other central banks. Investors also had to contend with Treasury rates that traded higher on the back of concerns that inflation may not be as transitory as some had hoped. For the fiscal year ended October 31, 2021, high-yield bonds, as measured by the ICE BofA U.S. Cash Pay High-Yield Index, rose 10.6 percent, outperforming the broad bond market, as measured by the Bloomberg Barclays Aggregate Bond Index, which fell 0.5 percent.

Allocation Review

Over the most recent fiscal year, security selection strongly contributed to Fund performance. Credit selection within the energy, capital goods, and consumer cyclical sectors were the largest contributors to positive Fund performance, while the credit selection within the REIT sector and the electric sector detracted. The Fund’s sector allocation also contributed to Fund performance over the fiscal year, albeit to a smaller degree than security selection. From a sector allocation perspective, an overweight to the transportation and energy sector, coupled with an underweight to the communications sector, positively contributed to Fund performance, while the allocation to cash and the overweight to the basic industry sector detracted from Fund performance.

Holdings Insights

The largest contributor to relative Fund performance over the fiscal quarter was the Fund’s exposure to the energy sector. Many credits within this sector performed well as a barrel of West Texas Intermediate surged over 130 percent a barrel and natural gas jumped to a seven-year high. However, the Fund’s exposure within this sector surpassed that of the index due to the Sub-Adviser’s selectivity in this space. One of the prominent performing credits over the fiscal quarter was the PBF Holding Company LLC / PBF Finance Corporation 6% Due 02/15/2028 (69318FAJ7) (holding weight*: 0.45 percent. PBF Holding Company LLC, is one of the largest independent petroleum refiners and suppliers of unbranded transportation fuels, heating oil, petrochemical feed stocks, lubricants, and other petroleum products in the United States. This credit surged 43.4 percent over the fiscal year in spite of a ratings downgrade, thanks to higher 12-month crack-spread strips and meaningful diesel and jet fuel demand. Another strong performer over the fiscal year was Apache Corporation 4.75%, Due 04/15/2043 (037411BA2) (holding weight*: 0.40 percent), a global independent energy company that explores, develops, and produces natural gas, which increased 15.6 percent since being added to the Fund in early December.

The Fund also received strong positive contributions from the more economically sensitive consumer cyclical sector, the largest sector weighting in both the Fund and index. The Ford Motor Company 4.75% Due 01/15/2043 (345370CQ1) (holding weight*: 1.20 percent) was the largest holding within the Fund and was one of the best performing credit during the fiscal year. The Ford bond increased 25 percent thanks to a surprisingly strong earnings report and a raise to their 2021 outlook. As concerns of the highly contagious delta variant subside during the latter half of the fiscal year, credits whose business models were inhibited by the pandemic and subsequent lockdowns traded higher amid optimism that the removal of restrictions could spur economic activity. This included American Airlines, Inc. 11.75%, Due 07/15/2025 (023771S58) (holding weight*: 1.11 percent), a major American airline, which jumped 39.4 percent. Another credit that was positively affected by this backdrop was Dave & Buster’s Inc. 7.625% Due 11/01/2025 (23833NAH7) (holding weight*: 0.45 percent), an American restaurant and entertainment business, as it rose 17.4 percent.

Although the Energy sector as a whole strongly contributed to Fund performance, some credits from this sector detracted from Fund performance. For example, Buckeye Partners, L.P. 4.5%, Due 03/01/2028 (118230AU5) (holding weight*: 0.71 percent), an independent pipeline common carrier of refined petroleum products, rose 8.3 percent over the fiscal year, detracting from the Fund’s relative performance. Other detractors from Fund performance during the fiscal period came from the communications sector. This includes Telesat Canada / Telesat, LLC 6.5%, Due 10/15/2027 (87952VAM8) (holding weight*: 0.25 percent), a Canadian satellite communications company. This credit fell 12.6 percent over the fiscal year amid talks to raise $2.5 billion in loans to complete financing of a proposed low-earth orbit satellite network prior to the company’s initial public offering later in 2021. Also, from the communications sector, CSC Holdings, LLC 4.625%, Due 12/01/2030 (126307BD8) (holding weight*: 0.52 percent), one of the largest cable operators in the United States, declined 2.9 percent since being added to the Fund in August.

Sub-Adviser Outlook

The Sub-Adviser believes that economic growth has led to improved fundamentals for many high-yield bond issuers. It also believes that the demand for credit may remain robust with markets quickly absorbing elevated new issuance, and governments and central banks will likely pursue supportive fiscal and monetary policies. With that being said, the Sub-Adviser is aware of signs of slowing growth in the U.S., persistent inflation, and U.S. Treasury rates increasing markedly, with overnight index swap forwards now pricing in at least one, if not two, Fed rate hikes in 2022. Against that backdrop, while U.S. Treasury yields likely have bottomed from a secular perspective, the magnitude of any rise in yields seems manageable due to the Sub-Adviser’s expectation of cresting global growth. With these offsetting forces in place, the Sub-Adviser anticipated negative real rates would continue to incentivize investors to reach for yield, and they believe the high-yield bond asset class likely remains an attractive option relative to other fixed-income alternatives.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2021.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2021

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	9.54%	5.75%	5.29%
Class A with load of 4.50%	4.40%	4.49%	4.54%
Class A without load	9.29%	5.47%	5.02%
Class C	8.79%	4.99%	4.52%
Barclays U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index	9.08%	6.35%	6.34%
Morningstar High-Yield Bond Category	9.99%	5.17%	5.50%

(a)	Total Returns are calculated based on traded NAVs.

Barclays U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. Investors cannot invest directly in an index or benchmark.

The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.14% for Class N, 1.89% for Class C and 1.39% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

DUNHAM HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS

October 31, 2021

Shares				Fair Value
	COMMON STOCKS — 0.0%(a)
	OIL & GAS SERVICES & EQUIPMENT - 0.0%(a)
20,037	Hi-Crush(b)(h)			$4,809

	TOTAL COMMON STOCKS (Cost $888,498)			4,809

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CONVERTIBLE BONDS — 0.3%
	OIL & GAS SERVICES & EQUIPMENT — 0.3%
304,983	Hi-Crush, Inc.(c)(h)	8.0000	04/09/26	402,273

	TOTAL CONVERTIBLE BONDS (Cost $304,983)			402,273

	CORPORATE BONDS — 95.3%
	ADVERTISING & MARKETING — 0.3%
395,000	Terrier Media Buyer, Inc.(c)	8.8750	12/15/27	418,337

	AEROSPACE & DEFENSE — 0.9%
625,000	Moog, Inc.(c)	4.2500	12/15/27	644,175
451,000	Spirit AeroSystems, Inc.(c)	7.5000	04/15/25	476,707
				1,120,882
	ASSET MANAGEMENT — 0.6%
755,000	NFP Corporation(c)	4.8750	08/15/28	767,269

	AUTOMOTIVE — 2.4%
320,000	Dornoch Debt Merger Sub, Inc.(c)	6.6250	10/15/29	316,000
690,000	Ford Motor Company	6.6250	10/01/28	828,587
105,000	Ford Motor Company	7.4500	07/16/31	139,125
1,304,000	Ford Motor Company	4.7500	01/15/43	1,424,463
200,000	Ford Motor Credit Company, LLC	2.9000	02/16/28	198,506
				2,906,681
	BIOTECH & PHARMA — 0.3%
200,000	Organon Finance 1, LLC(c)	4.1250	04/30/28	203,000
200,000	Organon Finance 1, LLC(c)	5.1250	04/30/31	206,536
				409,536

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.3% (Continued)
	CABLE & SATELLITE — 4.2%
1,290,000	Altice Financing S.A.(c)	5.0000	01/15/28	$1,244,681
555,000	Block Communications, Inc.(c)	4.8750	03/01/28	566,794
236,000	CCO Holdings, LLC / CCO Holdings Capital(c)	5.5000	05/01/26	244,083
378,000	CCO Holdings, LLC / CCO Holdings Capital(c)	5.0000	02/01/28	393,593
335,000	CCO Holdings, LLC / CCO Holdings Capital(c)	5.3750	06/01/29	360,125
590,000	CSC Holdings, LLC(c)	5.3750	02/01/28	608,438
225,000	CSC Holdings, LLC(c)	5.7500	01/15/30	222,289
680,000	CSC Holdings, LLC(c)	4.6250	12/01/30	623,924
751,000	UPC Broadband Finco BV(c)	4.8750	07/15/31	764,461
				5,028,388
	CHEMICALS — 1.6%
604,000	Consolidated Energy Finance S.A.(c)	5.6250	10/15/28	601,795
502,000	Methanex Corporation	5.1250	10/15/27	528,857
387,000	Minerals Technologies, Inc.(c)	5.0000	07/01/28	399,082
352,000	Trinseo Materials Operating SCA / Trinseo(c)	5.1250	04/01/29	353,426
				1,883,160
	COMMERCIAL SUPPORT SERVICES — 5.1%
400,000	Allied Universal Holdco, LLC / Allied Universal(c)	4.6250	06/01/28	397,268
620,000	APX Group, Inc.(c)	5.7500	07/15/29	615,349
200,000	Atlas LuxCompany 4 S.A.RL / Allied Universal(c)	4.6250	06/01/28	198,440
205,000	Brink’s Company (The)(c)	5.5000	07/15/25	215,117
340,000	Brink’s Company (The)(c)	4.6250	10/15/27	351,237
565,000	Deluxe Corporation(c)	8.0000	06/01/29	595,609
228,000	Garda World Security Corporation B(c)	4.6250	02/15/27	226,014
532,000	Garda World Security Corporation(c)	6.0000	06/01/29	520,865
533,000	Harsco Corporation(c)	5.7500	07/31/27	554,888
380,000	Korn Ferry(c)	4.6250	12/15/27	392,350
515,000	Prime Security Services Borrower, LLC / Prime(c)	5.7500	04/15/26	551,514
505,000	Sotheby’s(c)	7.3750	10/15/27	534,007
340,000	Sotheby’s/Bidfair Holdings, Inc.(c)	5.8750	06/01/29	347,650
580,000	TriNet Group, Inc.(c)	3.5000	03/01/29	582,245
				6,082,553

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.3% (Continued)
	CONSTRUCTION MATERIALS — 0.4%
505,000	Standard Industries, Inc.(c)	3.3750	01/15/31	$468,961

	CONTAINERS & PACKAGING — 0.9%
479,000	Cascades, Inc./Cascades USA, Inc.(c)	5.3750	01/15/28	501,753
507,000	LABL, Inc.(c)	5.8750	11/01/28	510,967
92,000	LABL, Inc.(c)	8.2500	11/01/29	90,583
				1,103,303
	ELECTRIC UTILITIES — 2.7%
451,000	Calpine Corporation(c)	5.0000	02/01/31	442,625
332,000	Calpine Corporation(c)	3.7500	03/01/31	319,142
165,000	Clearway Energy Operating, LLC(c)	3.7500	01/15/32	164,411
550,000	NextEra Energy Operating Partners, L.P.(c)	4.2500	07/15/24	582,973
176,000	NRG Energy Inc(c)	3.3750	02/15/29	171,820
510,000	NRG Energy Inc(c)	3.6250	02/15/31	497,888
317,000	Talen Energy Supply, LLC(c)	6.6250	01/15/28	300,140
785,000	Vistra Operations Company, LLC(c)	5.0000	07/31/27	805,605
				3,284,604
	ENGINEERING & CONSTRUCTION — 0.5%
557,000	VM Consolidated, Inc.(c)	5.5000	04/15/29	565,355

	ENTERTAINMENT CONTENT — 1.3%
695,000	Banijay Entertainment SASU(c)	5.3750	03/01/25	715,850
795,000	Univision Communications, Inc.(c)	6.6250	06/01/27	861,033
				1,576,883
	FOOD — 2.8%
208,000	Herbalife Nutrition Ltd. / HLF Financing, Inc.(c)	7.8750	09/01/25	223,592
675,000	HLF Financing Sarl, LLC / Herbalife International,(c)	4.8750	06/01/29	680,724
205,000	Kraft Heinz Foods Company	4.8750	10/01/49	253,880
210,000	Land O’ Lakes, Inc.(c)	7.0000	12/29/49	221,634
484,000	Land O’Lakes Capital Trust I(c)	7.4500	03/15/28	559,577
520,000	Pilgrim’s Pride Corporation(c)	5.8750	09/30/27	548,956
570,000	Post Holdings, Inc.(c)	4.5000	09/15/31	560,839
381,000	Simmons Foods, Inc./Simmons Prepared Foods,(c)	4.6250	03/01/29	385,286
				3,434,488

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.3% (Continued)
	FORESTRY, PAPER & WOOD PRODUCTS — 1.0%
454,000	Glatfelter Corporation(c)	4.7500	11/15/29	$462,694
725,000	Sylvamo Corporation(c)	7.0000	09/01/29	729,955
				1,192,649
	HEALTH CARE FACILITIES & SERVICES — 3.8%
357,000	Acadia Healthcare Company, Inc.(c)	5.5000	07/01/28	372,619
117,000	Acadia Healthcare Company, Inc.(c)	5.0000	04/15/29	119,486
280,000	Catalent Pharma Solutions, Inc.(c)	5.0000	07/15/27	289,450
342,000	CHS/Community Health Systems, Inc.(c)	5.6250	03/15/27	358,313
850,000	DaVita, Inc.(c)	4.6250	06/01/30	855,279
1,090,000	HCA, Inc.	3.5000	09/01/30	1,147,579
101,000	Jaguar Holding Company II / PPD Development, L.P.(c)	4.6250	06/15/25	105,040
380,000	Jaguar Holding Company II / PPD Development, L.P.(c)	5.0000	06/15/28	408,025
452,000	Legacy LifePoint Health, LLC(c)	4.3750	02/15/27	448,045
171,000	Option Care Health, Inc.(c)	4.3750	10/31/29	172,069
215,000	Tenet Healthcare Corporation	4.6250	07/15/24	217,956
				4,493,861
	HOME CONSTRUCTION — 1.2%
464,000	Griffon Corporation	5.7500	03/01/28	485,460
489,000	Mattamy Group Corporation(c)	5.2500	12/15/27	509,171
475,000	PGT Innovations, Inc.(c)	4.3750	10/01/29	473,219
				1,467,850
	HOUSEHOLD PRODUCTS — 1.1%
380,000	Clearwater Paper Corporation(c)	4.7500	08/15/28	385,738
500,000	Edgewell Personal Care Company(c)	4.1250	04/01/29	491,912
479,000	Energizer Holdings, Inc.(c)	4.3750	03/31/29	459,601
				1,337,251
	INDUSTRIAL SUPPORT SERVICES — 0.9%
620,000	Ahern Rentals, Inc.(c)	7.3750	05/15/23	595,200
520,000	H&E Equipment Services, Inc. Series 144A B(c)	3.8750	12/15/28	518,700
				1,113,900
	INSTITUTIONAL FINANCIAL SERVICES — 1.0%
725,000	Aretec Escrow Issuer, Inc.(c)	7.5000	04/01/29	753,536
422,000	LPL Holdings, Inc.(c)	4.0000	03/15/29	430,968
				1,184,504

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.3% (Continued)
	INSURANCE — 0.3%
274,000	NMI Holdings, Inc.(c)	7.3750	06/01/25	$315,160

	INTERNET MEDIA & SERVICES — 0.3%
375,000	GrubHub Holdings, Inc.(c)	5.5000	07/01/27	385,193

	LEISURE FACILITIES & SERVICES — 9.0%
289,000	Brinker International, Inc.(c)	5.0000	10/01/24	306,340
530,000	Caesars Entertainment, Inc.(c)	6.2500	07/01/25	558,143
104,000	Carnival Corporation(c)	7.6250	03/01/26	109,703
835,000	Carnival Corporation(c)	5.7500	03/01/27	850,906
422,000	Carnival Corporation(c)	6.0000	05/01/29	423,635
780,000	Carrols Restaurant Group, Inc.(c)	5.8750	07/01/29	714,998
575,000	CEC Entertainment Company, LLC(c)	6.7500	05/01/26	575,541
496,000	Dave & Buster’s, Inc. B(c)	7.6250	11/01/25	533,255
735,000	Hilton Grand Vacations Borrower Escrow, LLC /(c)	5.0000	06/01/29	750,434
257,000	Hilton Grand Vacations Borrower, LLC / Hilton	6.1250	12/01/24	265,995
629,000	Melco Resorts Finance Ltd.(c)	5.3750	12/04/29	619,565
710,000	NCL Corp Ltd. B(c)	3.6250	12/15/24	669,175
187,000	NCL Corporation Ltd.(c)	5.8750	03/15/26	187,701
335,000	Premier Entertainment Sub, LLC / Premier(c)	5.6250	09/01/29	341,281
335,000	Premier Entertainment Sub, LLC / Premier(c)	5.8750	09/01/31	341,285
603,000	Royal Caribbean Cruises Ltd.(c)	4.2500	07/01/26	585,664
126,000	Royal Caribbean Cruises Ltd.(c)	5.5000	04/01/28	128,363
445,000	SeaWorld Parks & Entertainment, Inc.(c)	8.7500	05/01/25	475,038
630,000	SeaWorld Parks & Entertainment, Inc.(c)	5.2500	08/15/29	642,600
76,000	Viking Ocean Cruises Ship VII Ltd.(c)	5.6250	02/15/29	75,525
500,000	VOC Escrow Ltd.(c)	5.0000	02/15/28	496,875
517,000	Wyndham Destinations, Inc.	5.7500	04/01/27	562,930
590,000	Wynn Macau Ltd.(c)	5.1250	12/15/29	532,729
				10,747,681
	MEDICAL EQUIPMENT & DEVICES — 0.5%
419,000	Mozart Debt Merger Sub, Inc.(c)	3.8750	04/01/29	417,731
157,000	Mozart Debt Merger Sub, Inc.(c)	5.2500	10/01/29	159,551
				577,282

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.3% (Continued)
	METALS & MINING — 2.4%
200,000	Cleveland-Cliffs, Inc.(c)	6.7500	03/15/26	$213,250
473,000	Cleveland-Cliffs, Inc.(c)	4.6250	03/01/29	488,964
469,000	FMG Resources August 2006 Pty Ltd.(c)	4.5000	09/15/27	490,691
128,000	Freeport-McMoRan, Inc.	4.1250	03/01/28	132,320
555,000	Hudbay Minerals, Inc.(c)	6.1250	04/01/29	584,831
525,000	Mineral Resources Ltd.(c)	8.1250	05/01/27	567,457
570,000	SunCoke Energy, Inc.(c)	4.8750	06/30/29	566,438
				3,043,951
	OIL & GAS PRODUCERS — 16.9%
576,000	Antero Midstream Partners, L.P. / Antero Midstream(c)	5.7500	01/15/28	602,640
540,000	Antero Resources Corporation(c)	5.3750	03/01/30	572,265
405,000	Apache Corporation	4.3750	10/15/28	435,019
434,000	Apache Corporation(d)	4.7500	04/15/43	475,814
854,000	Buckeye Partners, L.P.(c)	4.5000	03/01/28	844,392
875,000	California Resources Corporation(c)	7.1250	02/01/26	924,187
480,000	Civitas Resources, Inc.(c)	5.0000	10/15/26	485,496
296,000	DCP Midstream Operating, L.P.	5.6250	07/15/27	338,095
132,000	DCP Midstream Operating, L.P.(c)	6.7500	09/15/37	176,688
235,000	DCP Midstream Operating, L.P.	5.6000	04/01/44	282,329
155,000	DT Midstream, Inc.(c)	4.1250	06/15/29	156,302
331,000	DT Midstream, Inc.(c)	4.3750	06/15/31	335,776
855,000	eG Global Finance plc(c)	6.7500	02/07/25	876,374
270,000	Endeavor Energy Resources, L.P. / EER Finance,(c)	5.7500	01/30/28	283,838
893,000	Genesis Energy, L.P. / Genesis Energy Finance	5.6250	06/15/24	890,767
325,000	Genesis Energy, L.P. / Genesis Energy Finance	6.5000	10/01/25	323,663
307,000	Genesis Energy, L.P. / Genesis Energy Finance	8.0000	01/15/27	308,925
677,000	Harvest Midstream I, L.P.(c)	7.5000	09/01/28	711,954
434,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company(c)	5.7500	02/01/29	441,053
479,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company(c)	6.0000	02/01/31	492,347
814,000	Holly Energy Partners, L.P. / Holly Energy Finance(c)	5.0000	02/01/28	816,958
450,000	Independence Energy Finance, LLC(c)	7.2500	05/01/26	468,563
695,000	ITT Holdings, LLC(c)	6.5000	08/01/29	699,486
321,000	MEG Energy Corporation(c)	7.1250	02/01/27	337,451
477,000	Murphy Oil Corporation	6.3750	07/15/28	504,475

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.3% (Continued)
	OIL & GAS PRODUCERS — 16.9% (Continued)
405,000	Murphy Oil USA, Inc.	4.7500	09/15/29	$427,154
110,000	Murphy Oil USA, Inc.(c)	3.7500	02/15/31	108,350
650,000	NGL Energy Operating, LLC / NGL Energy Finance(c)	7.5000	02/01/26	660,075
152,000	NuStar Logistics, L.P.	5.7500	10/01/25	162,830
379,000	NuStar Logistics, L.P.	6.3750	10/01/30	415,898
452,000	Oasis Petroleum, Inc.(c)	6.3750	06/01/26	478,555
326,000	Occidental Petroleum Corporation	5.8750	09/01/25	362,268
503,000	Occidental Petroleum Corporation	6.3750	09/01/28	590,210
334,000	Occidental Petroleum Corporation	3.5000	08/15/29	339,428
251,000	Occidental Petroleum Corporation	6.1250	01/01/31	300,886
735,000	PBF Holding Company, LLC / PBF Finance Corporation	6.0000	02/15/28	534,253
444,000	Rockcliff Energy II, LLC(c)	5.5000	10/15/29	456,099
514,000	Southwestern Energy Company(c)	5.3750	02/01/29	542,913
344,000	Southwestern Energy Company	5.3750	03/15/30	363,343
600,000	Strathcona Resources Ltd.(c)	6.8750	08/01/26	597,459
427,000	Targa Resources Partners, L.P. / Targa Resources	4.8750	02/01/31	460,938
701,000	Venture Global Calcasieu Pass, LLC(c)	3.8750	08/15/29	715,334
				20,300,850
	OIL & GAS SERVICES & EQUIPMENT — 1.2%
663,000	Archrock Partners, L.P. / Archrock Partners(c)	6.8750	04/01/27	692,005
437,000	USA Compression Partners, L.P. / USA Compression	6.8750	04/01/26	452,295
337,000	Weatherford International Ltd.(c)	6.5000	09/15/28	356,799
				1,501,099
	PUBLISHING & BROADCASTING — 1.4%
735,000	Belo Corporation	7.7500	06/01/27	866,473
214,000	Gray Escrow II, Inc.(c)	5.3750	11/15/31	217,071
605,000	Gray Television, Inc.(c)	4.7500	10/15/30	597,533
				1,681,077
	REAL ESTATE INVESTMENT TRUSTS — 2.4%
273,000	CTR Partnership, L.P. / CareTrust Capital(c)	3.8750	06/30/28	277,459
690,000	HAT Holdings I, LLC / HAT Holdings II, LLC(c)	3.3750	06/15/26	684,835
419,000	MPT Operating Partnership, L.P. / MPT Finance	5.0000	10/15/27	441,207
223,000	MPT Operating Partnership, L.P. / MPT Finance	3.5000	03/15/31	224,996
302,000	Service Properties Trust	5.2500	02/15/26	304,739

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.3% (Continued)
	REAL ESTATE INVESTMENT TRUSTS — 2.4% (Continued)
300,000	Service Properties Trust	4.7500	10/01/26	$297,750
46,000	Service Properties Trust	5.5000	12/15/27	48,152
57,000	Service Properties Trust	3.9500	01/15/28	53,224
165,000	Service Properties Trust	4.9500	10/01/29	159,431
374,000	Service Properties Trust	4.3750	02/15/30	352,028
				2,843,821
	REAL ESTATE OWNERS & DEVELOPERS — 0.6%
438,000	Kennedy-Wilson, Inc.	4.7500	03/01/29	447,308
330,000	Kennedy-Wilson, Inc.	4.7500	02/01/30	332,475
				779,783
	REAL ESTATE SERVICES — 0.5%
541,000	Cushman & Wakefield US Borrower, LLC(c)	6.7500	05/15/28	578,194

	RENEWABLE ENERGY — 0.3%
300,000	EnerSys(c)	4.3750	12/15/27	315,380

	RETAIL - CONSUMER STAPLES — 0.4%
440,000	Albertsons Companies Inc / Safeway Inc / New(c)	4.6250	01/15/27	461,032

	RETAIL - DISCRETIONARY — 1.9%
462,000	Carvana Company(c)	5.5000	04/15/27	466,043
230,000	Carvana Company(c)	4.8750	09/01/29	222,813
285,000	Gap, Inc. (The)(c)	3.6250	10/01/29	279,656
145,000	Gap, Inc. (The)(c)	3.8750	10/01/31	142,281
600,000	Metis Merger Sub, LLC(c)	6.5000	05/15/29	594,908
569,000	Park River Holdings, Inc.(c)	6.7500	08/01/29	558,522
				2,264,223
	SOFTWARE — 1.0%
115,000	Clarivate Science Holdings Corporation(c)	3.8750	07/01/28	113,850
343,000	Clarivate Science Holdings Corporation(c)	4.8750	07/01/29	341,954
595,000	Rackspace Technology Global, Inc.(c)	3.5000	02/15/28	569,176
182,000	SS&C Technologies, Inc.(c)	5.5000	09/30/27	191,783
				1,216,763

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.3% (Continued)
	SPECIALTY FINANCE — 7.7%
570,000	AerCap Global Aviation Trust(c),(e)	US0003M + 4.300%	6.5000	06/15/45	$612,183
555,000	Alliance Data Systems Corporation(c)		4.7500	12/15/24	568,455
660,000	Burford Capital Global Finance, LLC(c)		6.2500	04/15/28	700,425
719,000	Cobra AcquisitionCo, LLC(c)		6.3750	11/01/29	711,745
559,000	Credit Acceptance Corporation		6.6250	03/15/26	582,758
600,000	Curo Group Holdings Corporation(c)		7.5000	08/01/28	610,728
215,000	Enova International, Inc.(c)		8.5000	09/01/24	218,959
390,000	Enova International, Inc. B(c)		8.5000	09/15/25	402,318
512,000	FirstCash, Inc.(c)		4.6250	09/01/28	528,640
781,000	Genworth Mortgage Holdings, Inc.(c)		6.5000	08/15/25	856,171
324,000	goeasy Ltd.(c)		4.3750	05/01/26	330,887
885,000	Ladder Capital Finance Holdings LLLP / Ladder(c)		4.2500	02/01/27	890,663
483,000	LFS Topco, LLC(c)		5.8750	10/15/26	497,490
475,000	Pattern Energy Operations, L.P. / Pattern Energy(c)		4.5000	08/15/28	492,219
342,000	Quicken Loans, LLC / Quicken Loans Co-Issuer, Inc.(c)		3.6250	03/01/29	339,863
101,000	Starwood Property Trust, Inc.(c)		5.5000	11/01/23	106,176
588,000	Starwood Property Trust, Inc.		4.7500	03/15/25	618,664
175,000	Starwood Property Trust, Inc.(c)		3.6250	07/15/26	175,227
					9,243,571
	STEEL — 1.3%
212,000	Allegheny Technologies, Inc.		4.8750	10/01/29	212,117
403,000	Allegheny Technologies, Inc.		5.1250	10/01/31	401,992
326,000	Cleveland-Cliffs, Inc.(d)		6.2500	10/01/40	357,378
542,000	Commercial Metals Company		3.8750	02/15/31	537,292
					1,508,779
	TECHNOLOGY HARDWARE — 1.4%
560,000	Imola Merger Corporation(c)		4.7500	05/15/29	576,072
550,000	NCR Corporation(c)		5.1250	04/15/29	563,107
597,000	TTM Technologies, Inc.(c)		4.0000	03/01/29	593,212
					1,732,391
	TECHNOLOGY SERVICES — 3.5%
605,000	Ahead DB Holdings, LLC(c)		6.6250	05/01/28	617,923
680,000	ION Trading Technologies Sarl(c)		5.7500	05/15/28	697,850
725,000	MoneyGram International, Inc.(c)		5.3750	08/01/26	727,719

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.3% (Continued)
	TECHNOLOGY SERVICES — 3.5% (Continued)
1,080,000	MPH Acquisition Holdings, LLC(c),(d)	5.7500	11/01/28	$983,399
129,000	Nielsen Finance, LLC / Nielsen Finance Company(c)	5.6250	10/01/28	134,287
402,000	Nielsen Finance, LLC / Nielsen Finance Company(c)	5.8750	10/01/30	421,316
570,000	Paysafe Finance plc / Paysafe Holdings US(c)	4.0000	06/15/29	540,788
				4,123,282
	TELECOMMUNICATIONS — 4.8%
345,000	Altice France S.A.(c)	5.1250	07/15/29	336,437
1,035,000	Altice France S.A.(c)	5.5000	10/15/29	1,015,820
585,000	Cablevision Lightpath, LLC(c)	3.8750	09/15/27	570,346
410,000	CenturyLink, Inc.(c)	5.1250	12/15/26	420,037
680,000	Connect Finco S.A.RL / Connect US Finco, LLC(c)	6.7500	10/01/26	706,500
535,000	Hughes Satellite Systems Corporation	6.6250	08/01/26	607,198
201,000	Iliad Holding SASU(c)	6.5000	10/15/26	207,321
200,000	Iliad Holding SASU(c)	7.0000	10/15/28	206,408
705,000	Lumen Technologies, Inc.(c)	5.3750	06/15/29	708,525
302,000	Telesat Canada / Telesat, LLC(c)	4.8750	06/01/27	270,438
359,000	Telesat Canada / Telesat, LLC(c)	6.5000	10/15/27	291,964
391,000	Zayo Group Holdings, Inc.(c)	6.1250	03/01/28	382,203
				5,723,197
	TRANSPORTATION & LOGISTICS — 2.9%
605,000	Air Canada(c)	3.8750	08/15/26	613,319
1,065,000	American Airlines, Inc.(c)	11.7500	07/15/25	1,320,600
650,000	Cargo Aircraft Management, Inc.(c)	4.7500	02/01/28	665,490
110,000	United Airlines Holdings, Inc.(d)	4.8750	01/15/25	113,438
271,000	United Airlines, Inc.(c)	4.3750	04/15/26	280,680
510,000	United Airlines, Inc.(c)	4.6250	04/15/29	526,437
				3,519,964
	TRANSPORTATION EQUIPMENT — 0.7%
505,000	Allison Transmission Inc B(c)	3.7500	01/30/31	486,085
380,000	JB Poindexter & Company, Inc.(c)	7.1250	04/15/26	399,950
				886,035

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.3% (Continued)
	WHOLESALE - CONSUMER STAPLES — 0.9%
595,000	C&S Group Enterprises, LLC (c)	5.0000	12/15/28	$554,495
450,000	Performance Food Group, Inc. (c)	5.5000	10/15/27	469,688
				1,024,183
	TOTAL CORPORATE BONDS (Cost $112,038,495)			114,613,306

Shares
	COLLATERAL FOR SECURITIES LOANED — 1.2%
1,439,398	HSBC US Government Money Market Fund - Class I, 0.03% (Cost $1,439,398)(f)(g)			1,439,398

	TOTAL INVESTMENTS - 96.8%(Cost $114,671,374)			$116,459,786
	OTHER ASSETS IN EXCESS OF LIABILITIES - 3.2%			3,829,648
	NET ASSETS - 100.0%			$120,289,434

LLC	- Limited Liability Company

L.P.	- Limited Partnership

Ltd.	- Limited Company

plc	- Public Limited Company

S/A	- Société Anonyme

SASU	- Simplified Joint Stock Company

US0003M	- ICE LIBOR USD 3 Month

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021 the total market value of 144A securities is 93,902,711 or 78.1% of net assets.

(d)	All or a portion of these securities are on loan. Total loaned securities had a value of $1,378,490 at October 31, 2021.

(e)	Variable rate security; the rate shown represents the rate on October 31, 2021.

(f)	Rate disclosed is the seven day effective yield as of October 31, 2021.

(g)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(h)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 0.34% of net assets. The total value of these securities is $407,082.

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Portfolio Composition * - (Unaudited)
B2	19.8%	Ba1	6.0%
B1	19.6%	Other/Not Rated	3.0%
Ba3	16.2%	Caa2	2.7%
Ba2	13.7%	Collateral for Securities Loaned	1.2%
B3	9.6%	Baa3	1.2%
Caa1	7.0%	Total	100.0%

*	Based on total value of investments as of October 31, 2021. Bond Ratings provided by Moody’s Ratings.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham International Opportunity Bond Fund (Unaudited)

Message from the Sub-Adviser (Stone Harbor Investment Partners LP)

Asset Class Recap

The fiscal year was broadly unfavorable for both domestic and foreign fixed income. This was primarily attributable to the yield on the U.S. 10-Year Treasury rising from 0.87 percent at the beginning of the fiscal year to 1.55 percent at the end of October 2021. While a 0.7 percent increase may not seem like a large surge in rates over a 12-month period, when durations are near 6 years, then this increase in rates translates to an approximate 4.2 percent principal decline. Therefore, it is not surprising that U.S. investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, dropped 0.5 percent and foreign bonds, as measured by the Bloomberg Barclays Global Bond ex U.S. Index, dropped 1.3 percent during the 12-month period ended October 31, 2021. Clearly, the yields on U.S. and foreign bonds mitigated a meaningful amount of the price erosion from rising yields. This was more apparent when considering foreign high-yield bonds, as measured by the Bloomberg Barclays Pan-European High-Yield Total Return Index, and emerging market debt, as measured by the Bloomberg Barclays Emerging Markets USD Aggregate Total Return Index, ended the 12-month period in positive territory, as their higher yields offset the somewhat dampened principal declines. During the fiscal year, foreign high-yield bonds and emerging market debt returned 9.2 percent and 3.0 percent, respectively.

Allocation Review

The Fund continued to hold an approximate 56 percent allocation to emerging market debt and 44 percent allocation to developed markets. Similarly, the Fund also maintained an approximate 53 percent allocation to high-yield bonds. The Sub-Adviser also maintained an overall duration that was 1 year lower than the benchmark index, close to 7.1 years instead of the benchmark index duration of 8.1 years. As rates increased overall during the fiscal year and emerging markets debt and high-yield bonds both strongly outperformed, this positioning in the Fund contributed meaningfully to performance. Within the emerging markets debt space, the Sub-Adviser’s security selection made it one of the strongest performing exposures within the Fund, on both a relative and an absolute performance basis. This was also true when looking at the final fiscal quarter in isolation, as the emerging markets corporate debt exposure in the Fund was the only positively performing bond sector. During the fiscal year, the Fund did not hold any derivatives that materially affected performance.

Holdings Insights

One of the largest overall detractors from Fund performance during the fiscal year was the Australia Government Bond 1.25% 5/21/2032 (BKDRWH8) (holding weight*: 0.82 percent). A majority of the decline occurred in the final fiscal quarter, when the Australia-dollar denominated government bond decreased 8.2 percent. During the 12 -month period ended October 31, 2021, the bond declined 10.2 percent. The Australian dollar appreciated approximately 7.0 percent against the U.S. dollar during the fiscal year, which helped to offset some of the negative return. Conversely, one of the strongest performers in the Fund during the fiscal year was Metinvest BV 7.75% 10/17/2029 (591555AF4) (holding weight*: 2.07 percent), a metals and mining company based in Ukraine. During the 12-month period, the Metinvest bond increased 22.2 percent. Some of the most volatile performers during the fiscal year included two firms from Southeast Asia. Specifically, the Fund’s positions in LMIRT Capital Pte Ltd. 7.25% 6/19/2024 (BKDQ7D6) (holding weight*: 0.57 percent), an Indonesian real estate trust, and Theta Capital Pte Ltd. 8.125% 1/22/2025 (BKP8ZV4) (holding weight*: 0.73 percent), a real estate owner and operator domiciled in Singapore, appreciated and then declined multiple percentage points each fiscal quarter, as real estate in the region made headlines due to a large developer out of China struggled to pay its debt. After declining 2.3 percent and 4.2 percent, respectively in the third fiscal quarter, LMIRT Capital and Theta Capital increased 4.2 percent and 8.6 percent, respectively, during the fourth fiscal quarter. When looking at the fiscal year as a whole, LMIRT Capital and Theta Capital returned 18.4 percent and 25.8 percent, respectively.

As a spotlight was shone on property developers in China during the latter half of the fiscal year, the Fund’s exposure to China SCE Group Holdings Ltd. 7.375% 5/2/2025 (G21190AB2) (holding weight*: 0.77 percent), a residential property developer, and Wanda Properties International Company Ltd. 7.25% 1/29/2024 (G9429CAA8) (holding weight*: 1.71 percent), a multinational conglomerate based in China, struggled during the volatile period. For example, China SCE plummeted 10.4 percent during the fourth fiscal quarter, while Wanda Properties eked out a gain of 0.5 percent. As China SCE was directly exposed to the issues in the residential sector, it was hit the hardest, but as a conglomerate, Wanda Properties’ multiple business lines and global footprint helped to dilute the impact. When looking at the fiscal year as a whole, China SCE was among the worst performers for the Fund, declining 7.2 percent. Wanda Properties managed to provide a positive return of 4.4 percent for the 12-month period, but it was primarily attributable to its 7.25 percent coupon.

The Fund’s exposure to Latin America provided mixed results during the fiscal year. Specifically, the Fund held Aerovias de Mexico S.A. de CV (008065AD6) (holding weight*: 0.18 percent), the flag carrier airline of Mexico. The bond rallied strongly out of its distressed condition, nearly tripling in value during the 12-month period. However, the holding is still approximately 0.7 percent below the value that the Fund originally added it. The Fund also held Mexican Bonos 7.75% 11/13/2042 (B7V21L1) (holding weight*: 0.60 percent), which is a bond issued by the Mexican government. During the fiscal year, the Mexican Bonos was one of the poorer performers, decreasing 0.7 percent. During the third fiscal quarter, the Sub-Adviser added Cemex S.A.B. de CV 5.125% 9/8/2026 (151290CA9) (holding weight*: 1.30 percent), a multinational building materials company, which performed relatively flat since it was added, appreciating 1.4 percent. Since these Mexican corporate bonds were denominated in U.S. dollars, the Mexican peso’s 3.1 percent appreciation versus the U.S. dollar only affected the government-issued bond’s return when converted to U.S. dollars.

Sub-Adviser Outlook

The Sub-Adviser continues to seek opportunities across both developed and emerging markets, as central banks around the world are seeking to balance bringing their economies to successful recoveries against the threat of rampant inflation. The Sub -Adviser continues to evaluate both the sovereign debt as well as the corporate offerings within each country, and recognizes that many companies may have the flexibility to navigate their own recovery while their country of domicile struggles. The Sub-Adviser believes that retaining the flexibility to invest in both emerging and developed markets as well as both corporate bonds and sovereign debt may allow the Fund to take advantage of opportunities.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2021.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2021
			Annualized
		Annualized	Since Inception
	One Year	Five Years	(11/1/13)
Class N	3.93%	0.93%	(0.15)%
Class A with load of 4.50%	(1.04)%	(0.25)%	(0.97)%
Class A without load	3.60%	0.67%	(0.40)%
Class C	3.07%	0.17%	(0.91)%
Bloomberg Barclays Global Aggregate Bond ex-US Index Hedged	(1.28)%	2.86%	3.65%
Morningstar World Bond Category	0.05%	2.60%	2.05%

(a)	Total Returns are calculated based on traded NAVs.

The Bloomberg Barclays Global ex US Aggregate Bond Index Hedged is designed to be a broad-based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.

The Morningstar World Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.61% for Class N, 2.36% for Class C and 1.86% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND

SCHEDULE OF INVESTMENTS

October 31, 2021

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 0.1%
	RESIDENTIAL MORTGAGE — 0.1%
57,522 EUR	Bankinter 10 FTA(a)	EUR003M + 0.160%	0.0001	06/21/43	$66,561
23,799 EUR	Fondo de Titulizacion de Activos Santander(a)	EUR003M + 0.150%	0.0001	01/18/49	27,573
	TOTAL ASSET BACKED SECURITIES (Cost $86,388)				94,134

	CORPORATE BONDS — 63.4%
	AEROSPACE & DEFENSE — 0.7%
250,000 EUR	Airbus S.E.		2.3750	06/09/40	331,433
100,000 EUR	Rolls-Royce plc(b)		4.6250	02/16/26	128,809
					460,242
	ASSET MANAGEMENT — 0.9%
300,000 EUR	JAB Holdings BV		1.0000	12/20/27	351,640
300,000 USD	UBS Group A.G.(b),(c)	H15T1Y + 0.850%	1.4940	08/10/27	294,047
					645,687
	AUTOMOTIVE — 2.6%
300,000 EUR	Daimler A.G.		0.7500	02/08/30	353,761
200,000 EUR	Fiat Chrysler Automobiles N.V.		3.8750	01/05/26	262,072
200,000 USD	Hyundai Capital America(b)		1.0000	09/17/24	198,080
300,000 USD	Hyundai Capital America(b)		1.3000	01/08/26	292,698
300,000 USD	Nissan Motor Company Ltd.(b)		3.5220	09/17/25	315,751
40,000 USD	Uzauto Motors AJ(b)		4.8500	05/04/26	39,455
200,000 EUR	Volkswagen International Finance N.V.		1.8750	03/30/27	248,985
100,000 EUR	ZF Finance GmbH		3.7500	09/21/28	125,172
					1,835,974
	BANKING — 7.6%
250,000 EUR	AIB Group plc		2.2500	07/03/25	309,642
300,000 EUR	Banco Bilbao Vizcaya Argentaria S.A.		3.5000	02/10/27	393,027
715,000 USD	Banco Mercantil del Norte S.A.(b),(c)	H15T5Y + 4.967%	6.7500	09/27/68	747,229
300,000 EUR	Banco Santander S.A.		1.1250	01/17/25	356,993
300,000 EUR	Banque Federative du Credit Mutuel S.A.		2.6250	03/18/24	370,086
350,000 USD	Barclays plc		4.8360	05/09/28	390,240
200,000 EUR	BPCE S.A.		4.6250	07/18/23	249,504
225,000 EUR	Cooperatieve Rabobank UA		1.3750	02/03/27	277,323
300,000 EUR	Credit Agricole S.A.		1.8750	12/20/26	372,348
250,000 USD	Danske Bank A/S(b),(c)	H15T1Y + 1.350%	1.6210	09/11/26	248,396

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 63.4% (Continued)
	BANKING — 7.6% (Continued)
250,000 USD	Deutsche Bank AG/New York NY(c)	SOFRRATE + 1.870%	2.1290	11/24/26	$251,319
175,000 USD	HSBC Holdings plc(c)	SOFRRATE + 1.538%	1.6450	04/18/26	174,561
100,000 USD	HSBC Holdings PLC(c)	SOFRRATE + 1.290%	1.5890	05/24/27	98,323
300,000 USD	Mizuho Financial Group, Inc.(c)	SOFRRATE + 1.532%	1.9790	09/08/31	287,701
250,000 EUR	Natwest Group plc(c)	EUR003M + 1.080%	1.7500	03/02/26	301,773
150,000 USD	Standard Chartered plc(b),(c)	US0003M + 1.209%	2.8190	01/30/26	154,911
150,000 USD	Standard Chartered plc(b),(c)	H15T5Y + 2.300%	3.2650	02/18/36	148,463
150,000 USD	Standard Chartered plc(b)		5.7000	03/26/44	195,429
250,000 USD	Sumitomo Mitsui Financial Group, Inc.		2.1420	09/23/30	240,709
					5,567,977
	BEVERAGES — 1.1%
300,000 EUR	Anheuser-Busch InBev S.A./NV		1.1500	01/22/27	361,782
200,000 EUR	Heineken N.V.		3.5000	03/19/24	252,412
200,000 EUR	Pernod Ricard S.A.		1.5000	05/18/26	245,030
					859,224
	BIOTECH & PHARMA — 2.4%
300,000 EUR	Bayer A.G.		1.3750	07/06/32	354,495
250,000 GBP	GlaxoSmithKline Capital plc		1.2500	10/12/28	336,433
100,000 EUR	Grifols S.A.		3.2000	05/01/25	116,015
100,000 EUR	Grifols S.A.		2.2500	11/15/27	115,985
300,000 EUR	Mylan N.V.		3.1250	11/22/28	395,434
100,000 EUR	Nidda BondCompany GmbH		5.0000	09/30/25	114,519
100,000 EUR	Nidda Healthcare Holding GmbH		3.5000	09/30/24	114,159
300,000 USD	Perrigo Finance Unlimited Company(d)		3.1500	06/15/30	302,848
					1,849,888
	CABLE & SATELLITE — 1.2%
100,000 EUR	Telenet Finance Luxembourg Notes Sarl		3.5000	03/01/28	119,060
200,000 EUR	UPCB Finance VII Ltd.		3.6250	06/15/29	236,093
100,000 GBP	Virgin Media Secured Finance plc		5.0000	04/15/27	141,598
100,000 GBP	Virgin Media Secured Finance plc		4.2500	01/15/30	136,649
100,000 EUR	Ziggo Bond Company BV(b)		3.3750	02/28/30	114,189
100,000 EUR	Ziggo BV		2.8750	01/15/30	115,760
					863,349

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 63.4% (Continued)
	CHEMICALS — 1.2%
100,000 EUR	Chemours Company (The)		4.0000	05/15/26	$117,176
100,000 EUR	INEOS Quattro Finance 1 plc		3.7500	07/15/26	117,088
200,000 EUR	Nobian Finance BV(b)		3.6250	07/15/26	224,796
100,000 EUR	OCI N.V.		3.1250	11/01/24	117,451
100,000 EUR	Solvay Finance S.A.CA(c)	EUSA5 + 5.223%	5.8690	06/03/68	128,932
100,000 EUR	SPCM SA(b)		2.0000	02/01/26	116,351
					821,794
	COMMERCIAL SUPPORT SERVICES — 0.2%
100,000 EUR	Intertrust Group BV		3.3750	11/15/25	116,726

	CONSTRUCTION MATERIALS — 1.3%
911,000 USD	Cemex S.A.B. de C.V.(b),(c)	H15T5Y + 4.534%	5.1250	09/08/69	941,783

	CONTAINERS & PACKAGING — 1.3%
200,000 EUR	Ardagh Metal Packaging Finance USA, LLC / Ardagh(b)		3.0000	09/01/29	227,212
200,000 GBP	Ardagh Packaging Finance plc / Ardagh Holdings		4.7500	07/15/27	277,601
85,000 USD	Klabin Austria GmbH(b)		3.2000	01/12/31	78,325
100,000 EUR	Smurfit Kappa Treasury ULC		1.5000	09/15/27	121,551
200,000 EUR	Trivium Packaging Finance BV		3.7500	08/15/26	233,145
					937,834
	ELEC & GAS MARKETING & TRADING — 0.5%
250,000 EUR	Orsted A/S		1.5000	11/26/29	311,341

	ELECTRIC UTILITIES — 4.1%
1,341,000 USD	Eskom Holdings SOC Ltd.(b)		6.7500	08/06/23	1,387,365
95,000 USD	Eskom Holdings SOC Ltd.(b)		7.1250	02/11/25	99,150
158,000 USD	Eskom Holdings SOC Ltd.(b)		8.4500	08/10/28	173,615
65,010 USD	Greenko Dutch BV(b)		3.8500	03/29/26	65,735
200,000 EUR	Iberdrola Finanzas S.A.		1.0000	03/07/25	238,853
180,000 USD	Inkia Energy Ltd.(b)		5.8750	11/09/27	187,450
250,000 EUR	innogy Finance BV		1.0000	04/13/25	297,664
300,000 EUR	Naturgy Finance BV		1.5000	01/29/28	369,606

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 63.4% (Continued)
	ELECTRIC UTILITIES — 4.1% (Continued)
233,000 USD	Star Energy Geothermal Darajat II / Star Energy(b)		4.8500	10/14/38	$259,516
					3,078,954
	ELECTRICAL EQUIPMENT — 0.9%
300,000 GBP	Siemens Financieringsmaatschappij N.V.		1.0000	02/20/25	409,437
200,000 EUR	Vertical Midco GmbH		4.3750	07/15/27	238,469
					647,906
	ENGINEERING & CONSTRUCTION — 0.4%
248,000 USD	IHS Netherlands Holdco BV(b)		8.0000	09/18/27	264,120

	FOOD — 1.7%
488,000 USD	Adecoagro S.A.(b)		6.0000	09/21/27	505,329
495,000 USD	Minerva Luxembourg S.A.(b),(d)		4.3750	03/18/31	471,215
250,000 USD	Nestle Holdings, Inc.(b)		1.8750	09/14/31	246,672
100,000 EUR	Sigma Holdco BV		5.7500	05/15/26	107,540
					1,330,756
	FORESTRY, PAPER & WOOD PRODUCTS — 0.2%
100,000 EUR	WEPA Hygieneprodukte GmbH		2.8750	12/15/27	110,528

	GAS & WATER UTILITIES — 0.3%
200,000 EUR	Veolia Environnement S.A.		1.4960	11/30/26	245,770

	HOUSEHOLD PRODUCTS — 0.2%
100,000 EUR	Energizer Gamma Acquisition BV(b)		3.5000	06/30/29	112,338

	INDUSTRIAL INTERMEDIATE PROD — 0.6%
407,000 USD	HTA Group Ltd./Mauritius(b)		7.0000	12/18/25	427,033

	INDUSTRIAL SUPPORT SERVICES — 0.5%
100,000 EUR	Loxam S.A.S		3.7500	07/15/26	116,910
87,920 EUR	Techem Verwaltungsgesellschaft 674 mbH		6.0000	07/30/26	104,546
100,000 EUR	Techem Verwaltungsgesellschaft 675 mbH(b)		2.0000	07/15/25	113,753
					335,209
	INSTITUTIONAL FINANCIAL SERVICES — 0.6%
250,000 USD	LSEGA Financing plc(b)		2.0000	04/06/28	249,007

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 63.4% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES — 0.6% (Continued)
225,000 USD	Nomura Holdings, Inc.		1.6530	07/14/26	$221,557
					470,564
	INSURANCE — 1.3%
200,000 EUR	Allianz S.E.(c)	EUR003M + 3.350%	3.0990	07/06/47	258,936
300,000 EUR	Great-West Lifeco, Inc.		2.5000	04/18/23	360,709
250,000 EUR	NN Group N.V.		1.6250	06/01/27	309,479
					929,124
	LEISURE FACILITIES & SERVICES — 1.0%
115,000 EUR	Carnival Corporation		7.6250	03/01/26	143,471
100,000 EUR	Gamma Bidco SpA(b)		5.1250	07/15/25	116,940
100,000 EUR	Gamma Bidco SpA		6.2500	07/15/25	119,648
100,000 EUR	Motion Finco Sarl		7.0000	05/15/25	121,223
100,000 EUR	Scientific Games International, Inc.		5.5000	02/15/26	120,074
73,000 USD	Studio City Finance Ltd.(b)		6.0000	07/15/25	70,968
					692,324
	MEDICAL EQUIPMENT & DEVICES — 0.5%
300,000 EUR	Medtronic Global Holdings SCA		0.7500	10/15/32	343,919

	METALS & MINING — 1.7%
106,000 USD	Endeavour Mining plc(b)		5.0000	10/14/26	107,161
71,000 USD	First Quantum Minerals Ltd. B(b)		6.8750	03/01/26	74,018
300,000 EUR	Glencore Capital Finance DAC		1.1250	03/10/28	350,194
73,000 USD	Indika Energy Capital IV Pte Ltd.(b)		8.2500	10/22/25	77,517
26,000 USD	Indonesia Asahan Aluminium Persero PT(b)		5.8000	05/15/50	30,458
300,000 USD	Rio Tinto Finance USA Ltd.		2.7500	11/02/51	297,611
58,000 USD	Southern Copper Corporation		6.7500	04/16/40	80,628
63,000 USD	Vedanta Resources Finance II plc(b)		8.9500	03/11/25	64,040
204,000 USD	Vedanta Resources Ltd.(b)		6.3750	07/30/22	202,499
					1,284,126
	OIL & GAS PRODUCERS — 7.6%
57,000 USD	AI Candelaria Spain SLU(b)		7.5000	12/15/28	61,418
325,000 USD	BP Capital Markets plc(c),(d)	H15T5Y + 4.036%	4.3750	09/22/68	345,378
250,000 USD	Cenovus Energy, Inc.		2.6500	01/15/32	244,231
100,000 EUR	eG Global Finance plc		6.2500	10/30/25	117,585

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 63.4% (Continued)
	OIL & GAS PRODUCERS — 7.6% (Continued)
97,000 USD	Geopark Ltd.(b)		5.5000	01/17/27	$96,498
223,000 USD	Gran Tierra Energy International Holdings Ltd.(b),(d)		6.2500	02/15/25	206,683
80,000 USD	Gran Tierra Energy, Inc.(b)		7.7500	05/23/27	74,539
163,000 USD	KazMunayGas National Company JSC(b)		5.7500	04/19/47	197,116
94,000 USD	Leviathan Bond Ltd.		6.5000	06/30/27	102,930
92,000 USD	MC Brazil Downstream Trading S.A.RL(b)		7.2500	06/30/31	89,930
22,000 USD	Oil and Gas Holding Company BSCC (The)(b)		7.6250	11/07/24	24,112
100,000 USD	Pertamina Persero PT(b)		2.3000	02/09/31	94,782
159,000 USD	Petroleos Mexicanos		6.8750	08/04/26	173,747
228,000 USD	Petroleos Mexicanos		6.6250	06/15/35	221,293
13,000 USD	Petroleos Mexicanos		6.6250	06/15/38	12,134
31,000 USD	Petroleos Mexicanos		6.7500	09/21/47	27,483
282,000 USD	Petroleos Mexicanos		7.6900	01/23/50	271,296
159,000 USD	Petroleos Mexicanos		6.9500	01/28/60	141,351
571,000 USD	SierraCol Energy Andina, LLC(b)		6.0000	06/15/28	561,127
1,598,000 USD	Tullow Oil plc(b)		7.0000	03/01/25	1,400,736
329,000 USD	Tullow Oil plc(b)		10.2500	05/15/26	347,060
988,000 USD	YPF S.A.(b)		8.5000	07/28/25	801,031
					5,612,460
	OIL & GAS SERVICES & EQUIPMENT — 0.4%
278,810 USD	Poinsettia Finance Ltd.		6.6250	06/17/31	277,690

	PUBLISHING & BROADCASTING — 0.4%
250,000 EUR	Informa plc		2.1250	10/06/25	304,028

	REAL ESTATE OWNERS & DEVELOPERS — 4.5%
636,000 USD	China SCE Group Holdings Ltd.		7.3750	04/09/24	554,233
700,000 USD	China SCE Group Holdings Ltd.		7.0000	05/02/25	574,875
500,000 USD	Theta Capital Pte Ltd.		8.1250	01/22/25	529,464
250,000 USD	Theta Capital Pte Ltd.		6.7500	10/31/26	250,101
1,300,000 USD	Wanda Properties International Company Ltd.		7.2500	01/29/24	1,239,746
200,000 USD	Wanda Properties Overseas Ltd.		6.9500	12/05/22	191,852
					3,340,271

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 63.4% (Continued)
	REAL ESTATE SERVICES — 0.8%
557,000 USD	ESR Cayman Ltd.		7.8750	04/04/22	$561,173

	REIT — 1.0%
400,000 USD	LMIRT Capital Pte Ltd.		7.2500	06/19/24	414,799
200,000 GBP	Westfield America Management Ltd.		2.1250	03/30/25	277,105
					691,904
	RENEWABLE ENERGY — 0.8%
439,000 USD	Aydem Yenilenebilir Enerji A/S(b)		7.7500	02/02/27	418,784
125,000 USD	Investment Energy Resources Ltd.(b)		6.2500	04/26/29	134,071
					552,855
	RETAIL - CONSUMER STAPLES — 0.6%
100,000 GBP	Bellis Acquisition Company plc(b)		3.2500	02/16/26	131,604
100,000 GBP	Bellis Finco plc(b)		4.0000	02/16/27	129,740
100,000 EUR	Quatrim S.A.SU		5.8750	01/15/24	119,123
					380,467
	SEMICONDUCTORS — 0.2%
150,000 USD	TSMC Global Ltd.(b)		1.0000	09/28/27	142,555

	SPECIALTY FINANCE — 0.4%
100,000 EUR	Parts Europe S.A.(b)		6.5000	07/16/25	120,586
184,000 USD	Studio City Finance Ltd.(b)		6.5000	01/15/28	177,200
					297,786
	STEEL — 2.8%
132,000 USD	CSN Inova Ventures(b)		6.7500	01/28/28	140,349
435,000 USD	CSN Resources S.A.(b)		7.6250	04/17/26	460,561
1,374,000 USD	Metinvest BV(b)		7.7500	10/17/29	1,499,859
					2,100,769
	TECHNOLOGY HARDWARE — 0.5%
100,000 EUR	Nokia OYJ		3.1250	05/15/28	128,775
250,000 USD	Seagate HDD Cayman		4.1250	01/15/31	254,183
					382,958
	TELECOMMUNICATIONS — 3.1%
100,000 EUR	Altice France Holding S.A.(b)		8.0000	05/15/27	122,828
100,000 EUR	Altice France S.A.(b)		2.1250	02/15/25	112,525

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 63.4% (Continued)
	TELECOMMUNICATIONS — 3.1% (Continued)
110,000 EUR	Altice France S.A.(b)		4.2500	10/15/29	$126,266
250,000 EUR	Deutsche Telekom International Finance BV		0.8750	01/30/24	295,973
180,000 USD	Millicom International Cellular S.A.(b)		5.1250	01/15/28	188,055
300,000 EUR	Orange S.A.		2.0000	01/15/29	385,524
100,000 EUR	Telecom Italia SpA		3.6250	05/25/26	126,522
100,000 EUR	Telefonica Europe BV(c)	EUSA6 + 4.107%	4.3750	03/14/68	124,663
250,000 USD	VF Ukraine PAT via VFU Funding plc(b)		6.2000	02/11/25	259,063
200,000 USD	Vodafone Group plc		4.2500	09/17/50	234,477
100,000 EUR	Vodafone Group plc(c)	EUSA5 + 2.669%	3.1000	01/03/79	119,730
100,000 EUR	Vodafone Group plc(c)	EUSA5 + 3.002%	2.6250	08/27/80	118,582
					2,214,208
	TOBACCO & CANNABIS — 0.5%
300,000 USD	BAT Capital Corporation		4.7000	04/02/27	334,161

	TRANSPORTATION & LOGISTICS — 4.8%
200,000 EUR	Abertis Infraestructuras S.A.		2.3750	09/27/27	252,118
139,000 USD	Aerovias de Mexico S.A. de CV(b),(e)		7.0000	02/05/25	129,444
64,000 USD	DP World plc(b)		5.6250	09/25/48	78,196
6,000 USD	DP World plc(b)		4.7000	09/30/49	6,501
1,245,000 USD	DP World Salaam(c)	H15T5Y + 5.750%	6.0000	01/01/70	1,363,443
662,000 USD	Gol Finance S.A.(b)		7.0000	01/31/25	597,401
300,000 USD	Gol Finance S.A.(b)		8.0000	06/30/26	291,143
200,000 GBP	Heathrow Finance plc		6.2500	03/03/25	296,694
100,000 GBP	Heathrow Funding Ltd.		7.1250	02/14/24	153,200
155,000 USD	Rumo Luxembourg Sarl(b)		5.2500	01/10/28	161,394
218,000 USD	Simpar Europe S.A.(b)		5.2000	01/26/31	210,081
					3,539,615
	TOTAL CORPORATE BONDS (Cost $45,946,847)				46,217,390

	NON U.S. GOVERNMENT & AGENCIES — 29.4%
	GOVERNMENT GUARANTEED — 0.1%
39,200 USD	Brazil Minas SPE via State of Minas Gerais(b)		5.3330	02/15/28	41,490

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 29.4% (Continued)
	LOCAL AUTHORITY — 0.5%
150,000 CAD	Province of British Columbia Canada		3.2000	06/18/44	$131,994
250,000 CAD	Province of Ontario Canada		2.8000	06/02/48	203,794
					335,788
	NON U.S. TREASURY — 13.9%
860,000 AUD	Australia Government Bond		1.2500	05/21/32	593,107
1,120,000 BRL	Brazilian Government International Bond		8.5000	01/05/24	191,018
550,000 CAD	Canadian Government Bond		2.2500	06/01/29	465,476
1,704,700,000 COP	Colombian TES		6.0000	04/28/28	412,515
6,646,000 EGP	Egypt Government Bond		13.7650	01/05/24	420,787
1,348,000,000 IDR	Indonesia Treasury Bond		9.0000	03/15/29	111,418
8,390,000,000 IDR	Indonesia Treasury Bond		7.0000	09/15/30	624,178
930,000,000 IDR	Indonesia Treasury Bond		8.2500	06/15/32	74,310
755,000,000 IDR	Indonesia Treasury Bond		8.3750	03/15/34	60,299
76,000 EUR	Ireland Government Bond		5.4000	03/13/25	105,033
50,000 EUR	Ireland Government Bond		0.9000	05/15/28	61,257
130,000 EUR	Ireland Government Bond		1.3000	05/15/33	165,469
240,000 EUR	Italy Buoni Poliennali Del Tesoro		4.5000	03/01/24	307,159
750,000 EUR	Italy Buoni Poliennali Del Tesoro		2.8000	12/01/28	988,378
640,000 EUR	Italy Buoni Poliennali Del Tesoro(b)		2.4500	09/01/33	832,247
180,000 EUR	Italy Buoni Poliennali Del Tesoro		5.0000	08/01/39	318,213
235,000 EUR	Italy Buoni Poliennali Del Tesoro		5.0000	09/01/40	420,826
6,150,000 JPY	Japan Government Forty Year Bond		0.8000	03/20/58	55,671
17,000,000 JPY	Japan Government Thirty Year Bond		1.5000	03/20/45	180,448
17,150,000 JPY	Japan Government Thirty Year Bond		0.5000	09/20/46	147,904
4,289,000 MXN	Mexican Bonos		7.5000	06/03/27	209,822
9,020,000 MXN	Mexican Bonos		7.7500	11/13/42	431,692
100,000 EUR	Portugal Obrigacoes do Tesouro OT		4.1250	04/14/27	142,224
995,000 ZAR	Republic of South Africa Government Bond		6.2500	03/31/36	45,013
9,690,000 RUB	Russian Federal Bond - OFZ		7.4000	12/07/22	135,475
6,120,000 RUB	Russian Federal Bond - OFZ		6.9000	05/23/29	80,590
21,770,000 RUB	Russian Federal Bond - OFZ		7.7000	03/23/33	299,406
23,950,000 RUB	RUSSIAN FEDERAL BOND - OFZ		7.0500	01/19/28	320,008
350,000 EUR	Spain Government Bond		1.2500	10/31/30	432,521

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 29.4% (Continued)
	NON U.S. TREASURY — 13.9% (Continued)
170,000 EUR	Spain Government Bond		4.2000	01/31/37	$291,313
250,000 EUR	Spain Government Bond		2.7000	10/31/48	387,458
300,000 GBP	United Kingdom Gilt		4.5000	09/07/34	577,281
8,920,000 UYU	Uruguay Government International Bond		9.8750	06/20/22	205,703
					10,094,219
	SOVEREIGN — 14.3%
175,000 USD	Angolan Government International Bond(b)		9.1250	11/26/49	171,376
994,000 USD	Argentine Republic Government International Bond(f)		0.5000	07/09/30	341,985
172,000 USD	Argentine Republic Government International Bond(f)		1.1250	07/09/35	53,537
315,000 USD	Bahamas Government International Bond(b),(d)		8.9500	10/15/32	307,125
26,000 USD	Bahrain Government International Bond(b)		7.0000	10/12/28	28,551
48,000 USD	Bahrain Government International Bond(b)		6.7500	09/20/29	51,911
22,000 USD	Bahrain Government International Bond(b)		5.6250	09/30/31	21,962
100,000 EUR	Banque Centrale de Tunisie International Bond		5.6250	02/17/24	94,906
100,000 EUR	Banque Centrale de Tunisie International Bond(b)		6.3750	07/15/26	92,665
55,000 USD	Brazilian Government International Bond		4.6250	01/13/28	56,554
117,000 USD	Brazilian Government International Bond		4.5000	05/30/29	117,091
35,000 USD	Brazilian Government International Bond		3.8750	06/12/30	32,906
22,000 USD	Brazilian Government International Bond(d)		3.7500	09/12/31	20,108
146,000 USD	Chile Government International Bond		3.8600	06/21/47	158,887
100,000 EUR	Colombia Government International Bond		3.8750	03/22/26	127,211
76,000 USD	Colombia Government International Bond		3.0000	01/30/30	71,835
126,000 USD	Colombia Government International Bond		3.1250	04/15/31	118,157
25,000 USD	Colombia Government International Bond		3.2500	04/22/32	23,409
12,000 USD	Colombia Government International Bond		7.3750	09/18/37	14,903
60,000 USD	Colombia Government International Bond		6.1250	01/18/41	66,647
29,000 USD	Colombia Government International Bond		4.1250	02/22/42	26,322
14,000 USD	Colombia Government International Bond(d)		5.6250	02/26/44	14,799
59,000 USD	Colombia Government International Bond		5.2000	05/15/49	59,508
122,000 USD	Colombia Government International Bond		3.8750	02/15/61	100,089
130,000 USD	Costa Rica Government International Bond		6.1250	02/19/31	133,315
137,000 USD	Costa Rica Government International Bond		7.1580	03/12/45	138,781
200,000 USD	Development Bank of the Republic of Belarus JSC		6.7500	05/02/24	188,000
129,000 USD	Dominican Republic International Bond(b)		4.5000	01/30/30	130,451

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 29.4% (Continued)
	SOVEREIGN — 14.3% (Continued)
82,000 USD	Dominican Republic International Bond(b)		7.4500	04/30/44	$97,970
26,000 USD	Dominican Republic International Bond		6.4000	06/05/49	27,716
101,000 USD	Dominican Republic International Bond(b)		5.8750	01/30/60	99,233
52,074 USD	Ecuador Government International Bond(b),(g)		—	07/31/30	28,055
171,060 USD	Ecuador Government International Bond(b),(f)		1.0000	07/31/35	113,544
20,000 USD	Ecuador Government International Bond(f)		1.0000	07/31/35	13,275
90,000 USD	Ecuador Government International Bond(b),(f)		0.5000	07/31/40	54,056
94,000 USD	Egypt Government International Bond(b)		5.2500	10/06/25	94,703
29,000 USD	Egypt Government International Bond(b)		7.0530	01/15/32	27,281
228,000 USD	Egypt Government International Bond(b)		7.6250	05/29/32	221,101
26,000 USD	Egypt Government International Bond(b)		8.7000	03/01/49	24,322
423,000 USD	Egypt Government International Bond(b)		8.8750	05/29/50	399,823
79,000 USD	Egypt Government International Bond(b)		8.1500	11/20/59	70,776
32,000 USD	El Salvador Government International Bond(b)		6.3750	01/18/27	24,480
37,000 USD	El Salvador Government International Bond(b)		8.2500	04/10/32	29,045
104,000 USD	El Salvador Government International Bond		7.6500	06/15/35	78,520
25,000 USD	El Salvador Government International Bond		7.1250	01/20/50	18,000
62,000 USD	Finance Department Government of Sharjah(b)		4.0000	07/28/50	56,112
16,000 USD	Ghana Government International Bond(b)		8.1250	01/18/26	15,446
17,000 USD	Ghana Government International Bond(b)		6.3750	02/11/27	15,281
139,000 USD	Ghana Government International Bond(b)		7.8750	03/26/27	129,404
103,000 USD	Ghana Government International Bond(b)		7.7500	04/07/29	92,048
118,000 USD	Ghana Government International Bond(b)		7.6250	05/16/29	104,404
60,000 USD	Ghana Government International Bond(b)		7.8750	02/11/35	51,206
21,000 USD	Ghana Government International Bond(b)		8.8750	05/07/42	18,446
103,000 USD	Ghana Government International Bond(b)		8.9500	03/26/51	88,649
71,000 USD	Guatemala Government Bond(b)		3.7000	10/07/33	70,645
100,000 EUR	Indonesia Government International Bond(b)		2.1500	07/18/24	121,272
35,000 USD	Indonesia Government International Bond		5.1250	01/15/45	42,660
40,000,000 IDR	Indonesia Treasury Bond		8.3750	03/15/24	3,086
113,000 EUR	Ivory Coast Government International Bond		5.2500	03/22/30	134,846
123,000 EUR	Ivory Coast Government International Bond(b)		5.8750	10/17/31	148,185
189,000 USD	Kenya Government International Bond(b)		8.0000	05/22/32	206,001
175,000 USD	Lebanon Government International Bond(e)		6.6500	02/26/30	26,852

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 29.4% (Continued)
	SOVEREIGN — 14.3% (Continued)
100,000 EUR	Mexico Government International Bond		1.6250	04/08/26	$120,829
193,000 USD	Mexico Government International Bond		4.7500	04/27/32	216,941
200,000 USD	Mozambique International Bond(b),(f)		5.0000	09/15/31	170,500
408,000 USD	Nigeria Government International Bond(b)		7.8750	02/16/32	417,218
41,000 USD	Nigeria Government International Bond(b)		7.3750	09/28/33	40,694
200,000 USD	Nigeria Government International Bond		7.6250	11/28/47	187,416
107,000 USD	Nigeria Government International Bond(b)		8.2500	09/28/51	105,542
199,000 USD	Oman Government International Bond(b)		7.3750	10/28/32	230,306
40,000 USD	Oman Government International Bond(b)		6.7500	01/17/48	40,568
133,000 USD	Pakistan Government International Bond(b)		6.0000	04/08/26	133,998
9,000 USD	Panama Government International Bond		3.1600	01/23/30	9,318
362,000 USD	Panama Government International Bond		2.2520	09/29/32	341,923
50,000 USD	Panama Government International Bond		3.8700	07/23/60	49,981
77,000 USD	Papua New Guinea Government International Bond(b)		8.3750	10/04/28	77,960
25,231 USD	Republic of Angola Via Avenir II BV(a)	US0006M + 7.500%	7.6610	07/01/23	25,173
157,143 USD	Republic of Angola Via Avenir Issuer II Ireland		6.9270	02/19/27	146,536
156,000 USD	Republic of Armenia International Bond(b)		3.6000	02/02/31	146,454
47,000 USD	Republic of Belarus International Bond(b)		7.6250	06/29/27	45,863
6,860,000 ZAR	Republic of South Africa Government Bond		8.5000	01/31/37	376,059
141,000 USD	Republic of Uzbekistan Bond(b)		3.9000	10/19/31	138,215
11,000 EUR	Romanian Government International Bond		2.8750	03/11/29	13,701
27,000 EUR	Romanian Government International Bond(b)		3.3750	02/08/38	31,889
19,000 EUR	Romanian Government International Bond(b)		2.7500	04/14/41	20,276
42,000 USD	Romanian Government International Bond(b)		6.1250	01/22/44	54,845
56,000 EUR	Romanian Government International Bond(b)		4.6250	04/03/49	75,120
200,000 USD	Russian Foreign Bond - Eurobond		4.2500	06/23/27	221,890
121,000 USD	Saudi Government International Bond(b),(d)		2.2500	02/02/33	116,971
217,000 USD	Saudi Government International Bond(b)		5.2500	01/16/50	281,541
111,000 EUR	Senegal Government International Bond(b)		4.7500	03/13/28	131,238
117,000 EUR	Senegal Government International Bond(b)		5.3750	06/08/37	130,186
47,000 USD	Turkey Government International Bond		5.7500	03/22/24	47,937
27,000 USD	Turkey Government International Bond		6.3500	08/10/24	27,838
57,000 USD	Turkey Government International Bond		5.1250	02/17/28	53,637
30,000 USD	Turkey Government International Bond		5.9500	01/15/31	28,125

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 29.4% (Continued)
	SOVEREIGN — 14.3% (Continued)
316,000 USD	Turkey Government International Bond		5.8750	06/26/31	$293,742
71,000 USD	Turkey Government International Bond		6.5000	09/20/33	67,671
35,000 USD	Turkey Government International Bond		5.7500	05/11/47	28,938
37,000 USD	Ukraine Government International Bond(b)		7.7500	09/01/26	39,966
119,000 USD	Ukraine Government International Bond(b)		7.3750	09/25/32	122,715
108,000 USD	Ukraine Government International Bond(b)		7.2530	03/15/33	110,258
14,000 USD	Zambia Government International Bond(b)		5.3750	09/20/22	10,563
87,000 USD	Zambia Government International Bond(b)		8.9700	07/30/27	68,717
					10,508,692
	SUPRANATIONAL — 0.6%
1,155,000 BRL	European Investment Bank		7.2500	11/08/22	197,499
200,000 EUR	European Investment Bank		1.1250	09/15/36	256,791
					454,290
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $21,791,917)				21,434,479

Shares
	SHORT-TERM INVESTMENTS — 0.2%
	MONEY MARKET FUNDS – 0.2%
124,651	Fidelity Government Portfolio, Institutional Class, 0.01% (Cost $124,651)(h)				124,651

	COLLATERAL FOR SECURITIES LOANED – 1.6%
1,183,068	Mount Vernon Prime Portfolio, 0.10% (Cost $1,183,068)(h),(i)				1,183,068

	TOTAL INVESTMENTS - 94.7% (Cost $69,132,871)				$69,053,722
	OTHER ASSETS IN EXCESS OF LIABILITIES- 5.3%				3,867,464
	NET ASSETS - 100.0%				$72,921,186

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Counterparty	Expiration	Notional Amount(j)	Unrealized Depreciation
18	CBOT 10 Year US Treasury Note	Barclays	12/21/2021	$2,352,654	$(29,393)
10	Eurex 30 Year Euro BUXL Future	Barclays	12/08/2021	2,418,423	(3,421)
27	Long Gilt Future	Barclays	12/29/2021	4,623,324	(150,949)

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Counterparty	Expiration	Notional Amount(j)	Unrealized Depreciation
8	TSE Japanese 10 Year Bond Futures	Barclays	12/13/2021	10,616,619	$(48,803)
	TOTAL FUTURES CONTRACTS				(232,566)

Number of Contracts	Open Short Futures Contracts	Counterparty	Expiration	Notional Amount(j)	Unrealized Appreciation
63	CBOT 5 Year US Treasury Note	Barclays	12/31/2021	$7,670,250	$115,172
8	Eurex 10 Year Euro BUND Future	Barclays	12/08/2021	1,556,456	39,211
	TOTAL FUTURES CONTRACTS				$154,383

Forward Foreign Currency Exchange Contracts

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/(Depreciation)
To Buy USD and To Sell:
Euro	11/01/2021	JP Morgan Chase	64,382	$74,506	$(709)
Australian Dollar	11/12/2021	JP Morgan Chase	500,000	375,564	10,094
Euro	11/12/2021	JP Morgan Chase	1,210,000	1,400,545	546
Japanese Yen	11/12/2021	Citigroup	20,340,000	178,394	(787)
Japanese Yen	11/12/2021	JP Morgan Chase	60,799,999	533,253	(12,343)
Australian Dollar	11/18/2021	JP Morgan Chase	470,000	353,038	4,344
Japanese Yen	11/18/2021	JP Morgan Chase	80,999,999	710,449	1,643
British Pound	01/28/2022	Citigroup	90,000	123,395	1,214
Euro	01/28/2022	Barclays	80,000	92,789	215
Euro	01/28/2022	Barclays	160,000	185,578	(1,346)
Euro	01/28/2022	JP Morgan Chase	26,000	30,157	(57)
				$4,057,668	$2,814

To Sell USD and to Buy:
Euro	11/04/2021	JP Morgan Chase	6,519,954	$7,545,514	$23,331
Australian Dollar	11/12/2021	Citigroup	500,000	375,564	(2,188)
Australian Dollar	11/18/2021	Citigroup	470,000	353,038	(1,167)
Australian Dollar	01/28/2022	JP Morgan Chase	859,500	645,725	(22,286)
British Pound	01/28/2022	Barclays	60,000	82,263	(443)
British Pound	01/28/2022	Barclays	1,452,200	1,991,041	(10,827)
Canadian Dollar	01/28/2022	JP Morgan Chase	1,033,600	833,955	(25,603)
Euro	01/28/2022	Barclays	14,438,800	16,747,103	238,899
Euro	01/28/2022	JP Morgan Chase	120,667	139,958	302
Japanese Yen	01/28/2022	Barclays	73,380,900	644,273	26,434
				$29,358,434	$226,452
Total					$229,266

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

Forward Foreign Cross Currency Exchange Contracts

				Local Currency	Local Currency			Unrealized
		Settlement		Amount	Amount Purchased	U.S. Dollar Market	U.S. Dollar Market	Appreciation/
Foreign Currency		Date	Counterparty	Purchased Buy	Sell	Value Buy	Value Sell	(Depreciation)
To Buy:	To Sell:
British Pound	Euro	1/28/2022	JP Morgan Chase	15,475	18,275	21,218	(21,197)	$21
Euro	British Pound	1/28/2022	JP Morgan Chase	979,363	844,300	1,135,932	(1,157,579)	(21,647)
				994,838	862,575	$1,157,150	$1,178,776	$(21,626)

Total								$(21,626)

A/S	- Anonim Sirketi

LLC	- Limited Liability Company

LTD	- Limited Company

NV	- Naamioze Vennootschap

OYJ	- Julkinen osakeyhtiö

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

S.A.B. de C.V.	- Sociedad Anonima de Capital Variable

EUR003M	Euribor 3 Month ACT/360

EUSA5	EUR SWAP ANN (VS 6M) 5Y

EUSA6	EUR SWAP ANN (VS 6M) 6Y

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

US0003M	ICE LIBOR USD 3 Month

US0006M	ICE LIBOR USD 6 Month

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Columbian Peso

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

IDR	Indonesia Rupiah

JPY	Japanese Yen

MXN	Mexican Peso

RUB	Russian Ruble

USD	US Dollars

UYU	Uruguayan Peso

ZAR	South African Rand

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2021

(a)	Variable rate security; the rate shown represents the rate on October 31, 2021.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021 the total market value of 144A securities is 26,185,930 or 35.9% of net assets.

(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(d)	All or a portion of these securities are on loan. Total loaned securities had a value of $1,152,290 at October 31, 2021.

(e)	Represents issuer in default on interest payments; non-income producing security.

(f)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at October 31, 2021.

(g)	Zero coupon bond.

(h)	Rate disclosed is the seven day effective yield as of October 31, 2021.

(i)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 105%.

(j)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

Portfolio Composition * - (Unaudited)
Great Britain	10.6%	Spain	4.0%
Netherlands	10.0%	France	3.9%
Cayman Islands	6.1%	United States	3.3%
Luxembourg	5.9%	Germany	3.1%
Mexico	5.3%	Other Countries**	43.1%
Italy	4.7%	Total	100.0%

*	Based on total value of investments as of October 31, 2021.

**	Includes Collateral for Securities Loaned as of October 31, 2021.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Large Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Rothschild & Co. Asset Management US Inc.)

Asset Class Recap

At the beginning of the fiscal year, large cap value stocks, as measured by the Russell 1000 Value Index, continued to rally off their historic lows, as economically sensitive sectors, such as energy, financials, and industrials led value stocks higher. Large cap value stocks were hit hard at the onset of the COVID pandemic, however, large cap value stocks rebounded sharply in the first two fiscal quarters, with discretionary spending in traditional value sectors on the rise. Continuing their run higher throughout the remainder of the fiscal year, the best performing sectors in large cap value were energy, financial services, and industrials. The rise of inflation over the fiscal year had a positive impact overall on value names. In fact, large cap value stocks were beating large cap growth stocks, as measured by the Russell 1000 Growth Index, until the second half of the fiscal year, when growth outpaced value by 9.7 percent. Over the trailing twelve-month fiscal period ended October 31, 2021, large cap value stocks rose 43.5 percent. Given the global economic uncertainty, many investors believe large cap value stocks may be poised to take advantage of the rising inflationary and rising rate environment with more predictable cash flows and less volatility versus their large cap growth counterparts.

Allocation Review

The Sub-Adviser does not believe in taking large sector overweight and underweight positions in the Fund, but rather seeks to find what it believes are the most favorable opportunities within each sector, driven by a bottom-up security selection process. With that being said, the largest contributor during the fiscal year was the financial services sector, with strong stock selection being the main contributor. However, stock selection in the insurance and banking industries dragged on performance. Low interest rates throughout the fiscal year encouraged borrowing while many of the major banks released capital reserves for the COVID pandemic. This helped to lead the sector higher in addition to the prospect of a steepening yield curve. Following the financial services sector were the consumer discretionary and healthcare sectors, with stock selection also positively contributing to relative performance. The worst performer during the fiscal year was the utilities sector, with stock selection detracting from relative performance.

Holding Insights

The leading contributor to performance for the Sub-Adviser was Bank of America Corp. (BAC) (holding weight*: 3.29 percent), an American multinational investment bank and financial services holding company. BAC benefited from an increase in loan balances, mostly in the form of commercial loans, due to accommodative interest rates and the Paycheck Protection Program loan activity. BAC shares also gained from strong wealth management, investment banking, and trading revenue. Releasing their pandemic reserves, boosting balance sheets, contributed to the 105.8 percent return for the fiscal year. Another top contributor over the fiscal year was ConocoPhillips (COP) (holding weight*: 2.31 percent), an American oil and natural gas producer operating in 17 different countries. The Sub-Adviser’s exposure to COP took advantage of the rise in energy prices seen over the year. Oil prices have gained nearly 63 percent since the start of 2021, with the global crude benchmark Brent rising above $86 a barrel to its highest level in about three years after the pandemic depressed fuel demand in 2020. Alphabet Inc. (GOOGL) (holding weight*: 2.94 percent), a multinational technology company and the parent of Google, saw significant growth in its valuation this fiscal year, increasing by 83.2 percent. Google has been taking advantage of the increased digital advertising demand and an improved foothold of their Google cloud services. Google’s cloud revenue continued to jump throughout the year while narrowing its operating losses as it competes for large contracts from Microsoft and Amazon’s already flourishing cloud services.

All sectors for the Sub-Adviser ended positively for the fiscal year with only a few holdings contributing to negative performance in the Fund. In the consumer discretionary sector, Altice USA (ATUS) (holding weight*: 0.40 percent) fell 52.0 percent during the fiscal year. ATUS, an American media company, suffered from a lack of subscriber growth due to bad weather, tighter government rules and weaker-than-expected sales during the back-to-school season. The Sub-Adviser trimmed the Fund’s position throughout the year. ATUS recently released its earnings report showing revenues beat expectations, however, earnings came in lower than expected. Another detractor was Global Payments Inc. (GPN) (holding weight*: 1.04 percent), a provider of payment processing services to merchants, allowing them to accept credit and debit cards, along with other payment types. GPN fell 26.4 percent for the fiscal year with shareholders concerned over the revenue guidance. GPN has beat earnings for four quarters in a row. In addition, GPN made several announcements last week, including the acquisition of Mineral Tree and a tie-up with Virgin Money. While the acquisition is anticipated to help Global Payments in expanding its reach in the business-to-business cloud payments market. Also, the merger with Virgin Money is expected to enable the company to offer payments solutions in the U.K. Xcel Energy Inc. (XEL) (holding weight*: 1.20 percent) dropped 5.2 percent over the fiscal year. XEL manages utilities in eight states throughout the central U.S. with one-third of its electricity sales coming from renewable energy. The most recent earnings report, showed that XEL missed earnings expectations due to higher electric fuel costs, increased cost of natural gas sold and transported, and elevated maintenance expenses.

Sub-Adviser Outlook

Looking ahead, the Sub-Adviser believes that value stocks still have room to run as the economy continues to re-open. An accommodative fiscal and monetary policy, in addition to declining unemployment rates and increased consumer spending, are expected to provide a positive backdrop for those industries still recovering from the pandemic. Inflation becoming a longer-term factor could continue to support value stocks, especially if the Federal Reserve moves up its interest rate hiking timeline. The Sub-Adviser is particularly interested in the financial services and energy sectors. Traditionally, banks are used as inflationary hedges with the potential for rising rate and the demand for energy commodities continuing to outpace supply. As always, the Sub-Adviser seeks to stay true to its disciplined investment process and identify companies trading at attractive valuations with improving business prospects.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2021.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2021
		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	45.69%	12.84%	11.48%
Class A with load of 5.75%	36.96%	11.25%	10.55%
Class A without load	45.28%	12.57%	11.20%
Class C	44.20%	11.73%	10.37%
Russell 1000 Value Index	43.76%	12.39%	12.85%
Morningstar Large Cap Value Category	43.38%	12.37%	11.77%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 1000 Value Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.24% for Class N, 2.24% for Class C and 1.49% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 93.3%
	AEROSPACE & DEFENSE - 2.0%
9,310	L3Harris Technologies, Inc.	$2,146,328
3,451	Lockheed Martin Corporation	1,146,836
		3,293,164
	ASSET MANAGEMENT - 3.1%
2,622	BlackRock, Inc.	2,473,752
30,834	Charles Schwab Corporation (The)	2,529,313
		5,003,065
	AUTOMOTIVE - 1.2%
37,039	General Motors Company(a)	2,016,033

	BANKING - 9.8%
112,159	Bank of America Corporation	5,358,958
30,602	JPMorgan Chase & Company	5,198,974
38,728	Truist Financial Corporation	2,458,066
53,163	Wells Fargo & Company	2,719,819
		15,735,817
	BIOTECH & PHARMA - 5.4%
14,847	AbbVie, Inc.	1,702,505
36,477	Bristol-Myers Squibb Company	2,130,257
18,764	Johnson & Johnson	3,056,281
20,278	Merck & Company, Inc.	1,785,478
		8,674,521
	CABLE & SATELLITE - 0.4%
39,731	Altice USA, Inc., Class A(a)	647,615

	CHEMICALS - 2.4%
6,177	Air Products and Chemicals, Inc.	1,851,926
62,609	Huntsman Corporation(b)	2,039,802
		3,891,728
	CONSTRUCTION MATERIALS - 1.6%
2,760	Martin Marietta Materials, Inc.(b)	1,084,238
15,256	Owens Corning	1,425,063
		2,509,301

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 93.3% (Continued)
	CONSUMER SERVICES - 1.2%
29,417	Service Corp International	$2,014,770

	CONTAINERS & PACKAGING - 0.5%
17,342	Westrock Company	834,150

	DIVERSIFIED INDUSTRIALS - 3.1%
26,276	Emerson Electric Company	2,549,034
11,138	Honeywell International, Inc.	2,434,990
		4,984,024
	ELECTRIC UTILITIES - 3.7%
47,458	NextEra Energy, Inc.	4,049,591
30,308	Xcel Energy, Inc.	1,957,594
		6,007,185
	ELECTRICAL EQUIPMENT - 1.2%
26,267	Johnson Controls International plc(b)	1,927,210

	ENGINEERING & CONSTRUCTION - 1.7%
22,184	Quanta Services, Inc.	2,690,475

	ENTERTAINMENT CONTENT - 1.9%
18,282	Walt Disney Company (The)(a)	3,090,938

	FOOD - 2.2%
30,126	Mondelez International, Inc., Class A	1,829,854
22,124	Tyson Foods, Inc., Class A	1,769,256
		3,599,110
	HEALTH CARE FACILITIES & SERVICES - 5.6%
15,349	AmerisourceBergen Corporation	1,872,885
29,841	CVS Health Corporation	2,664,204
9,664	UnitedHealth Group, Inc.	4,449,983
		8,987,072
	HOUSEHOLD PRODUCTS - 1.2%
13,456	Procter & Gamble Company (The)	1,924,073

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 93.3% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES - 3.0%
47,191	Bank of New York Mellon Corporation (The)	$2,793,708
15,164	Intercontinental Exchange, Inc.	2,099,607
		4,893,315
	INSURANCE - 5.8%
18,044	Allstate Corporation (The)(b)	2,231,501
5,918	Berkshire Hathaway, Inc., Class B(a)	1,698,525
25,937	Hartford Financial Services Group, Inc. (The)	1,891,585
17,251	Prudential Financial, Inc.	1,898,473
10,593	Travelers Companies, Inc. (The)(b)	1,704,202
		9,424,286
	INTERNET MEDIA & SERVICES - 3.0%
1,619	Alphabet, Inc., Class A(a)	4,793,729

	LEISURE FACILITIES & SERVICES - 0.9%
10,229	Darden Restaurants, Inc.	1,474,408

	MACHINERY - 2.2%
7,159	Caterpillar, Inc.	1,460,508
6,826	Parker-Hannifin Corporation	2,024,523
		3,485,031
	MEDICAL EQUIPMENT & DEVICES - 6.5%
22,079	Abbott Laboratories	2,845,761
22,686	Baxter International, Inc.	1,791,287
6,142	Stryker Corporation	1,634,202
6,851	Thermo Fisher Scientific, Inc.	4,337,162
		10,608,412
	OIL & GAS PRODUCERS - 4.5%
50,570	ConocoPhillips	3,766,960
22,648	EOG Resources, Inc.	2,094,034
18,350	Phillips 66	1,372,213
		7,233,207
	OIL & GAS SERVICES & EQUIPMENT - 1.5%
77,005	Schlumberger N.V.	2,484,181

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 93.3% (Continued)
	RETAIL - CONSUMER STAPLES - 1.9%
11,524	Target Corporation	$2,991,861

	RETAIL - DISCRETIONARY - 2.8%
1,329	AutoZone, Inc.(a)	2,372,053
8,493	Lowe’s Companies, Inc.	1,985,833
		4,357,886
	SEMICONDUCTORS - 3.7%
3,167	Broadcom, Inc.	1,683,799
17,531	Intel Corporation	859,019
22,007	Micron Technology, Inc.	1,520,684
38,635	ON Semiconductor Corporation(a)	1,857,185
		5,920,687
	SOFTWARE - 1.1%
5,223	Microsoft Corporation	1,732,051

	SPECIALTY FINANCE - 1.0%
8,994	American Express Company	1,562,977

	TECHNOLOGY HARDWARE - 1.2%
34,990	Cisco Systems, Inc.	1,958,390

	TECHNOLOGY SERVICES - 1.0%
11,792	Global Payments, Inc.	1,686,138

	TELECOMMUNICATIONS - 1.7%
51,620	Verizon Communications, Inc.	2,735,344

	TRANSPORTATION & LOGISTICS - 3.3%
57,946	CSX Corporation	2,095,906
30,316	Knight-Swift Transportation Holdings, Inc.(b)	1,718,614

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 93.3% (Continued)
	TRANSPORTATION & LOGISTICS - 3.3% (Continued)
34,117	Southwest Airlines Company(a)	$1,613,052
		5,427,572

	TOTAL COMMON STOCKS (Cost $101,476,359)	150,599,726

	REITS — 4.3%
	OTHER REITS - 4.3%
5,462	American Tower Corporation	1,540,120
11,161	Boston Properties, Inc.(b)	1,268,336
25,915	Equity LifeStyle Properties, Inc.	2,190,077
13,140	Prologis, Inc.	1,904,774
	TOTAL REITS (Cost $4,683,944)	6,903,307

	COLLATERAL FOR SECURITIES LOANED — 6.7%
10,849,410	Mount Vernon Prime Portfolio, 0.10% (Cost $10,849,410)(c),(d)	10,849,410

	TOTAL INVESTMENTS - 104.3% (Cost $117,009,713)	$168,352,443
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.3)%	(7,006,120)
	NET ASSETS - 100.0%	$161,346,323

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $10,590,179 at October 31, 2021.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2021.

(d)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Portfolio Composition * - (Unaudited)
Financial	21.7%	Consumer Discretionary	5.9%
Healthcare	16.8%	Energy	5.8%
Industrials	13.0%	Consumer Staples	5.1%
Technology	6.7%	Materials	4.3%
Communications	6.7%	Others	21.2%
Collateral for Securities Loaned	6.4%	Total	100.0%

*	Based on total value of investments as of October 31, 2021

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Small Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Ziegler Capital Management, LLC)

Asset Class Recap

Small cap value stocks, as measured by the Russell 2000 Value Index, have outperformed nearly all asset classes over the fiscal year, rising over 60 percent. Value stocks, in general, continued to surge, as large cap value stocks, as measured by the Russell 1000 Index, rallied as well, rising 43.7 percent over the same time period. There have been a number of tailwinds that have benefitted value stocks as they work their way back from the COVID pandemic lows, including continued accommodative monetary and fiscal policy, increased global dissemination of COVID vaccines, and decreasing unemployment. Also, traditional headwinds, such as rising interest rates, have benefitted some value sectors, such as the financial services sector, whose revenues tend to increase when interest rates rise. In addition, stocks in the energy sector have rallied, as the price per barrel of oil continues to surge past levels not seen in seven years, causing the sector that is highly dependent on oil prices to increase. The rise in the 10-year U.S. Treasury yield has caused some growth stocks to sell-off in recent months, as borrowing rates have risen. Over the fiscal year, small cap value stocks gained 64.3 percent, while small cap growth stocks, as measured by the Russell 2000 Growth Index, added 38.4 percent.

Allocation Review

The Sub-Adviser matches the Fund’s sector allocation to the benchmark index; therefore, any changes to benchmark weights will be quickly reflected within the Fund. With that being said, the Fund is reliant on superior stock selection to generate excess returns. The Sub-Adviser seeks to generate alpha through proprietary sector-specific multi-factor models, combined with qualitative analysis. When looking at the benchmark, as of October 31, 2021, the largest sector by weighting was the financial services sector, at 35.7 percent, or more than one-third of the Fund’s benchmark index. The financial services sector within the benchmark rose 60.4 percent over the fiscal year, as rising interest rates and attractive relative valuations added to performance. The Fund’s stock selection within this sector proved stellar, as the financial services sector within the Fund rose 67.8 percent, or 7.4 percent over the benchmark. The largest sector by weighting within the Fund also provided the strongest contribution to Fund performance over the fiscal year. The consumer discretionary sector, the second largest sector by weighting within the benchmark at 14.5 percent, was the largest detractor over the fiscal quarter, as the Fund’s poor stock selection within this sector weighed on relative performance. Stock selection within the retail industry detracted from performance, as rising input costs, supply chain disruptions, and persistent COVID cases slowed growth and led to many in the retail industry lowering earnings forecasts in the near term.

Holdings Insights

The largest contributor over the fiscal year was Lydall, Inc. (LDL) (holding weight*: not held). LDL is a global manufacturing company that produces advanced filtration products and specialty materials that go into batteries. Clearlake Capital Group, a private equity firm, saw significant value in LDL and paid a nearly 85 percent premium to acquire the company, causing LDL’s stock to skyrocket to a near three-year high. The Sub-Adviser fully exited the Fund’s position in LDL on June 25, 2021, realizing a gain over the fiscal period of 205.0 percent. The next largest contributor over the fiscal year was Alcoa Corp. (AA) (holding weight*: not held). AA is an American industrial corporation and is one of the world’s largest producers of aluminum. AA has seen its stock surge in recent months as the price of aluminum has soared to nearly $3,000 per ton, an all-time high. AA reported record earnings over the fiscal year, driven by double-digit revenue growth. The Sub-Adviser fully exited their position in AA on August 17, 2021, realizing a gain over the fiscal period of 222.1 percent. Within the largest sector by weighting in the benchmark, financial services, The Bancorp, Inc. (TBBK) (holding weight*: 1.20 percent), a payment services provider and specialized lender within the U.S., contributed to the Fund’s relative performance. TBBK recently announced earnings that exceeded expectations, the fourth consecutive quarter TBBK surpassed estimates, as net interest income, the largest segment of TBBK by revenue, continued to rise, reaching record levels, leading TBBK management to their sales forecast for 2022. Over the fiscal year, TBBK gained 123.8 percent.

The largest detractors over the fiscal year came from stocks not held by the Fund. Gamestop Corp. (GME) and AMC Entertainment Holdings (AMC) skyrocketed over the fiscal year, both returning more than 1,300 percent. The Sub-Adviser believes their rally was fueled by speculation rather than fundamentals, hence it not appearing attractive within the Sub-Adviser’s factor models, which determine stock selection within the Fund. Another detractor over the fiscal year was Big Lots Inc (BIG) (holding weight*: 0.63 percent). BIG is an American community retailer operating more than 1,400 stores in 47 states. In the most recent earnings period, BIG’s stock price fell after it announced revenues and earnings both missed expectations, citing supply chain disruptions and rising input costs eating into profits. Over the fiscal year, BIG dropped 5.0 percent. Within the energy sector, Archrock Inc. (AROC) (holding weight*: 0.76 percent), an energy infrastructure company with a focus on midstream natural gas compression, detracted from relative performance. While AROC increased 47.7 percent over the fiscal year, the Fund’s relative overweight to the stock, coupled with the stock’s return being below the sector’s return in the benchmark of 150.8 percent, made AROC the third-largest detractor over the period. Like other stocks in the energy sector, AROC benefitted from rising oil prices, however, it lagged sector peers in terms of growth.

Sub-Adviser Outlook

The Sub-Adviser believes the following themes may be worth monitoring moving forward. The supply chain has slowed down significantly over the last two years, with many wondering when operations will begin to normalize, as some factories still remain closed and individuals continue to miss time due to lingering COVID cases. This has led to rising costs and historic inflation reports. Monitoring monetary and fiscal policy developments could provide insights as to how to position the portfolio in the future. As always, the Sub-Adviser will select stocks that can be identified through a systematic, risk-controlled, repeatable approach, avoiding sector rotation and market timing.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2021.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2021
		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	58.16%	11.42%	10.62%
Class A with load of 5.75%	48.65%	9.83%	9.71%
Class A without load	57.80%	11.14%	10.36%
Class C	56.55%	10.29%	9.51%
Russell 2000 Value Index	64.30%	12.61%	12.12%
Morningstar Small Cap Value Category	63.35%	11.68%	11.18%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.26% for Class N, 2.26% for Class C and 1.51% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 86.4%
	AEROSPACE & DEFENSE - 0.7%
7,257	Barnes Group, Inc.	$304,358
7,620	Kaman Corporation	272,720
		577,078
	ASSET MANAGEMENT - 1.0%
12,000	B Riley Financial, Inc.	859,920

	AUTOMOTIVE - 0.8%
67,339	Modine Manufacturing Company(a)	740,729

	BANKING - 17.3%
34,962	Bancorp, Inc. (The)(a)	1,068,089
17,243	Banner Corporation	995,956
10,600	BOK Financial Corporation(b)	1,072,402
27,017	Central Pacific Financial Corporation	742,697
23,900	Customers Bancorp, Inc.(a)	1,273,630
14,756	First Financial Corporation	632,295
20,000	Hancock Whitney Corporation	989,600
19,831	Heartland Financial USA, Inc.	993,930
35,915	Independent Bank Corporation	809,165
24,544	TriCompany Bancshares	1,075,764
31,780	Trustmark Corporation(b)	1,010,922
12,985	UMB Financial Corporation	1,283,177
48,544	Umpqua Holdings Corporation	992,725
34,956	United Community Banks, Inc.	1,217,867
20,600	WSFS Financial Corporation(b)	1,067,286
		15,225,505
	BIOTECH & PHARMA - 5.4%
26,600	Amphastar Pharmaceuticals, Inc.(a)	496,888
18,778	AnaptysBio, Inc.(a)	617,795
9,738	Anika Therapeutics, Inc.(a),(b)	405,588
4,300	Blueprint Medicines Corporation(a)	483,707
28,542	Coherus Biosciences, Inc.(a),(b)	477,508
8,500	Eagle Pharmaceuticals, Inc.(a),(b)	445,145
36,756	Jounce Therapeutics, Inc.(a)	322,718

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 86.4% (Continued)
	BIOTECH & PHARMA - 5.4% (Continued)
10,100	Sage Therapeutics, Inc.(a)	$407,636
20,562	Supernus Pharmaceuticals, Inc.(a),(b)	613,776
30,851	Vanda Pharmaceuticals, Inc.(a),(b)	528,169
		4,798,930
	CHEMICALS - 2.3%
20,812	Cabot Corporation	1,110,321
13,177	Minerals Technologies, Inc.(b)	934,776
		2,045,097
	CONSTRUCTION MATERIALS - 1.0%
24,805	Summit Materials, Inc., Class A(a)	884,298

	CONSUMER SERVICES - 1.0%
1,443	Graham Holdings Company, Class B	845,382

	CONTAINERS & PACKAGING - 1.0%
13,854	Greif, Inc., Class A	896,077

	ELECTRIC UTILITIES - 2.7%
24,200	Avista Corporation	963,402
17,694	NorthWestern Corporation	1,006,081
10,837	Unitil Corporation	452,445
		2,421,928
	ENGINEERING & CONSTRUCTION - 1.3%
41,719	Primoris Services Corporation	1,124,327

	FOOD - 1.2%
19,905	Phibro Animal Health Corporation, Class A	436,716
12,130	Seneca Foods Corporation, Class A(a)	626,272
		1,062,988
	GAS & WATER UTILITIES - 1.8%
5,641	SJW Group	371,855
17,247	Southwest Gas Holdings, Inc.(b)	1,194,354
		1,566,209

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 86.4% (Continued)
	HEALTH CARE FACILITIES & SERVICES - 2.5%
16,087	National HealthCare Corporation	$1,125,125
29,919	Owens & Minor, Inc.(b)	1,073,494
		2,198,619
	HOME CONSTRUCTION - 2.7%
7,662	American Woodmark Corporation(a)	526,686
14,913	M/I Homes, Inc.(a)	853,918
8,827	Meritage Homes Corporation(a),(b)	959,583
		2,340,187
	HOUSEHOLD PRODUCTS - 1.2%
13,541	Clearwater Paper Corporation(a)	566,420
13,293	Nu Skin Enterprises, Inc., Class A(b)	533,714
		1,100,134
	INDUSTRIAL INTERMEDIATE PROD - 3.3%
14,281	AZZ, Inc.	758,750
26,052	Mueller Industries, Inc.	1,371,377
3,404	Valmont Industries, Inc.	813,420
		2,943,547
	INSTITUTIONAL FINANCIAL SERVICES - 1.5%
8,142	Piper Sandler Cos	1,340,906

	INSURANCE - 2.2%
17,596	American Equity Investment Life Holding Company	560,785
17,118	Mercury General Corporation	932,760
2,033	National Western Life Group, Inc., Class A	437,115
		1,930,660
	LEISURE FACILITIES & SERVICES - 1.2%
19,006	Travel + Leisure Company	1,032,786

	MACHINERY - 1.9%
7,884	Altra Industrial Motion Corporation	411,151
4,936	Curtiss-Wright Corporation	630,228
14,680	Hillenbrand, Inc.	667,353
		1,708,732

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 86.4% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 1.2%
7,800	Quidel Corporation(a)	$1,035,606

	OIL & GAS PRODUCERS - 5.2%
74,567	Antero Midstream Corporation(b)	793,393
28,300	HollyFrontier Corporation	956,540
16,983	Laredo Petroleum, Inc.(a),(b)	1,280,518
37,250	Matador Resources Company(b)	1,558,912
		4,589,363
	OIL & GAS SERVICES & EQUIPMENT - 1.7%
82,347	Archrock, Inc.(b)	674,422
63,001	Liberty Oilfield Services, Inc., Class A(a),(b)	813,973
		1,488,395
	RETAIL - CONSUMER STAPLES - 1.8%
12,602	Big Lots, Inc.(b)	557,639
14,376	Ingles Markets, Inc., Class A(b)	994,675
		1,552,314
	RETAIL - DISCRETIONARY - 4.8%
33,534	Abercrombie & Fitch Company, Class A(a),(b)	1,325,935
40,000	Conn’s, Inc.(a),(b)	890,800
21,590	Foot Locker, Inc.	1,029,195
20,931	Sonic Automotive, Inc., Class A(b)	1,034,619
		4,280,549
	SEMICONDUCTORS - 3.1%
48,261	Amkor Technology, Inc.(b)	1,057,881
18,400	Cohu, Inc.(a)	589,536
46,747	Rambus, Inc.(a),(b)	1,087,802
		2,735,219
	SOFTWARE - 2.5%
29,300	Donnelley Financial Solutions, Inc.(a)	1,122,776
66,500	NextGen Healthcare, Inc.(a)	1,094,590
		2,217,366

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 86.4% (Continued)
	SPECIALTY FINANCE - 3.0%
36,494	Mr. Cooper Group, Inc.(a)	$1,599,897
15,269	Stewart Information Services Corporation	1,086,695
		2,686,592
	TECHNOLOGY HARDWARE - 1.3%
56,102	Knowles Corporation(a)	1,169,166

	TELECOMMUNICATIONS - 1.1%
39,700	EchoStar Corporation, Class A(a),(b)	931,362

	TRANSPORTATION & LOGISTICS - 3.7%
57,852	Heartland Express, Inc.	944,723
13,772	Matson, Inc.(b)	1,146,932
13,500	Ryder System, Inc.(b)	1,146,825
		3,238,480
	WHOLESALE - DISCRETIONARY - 3.0%
7,532	ePlus, Inc.(a)	832,813
34,644	G-III Apparel Group Ltd.(a),(b)	992,897
57,000	KAR Auction Services, Inc.(a)	836,190
		2,661,900

	TOTAL COMMON STOCKS (Cost $61,314,033)	76,230,351

	REITS — 13.3%
	OTHER REITS - 11.0%
52,544	Apple Hospitality REIT, Inc.	825,466
63,671	Armada Hoffler Properties, Inc.	872,929
68,722	Brandywine Realty Trust(b)	910,567
57,063	Chatham Lodging Trust(a)	724,129
34,990	Global Net Lease, Inc.	560,540
20,300	Highwoods Properties, Inc.	910,252
17,700	PotlatchDeltic Corporation	925,179
6,200	PS Business Parks, Inc.	1,101,740
58,941	Sabra Health Care REIT, Inc.	834,015
63,000	SITE Centers Corporation	1,001,070

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	REITS — 13.3% (Continued)
	OTHER REITS - 11.0% (Continued)
44,870	UMH Properties, Inc.	$1,074,188
		9,740,075
	SPECIALTY FINANCE - 2.3%
66,400	Chimera Investment Corporation(b)	1,036,504
54,736	Dynex Capital, Inc.(b)	957,880
		1,994,384

	TOTAL REITS (Cost $10,426,964)	11,734,459

	COLLATERAL FOR SECURITIES LOANED — 27.6%
24,338,245	Mount Vernon Prime Portfolio, 0.10% (Cost $24,338,245)(c),(d)	24,338,245

	TOTAL INVESTMENTS - 127.3% (Cost $96,079,242)	$112,303,055
	LIABILITIES IN EXCESS OF OTHER ASSETS - (27.3)%	(24,062,581)
	NET ASSETS - 100.0%	$88,240,474

LTD	- Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $23,565,870 at October 31, 2021.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2021.

(d)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Collateral for Securities Loaned	21.7%	Technology	5.5%
Financials	21.4%	Energy	5.4%
Consumer Discretionary	10.6%	Utilities	3.6%
Real Estate	8.7%	Materials	3.4%
Industrials	8.5%	Others	4.0%
Healthcare	7.2%	Total	100.0%

*	Based on total value of investments as of October 31, 2021

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Focused Large Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (The Ithaka Group, LLC)

Asset Class Recap

When looking at the trailing one-year period ending October 31, 2021, large cap growth stocks, as measured by the Russell 1000 Growth Index, and large cap value stocks, as measured by the Russell 1000 Value Index, finished nearly in-line, with large cap value stocks narrowly beating their large cap growth counterparts. Value stocks have proven resilient over the fiscal year, as economically sensitive sectors severely affected by the COVID pandemic, such as financials, energy, and retail, outpaced broader equity markets and continued to rebound from historic lows reached in March of 2020. While accommodative monetary and fiscal policy played an instrumental role in keeping these sectors afloat, the effective dissemination and acceptance of COVID vaccinations across the world eased travel restrictions, increased consumer spending, and allowed individuals to work on-site again. However, rising costs, persistent COVID cases, and supply chain disruptions slowed the growth rate toward the latter half of the fiscal year, with traditional value sectors, such as the ones mentioned before, lagging the broader market. Growth stocks continued to rise, albeit at a much slower pace than previous quarters, as stocks that benefitted from the stay-at-home trend, such as stocks in the information technology sector, led equities higher. While growth stocks rallied in recent months, value stocks maintained their marginal lead over the fiscal year. Over the most recent fiscal year ending October 31, 2021, large cap growth stocks increased 43.2 percent, while large cap value stocks increased 43.7 percent.

Allocation Review

The sector that contributed the most to performance over the fiscal year was health care. The Sub-Adviser’s relative overweight to the sector detracted marginally from performance, however, not enough to offset the superior stock selection. The Sub-Adviser’s stellar stock selection within the medical supplies, medical equipment, and health services industries contributed the most to relative performance. Additionally, the Sub-Adviser’s relative underweight to the producer durables sector and lack of exposure to the consumer staples sector added to relative performance. The sector that detracted the most from performance was the information technology sector. The largest sector by market capitalization within the Russell 1000 Growth Index continued to outperform the broader market over the fiscal year, rising 52.6 percent. The Sub-Adviser’s relative underweight to the sector detracted from performance, albeit marginally, as poor stock selection weighed the most on performance. When looking at the top 10 detractors from performance over the fiscal year, half come from within the information technology sector. It is worth noting that while the Sub-Adviser’ stock selection within the sector detracted from relative performance this period, when looking at longer-dated trailing periods, such as the 3-year and 5-year, the Sub-Adviser’s stock selection within the sector has provided strong relative returns. Another sector that detracted from performance over the fiscal year was the financial services sector. The Sub-Adviser’s more than 10 percent overweight to the sector, coupled with poor stock selection, detracted from relative performance.

Holdings Insights

The largest contributor over the fiscal year was Nvidia Corp. (NVDA) (holding weight*: 6.94 percent). NVDA, a provider of graphics processing units for the gaming and professional markets, rose 104.2 percent over the fiscal year. NVDA, also the largest contributor over the most recent fiscal quarter, continued to report impressive earnings, with all segments of the business reporting double-digit growth year-over-year in the latest earnings report. NVDA’s gaming segment, its largest segment by revenue, reported stellar growth, rising 85 percent. The next largest contributor was DexCom Inc. (DXCM) (holding weight*: 3.34 percent), a manufacturer of continuous glucose monitoring (CGM) systems for diabetes management. DXCM’s CGM system provides users with a continuous stream of data, including glucose trends and time spent in hyper or hypoglycemia, a capability not offered by many competitors in the CGM industry. DXCM recently reported earnings that exceeded expectations, with strong growth coming from international markets. Over the fiscal year, DXCM rose 95.0 percent. Despite the financial services sector detracting from relative performance, Square Inc. (SQ) (holding weight*: 3.9 percent), a digital platform that enables small businesses to accept credit card payments, track sales and inventory, and obtain financing, contributed meaningfully to relative performance. SQ’s Cash App, a platform where people can store, send, receive, spend, and invest money, was the real driver of growth over the fiscal period, as the Cash App user base grew to 36 million by the end of the fiscal period. Additionally, the Cash App allows users to invest in Bitcoin, the largest cryptocurrency by market capitalization, which saw an increase in market price and consumer demand. Over the fiscal year, SQ increased 64.3 percent.

The largest detractor over the most recent fiscal quarter was Twilio, Inc. (TWLO) (holding weight*: 2.00 percent). TWLO offers a platform that enables enterprises to communicate di gitally, whether it be via voice, text, or instant message. Recently, TWLO reported earnings that exceeded expectations, however, management forecasted growth would slow in the coming months, leading investors to question its high valuation. Over the fiscal year, TWLO dropped 30.0 percent. Another detractor over the fiscal quarter was Veeva Systems (VEEV) (holding weight*: 3.94 percent), a provider of cloud-based software solutions for the life sciences industry. VEEV announced that some of its largest customers began reducing their user base on VEEV’s customer relationship management (CRM) platform. The reduction of users on VEEV’s flagship CRM platform is expected to dampen sales forecasts in the near term. Despite the stock’s 17.4 percent rise over the fiscal year, the Sub-Adviser’s significant overweight to VEEV, coupled with the health care sector’s 37.8 percent growth over the same time period, contributed to the relative underperformance.

Sub-Adviser Outlook

The Sub-Adviser seeks to hold what it believes to be the strongest growth stocks, primarily focusing on free-cash-flow and fundamental factors that traditionally support long-term growth. Therefore, the Fund holds an array of stocks ranging from cloud-based technologies to brick-and-mortar retailers. The Sub-Adviser is optimistic that remaining concentrated in the Fund’s number of holdings may prove to be more impactful to the Fund’s outperformance relative to its benchmark index over the long term than the impact of sector weightings.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2021.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2021

			Annualized
		Annualized	Since Inception
	One Year	Five Years	(12/8/11)
Class N	33.47%	26.19%	18.10%
Class A with load of 5.75%	25.48%	24.38%	17.10%
Class A without load	33.13%	25.86%	17.80%
Class C	32.16%	24.93%	16.94%
Russell 1000 Growth Index	43.21%	25.49%	19.80%
Morningstar Large Cap Growth Category	39.60%	22.33%	17.35%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.30% for Class N, 2.30% for Class C and 1.55% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM FOCUSED LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 98.2%
	E-COMMERCE DISCRETIONARY - 8.8%
4,085	Amazon.com, Inc. (a)	$13,776,376
3,129	MercadoLibre, Inc. (a)	4,634,112
		18,410,488
	INTERNET MEDIA & SERVICES - 7.9%
29,991	Meta Platforms, Inc. ,Class A (a)	9,704,188
9,829	Netflix, Inc.(a)	6,785,057
		16,489,245
	LEISURE FACILITIES & SERVICES - 2.5%
2,931	Chipotle Mexican Grill, Inc.(a)	5,214,337

	MEDICAL EQUIPMENT & DEVICES - 13.7%
8,830	Align Technology, Inc. (a)	5,513,187
11,159	DexCom, Inc.(a)	6,954,401
41,128	Edwards Lifesciences Corporation (a)	4,927,957
14,000	Insulet Corporation(a)	4,340,280
18,618	Intuitive Surgical, Inc. (a)	6,723,518
		28,459,343
	RETAIL - DISCRETIONARY - 6.6%
14,619	Burlington Stores, Inc.(a)	4,039,084
11,658	Lululemon Athletica, Inc. (a)	5,432,744
19,247	Tractor Supply Company	4,179,871
		13,651,699
	SEMICONDUCTORS - 11.0%
26,466	Advanced Micro Devices, Inc. (a)	3,182,007
3,866	ASML Holding N.V. - ADR(b)	3,142,594
56,580	NVIDIA Corporation	14,465,809
16,500	QUALCOMM, Inc.	2,195,160
		22,985,570
	SOFTWARE - 27.2%
11,700	Adobe, Inc. (a)	7,609,212
37,138	Microsoft Corporation	12,315,704
29,367	salesforce.com, Inc. (a)	8,800,996
19,866	ServiceNow, Inc. (a)	13,861,699
14,269	Twilio, Inc., Class A (a)	4,157,416

See accompanying notes which are an integral part of these financial statements.

DUNHAM FOCUSED LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 98.2% (Continued)
	SOFTWARE - 27.2% (Continued)
11,519	Unity Software, Inc.(a),(b)	$1,742,940
25,881	Veeva Systems, Inc.,Class A (a)	8,204,536
		56,692,503
	TECHNOLOGY HARDWARE - 3.0%
41,614	Apple, Inc.	6,233,777

	TECHNOLOGY SERVICES - 17.5%
28,097	Mastercard, Inc. ,Class A	9,427,105
41,488	PayPal Holdings, Inc.(a)	9,649,694
31,905	Square, Inc., Class A(a),(b)	8,119,823
43,108	Visa, Inc., ClassA (b)	9,128,981
		36,325,603

	TOTAL COMMON STOCKS (Cost $81,634,134)	204,462,565

	COLLATERAL FOR SECURITIES LOANED — 10.8%
22,432,993	Mount Vernon Liquid Assets Portfolio, LLC, 0.10% (Cost $22,432,993)(c)(d)	22,432,993

	TOTAL INVESTMENTS - 109.0% (Cost $104,067,127)	$226,895,558
	LIABILITIES IN EXCESS OF OTHER ASSETS - (9.0)%	(18,776,733)
	NET ASSETS - 100.0%	$208,118,825

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

NV	- Naamioze Vennootschap

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $21,878,018 at October 31, 2021.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2021.

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

DUNHAM FOCUSED LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Portfolio Composition * - (Unaudited)
Technology	53.9%	Collateral for Securities Loaned	9.9%
Consumer Discretionary	16.4%	Communications	7.3%
Health Care	12.5%	Total	100.0%

*	Based on total value of investments as of October 31, 2021.

Percentage may diff er from Schedule of Investments which is based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Small Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (Pier Capital, LLC)

Asset Class Recap

Small cap growth stocks, as measured by the Russell 2000 Growth Index, rose nearly 40 percent over the fiscal year ending October 31, 2021. Despite small cap growth stocks’ impressive rally, growth stocks continue to lag their value peers by a wide margin. Small cap value stocks, as measured by the Russell 2000 Value Index, gained 64.3 percent over the same time period and outpaced small cap growth stocks by roughly 25 percent. In recent months, value stocks have rallied, as traditional value sectors such as financial services and energy have outperformed the broader market. Stocks in the financial services sector have risen in tandem with interest rates, as these stocks tend to benefit in a rising rate environment. In the energy sector, stocks have surged, as rising oil prices boosted sales. While small cap stocks continue to outpace large cap stocks over the fiscal year, their lead over large cap stocks has diminished in recent months. When looking at the trailing six-month period, large cap stocks, as measured by the Russell 1000 Index, rose 10.4 percent, while small cap stocks, as measured by the Russell 2000 Index, added 1.9 percent. Volatility related to supply chain disruptions, rising costs, and persistent COVID cases have led many investors to large cap stocks, as they have historically exhibited lower volatility in times of distress than their small cap peers. Still, when looking at the trailing one-year performance, small cap stocks are up 50.8 percent, compared to large cap stocks up 43.5 percent. Over the fiscal year ended October 31, 2021, small cap growth stocks increased 38.4 percent.

Allocation Review

The sector allocation within the Fund is predominantly a result of the Sub-Adviser’s bottom-up stock selection. The sector that contributed the most to Fund performance over the fiscal year was the health care sector. The health care sector, which is the largest sector by weighting in the benchmark index at 29.5 percent, gained 15.8 percent over the fiscal year, while the Fund’s investments within the health care sector added 36.6 percent. The Fund’s relative underweight to the sector, coupled with superior stock selection contributed meaningfully to performance. Stellar stock selection within the biotechnology and medical devices industries added to the sector’s relative outperformance. Additionally, the financial services sector contributed meaningfully to relative performance, as superior stock selection resulted in a 116.2 percent gain over the fiscal year, outpacing the benchmark’s 50.2 percent. The sector that detracted the most from performance over the fiscal year was the producer durables sector. The Fund’s relative underweight, in addition to poor stock selection, detracted from performance. Also, the Fund’s relative underweight to the materials & processing sector hurt relative performance.

Holdings Insights

The largest contributor to performance over the fiscal year was Montrose Environmental Group (MEG) (holding weight*: 1.18 percent). MEG operates in the environmental services industry, providing government and commercial organizations with environmental advisory, audit, and compliance services. MEG continues to benefit from the increased awareness in sustainability, with top-line growth surging over the fiscal year. MEG recently reported an 84 percent increase in earnings year-over-year, with all segments of the business reporting growth. Over the fiscal year, MEG gained 150.3 percent. The second-largest contributor to performance over the fiscal year was Avid Bioservices, Inc. (CDMO) (holding weight*: 0.95 percent). CDMO is a biologics contract development and manufacturing organization (CDMO) providing development and manufacturing services to the biotechnology and pharmaceutical industries. Over the fiscal year, CDMO has more than quadrupled in price, as the company’s backlog of manufacturing contracts, coupled with strategic acquisitions, propelled the stock higher. Over the fiscal year, CDMO rose 323.2 percent. Another contributor over the fiscal year was Kornit Digital Ltd. (KRNT) (holding weight*: 1.35 percent). KRNT, a developer of digital printing solutions for the printed textile industry, rose 148.5 percent over the fiscal year. In a recent earnings report, the company announced revenue surged 118 percent year-over-year, with growth across all geographic regions. KRNT also announced a strategic acquisition that would help expand the company’s footprint in new, lucrative markets.

The largest detractor from relative performance over the fiscal year came from a stock not held by the Fund, but held in the benchmark index, Asana Inc. (ASAN). ASAN is a web and mobile application designed to organize, track and manage workflows for enterprises. Over the last fiscal year, ASAN has surged 116.5 percent, as the demand for its application skyrocketed as more individuals worked remotely. While ASAN has reported stellar results over the fiscal year, a majority of the stock’s outperformance can be attributed to increased buying from retail traders during the ‘meme’ stock craze. The next largest detractor was Bandwidth Inc. (BAND) (holding weight*: 1.09 percent), a cloud communications platform enabling voice, messaging, and emergency services into software and applications. BAND has pulled back in recent months, selling off with other cloud communications platforms, as valuations appear lofty, leading to investors allocating elsewhere. Over the fiscal year, BAND lost 46.8 percent. Also within the technology sector, Coupa Software Inc. (COUP) (holding weight*: 0.90 percent), detracted from relative performance. COUP is a business spend management platform, allowing enterprises the ability to track transactions across procurement, payments, and supply chain. COUP’s price plunged, following a bearish forecast from management, citing slowing sales growth. Over the fiscal year, COUP lost 14.9 percent.

Sub-Adviser Outlook

The Sub-Adviser believes volatility may persist in the near term, as uncertainty surrounding the supply chain, rising input costs, and historically high inflation keep investors on edge. Additionally, developments out of the White House in regards to various economic initiatives and fiscal policy, coupled with the Federal Reserve’s handling of the numerous challenges that remain in today’s economic environment, could be worth monitoring. As always, the Sub-Adviser will continue to seek those companies and industries with what it believes are the most attractive growth prospects, while remaining vigilant on valuations.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2021.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2021

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	49.33%	26.18%	17.73%
Class A with load of 5.75%	40.38%	24.36%	16.74%
Class A without load	48.93%	25.85%	17.43%
Class C	47.78%	24.91%	16.56%
Russell 2000 Growth Index	38.45%	17.90%	14.57%
Morningstar Small Cap Growth Category	44.45%	20.17%	14.94%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.78% for Class N, 2.78% for Class C and 2.03% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 98.6%
	ADVERTISING & MARKETING - 1.6%
9,352	Cardlytics, Inc. (a)	$735,628
25,931	Magnite, Inc. (a)	700,915
		1,436,543
	AEROSPACE & DEFENSE - 1.0%
15,114	Hexcel Corporation (a)	857,568

	APPAREL & TEXTILE PRODUCTS - 1.1%
6,159	Crocs, Inc.(a)	994,371

	BANKING - 3.3%
18,282	Glacier Bancorp, Inc.	1,010,812
31,312	Seacoast Banking Corp of Florida	1,140,695
4,964	Silvergate Capital Corporation(a)	777,462
		2,928,969
	BIOTECH & PHARMA - 10.7%
23,375	Alector, Inc.(a)	508,173
34,088	Allogene Therapeutics, Inc.(a)	587,677
7,972	ALX Oncology Holdings, Inc. (a)	446,751
21,514	Anavex Life Sciences Corporation(a)	403,172
16,829	Apellis Pharmaceuticals, Inc. (a)	517,323
27,555	Avid Bioservices, Inc. (a)	845,387
6,594	Biohaven Pharmaceutical Holding Company Ltd. (a)	938,459
8,253	CRISPR Therapeutics A.G. (a)	753,746
10,306	Immunocore Holdings plc - ADR(a)	396,987
33,240	IVERIC bio, Inc.(a)	588,348
78,747	MaxCyte, Inc. (a)	885,116
4,721	Mirati Therapeutics, Inc. (a)	892,363
21,870	Myovant Sciences Ltd.(a)	478,516
29,146	Seer, Inc. (a),(b)	1,076,071
		9,318,089
	CHEMICALS - 1.4%
34,980	Codexis, Inc. (a)	1,216,255

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 98.6% (Continued)
	COMMERCIAL SUPPORT SERVICES - 0.9%
4,497	Avalara, Inc.(a)	$807,841

	E-COMMERCE DISCRETIONARY - 0.9%
32,764	Poshmark, Inc. (a)	797,148

	ELECTRICAL EQUIPMENT - 2.2%
16,036	Bloom Energy Corporation, Class A (a)	501,285
12,229	Itron, Inc. (a)	951,050
17,316	nLight, Inc.(a)	486,926
		1,939,261
	ENGINEERING & CONSTRUCTION - 4.5%
7,586	Exponent, Inc.	870,873
3,483	Installed Building Products, Inc.	442,515
36,325	Latham Group, Inc. (a)	559,405
15,298	Montrose Environmental Group, Inc. (a)	1,048,678
29,356	WillScot Mobile Mini Holdings Corporation (a)	1,020,121
		3,941,592
	HEALTHCARE FACILITIES & SERVICES - 4.2%
12,135	HealthEquity, Inc.(a)	803,095
4,916	LHC Group, Inc.(a)	661,644
22,328	Personalis, Inc.(a)	438,075
9,382	Progyny, Inc.(a)	576,336
24,122	RadNet, Inc.(a)	749,953
19,270	Vapotherm, Inc. (a)	440,705
		3,669,808
	HOME CONSTRUCTION - 2.4%
17,875	AZEK Company, Inc.(The) (a)	655,834
2,769	LGI Homes, Inc.(a)	413,412
15,665	Skyline Champion Corporation(a)	991,907
		2,061,153
	HOUSEHOLD PRODUCTS - 2.3%
27,944	elf Beauty, Inc.(a)	902,871
12,224	Inter Parfums, Inc.	1,129,253
		2,032,124

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 98.6% (Continued)
	INDUSTRIAL INTERMEDIATE PROD - 0.9%
4,453	Chart Industries, Inc. (a)	$790,497

	INDUSTRIAL SUPPORT SERVICES - 0.8%
2,951	SiteOne Landscape Supply, Inc. (a)	693,367

	INSTITUTIONAL FINANCIAL SERVICES - 1.8%
8,393	Houlihan Lokey, Inc.	940,687
8,094	Moelis & Company, Class A	588,758
		1,529,445
	INTERNET MEDIA & SERVICES - 4.5%
42,864	Eventbrite, Inc. ,Class A(a)	867,567
13,621	Pinterest, Inc.,Class A (a)	608,041
6,574	TechTarget, Inc.(a)	619,994
19,710	Upwork, Inc.(a)	928,736
4,822	Wix.comLtd. (a)	896,699
		3,921,037
	LEISURE FACILITIES & SERVICES - 3.8%
63,990	Lindblad Expeditions Holdings, Inc. (a)	956,650
6,545	Papa John’s International, Inc.	812,104
9,831	Shake Shack, Inc., Class A (a)	680,010
5,227	Wingstop, Inc.	901,501
		3,350,265
	LEISURE PRODUCTS - 1.0%
5,163	Fox Factory Holding Corporation (a)	830,985

	MACHINERY - 1.2%
6,575	MSA Safety, Inc.	1,006,172

	MEDICAL EQUIPMENT & DEVICES - 5.5%
15,010	Adaptive Biotechnologies Corporation(a)	501,484
30,772	Alphatec Holdings, Inc. (a)	360,956
10,900	BioLife Solutions, Inc. (a)	579,335
130,732	Cerus Corporation(a)	862,831
7,580	Inari Medical, Inc. (a)	686,142

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 98.6% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 5.5% (Continued)
3,647	Insulet Corporation (a)	$1,130,642
2,291	Repligen Corporation (a)	665,536
		4,786,926
	RENEWABLE ENERGY - 1.8%
12,095	Fluence Energy, Inc. (a)	430,219
3,118	SolarEdge Technologies, Inc. (a)	1,105,892
		1,536,111
	RETAIL - CONSUMER STAPLES - 0.8%
10,155	Ollie’s Bargain Outlet Holdings, Inc. (a)	687,087

	RETAIL - DISCRETIONARY - 2.5%
34,705	American Eagle Outfitters, Inc.	823,897
6,063	Freshpet, Inc. (a)	945,282
21,782	Vroom, Inc.(a)	416,690
		2,185,869
	SEMICONDUCTORS - 10.8%
17,774	Allegro MicroSystems, Inc. (a)	592,941
19,866	Axcelis Technologies, Inc. (a)	1,091,239
10,498	Brooks Automation, Inc.	1,222,492
25,879	FormFactor, Inc. (a)	1,029,467
13,915	Lattice Semiconductor Corporation(a)	966,258
11,149	Power Integrations, Inc.	1,150,688
12,183	Semtech Corporation (a)	1,035,920
5,687	Silicon Laboratories, Inc. (a)	1,073,478
10,331	Wolfspeed, Inc. (a)	1,240,857
		9,403,340
	SOFTWARE - 13.0%
11,352	Bandwidth, Inc., Class A (a)	968,099
7,666	Blackline, Inc.(a)	972,585
36,038	Blend Labs, Inc. (a),(b)	522,551
3,514	Coupa Software, Inc. (a)	800,138
17,462	DoubleVerify Holdings, Inc. (a),(b)	690,273
3,584	Elastic N.V. (a)	621,860
4,234	Everbridge, Inc. (a)	674,519

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 98.6% (Continued)
	SOFTWARE - 13.0% (Continued)
23,527	Jamf Holding Corporation (a)	$1,121,061
13,800	LivePerson, Inc.(a)	710,838
3,756	Omnicell, Inc. (a)	669,131
8,697	Schrodinger, Inc. (a)	474,682
5,546	Sprout Social, Inc.,Class A (a)	708,113
17,630	Tenable Holdings, Inc. (a)	938,798
4,783	Workiva, Inc. (a)	715,298
60,910	Yext, Inc.(a)	766,857
		11,354,803
	SPECIALTY FINANCE - 0.5%
15,971	Stronghold Digital Mining, Inc. (a)	438,564

	TECHNOLOGY HARDWARE - 3.4%
8,876	Fabrinet(a)	852,096
7,202	Kornit Digital Ltd .(a)	1,204,751
22,108	PagerDuty, Inc.(a)	923,009
		2,979,856
	TECHNOLOGY SERVICES - 5.2%
5,579	Endava plc - ADR(a)	884,048
9,679	MAXIMUS, Inc.	818,553
1,601	MSCI, Inc.	1,064,472
32,283	Telos Corporation (a)	836,453
11,475	WNS Holdings Ltd. - ADR(a)	1,019,095
		4,622,621
	TRANSPORTATION& LOGISTICS - 3.6%
32,247	Air Transport Services Group, Inc. (a)	802,628
6,686	CryoPort, Inc. (a)	545,176
59,087	Marten Transport Ltd.	982,617
2,706	Saia, Inc.(a)	846,004
		3,176,425
	TRANSPORTATION EQUIPMENT - 1.0%
36,151	Meritor, Inc. (a)	879,915

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

		Fair Value
	COMMON STOCKS — 98.6% (Continued)
	TOTAL COMMON STOCKS (Cost $62,239,885)	$86,174,007

Shares
	COLLATERAL FOR SECURITIES LOANED — 1.4%
1,242,020	HSBC US Government Money Market Fund - Class I, 0.03% (Cost $1,242,020)(c)(d)	1,242,020

	TOTAL INVESTMENTS - 100.0% (Cost $63,481,905)	$87,416,027
	LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%	(41,838)
	NET ASSETS - 100.0%	$87,374,189

ADR	- American Depositary Receipt

Ltd.	- Limited Company

MSCI	- Morgan Stanley Capital International

NV	- Naamioze Vennootschap

plc	- Public Limited Company

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $1,226,680 at October 31, 2021.

(c)	Rate disclosed is the seven day effective yield as of October 31,2021.

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Technology	32.5%	Consumer Staples	3.1%
Health Care	20.3%	Energy	1.8%
Industrials	16.1%	Collateral For Securities Loaned	1.4%
Consumer Discretionary	11.7%	Materials	1.4%
Communications	6.1%	Total	100.0%
Financials	5.6%

*	Based on total value of investments as of October 31, 2021.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Emerging Markets Stock Fund (Unaudited)
Message from the Sub-Adviser (NS Partners Ltd.)

Asset Class Recap

Emerging markets stocks put in a strong start to the fiscal year as COVID-19 vaccines boosted confidence of a global economic recovery in 2021. Joe Biden’s victory in the U.S. Presidential election, coupled with Democratic majority in both houses of Congress, increased expectations of further fiscal stimulus and higher corporate taxes, in turn suggesting upward pressure on inflation and bond yields. Equity markets in China rose to begin the fiscal year following an investment treaty between the European Union and China, increasing optimism that more direct investment will be allowed into China, helping push China away from its nationalistic tendencies. Additionally, the country’s economy continued to reopen and economic data indicated a robust economic recovery. However, equity markets sold off late in the second fiscal quarter as the strong economic results sparked concerns that authorities could rapidly tighten monetary policy. Volatility remained elevated in the third fiscal quarter amid a myriad of concerns. Chinese equity markets led the selloff due to the government’s crackdown on various industries they deemed incompatible with the country’s social goals. The Brazilian equity market followed suit as the market was pressured by inflation concerns and allegations of government corruption. Also weighing on sentiment for the asset class was a surge in the highly contagious delta variant that could adversely affect the global economic recovery. Over the most recent fiscal quarter, headlines out of China dominated sentiment with the announcement of “common prosperity” objectives which aim to address the rapidly increasing income and wealth inequality and the imbalances between urban and rural areas. Investors also grappled with the looming default of China’s largest property developer, and its potential impact on global economic health. Over the fiscal year ended October 31, 2021, emerging markets stocks, as measured by the MSCI Emerging Markets Index, rose 17.7 percent. Emerging markets stocks underperformed international developed markets, as measured by the MSCI ACWI ex-U.S. index, as it increased 37.3 percent over the fiscal year.

Allocation Review

Over the fiscal year, stock selection strongly contributed to Fund performance. The Fund experienced strong positive contributions from stock selection within China, India, and Greece, but stock selection in Brazil, Taiwan, and South Africa detracted from Fund performance. The Fund’s country allocation also contributed to performance, albeit to a smaller degree than the Fund’s stock selection. The adverse effects of the overweight exposure to Hong Kong and Indonesia and underweight exposure to Gulf Markets were outweighed by the positive impact of the underweight to China and Brazil and overweight to India. From a sector perspective, the exposure to the consumer discretionary, industrials, and technology sectors aided positive performance, while the underweight exposure to the energy sector detracted from Fund performance. Over the fiscal year, the Sub-Adviser increased the exposure to India and Taiwan, reduced the exposure to Brazil, and exited the exposure to South Africa. Additionally, the Sub-Adviser reduced the underweight in China and Korea.

Holdings Insights

The largest allocation within the benchmark and the Fund is the exposure to China. As such, many of the underlying holdings from China had a meaningful impact on Fund performance over the fiscal quarter. One of the largest contributors to positive Fund performance over the fiscal year was Contemporary Amperex Technology Company Ltd. “CATL” (BHQPSY7) (holding weight*: 2.11 percent). CATL is a battery manufacturer and technology company specializing in manufacturing lithium-ion batteries for electric vehicles and energy storage systems. CATL is China’s largest electric vehicle battery manufacturer and has benefited from the global frenzy for electric vehicles. CATL increased 160.7 percent over the fiscal year. LONGi Green Energy Technology Company Ltd. (BRTL411) (holding weight*: 2.25 percent), a leading solar module manufacturer with global scale, also thrived during the fiscal year as it rose 80.4 percent. Positions from China were also some of the most notable detractors from positive Fund performance as regulatory risks weighed on various industries in the country. This included Alibaba Group Holding Ltd. (9988 HK) (holding weight*: 4.79 percent), a Chinese multinational technology company, Vnet Group, Inc. (VNET) (holding weight*: 0.77 percent), a Chinese data center, and Alibaba Health Information Technology Ltd. (241 HK) (holding weight*: 0.82 percent), an integrated healthcare information and content service provider. Over the most recent fiscal year, these positions declined 44.4 percent, 37.7 percent, and 51.5 percent, respectively.

The exposure to India also meaningfully contributed to Fund performance over the fiscal year as stocks in the country benefited from supportive central bank policy and expectations of a strong recovery for the economy, which was hit hard by Covid. One of the best performing holdings within the Fund over the fiscal year was the Indian property company, Godrej Properties Ltd. (GPL IN) (holding weight*: 1.26 percent). Godrej Properties Ltd. increased 38.2 percent over the fiscal quarter in reaction to the company posting strong gains and investors viewing its land strategically attractive relative to its competitors. The exposure to the Indian consumer sectors also positively contributed to Fund performance. This includes Varun Beverages Ltd. (VML IN) (holding weight*: 1.77 percent), an Indian company that produces, bottles, and distributes beverages, and Lemon Tree Hotels Ltd. (BF2LSQ7) (holding weight*: 0.68 percent), India’s largest hotel chain in the mid-priced hotel sector. Over the most recent fiscal year, these positions increased 94.2 percent and 100.8 percent, respectively.

As previously mentioned, security selection in Brazil detracted from Fund performance on a relative and absolute basis. The Brazilian equity market put in a disappointing fiscal year for numerous reasons. The Brazilian central bank raised interest rates again in an attempt to contain inflation which has touched double digits. Additionally, political tensions have put pressure on the Brazilian Real, while a lack of rainfall has impacted hydroelectricity generation, raising power prices. A disappointing holding from Brazil was Banco Bradesco S.A. (059460303) (holding weight*: 0.39 percent), a Brazilian Bank. Banco Bradesco S.A put in an impressive start to the year rising 63.1 percent through May, but declined 29.4 percent to close the fiscal year, detracting from the Fund’s relative performance. Another position from Brazil that detracted from Fund performance over the fiscal year was Atacadao S.A. (BF7LBH4) (holding weight*: 0.46 percent), a Brazilian chain of warehouse stores, which declined 19.9 percent over the fiscal year.

Sub-Adviser Outlook

The Sub-Adviser is cautiously optimistic for the rest of 2021 and 2022. The Sub-Adviser believes that global industrial momentum may slow further into early 2022, but the continued reopening of the global services economy will likely continue to boost global GDP. The Sub-Adviser also believes that inflation fears may be currently overblown and are already priced in the market. However, the market could experience a slight pick-up in core inflation in late 2021 and 2022. The Sub-Adviser views the regulatory risk premium at extreme levels but is ready to adjust the exposure if it begins to subside or China begins to adopt a more accommodative monetary policy. TheSub -Adviser will also continue to focus on high-quality companies with improving return on invested capital.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2021.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2021
		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	19.67%	9.35%	4.23%
Class A with load of 5.75%	12.48%	7.80%	3.37%
Class A without load	19.37%	9.09%	3.99%
Class C	18.46%	8.26%	3.20%
MSCI Emerging Markets Index (net)	16.96%	9.39%	4.88%
Morningstar Diversified Emerging Markets Category	20.82%	8.96%	4.81%

(a)	Total Returns are calculated based on traded NAVs.

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.88% for Class N, 2.88% for Class C and 2.13% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800- 442-4358 or visit our website www.dunham.com.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

Shares		Fair Value
	CLOSED END FUNDS — 1.0%
	MIXED ALLOCATION - 1.0%
136,545	Vietnam Enterprise Investments Ltd.(a)	$1,383,791

	TOTAL CLOSED END FUNDS (Cost $861,698)	1,383,791

	COMMON STOCKS — 98.4%
	AUTOMOTIVE - 1.4%
560,000	Geely Automobile Holdings Ltd.	1,943,922

	BANKING - 11.7%
152,499	Banco Bradesco S.A. - ADR	533,747
64,200	Banco Santander Chile - ADR	1,137,624
2,267,000	Bank Central Asia Tbk P.T.	1,198,739
233,500	China Merchants Bank Company Ltd., H Shares	1,957,128
12,500	HDFC Bank Ltd. - ADR	898,875
70,300	ICICI Bank Ltd. - ADR	1,486,845
160,900	Itau Unibanco Holding S.A. - ADR	654,863
425,300	Kasikornbank PCL - ADR	1,813,109
53,816	KB Financial Group, Inc.	2,604,905
11,203	OTP Bank Nyrt(a)	673,794
1,729,500	Public Bank Bhd	1,742,383
102,166	Sberbank of Russia PJSC	462,606
41,267	Sberbank of Russia PJSC - ADR	826,165
		15,990,783
	BEVERAGES - 2.9%
258,200	Budweiser Brewing Company APAC Ltd.	708,324
210,500	Carabao Group PCL(a)	787,695
19,800	Heineken Malaysia Bhd	109,999
212,560	Varun Beverages Ltd.	2,414,691
		4,020,709
	BIOTECH & PHARMA - 0.1%
14,900	Joinn Laboratories China Company Ltd.	191,787

	CHEMICALS - 1.1%
2,634,800	AKR Corporindo Tbk P.T.	794,969

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 98.4% (Continued)
	CHEMICALS - 1.1% (Continued)
12,700	Sociedad Quimica y Minera de Chile S.A. - ADR	$697,103
		1,492,072
	CONSUMER SERVICES - 1.2%
917,000	China Education Group Holdings Ltd.	1,567,755

	E-COMMERCE DISCRETIONARY - 7.1%
318,100	Alibaba Group Holding Ltd.(a)	6,542,200
79,850	JD.com, Inc.(a)	3,126,471
		9,668,671
	ENGINEERING & CONSTRUCTION - 2.2%
84,797	Larsen & Toubro Ltd.	2,008,696
53,664	Mytilineos S.A.	981,746
		2,990,442
	FOOD - 1.8%
7,545,300	Monde Nissin Corporation(a)	2,409,157

	GAS & WATER UTILITIES - 0.6%
624,000	Guangdong Investment Ltd.	784,741

	HEALTH CARE FACILITIES & SERVICES - 3.0%
64,000	Hangzhou Tigermed Consulting Company Ltd.	1,248,465
278,801	Max Healthcare Institute Ltd.(a)	1,236,015
109,000	Wuxi Biologics Cayman, Inc.(a)	1,651,327
		4,135,807
	HOME & OFFICE PRODUCTS - 1.8%
370,600	Haier Smart Home Company Ltd., H Shares	1,380,259
103,400	Midea Group Company Ltd.	1,109,131
		2,489,390
	INSURANCE - 2.9%
146,200	AIA Group Ltd.	1,638,770
115,492	Prudential plc	2,360,745
		3,999,515
	INTERNET MEDIA & SERVICES - 6.2%
15,944	Kakao Corporation	1,715,326

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 98.4% (Continued)
	INTERNET MEDIA & SERVICES - 6.2% (Continued)
5,996	NAVER Corporation	$2,084,705
50,600	Tencent Holdings Ltd.	3,078,562
19,800	Yandex N.V., Class A(a)	1,640,232
		8,518,825
	LEISURE FACILITIES & SERVICES - 3.3%
155,340	Jollibee Foods Corporation	724,966
1,268,467	Lemon Tree Hotels Ltd.(a)	926,872
982,500	Minor International PCL - ADR(a)	970,412
122,926	OPAP S.A.	1,921,851
		4,544,101
	LEISURE PRODUCTS - 0.5%
63,000	Giant Manufacturing Company Ltd.	731,699

	MACHINERY - 0.9%
339,990	Sany Heavy Industry Company Ltd., Class A	1,219,212

	OIL & GAS PRODUCERS - 3.7%
448,384	Gazprom PJSC	2,207,355
532,500	PTT Exploration & Production PCL	1,883,640
815,700	PTT PCL - ADR	933,951
		5,024,946
	REAL ESTATE OWNERS & DEVELOPERS - 2.4%
41,260	Ayala Corporation	707,024
57,553	Godrej Properties Ltd.(a)	1,719,141
230,490	Vinhomes JSC,	866,180
		3,292,345
	REAL ESTATE SERVICES - 0.8%
330,200	ESR Cayman Ltd.(a)	1,068,682

	RENEWABLE ENERGY - 4.8%
28,800	Contemporary Amperex Technology Company Ltd.	2,884,955
201,715	LONGi Green Energy Technology Company Ltd., Class A	3,075,545
5,694	OCI Company Ltd.(a)	630,858
		6,591,358

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 98.4% (Continued)
	RETAIL - CONSUMER STAPLES - 2.0%
898,000	Alibaba Health Information Technology Ltd.(a)	$1,124,675
212,700	Atacadao S.A.	630,138
9,881	Magnit PJSC	900,946
		2,655,759
	RETAIL - DISCRETIONARY - 1.1%
18,531	CCC S.A.(a)	561,148
1,940,400	Home Product Center PCL	855,085
1,851,800	Mitra Adiperkasa Tbk P.T.(a)	115,141
		1,531,374
	SEMICONDUCTORS - 11.1%
9,900	ACM Research, Inc., Class A(a),(b)	1,051,083
19,000	ASPEED Technology, Inc.	1,905,970
67,000	MediaTek, Inc.	2,205,151
433,000	Taiwan Semiconductor Manufacturing Company Ltd.	9,188,394
7,000	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	795,900
		15,146,498
	SOFTWARE - 0.7%
80,000	Glodon Company Ltd.	928,679

	SPECIALTY FINANCE - 3.6%
129,165	Housing Development Finance Corp Ltd.	4,924,633

	STEEL - 0.6%
724,000	China Steel Corporation	872,896

	TECHNOLOGY HARDWARE - 9.1%
195,000	Accton Technology Corporation	1,704,855
335,000	Flat Glass Group Company Ltd.	1,796,160
353,000	Hon Hai Precision Industry Company Ltd.	1,362,699
78,723	Samsung Electronics Company Ltd.	4,713,392
15,654	Samsung Electronics Company Ltd.	859,969
295,000	Unimicron Technology Corporation	2,022,179
		12,459,254

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 98.4% (Continued)
	TECHNOLOGY SERVICES - 4.6%
166,873	Infosys Ltd.	$3,734,420
227,880	Shanghai Baosight Software Company Ltd.	2,497,678
		6,232,098
	TELECOMMUNICATIONS - 1.8%
8,506	Bharti Airtel Ltd.(a)	78,028
150,497	Bharti Airtel Ltd.(a)	1,380,561
67,400	Vnet Group, Inc. - ADR(a),(b)	1,056,832
		2,515,421
	TRANSPORTATION & LOGISTICS - 2.9%
428,800	Airports of Thailand PCL - ADR	835,646
185,376	Spring Airlines Company Ltd.(a)	1,694,292
22,404	Wizz Air Holdings plc(a)	1,419,176
		3,949,114
	WHOLESALE - CONSUMER STAPLES - 0.5%
455,283	Devyani International Ltd.(a)	746,024

	TOTAL COMMON STOCKS (Cost $113,713,601)	134,637,669

	WARRANT — 0.0%
	LEISURE FACILITIES & SERVICES - 0.0%
26,977	Minor International PCL (Thailand)	8,714
42,772	Minor International PCL (Thailand)	6,443
38,762	Minor International PCL (Thailand)	4,714
	TOTAL WARRANT (Cost $5,303)	19,871

	COLLATERAL FOR SECURITIES LOANED — 0.7%
992,623	Mount Vernon Prime Portfolio, 0.10% (Cost $992,623)(c),(d)	992,623

	TOTAL INVESTMENTS - 100.2% (Cost $115,573,225)	$137,033,954
	LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%	(220,701)
	NET ASSETS - 100.0%	$136,813,253

ADR	- American Depositary Receipt

LTD	- Limited Company

NV	- Naamioze Vennootschap

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

PT	- Perseroan Terbatas

S/A	- Société Anonyme

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $993,479 at October 31, 2021.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2021.

(d)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 105%.

Portfolio Composition * - (Unaudited)
China	22.5%	Russia	4.4%
India	15.7%	Hong Kong	3.9%
Taiwan	15.2%	Philippines	2.8%
South Korea	9.2%	Greece	2.1%
Cayman Islands	6.9%	Others	11.4%
Thailand	5.9%	Total	100.0%

*	Based on total value of investments as of October 31, 2021

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham International Stock Fund (Unaudited)
Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

Asset Class Recap

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), gained 29.7 percent during the fiscal year ending October 31, 2021. Across sectors, notable outperformers included energy, financials, and information technology. Conversely, communication services, consumer discretionary, and utilities performed positively but underperformed on a relative basis. The best performing developed market countries as measured by the Index in local terms during the fiscal year were Austria, up 103.9 percent, and the Netherlands, up 61.0 percent. The worst performing developed market countries, also in local terms, were New Zealand, down 8.4 percent, and Hong Kong, up 18.3 percent. The best performing emerging market countries during the fiscal year as measured by the Index were Hungary, up 76.7 percent, and Czech Republic, up 76.1 percent. The worst performing emerging market countries were China, down 9.1 percent, and Pakistan, down 0.9 percent.

Allocation Review

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing the most to returns relative to the Index during the fiscal year were: China, mainly due to underweight positioning to both the consumer discretionary and communication services sectors, along with overweight positioning coupled with positive selection within Chinese energy; and Russia, due to overweight positioning to both the energy and financials sectors. Countries contributing the most to underperformance relative to the Index included: Switzerland, primarily due to overweights and negative stock selection within the industrials sector and an underweight to financials sector.

Sectors contributing the most to returns relative to the Index during the fiscal year included: consumer discretionary, primarily due to underweights to Chinese consumer discretionary (noted above), and overweights coupled with positive selection within both Canadian and South Korean consumer discretionary; and materials, primarily due to positive selection within both Canada and France. Sectors contributing the most to underperformance relative to the Index included: financials, mainly due to underweights to Canadian financials, along with underweights coupled with negative selection within Australia; and industrials, largely due to overweights and negative selection within Switzerland, as noted above.

Holdings Insights

Stocks contributing the most to returns relative to the Index during the fiscal year included: Alibaba (BABA US) (holding weight**: 0.19 percent), a Chinese consumer discretionary company; ASML Holding NV (ASML NA) (holding weight*: 2.98 percent), a Netherlands information technology company; and Tencent Holdings (700 HK) (holding weight **: not held), a Chinese communication services company. ASML rose 124.0 percent over the fiscal year. BABA fell 36.2 percent during the fiscal year after it was sold in mid-November. Additionally, 700 HK fell 18.7 over the fiscal year. Though both BABA and HK 700 declined, the stocks are contributors because the Fund was significantly underweight those two holdings relative to the index. Stocks contributing the most to underperformance relative to the Index included: Hartalega Holdings BHD (HART MK) (holding weight**: 0.16 percent), a Malaysian health care company; Nintendo Co. LTD (7974 JP) (holding weight**: 0.03 percent), a Japanese communication services company; ABB LTD-Reg (ABBN SW) (holding weight*: 1.39 percent), a Swiss industrials company. HART MK fell 59.7 percent and 7974 JP fell 38.2 percent. ABBN SW rose 40.0 percent, but the Fund was significantly underweight the stock relative to the index.

Sub-Advisor Outlook

The Sub-Adviser generally constructs its portfolios by using proprietary econometric models and a proprietary optimization process that balances the trade-off between a stock’s expected return, its contribution to portfolio level risk, portfolio specific restrictions, and its opportunity costs relative to trading costs. As this is performed quantitatively, the Sub-Adviser’s outlook does not play a role in the disciplined investment process.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/21

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2021
		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	39.52%	11.43%	8.24%
Class A with load of 5.75%	31.18%	9.83%	7.32%
Class A without load	39.15%	11.14%	7.96%
Class C	38.11%	10.32%	7.16%
MSCI All Country World ex US Index (net)	29.66%	9.77%	6.66%
Morningstar Foreign Large Cap Blend Category	31.46%	9.25%	6.96%

(a)	Total Returns are calculated based on traded NAVs.

The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics dominate.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.71% for Class N, 2.71% for Class C and 1.96% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distribution. For performance information current to the most recent month- end, please call 1-800- 442-4358 or visit our website www.dunham.com.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 97.8%
	ADVERTISING & MARKETING - 0.6%
64,300	Hakuhodo DY Holdings, Inc.	$1,047,862

	APPAREL & TEXTILE PRODUCTS - 1.5%
2,438	adidas A.G.	798,825
38,200	Cie Financiere Richemont S.A. - ADR	471,006
8,293	Cie Financiere Richemont S.A.	1,028,340
11,300	Gildan Activewear, Inc.	414,936
182	Swatch Group A.G. (The)	50,196
10,100	Swatch Group A.G. (The) - ADR	138,673
		2,901,976
	ASSET MANAGEMENT - 2.4%
24,200	IGM Financial, Inc.	959,371
37,168	Industrivarden A.B., C Shares	1,208,951
47,569	Investor A.B.	1,100,471
5,568	Julius Baer Group Ltd.	403,561
1,533	Sofina S.A.	679,095
		4,351,449
	AUTOMOTIVE - 6.0%
26,600	Aisin Seiki Company Ltd.	972,941
14,073	Continental A.G.(a)	1,656,373
7,314	Hankook Tire & Technology Company Ltd.	259,145
27,600	Honda Motor Company Ltd. - ADR	816,408
2,800	Honda Motor Company Ltd.	82,782
6,461	Hyundai Motor Company	516,567
58,500	Mitsubishi Motors Corporation(a)	187,148
77,900	Nissan Motor Company Ltd.(a)	396,326
3,193	Porsche Automobil Holding S.E.	332,676
131,975	Porsche Automobil Holding S.E. - ADR	1,369,901
15,100	Renault S.A.(a)	544,704
60,512	Stellantis N.V.	1,209,396
4,721	Stellantis N.V.	94,366
3,900	Sumitomo Rubber Industries Ltd.	48,043
1,484	Vitesco Technologies Group A.G.(a)	85,181
5,562	Volkswagen A.G.	1,249,639

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 97.8% (Continued)
	AUTOMOTIVE - 6.0% (Continued)
35,700	Yamaha Motor Company Ltd.	$994,659
		10,816,255
	BANKING - 6.0%
606,132	Akbank T.A.S.	366,862
18,719	Bank AlBilad(a)	210,845
43,009	Bank Leumi Le-Israel BM	411,900
47,790	Bank of China Ltd. - ADR	424,375
124,000	Bank of Communications Company Ltd., H Shares	73,779
441,200	Bank of Jiangsu Company Ltd.	433,561
31,712	BNK Financial Group, Inc.	239,078
48,100	Chiba Bank Ltd. (The)	298,003
272,000	Chongqing Rural Commercial Bank Company Ltd., H Shares	97,862
19,395	Danske Bank A/S	328,535
181,595	Gulf Bank KSCP	148,192
1	Haci Omer Sabanci Holding A/S	1
10,225	Hana Financial Group, Inc.	394,274
17,789	Industrial & Commercial Bank of China Ltd. - ADR	195,679
449,900	Mebuki Financial Group, Inc.	920,774
88,800	Mitsubishi UFJ Financial Group, Inc. - ADR(b)	489,288
80,753	Quinenco S.A.	152,286
775,890	Sberbank of Russia PJSC	3,899,836
142,450	Sberbank of Russia PJSC	645,012
1	Turkiye Is Bankasi A/S	0
1,915,580,000	VTB Bank PJSC	1,429,587
0	Yapi ve Kredi Bankasi A/S	0
		11,159,729
	BEVERAGES - 0.7%
27,000	Anhui Yingjia Distillery Company Ltd.	256,185
11,000	Cia Cervecerias Unidas S.A. - ADR	186,010
3,229	Cia Cervecerias Unidas S.A.	27,126
6,551	Coca-Cola Europacific Partners plc	346,795
9,152	Coca-Cola HBC A.G.	317,721
139,001	Embotelladora Andina S.A.	287,831
		1,421,668

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 97.8% (Continued)
	BIOTECH & PHARMA - 3.6%
74,213	GlaxoSmithKline plc - ADR(b)	$3,141,436
45,800	Grifols S.A. - ADR	600,438
1,300	Hisamitsu Pharmaceutical Company, Inc.	44,332
9,491	Novo Nordisk A/S - ADR	1,045,244
4,784	Roche Holding A.G.	1,857,046
		6,688,496
	CHEMICALS - 8.1%
15,084	Brenntag S.E.	1,436,620
38,475	Clariant A.G.(a)	811,637
20,889	Covestro A.G.	1,339,152
29,100	Daicel Corporation	217,784
261,795	Fangda Carbon New Material Company Ltd.	439,970
8,100	Kaneka Corporation	310,490
22,800	Kansai Paint Company Ltd.	527,725
475	KCC Corporation	135,801
1,673	Kumho Petrochemical Company Ltd.	159,825
73,500	Kuraray Company Ltd.	664,814
21,400	Mitsubishi Chemical Holdings Corporation	177,059
27,300	Mitsubishi Gas Chemical Company, Inc.	549,205
23,900	Mitsui Chemicals, Inc.	710,327
145,276	National Industrialization Company(a)	966,966
21,400	Nippon Sanso Holdings Corporation	505,002
3,200	Nitto Denko Corporation	249,939
58,970	Orbia Advance Corp S.A.B. de C.V.	154,436
10,128	PhosAgro PJSC	799,617
17,057	Sahara International Petrochemical Company	200,302
14,171	Sasol Ltd.,(a)	239,190
26,739	Saudi Arabian Fertilizer Company	1,173,249
35,565	Saudi Industrial Investment Group	359,473
6,800	Shin-Etsu Chemical Company Ltd.	1,212,134
18,400	Sinopec Shanghai Petrochemical Company Ltd. - ADR	429,824
9,200	Sumitomo Chemical Company Ltd.	45,302
236,100	Tangshan Sanyou Chemical Industries Company Ltd., Advisor Class	340,654
42,700	Toray Industries, Inc.	265,969

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 97.8% (Continued)
	CHEMICALS - 8.1% (Continued)
344,300	Xinjiang Zhongtai Chemical Company Ltd.	$568,768
1,096	Yara International ASA	57,203
900	Yara International ASA - ADR	23,598
		15,072,035
	COMMERCIAL SUPPORT SERVICES - 1.9%
19,745	Adecco Group A.G.	996,767
28,900	Persol Holdings Company Ltd.	776,453
12,994	Randstad N.V.	934,596
219	SGS S.A.	649,667
2,400	SGS S.A. - ADR	71,040
2,800	Sohgo Security Services Company Ltd.	119,742
		3,548,265
	CONSTRUCTION MATERIALS - 0.8%
1,100	AGC, Inc.	54,751
619,000	CSG Holding Company Ltd.	269,603
10,910	James Hardie Industries plc - ADR(b)	429,090
4,900	James Hardie Industries plc - ADR	192,208
10,281	Saudi Cement Company	162,398
10,500	Taiheiyo Cement Corporation	222,988
8,762	Titan Cement International S.A.	152,523
0	Turkiye Sise ve Cam Fabrikalari A/S	0
		1,483,561
	DIVERSIFIED INDUSTRIALS - 1.2%
2,940	Doosan Company Ltd.	184,667
16,100	Hitachi Ltd.	927,349
18,800	Kawasaki Heavy Industries Ltd.	381,331
5,000	Mitsubishi Heavy Industries Ltd.	127,808
5,700	Omron Corporation	544,878
		2,166,033
	ELECTRIC UTILITIES - 1.0%
5,943	CEZ A/S	196,471
15,300	Chubu Electric Power Company, Inc.	158,303
682,000	Huadian Power International Corp Ltd.	251,932
8,104	Huaneng Power International, Inc. - ADR(b)	166,213

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 97.8% (Continued)
	ELECTRIC UTILITIES - 1.0% (Continued)
1,462,000	Huaneng Power International, Inc.	$756,813
52,622	Origin Energy Ltd.	201,233
24,000	Tenaga Nasional Bhd	55,988
		1,786,953
	ELECTRICAL EQUIPMENT - 3.2%
51,279	ABB Ltd. - ADR(b)	1,694,258
76,728	ABB Ltd.	2,543,550
4,100	Daikin Industries Ltd.	897,567
2,100	Fuji Electric Company Ltd.	102,640
1,566	Schindler Holding A.G.	402,848
		5,640,863
	ENGINEERING & CONSTRUCTION - 0.0
1	Enka Insaat ve Sanayi A/S	1

	HEALTH CARE FACILITIES & SERVICES - 0.8%
5,322	ICON plc(a)	1,526,190

	HOME & OFFICE PRODUCTS - 0.0%
1	Arcelik A/S	3

	HOME CONSTRUCTION - 0.6%
651	Geberit A.G.	509,430
9,600	LIXIL Group Corporation	246,515
8,700	TOTO Ltd.	420,150
		1,176,095
	HOUSEHOLD PRODUCTS - 0.3%
1,500	Amorepacific Corporation	92,394
4,933	AMOREPACIFIC Group	209,961
7,500	Pola Orbis Holdings, Inc.	160,068
		462,423
	INDUSTRIAL INTERMEDIATE PROD - 0.3%
212,400	China International Marine Containers Group	583,143

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 97.8% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES - 1.7%
62,600	Daiwa Securities Group, Inc.	$351,542
268,400	Haitong Securities Company Ltd.	238,819
110,420	Mirae Asset Daewoo Company Ltd.	458,046
13,776	NH Investment & Securities Company Ltd.	148,281
410,000	Nomura Holdings, Inc.	1,951,776
		3,148,464
	INSURANCE - 5.4%
133,613	Aegon N.V.	678,458
6,800	AIA Group Ltd. - ADR(b)	307,632
46,317	China Life Insurance Company Ltd. - ADR(b)	399,253
377,520	China Life Insurance Company Ltd.	394,612
5,700	COFCO Capital Holdings Company Ltd.	7,334
6,500	Dai-ichi Life Holdings, Inc.	136,691
12,423	Hanwha Corporation	357,619
7,097	Hyundai Marine & Fire Insurance Company Ltd.	159,609
50,800	MS&AD Insurance Group Holdings, Inc.	1,640,494
21,204	NN Group N.V.	1,134,724
2,312,000	People’s Insurance Company Group of China Ltd., H Shares	721,302
3,712	Samsung Fire & Marine Insurance Company Ltd.	735,802
3,206	Samsung Fire & Marine Insurance Company Ltd.	485,052
36,900	Sompo Holdings, Inc.	1,599,535
3,500	T&D Holdings, Inc.	44,870
2,354	Zurich Insurance Group A.G.	1,045,454
		9,848,441
	INTERNET MEDIA & SERVICES - 0.6%
10,848	REA Group Ltd.	1,314,595

	LEISURE FACILITIES & SERVICES - 0.5%
24,953	Aristocrat Leisure Ltd.	883,648

	MACHINERY - 2.5%
35,259	CNH Industrial N.V.	608,014
4,103	FANUC Corporation - ADR	81,075
500	FANUC Corporation	98,767

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 97.8% (Continued)
	MACHINERY - 2.5% (Continued)
7,034	GEA Group A.G.	$346,808
3,000	Keyence Corporation	1,810,049
6,600	Nabtesco Corporation	214,100
409	Rational A.G.	406,391
3,109	Techtronic Industries Company Ltd. - ADR(b)	319,481
7,000	Techtronic Industries Company Ltd.	143,844
460,500	Tian Di Science & Technology Company Ltd.	301,012
19,300	Yokogawa Electric Corporation	385,488
		4,715,029
	MEDICAL EQUIPMENT & DEVICES - 1.3%
7,200	Hoya Corporation	1,059,437
21,900	Olympus Corporation	474,213
6,700	Shimadzu Corporation	272,083
27,710	Smith & Nephew plc	479,323
		2,285,056
	METALS & MINING - 6.2%
16,642	Anglo American plc - ADR	318,694
23,435	Anglo American plc	892,972
34,577	BHP Group plc - ADR(b)	1,831,890
36,022	BHP Group plc	952,927
230,400	China Shenhua Energy Company Ltd.	717,236
21,500	China Shenhua Energy Company Ltd., H Shares	46,240
27,372	First Quantum Minerals Ltd.	647,009
11,094	Fortescue Metals Group Ltd.	115,423
18,600	Grupo Mexico S.A.B. de C.V. - Series B	81,687
3,785	MMC Norilsk Nickel PJSC	1,180,490
1,903	MMC Norilsk Nickel PJSC - ADR	59,545
8,838	Norsk Hydro ASA	64,832
39,026	Northam Platinum Holdings Ltd.(a)	587,316
9,035	Rio Tinto Ltd.	618,067
4,296	Rio Tinto plc	268,293
14,416	Rio Tinto plc - ADR(b)	912,100
27,683	South32 Ltd.	74,563
81,100	Vale S.A.	1,032,993

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 97.8% (Continued)
	METALS & MINING - 6.2% (Continued)
65,014	Vale S.A. - ADR	$827,628
		11,229,905
	OIL & GAS PRODUCERS - 12.3%
25,562	BP plc - ADR	735,930
743,000	China Petroleum & Chemical Corporation	493,673
1,550,000	China Petroleum & Chemical Corporation, H Shares	755,352
17,700	ENEOS Holdings, Inc.	71,340
32,540	Eni SpA - ADR	936,827
13,665	Eni SpA	196,065
87,530	Gazprom PJSC - ADR	862,171
247,390	Gazprom PJSC	1,217,879
2,054,240	Guanghui Energy Company Ltd.(a)	2,120,068
58,300	Idemitsu Kosan Company Ltd.	1,591,609
37,200	Inpex Corporation	310,087
31,525	KOC Holding A/S	76,854
24,250	LUKOIL PJSC	2,472,534
1,320	Lundin Energy A.B.	52,128
97,528	MOL Hungarian Oil & Gas plc	834,193
22,511	Motor Oil Hellas Corinth Refineries S.A.(a)	382,516
9,000	OMV A.G.	545,480
10,881	PetroChina Company Ltd. - ADR(b)	525,117
2,085,400	PetroChina Company Ltd.	1,784,784
96,000	PetroChina Company Ltd., H Shares	46,295
343,600	Petroleo Brasileiro S.A.	1,692,094
370,800	Petroleo Brasileiro S.A.	1,792,496
34,300	Petroleo Brasileiro S.A. - ADR	336,826
281,953	Polskie Gornictwo Naftowe i Gazownictwo S.A.	425,455
13,600	PTT Exploration & Production PCL	48,108
117,940	Rosneft Oil Company PJSC	1,058,633
22,109	Royal Dutch Shell plc, Class B - ADR	1,013,476
6,830	Tatneft PJSC	52,144
		22,430,134

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 97.8% (Continued)
	OIL & GAS SERVICES & EQUIPMENT - 0.4%
1,256,700	CNOOC Energy Technology & Services Ltd.	$567,289
2,292,000	Sinopec Oilfield Service Corporation(a)	220,359
		787,648
	REAL ESTATE OWNERS & DEVELOPERS - 0.3%
923,012	Emaar Malls PJSC(a)	503,814
37,000	Hang Lung Group Ltd.	86,654
		590,468
	RETAIL - CONSUMER STAPLES - 0.4%
66,193	Cencosud S.A.	97,089
77,648	CK Hutchison Holdings Ltd. - ADR(b)	520,242
1,379	Kesko OYJ	42,165
		659,496
	RETAIL - DISCRETIONARY - 0.7%
16,800	Jardine Matheson Holdings Ltd.	973,225
662	Pandora A/S	92,733
12,400	USS Company Ltd.	199,779
		1,265,737
	SEMICONDUCTORS - 7.6%
6,700	Advantest Corporation	549,078
307	ASM International N.V.	139,094
6,705	ASML Holding N.V.	5,456,393
1,424	ASML Holding N.V. - ADR(b)	1,157,541
14,214	SK Hynix, Inc.	1,252,973
55,000	Taiwan Semiconductor Manufacturing Company Ltd.	1,167,117
20,765	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	2,360,980
2,500	Tokyo Electron Ltd.	1,164,572
4,100	Tokyo Electron Ltd. - ADR	478,060
		13,725,808
	SOFTWARE - 2.9%
5,367	Atlassian Corp plc, Class A(a)	2,458,783
6,223	Check Point Software Technologies Ltd.(a)	744,271
100	Constellation Software, Inc.	175,466
3,750	Nemetschek S.E.	431,028
9,538	Open Text Corporation	480,238

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 97.8% (Continued)
	SOFTWARE - 2.9% (Continued)
16,965	Sage Group plc (The)	$165,259
3,691	Temenos A.G.	566,224
10,300	TIS, Inc.	280,479
		5,301,748
	SPECIALTY FINANCE - 0.5%
678,400	Bohai Leasing Company Ltd.(a)	278,673
20,481	Samsung Card Company Ltd.	601,360
		880,033
	STEEL - 2.1%
398,000	Angang Steel Company Ltd.	213,976
27,897	BlueScope Steel Ltd.	435,255
72,608	Eregli Demir ve Celik Fabrikalari TAS	151,587
10,800	Hitachi Metals Ltd.(a)	204,362
8,272	Hyundai Steel Company	316,179
81,300	JFE Holdings, Inc.	1,241,756
268,000	Maanshan Iron & Steel Company Ltd.	113,984
19,000	Mitsui & Company Ltd.	434,615
4,700	Nippon Steel Corporation	82,368
383	POSCO	97,141
145,700	Shanxi Taigang Stainless Steel Company Ltd.	175,662
6,208	Ternium S.A. - ADR	287,617
		3,754,502
	TECHNOLOGY HARDWARE - 7.5%
10,100	Brother Industries Ltd.	195,187
19,241	Canon, Inc. - ADR	430,421
12,000	Canon, Inc.	272,753
103,000	Chicony Electronics Company Ltd.	294,531
1,005	FUJIFILM Holdings Corporation - ADR	77,807
8,000	FUJIFILM Holdings Corporation	617,948
36,416	LG Display Company Ltd.(a)	615,445
8,191	LG Electronics, Inc.	450,807
2,005	Logitech International S.A.	168,064
52,000	MINEBEA MITSUMI, Inc.	1,315,909
66,300	Nikon Corporation	730,687

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 97.8% (Continued)
	TECHNOLOGY HARDWARE - 7.5% (Continued)
20,218	Nokia OYJ(a)	$116,167
113,676	Nokia OYJ - ADR(a)	645,680
89,200	Panasonic Corporation	1,102,567
8,400	Ricoh Company Ltd.	81,762
480	Samsung Electronics Company Ltd. - ADR	716,639
64,406	Samsung Electronics Company Ltd.	3,856,189
19,632	Samsung Electronics Company Ltd.	1,078,504
22	Samsung Electronics Company Ltd. 144A - ADR(c)	30,228
87,010	Telefonaktiebolaget LM Ericsson, B Shares	949,694
		13,746,989
	TECHNOLOGY SERVICES - 2.1%
30,600	Adyen N.V. - ADR(a)	929,322
2,013	Bechtle A.G.	151,166
16,600	CGI, Inc.(a),(b)	1,483,874
3,600	Fujitsu Ltd.	621,914
5,551	Wolters Kluwer N.V.	581,921
2,435	Wolters Kluwer N.V. - ADR	256,284
		4,024,481
	TELECOMMUNICATIONS - 1.1%
29,600	Nippon Telegraph & Telephone Corporation	828,997
75,300	Vodafone Group plc - ADR	1,125,735
		1,954,732
	TOBACCO & CANNABIS - 0.9%
46,310	British American Tobacco plc - ADR	1,617,145

	TRANSPORTATION & LOGISTICS - 0.8%
4,173	AP Moller - Maersk A/S - ADR	60,509
34	AP Moller - Maersk A/S - Series B	98,632
211	AP Moller - Maersk A/S - Series A	579,933
142,000	COSCO SHIPPING Ports Ltd.	118,221
3,536	Deutsche Post A.G.	219,140
16,000	Evergreen Marine Corp Taiwan Ltd.	57,579
1,000	Nippon Yusen KK	72,026
13,500	SG Holdings Company Ltd.	338,851

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 97.8% (Continued)
	TRANSPORTATION & LOGISTICS - 0.8% (Continued)
1	Turk Hava Yollari AO(a)	$2
		1,544,893
	TRANSPORTATION EQUIPMENT - 0.4%
37,800	Hino Motors Ltd.	357,419
13,043	Traton S.E.	337,174
		694,593
	WHOLESALE - CONSUMER STAPLES - 0.1%
29,500	Marubeni Corporation	250,207

	WHOLESALE - DISCRETIONARY - 0.5%
21,700	Toyota Tsusho Corporation	940,851

	TOTAL COMMON STOCKS (Cost $150,852,013)	179,427,603

	EXCHANGE-TRADED FUNDS — 1.1%
	EQUITY - 1.1%
26,769	Global X MSCI Argentina ETF	879,094
2,600	iShares MSCI EAFE ETF, EQUITY	209,274
18,200	iShares MSCI Eurozone ETF	915,824
	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,741,611)	2,004,192

	COLLATERAL FOR SECURITIES LOANED — 5.6%
10,190,020	Mount Vernon Prime Portfolio, 0.10% (Cost $10,190,020)(d),(e)	10,190,020

	TOTAL INVESTMENTS - 104.5% (Cost $162,783,644)	$191,621,815
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.5)%	(8,198,587)
	NET ASSETS - 100.0%	$183,423,228

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

EAFE	- Europe, Australasia and Far East

ETF	- Exchange-Traded Fund

LTD	- Limited Company

MSCI	- Morgan Stanley Capital International

NV	- Naamioze Vennootschap

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

OYJ	- Julkinen osakeyhtiö

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

S/A	- Société Anonyme

TAS	- Turkish Accounting Standards

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $9,866,411 at October 31, 2021.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021 the total market value of 144A securities is 30,228 or 0.0% of net assets.

(d)	Rate disclosed is the seven day effective yield as of October 31, 2021.

(e)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% (105% for non US Shares) of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 105%.

Portfolio Composition * - (Unaudited)
Japan	21.8%	Great Britain	6.0%
China	7.8%	Collateral for Securities Loaned	5.3%
Switzerland	7.2%	Germany	5.3%
Netherlands	7.1%	Australia	4.1%
Russia	7.1%	Other Countries	21.2%
South Korea	7.1%	Total	100.0%

*	Based on total value of investments as of October 31, 2021

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Dynamic Macro Fund (Unaudited)
Message from the Sub-Adviser (Newton Investment Management North America, LLC)

Asset Class Recap

Markets across the globe surged to begin the fiscal year as political risk subsided following the U.S. election, and the announcement of three effective vaccines offered hope that the world was on the path back towards normalcy. Markets strongly reversed course to close the first fiscal quarter due to a combination of a lack of progress for an additional stimulus bill, a post-holiday surge in coronavirus cases, and a slower than anticipated distribution of the coronavirus vaccines. After taking a slight step back in late January, equity markets continued to march higher in the second and third fiscal quarters. Investors cheered Congress passing another $1.9 trillion spending package which in turn drove the 10-year U.S. Treasury yield to its highest level since the beginning of 2020. Also adding to optimism was an increasingly efficient vaccine rollout in the United States, albeit not all countries experienced as much success - with a resurgence of coronavirus cases occurring in some regions, including parts of Europe and India. Coupled with encouraging corporate and economic reports, these developments helped overshadow short bouts of volatility amid concerns that inflation may be less transitory and the rapid spread of the Delta variant. In the most recent fiscal quarter, global equity markets sold off as a result of the Federal Open Market Committee assuming a more hawkish tone, economic data revealing persistent inflation, and concerns of slowing global growth. However, equity markets strongly rebounded to close the most recent fiscal quarter as third quarter earnings season kicked off with robust results in the United States. Global macro strategies, as measured by the IQ Hedge Global Macro Beta Index, rose 5.8 percent during the fiscal year ended October 31, 2021. Global macro strategies underperformed global equities, as measured by the MSCI ACWI index, which increased 37.3 percent, but outperformed bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond index, which fell 0.5 percent.

Allocation Review

The Fund began the fiscal year with the lowest allocation to the growth asset strategy since March 2020. As global equity risk subsided, the Sub-Adviser added to the growth strategy throughout the first three fiscal quarters of year and continued to add to the allocation in the beginning of the most recent fiscal quarter, which positively benefited the Fund as equity markets generally rose. After reaching a high in the beginning of September, the Sub-Adviser trimmed the exposure to the growth asset strategy through the end of the fiscal quarter as it viewed valuations as becoming rich. Throughout the fiscal year and most recent fiscal quarter, the Fund’s defensive asset strategy contributed to Fund performance amid spikes in volatility but detracted from Fund performance as markets rallied. In contrast to the growth asset strategy, the defensive asset strategy began the fiscal year near its highest allocation since early 2020, but this exposure was trimmed to a near all-time low in the most recent fiscal quarter as the 10-year U.S. Treasury rose 33 basis points to 1.55 percent. The allocation to the real asset strategy was stable through the first six months of the fiscal year, however, as a result of the substantial increase in both consensus inflation and the Sub-Adviser’s own internal measures of inflation, the allocation to the real asset strategy more than doubled in the previous fiscal quarter, and continued to rise in the most recent fiscal quarter, positively contributing to Fund performance.

Holdings Insights

The growth asset strategy was the strongest contributor to positive Fund performance over the fiscal year ended October 31, 2021. The largest exposure within the growth asset strategy was dedicated to U.S. equities. This was partially achieved through the SPDR S&P 500 ETF Trust (SPY) (holding weight*: 25.6 percent). Over the fiscal year, SPY rose 42.6 percent. The exposure to the S&P 500 was also achieved throughout the year by buying out of the money call options on the S&P 500. For example, the Fund held the S&P 500 Index Sept 21 $4,380 Call option (ESU1C 4380) (holding notional weight**: 5.08 percent) from late April until mid-August. The call option increased 84.2 percent over that time period. Using the proceeds of that liquidation, the Fund rolled the exposure into the further out S&P 500 Index Nov21 $4,600 Call option (SCX1C 4600) (holding notional weight*: 21.7 percent). This option increased 8.6 percent since being added in early August. Throughout the fiscal year, the growth asset strategy also contributed to positive Fund performance from tactical allocation to small capitalization domestic equities. As the performance dispersion between large capitalization and small capitalization domestic equity markets widened, the Sub-Adviser capitalized on these opportunities using the CME E-mini Russell 2000 Index Futures 03/19/2021 (RTYH1 IND) (holding notional weight**: 2.64 percent) from January through mid- March, and the CME E-mini Russell 2000 Index Futures 12/17/2021 (RTYZ1 IND) (holding notional weight*: 2.62 percent), from mid-September to the end of the fiscal year. During their time in the Fund, these positions increased 10.7 percent and 2.7 percent, respectively. The exposure to foreign equities also contributed to Fund performance over the fiscal year. This included the iShares MSCI Emerging Markets ETF (EEM) (holding weight*: 1.88 percent), which increased 15.6 percent, and the iShares Hedged MSCI Germany ETF (HEWG) (holding weight*: 0.98 percent), which increased 34.6 percent.

As markets rose and the yield curve steepened during the fiscal year, the Sub-Adviser reduced the allocation to the defensive asset strategy. This shift positively contributed to Fund performance as the defensive asset strategy detracted from Fund performance in the fiscal year. This is predominately due to the allocation to U.S. government bonds, the largest allocation within the defensive asset strategy. Over the fiscal year, the yield on the 10-year U.S. Treasury increased 68 basis points, adversely affecting the price of government bonds. In August, the Fund initiated an exposure to the CBOE 10 Year U.S. Treasury Note Future 12/21/2021 (TYM1 COM) (holding notional weight*: 21.85 percent). This exposure fell 1.8 percent through the end of the fiscal year. Conversely, the exposure to international bonds provided mixed results despite global bond yields also rising over the fiscal year. To begin the fiscal year, the largest short within the defensive asset strategy and the Fund was dedicated to developed ex-U.S. bonds. However, throughout the fiscal year, the Sub-Adviser reduced the short position resulting in a net long exposure to developed ex-U.S. bonds.

The real assets strategy, while the smallest allocation in the Fund, contributed to Fund performance over the fiscal year. The goal of the strategy is to hedge against inflation while also providing potential diversification benefits. This was implemented through commodities via the iShares Commodities Select Strategy ETF (COMT) (holding weight*: 4.91 percent), which increased 55.5 percent. The diversifying strategy also positively contributed to Fund performance over the fiscal quarter, adding 54 basis points to Fund performance.

Sub-Adviser Outlook

The Sub-Adviser is optimistic for opportunities within the various asset categories the Fund invests in for the rest of 2021 and 2022. Although the Sub-Adviser see a great deal of risk on the table, it remains steadfast in its belief that this volatility-targeted strategy may provide investors with more consistent returns than traditional asset classes. It believes that through the flexibility of the strategy and the use of alternative investments, the Fund may provide what may be considered attractive returns with lower systematic risk and lower correlation than traditional equity investments.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2021.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2021

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	12.95%	3.89%	2.41%
Class A with load of 5.75%	6.18%	2.42%	1.56%
Class A without load	12.62%	3.64%	2.16%
Class C	11.85%	2.85%	1.39%
IQ Hedge Global Macro Beta Index	5.75%	4.26%	2.40%
Morningstar Macro Trading Category	11.37%	3.84%	3.50%

(a)	Total Returns are calculated based on traded NAVs.

The IQ Hedge Global Macro Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a global macro investment style. Investors cannot invest directly in an index or benchmark.

The Morningstar Macro Trading Category is generally representative of mutual funds that use systematic or discretionary methods to examine broad factors such as the global economy, government policies, interest rates, inflation, and market trends. These mutual funds are not restricted by asset class and may invest across such disparate assets as global equities, bonds, currencies, and commodities, and make extensive use of derivatives. These strategies can take significant directional long or short positions on any asset class over short periods and may have relatively high portfolio turnover.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.79% for Class N, 2.79% for Class C and 2.04% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

Shares				Fair Value
	EXCHANGE-TRADED FUNDS — 33.6%
	COMMODITY - 4.9%
34,489	iShares GSCI Commodity Dynamic			$1,291,958

	EQUITY - 28.7%
10,104	iShares Currency Hedged MSCI Germany ETF(a)			333,129
8,410	iShares MSCI Emerging Markets ETF, EQUITY			428,237
14,703	SPDR S&P 500 ETF Trust			6,752,353
				7,513,719

	TOTAL EXCHANGE-TRADED FUNDS (Cost $4,662,335)			8,805,677

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 50.6%
	U.S. TREASURY BILLS — 50.6%
12,589,000	United States Treasury Bill	0.0672	12/16/21	12,587,899
691,000	United States Treasury Bill(b)	0.0685	05/19/22	690,742
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $13,279,168)			13,278,641

Shares
	SHORT-TERM INVESTMENTS — 8.8%
	MONEY MARKET FUNDS - 8.8%
2,315,403	Morgan Stanley Institutional Liquidity Funds -, Institutional Class, 0.03% (Cost $2,315,403)(c)			2,315,403

	COLLATERAL FOR SECURITIES LOANED - 0.0%
6,750	Mount Vernon Prime Portfolio, 0.10% (Cost $6,750)(c),(d)			6,750

See accompanying notes which are an integral part of these financial statements.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Contracts(e)		Broker/Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	FUTURE OPTIONS PURCHASED - 3.5%
	CALL OPTIONS PURCHASED - 3.0%
23	S&P 500 E-Mini, Expiring December 2021	GS	11/30/2021	$4,600	$5,290,000	$74,175
67	US 10 Year Future, Expiring December 2021	GS	11/26/2021	120	8,040,000	717,108
	TOTAL CALL OPTIONS PURCHASED (Cost - $959,322)					791,283

	PUT OPTIONS PURCHASED - 0.5%
13	Euro-Bund Option, Expiring December 2021(f)	GS	11/26/2021	192	2,496,000	81,063
12	S&P 500 E-Mini, Expiring March 2022	GS	01/21/2022	4,340	2,604,000	42,300
12	S&P 500 E-Mini, Expiring December 2021	GS	11/30/2021	4,270	2,562,000	9,750
	TOTAL PUT OPTIONS PURCHASED (Cost - $101,880)					133,113

	TOTAL FUTURE OPTIONS PURCHASED (Cost - $1,061,202)					924,396

	TOTAL INVESTMENTS - 96.5% (Cost $21,324,858)					$25,330,867
	OTHER ASSETS IN EXCESS OF LIABILITIES- 3.5%					888,390
	NET ASSETS - 100.0%					$26,219,257

Contracts(e)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN FUTURE OPTIONS - (0.1)%
	PUT OPTIONS WRITTEN - (0.1)%
23	S&P 500 E-Mini, Expiring March 2022	GS	01/21/2022	$3,870	$4,450,500	$29,325
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $32,845)

OPEN FUTURES CONTRACTS
Number of					Unrealized Appreciation
Contracts	Open Long Futures Contracts	Counterparty	Expiration	Notional Amount(g)	(Depreciation)
44	CBOT 10 Year US Treasury Note	GS	12/21/2021	$5,750,931	$(37,739)
6	CME E-mini Russell 2000 Index Futures	GS	12/17/2021	688,590	21,787
2	CME E-Mini Standard & Poor’s 500 Index Future	GS	12/17/2021	459,700	3,375
1	Eurex 10 Year Euro BUND Future	GS	12/08/2021	194,557	(197)
1	Euronext Amsterdam Index Future	GS	11/19/2021	187,178	9,348
10	Euronext CAC 40 Index Future	GS	11/19/2021	789,997	31,879
11	FTSE 100 Index Future	GS	12/17/2021	1,089,254	27,360
1	FTSE/MIB Index Future	GS	12/17/2021	154,765	3,213
18	Montreal Exchange 10 Year Canadian Bond Future	GS	12/20/2021	2,046,791	(35,258)
1	Montreal Exchange S&P/TSX 60 Index Future	GS	12/16/2021	203,380	7,599
35	SFE 10 Year Australian Bond Future	GS	12/15/2021	3,545,041	(170,885)
7	TSE TOPIX (Tokyo Price Index) Future	GS	12/09/2021	1,223,197	(687)
	TOTAL FUTURES CONTRACTS				$(140,205)

See accompanying notes which are an integral part of these financial statements.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

OPEN FUTURES CONTRACTS
Number of					Unrealized Appreciation
Contracts	Open Short Futures Contracts	Counterparty	Expiration	Notional Amount(g)	(Depreciation)
3	Eurex Swiss Market New Index Future	GS	12/17/2021	$397,034	$(9,328)
1	HKG Hang Seng Index Future	GS	11/29/2021	162,642	4,282
31	Long Gilt Future	GS	12/29/2021	5,308,261	(17,487)
2	SFE S&P ASX Share Price Index 200 Future	GS	12/16/2021	273,400	1,232
	TOTAL FUTURES CONTRACTS				$(21,301)

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

SPDR	- Standard & Poor’s Depositary Receipt

GS	Goldman Sachs

(a)	All or a portion of these securities are on loan. Total loaned securities had a value of $6,594 at October 31, 2021.

(b)	All of this security is segregated as collateral for futures contracts.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2021.

(d)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(e)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(f)	Security traded on Eurex exchange and trades like a future. Security trades with no upfront cost and is mark to market like a future.

(g)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes which are an integral part of these financial statements.

Dunham Long/Short Credit Fund (Unaudited)
Message from the Sub-Adviser (MetLife Investment Advisors, LLC)

Asset Class Recap

Interest rates broadly ebbed and flowed during the fiscal year, providing interest rate sensitive bonds with strong headwinds, followed by periods of reprieve. Specifically, the 10-year U.S. Treasury yield jumped 68 basis points during the fiscal year, as investment-grade bonds in general, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, fell 0.5 percent. When focusing solely on investment-grade corporate bonds, as measured by the ICE BofA Merrill Lynch U.S. Corporate Bond Index, the return for the 12-month period was a positive 2.3 percent. As these asset groups tend to have higher durations, usually in the 5-year range, the rise in yields corresponded with a meaningful decline in principal values. Conversely, high-yield bonds, as measured by the ICE BofA U.S. Cash Pay High-Yield Index, enjoyed another positive fiscal year, surging 10.6 percent, as their relatively lower duration corresponded with a subdued decline in principal values. Within the high-yield bond sector, CCC-rated bonds continued to outperform the broader high-yield bond market, increasing 22.8 percent, while BB-rated bonds increased 9.0 percent.

Allocation Review

As higher duration bonds saw a greater adverse impact than lower duration bonds, the Sub-Adviser generally targets an overall duration of 1 year for the Fund. This served as a meaningful source of risk mitigation during the fiscal year. In addition, the Fund continued to primarily hold high-yield bonds, although it also held some investment-grade bonds, as well. However, the Sub-Adviser continued to utilize derivatives such as credit default swaps to take short positions in baskets of high-yield and investment -grade securities. As the fiscal year neared its end, the notional value of these credit hedges comprised close to 25 percent of the Fund. This does not include the additional 3. 5 percent in single-name credit default swaps, which are generally part of a pairs trade strategy – therefore, the total allocation to pairs trading was close to 7 percent. One of the greatest differences in the allocation of the Fund in the final fiscal quarter compared to the beginning of the fiscal year was the increase in exposure to preferred stocks. At the end of the fiscal year, the Fund had approximately 7 percent allocated to preferred stocks. The Fund had approximately 10 percent allocated to catalyst- driven prospects and close to 13 percent in opportunistic trading. The core long holdings, which included the preferred stocks, accounted for approximately 24 percent of the Fund, while the rate hedging strategy accounted for 25 percent of the Fund’s holdings.

Holdings Insights

Although the bond market as a whole faced headwinds during the 12-month period, the short positions in the Fund tended to detract overall during the fiscal year. The Fund’s largest credit shorts near the end of the fiscal year were CDX NA IG 37 (CDXIG37) (holding notional weight*: 17.96 percent), which generally tracks the inverse risk of a basket of investment-grade bonds, and the CDX NA HY 36 (CDXNAHY36) (holding notional weight*: 6.13 percent), which generally tracks the inverse risk of a basket of high-yield bonds. These credit default swap baskets differ from total return swaps, as they are designed to focus on the premiums paid for taking on credit risk as opposed to tracking the total return of a single bond or basket of bonds. Therefore, although investment-grade bonds generally experienced a negative return during the final months of the fiscal year and high-yield bonds generally boasted a positive return, the premium that investors required for the credit risk on both sets of bonds slightly increased, resulting in a slight positive return for both credit default swap baskets. Since the positions were added near the end of September, CDXIG37 returned approximately 0.1 percent, while the CDXNAHY36 returned 0.8 percent. For most of the fiscal year, the Fund utilized total return swaps on the iBoxx USD Liquid High-Yield Index (IBOXHY) (holding notional weight*: -5.79 percent) instead of the CDX NA HY 36. The Fund’s total return swap on the IBOXHY generally tracks the inverse total return of an index of high-yield bonds. From the beginning of the fiscal year through September 2021, the IBOXHY increased 9.8 percent, detracting a similar amount to the Fund due to the short position accessed through the swaps.

Despite headwinds in the investment-grade bond sector, the Fund generally benefitted from its holdings in Pacific Life Insurance Company 9.25% 6/15/2039 (694475AA2) (holding weight*: 0.76 percent), an American insurance company providing life insurance products, annuities, and mutual funds, and Northern Trust Capital II Floating Rate 4/15/2027 (629398AA6) (holding weight**: 1.16 percent), one of the largest banking institutions in the United States and one of the oldest banks in continuous operation. The Northern Trust position was part of the catalyst- driven strategy, as the company called the bonds at par due to their declining capital efficiency. While the Pacific Life bonds returned 13.0 percent since the holding was added in December 2020 through the end of the fiscal year, the Northern Trust bonds returned 4.7 percent from when the bonds were purchased in February 2021 through mid-October, when they were called at par.

The Fund did not have meaningful detractors that were held for the entire fiscal year. However, New Fortress Energy, Inc. 6.5% 9/30/2026 (644393AB6) (holding weight*: 0.72 percent), a liquefied natural gas company, generally detracted since it was added to the Fund in March 2021. New Fortress investors generally shied away from the bonds toward the end of the fiscal year as one of its natural gas liquefaction and transportation projects hit a snag. The bonds tumbled 2.2 percent in the final fiscal quarter, dragging the performance to a negative 0.2 percent since being added through the end of the fiscal year. Despite being a drag on performance in the final fiscal quarter, dropping 2.9 percent, the Fund’s position in the preferred stock of KKR Real Estate Finance Trust, Inc. (48251K209) (holding weight*: 1.16 percent), a global provider of equity and debt capital across real estate investment strategies, was a positive contributor since it was added in April 2021. The KKR Real Estate preferred stock returned 6.9 percent since it was added to the Fund.

Sub-Adviser Outlook

The Sub-Adviser remains concerned that valuations are high, but acknowledges that the technical backdrop is strong for the credit markets. The Sub-Adviser is also cognizant that tight valuations do not always portend a near-term correction. Therefore, the Sub-Adviser has continued to take on risk where it believes that the reward is not only ample, but also may provide a potential positive catalyst or are represented by underfollowed situations that may be mispriced. In addition, to help manage risk, the Sub- Adviser continues to implement macro hedges, which have broadly cheapened overall due to the continued euphoria in the credit markets. In the event that spreads were to meaningfully widen, the Sub-Adviser is optimistic that this may expose attractive opportunities to increase the Fund’s risk exposure, but plans to retain a more conservative positioning given the current backdrop.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2021.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2021

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	4.00%	6.60%	5.49%
Class A with load of 5.75%	(2.19)%	5.08%	4.60%
Class A without load	3.77%	6.33%	5.23%
Class C	3.00%	5.54%	4.43%
BofA Merrill Ly nch US 3-Month Treasury Bill Index +3%	3.06%	4.15%	3.63%
Morningstar Nontraditional Bond Category	5.21%	3.00%	2.57%

(a)	Total Returns are calculated based on traded NAVs.

The BofA Merrill Lynch US 3-Month Treasury Bill Index + 3% is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled in a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Plus an annualized return of 3%. Investors cannot invest directly in an index or benchmark.

The Morningstar Nontraditional Bond Category is generally representative of mutual funds that deploy absolute return strategies, strategies that are low-correlated to the overall bond market, and strategies that take long and short market and security-level positions.

As disclosed in the Trust’s latest registration statement as supplemented the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.45% for Class N, 2.45% for Class C and 1.70% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

Shares					Fair Value
	COMMON STOCKS — 0.0%(a)
	TELECOMMUNICATIONS - 0.0%(a)
10,000	NII Holdings, Inc. 144A(b),(c),(i)				$5,700

	TOTAL COMMON STOCKS (Cost $57,730)				5,700

				Interest Rate (%)
	PREFERRED STOCKS — 7.0%
	BANKING - 1.9%
170,310	JPMorgan Chase & Company(d)			5.6600	4,283,297

	REAL ESTATE INVESTMENT TRUSTS - 1.5%
138,000	Inpoint Commercial Real Estate Income, Inc.(b)			—	3,443,100

	REAL ESTATE SERVICES - 1.5%
51,245	ACRES Commercial Realty Corporation			7.6400	1,320,584
2,000	UIRC-GSA International, LLC 144A(c),(i)			—	2,060,000
					3,380,584
	SPECIALTY FINANCE - 2.1%
102,000	KKR Real Estate Finance Trust, Inc.			5.4400	2,641,800
97,485	TPG RE Finance Trust, Inc.			1.8900	2,375,709
					5,017,509

	TOTAL PREFERRED STOCKS (Cost $15,976,000)				16,124,490

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity
	CORPORATE BONDS — 41.9%
	ASSET MANAGEMENT — 3.2%
1,255,000	Blackstone Secured Lending Fund(d)		3.6250	01/15/26	1,313,117
2,265,000	FS KKR Capital Corporation		1.6500	10/12/24	2,238,007
1,040,000	Main Street Capital Corporation		4.5000	12/01/22	1,079,397
2,780,000	PennantPark Investment Corporation		4.0000	11/01/26	2,768,595
					7,399,116
	AUTOMOTIVE — 1.3%
1,010,000	General Motors Financial Company, Inc.(e)	US0003M + 1.550%	1.6770	01/14/22	1,012,697

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 41.9% (Continued)
	AUTOMOTIVE — 1.3% (Continued)
2,065,000	Hyundai Capital America(c)		1.0000	09/17/24	$2,045,176
					3,057,873
	BANKING — 5.1%
2,005,000	JPMorgan Chase & Company(e)	US0003M + 0.550%	0.6800	02/01/27	1,960,376
3,505,000	KeyCorp Capital II(d)		6.8750	03/17/29	4,193,266
3,390,000	SVB Financial Group(f)	H15T10Y + 3.064%	4.7000	02/15/70	3,457,376
1,000,000	Wells Fargo & Company(e)	US0003M + 0.500%	0.6240	01/15/27	971,684
795,000	Wells Fargo & Company		5.9500	12/01/86	1,086,977
					11,669,679
	BIOTECH & PHARMA — 2.1%
1,350,000	AstraZeneca plc		6.4500	09/15/37	2,009,502
2,000,000	Organon Finance 1, LLC(c),(d)		5.1250	04/30/31	2,065,359
575,000	Takeda Pharmaceutical Company Ltd.		5.0000	11/26/28	680,831
					4,755,692
	CHEMICALS — 1.5%
3,450,000	Olympus Water US Holding Corporation(c)		6.2500	10/01/29	3,446,256

	CONTAINERS & PACKAGING — 0.4%
900,000	LABL, Inc.(c)		5.8750	11/01/28	907,043

	ELECTRIC UTILITIES — 1.9%
4,400,000	Alfa Desarrollo SpA(c)		4.5500	09/27/51	4,305,686

	FOOD — 1.8%
2,875,000	Del Monte Foods, Inc.(c)		11.8750	05/15/25	3,228,912
700,000	Kraft Heinz Foods Company		5.0000	06/04/42	866,598
					4,095,510
	HOME CONSTRUCTION — 0.5%
1,060,000	PGT Innovations, Inc.(c),(d)		4.3750	10/01/29	1,056,025

	INDUSTRIAL SUPPORT SERVICES — 1.3%
3,000,000	Resideo Funding, Inc.(c)		4.0000	09/01/29	2,872,500

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 41.9% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES — 1.6%
1,150,000	Goldman Sachs Capital I(d)		6.3450	02/15/34	$1,594,827
2,050,000	Goldman Sachs Group, Inc. (The)(e)	SOFRRATE + 0.490%	0.5330	10/21/24	2,050,657
					3,645,484
	INSURANCE — 2.7%
2,155,000	Mutual of Omaha Insurance Company(c),(f)	US0003M + 2.640%	4.2970	07/15/54	2,236,306
1,980,000	Ohio National Financial Services, Inc.(c)		5.5500	01/24/30	2,244,456
1,000,000	Pacific Life Insurance Company(c)		9.2500	06/15/39	1,734,511
					6,215,272
	LEISURE FACILITIES & SERVICES — 0.9%
2,050,000	Mohegan Gaming & Entertainment(c)		8.0000	02/01/26	2,111,500

	OIL & GAS PRODUCERS — 5.6%
1,500,000	Comstock Resources, Inc.(c),(d)		5.8750	01/15/30	1,561,575
2,525,000	Energean Israel Finance Ltd.		5.8750	03/30/31	2,564,769
1,700,000	New Fortress Energy, Inc.(c),(d)		6.5000	09/30/26	1,654,814
845,000	Rockcliff Energy II, LLC(c),(d)		5.5000	10/15/29	868,026
2,230,000	Saudi Arabian Oil Company(c)		1.2500	11/24/23	2,238,407
3,775,000	Tullow Oil plc(c)		10.2500	05/15/26	3,982,229
					12,869,820
	OIL & GAS SERVICES & EQUIPMENT — 0.8%
1,735,000	Weatherford International Ltd.(c)		8.6250	04/30/30	1,785,254

	SPECIALTY FINANCE — 7.7%
3,475,000	AerCap Ireland Capital DAC / AerCap Global		1.1500	10/29/23	3,476,421
1,405,000	Finance of America Funding, LLC B(c),(d)		7.8750	11/15/25	1,354,799
785,000	GE Capital International Funding Company Unlimited		4.4180	11/15/35	956,572
700,000	Jefferson Capital Holdings, LLC(c)		6.0000	08/15/26	709,734
1,600,000	LFS Topco, LLC(c)		5.8750	10/15/26	1,648,000
3,000,000	Midcap Financial Issuer Trust(c)		5.6250	01/15/30	2,955,000
3,300,000	PRA Group, Inc.(c)		5.0000	10/01/29	3,265,152
3,500,000	World Acceptance Corporation B(c)		7.0000	11/01/26	3,453,345
					17,819,023

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 41.9% (Continued)
	TELECOMMUNICATIONS — 2.2% (Continued)
1,650,000	America Movil S.A.B. de C.V.		3.1250	07/16/22	$1,677,988
2,250,000	HC2 Holdings, Inc.(c)		8.5000	02/01/26	2,256,278
930,000	Sprint Spectrum Company, LLC / Sprint Spectrum(c)		5.1520	03/20/28	1,050,900
					4,985,166
	TRANSPORTATION & LOGISTICS — 1.3%
3,050,000	Aeropuerto Internacional de Tocumen S.A.(c)		5.1250	08/11/61	3,189,599

	TOTAL CORPORATE BONDS (Cost $94,580,478)				96,186,499

	TERM LOANS — 2.8%
	LEISURE FACILITIES & SERVICES — 2.8%
1,608,750	Enterprise Development Authority (The)(e)	US0001M + 4.92%	5.0000	02/19/28	1,614,743
2,000,000	Lucky Bucks, LLC(e)	US0001M + 6.17%	6.2500	07/20/27	1,970,000
2,496,446	Spectacle Gary Holdings, LLC(e)	US0001M + 9.00%	9.0811	11/07/25	2,731,523
181,842	Spectacle Gary Holdings, LLC(e)	US0001M + 9.00%	9.0811	11/07/25	198,965
					6,515,231
	TOTAL TERM LOANS (Cost $6,139,209)				6,515,231

	U.S. GOVERNMENT & AGENCIES — 41.0%
	U.S. TREASURY BILLS — 41.0%
22,645,000	United States Treasury Bill(g)		0.0000	11/12/21	22,644,757
22,465,000	United States Treasury Bill(g)		0.0000	12/16/21	22,463,034
26,970,000	United States Treasury Bill(g)		0.0000	02/03/22	26,965,958
3,400,000	United States Treasury Note		0.8750	09/30/26	3,351,258
3,430,000	United States Treasury Note		1.2500	09/30/28	3,384,713
5,940,000	United States Treasury Note(d)		1.2500	08/15/31	5,776,650
4,205,000	United States Treasury Note(d)		1.7500	08/15/41	4,042,056
4,850,000	United States Treasury Note(d)		2.3750	05/15/51	5,324,391
					93,952,817
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $94,199,708)				93,952,817

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 1.0%
	MONEY MARKET FUNDS – 1.0%
2,242,396	First American Government Obligations Fund, Class X, 0.03% (Cost $2,242,396)(h)	$2,242,396

	COLLATERAL FOR SECURITIES LOANED – 8.1%
18,656,855	Mount Vernon Liquid Assets Portfolio, LLC, 0.10% (Cost $18,656,855)(h)(j)	18,656,855

	TOTAL INVESTMENTS - 101.9% (Cost $231,852,376)	$233,683,988
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.9)%	(4,251,807)
	NET ASSETS - 100.0%	$229,432,181

OPEN FUTURES CONTRACTS
Number of					Unrealized Appreciation
Contracts	Open Short Futures Contracts	Counterparty	Expiration	Notional Amount(i)	(Depreciation)
(119)	CBOT 10 Year US Treasury Note	HSBC Securities	12/21/2021	$15,553,657	$230,468
(54)	CBOT 5 Year US Treasury Note	HSBC Securities	12/31/2021	6,574,500	95,344
(33)	CBOT US Long Bond Future	HSBC Securities	12/21/2021	5,307,852	63,274
(46)	CME Ultra Long Term US Treasury Bond Future	HSBC Securities	12/21/2021	9,034,676	69,371
(53)	Ultra 10-Year US Treasury Note Futures	HSBC Securities	12/21/2021	7,686,643	(66,237)
	TOTAL FUTURES CONTRACTS				$392,220

CREDIT DEFAULT SWAP AGREEMENTS
		Fixed Deal				Amortized Upfront	Unrealized
Description	Counterparty	(Pay) Rate	Maturity Date	Notional Value	Fair Value	Payments Paid	Appreciation/(Depreciation)
CDX.NA.HY.36	HSBC Securities	5.00%	6/20/2026	$14,000,000	(1,228,009)	(1,339,721)	$30,045
COMMONWEALTH BANK OF AUSTRAILIA	Goldman Sachs	1.00%	12/20/2023	2,000,000	(30,634)	(7,127)	(25,840)
D.R. HORTON, INC.	Barclays	1.00%	6/20/2025	3,000,000	(70,704)	(68,752)	(5,453)
FISERV, INC.	Barclays	1.00%	12/20/2025	5,000,000	(141,520)	(180,453)	33,100
JOHNSON & JOHNSON(k)	Barclays	1.00%	12/20/2025	(5,000,000)	169,256	180,453	(5,363)
CDX.NA.IG.37	Credit Suisse	5.00%	12/20/2026	41,000,000	(929,340)	(985,716)	(32,458)
UNITED RENTALS	JP Morgan	5.00%	6/20/2022	3,000,000	(92,411)	(87,773)	(8,138)
VERIZON COMMUNICATIONS(k)	Barclays	1.00%	6/20/2022	(3,000,000)	15,586	8,758	10,328
KRAFT HEINZ FOOD	JPMorgan	1.00%	6/20/2023	2,000,000	(32,839)	(31,954)	(885)
KRAFT HEINZ FOOD(k)	Goldman Sachs	1.00%	6/20/2023	(2,000,000)	34,676	14,987	19,689
NEWELL BRANDS	Goldman Sachs	1.00%	6/20/2023	2,000,000	34,057	22,030	12,027
NEWELL BRANDS(k)	JPMorgan	1.00%	6/20/2023	(2,000,000)	(32,614)	(32,614)	(3,280)
TOTAL							$23,772

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

LLC	- Limited Liability Company

Ltd.	- Limited Company

plc	- Public Limited Company

S.A.B. de C.V.	- Sociedad Anónima Bursátil de Capital Variable

H15T10Y	- US Treasury Yield Curve Rate T Note Constant Maturity 10 Year

SOFRRATE	- United States SOFR Secured Overnight Financing Rate

US0001M	- ICE LIBOR USD 1 Month

US0003M	- ICE LIBOR USD 3 Month

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021 the total market value of 144A securities is 62,292,541 or 27.2% of net assets.

(d)	All or a portion of these securities are on loan. Total loaned securities had a value of $18,141,908 at October 31, 2021.

(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(f)	Variable rate security; the rate shown represents the rate on October 31, 2021.

(g)	Zero coupon bond.

(h)	Rate disclosed is the seven day effective yield as of October 31, 2021.

(i)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(j)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(k)	If the Fund is a seller of protection and if a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

(l)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 0.90% of net assets. The total value of these securities is $2,065,700.

Portfolio Composition * - (Unaudited)
Corporate Bonds	41.2%
U.S. Government & Agencies	40.2%
Collateral for Securities Loaned	8.0%
Preferred Stocks	6.9%
Term Loans	2.8%
Short-Term Investment	0.9%
Common Stocks	0.0%
Total	100.0%

*	Based on total value of investments as of October 31, 2021.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Monthly Distribution Fund (Unaudited)
Message from the Sub-Adviser (Grantham, Mayo, Van Otterloo & Co., LLC)

Asset Class Recap

Although deals continued to close within the event-driven space during the fiscal year, overall deal spreads remained fairly wide. Participants in the space skittishly approached deals, as regulatory concerns loomed in the second half of the fiscal year - particularly concerns that specific deals or industries may be directly targeted for anti -trust litigation at the direction of the current administration. During the fiscal year, the Barclays Merger Arbitrage U.S. Index rose 5.3 percent, while broad U.S. equities, as measured by the S&P 500 Index, surged 42.9 percent and broad U.S. fixed income, as measured by the Bloomberg Barclays U.S. Aggregated Bond Index, fell 0.5 percent. Aside from regulatory concerns, market volatility has traditionally correlated with wider spreads, as a higher CBOE Volatility Index (VIX), which measures the stock market’s expectation of volatility based on S&P index options, often coincided with larger margins on deals. The significant dispersion that currently exists in the mergers and acquisitions (M&A) space has not deterred many companies from identifying targets, as deal activity has reached 4.2 trillion in 2021 alone. Despite two more months remaining in 2021, this is already $ 500 billion greater than 2020 and appears to be on track to be in- line with 2019. While there are many mega-deals in the works, 2021 has already boasted close to 35,000 deals globally, which is nearly 10 percent higher than the record-setting 2019. With many deals to go around, participants who are scurrying away from one deal with even the slightest hint of regulatory pressure have many other active deals to choose from.

Allocation Review

Despite the substantial abundance of deals available to choose from, the Sub-Adviser has maintained a selective list that it has incorporated into the Fund. In general, these deals ranged in size from $2 billion up to almost $50 billion. While larger deals are generally more front-and-center and can raise anti-trust concerns, they have historically been well-equipped to provide concessions to regulators. Nonetheless, some of the mega-deals that have broken earlier this year opted not to make the adjustments and divestitures requested by regulators and instead walked away, which is what shocked the M&A space earlier this year. Therefore, the Sub-Adviser’s mix of deal size combined with a diversified group of industries may help in the event that additional individual deals are identified as concerns by officials. The Sub-adviser primarily hedges the exposures in a deal by shorting shares of the acquiring company if its shares are part of the deal terms. The use of derivatives in the Sub-Adviser’s strategy is generally rare and are generally employed in small amounts when there may be some aspect of a deal that shorting acquirer shares may not fully address. Therefore, the Fund did not have any derivatives exposure that had a meaningful impact on the Fund’s performance since the Sub-Adviser took over management of the Fund’s investments in April. Prior to April, the Fund did have exposure to SWAPs, including basket SWAPs, but the overall exposure represented close to 3 percent of the Fund’s assets. Therefore, the exposure to the SWAPs and options contracts had a minimal impact on the Fund’s performance.

Holdings Insights

As the more recent backdrop in the event-driven space may be broadly interpreted as bleak, this has translated to sizable bounties for merger arbitrage investors in successful deals. For example, the Fund held the cash-only acquisition of W.R. Grace & Company (GRA) (holding weight**: 0.93 percent), an American specialty chemical business, by Standard Industries Holdings, Inc., a non-public building products manufacturer. The Fund entered the merger at an approximate 1.0 percent spread with only 40 days until the deal was slated to close. Therefore, on an annualized basis, this spread was approximately 8.6 percent. The deal closed in the latter half of September, and the Sub-Adviser redeployed the proceeds into other deals that it believed offered similarly attractive risk-adjusted spreads. Another merger that closed prior to the fiscal year-end was the cash-only acquisition of Dialog Semiconductor Plc (DLG GR) (holding weight**: 1.97 percent), a European provider of mixed- signal circuits for smartphones, tablets, and other portable devices, by Renesas Electronics Corp. (6723 JP) (not held), a Japanese semiconductor manufacturer. The Sub-Adviser added the holding in early June, approximately three months prior to the anticipated closing date. At that point, the deal was trading at a 2.9 percent spread, which when annualized was approximately 13.4 percent. As overall market volatility crept up in mid-June, which compounded with broad anxiety in the event-driven space, the spread on the DLG GR deal widened to over 4.0 percent (an approximate 23 percent annualized spread), which the Sub-Adviser capitalized on by adding more to the Fund. While it is not uncommon for deals that require approvals in multiple jurisdictions to trade at a higher spread compared to deals that fall within a single jurisdiction, these spread levels are broadly unprecedented.

Not all deals traded at significant spread levels. For example, the Fund participated in the stock-for-stock acquisition of Five9, Inc. (FIVN) (holding weight**: 1.06 percent), a multi-tenant cloud contact center service or contact center as a service, by Zoom Video Communications, Inc. (ZM) (holding weight**: -1.03 percent), an audio/video communications company. Prior to this $14 billion deal’s termination at the end of September, it was trading at close to a negative 13.6 percent spread (not annualized). The Sub- Adviser had initiated the position into the Fund at an approximate 3.7 percent positive spread and then proceeded to exit the position as the spread closed and inverted, which was a positive contribution to Fund performance. Deal spreads can invert for a variety of reasons, but most often it is due to speculation that the target company’s shareholders are anticipated to demand a higher bid price for their stock and that the acquirer, or potentially a different suitor, will offer a higher price to entice a vote in favor of an acquisition. Although rarer than successful completions, deal terminations do occur and the Fund continued to suffer from the broken deal between Willis Towers Watson PLC (WLTW) (holding weight*: 6.62 percent) by Aon PLC (AON) (holding weight*: -7.09 percent), which was officially terminated at the end of July. Since the deal broke, the spread (assuming the deal terms) widened from 31.8 percent to 42.6 percent at the end of the fiscal year. At the end of the second fiscal quarter, prior to the deal termination, the spread was only 4.9 percent. Therefore, this broken deal marked the largest overall detractor from Fund performance during the fiscal year.

Sub-Adviser Outlook

The Sub-Adviser continues to believe that the event-driven space, in which merger arbitrage is the primary strategy, continues to suffer from a supply/demand imbalance as well as participants that are easily scared out of deals. It believes that the WLTW/AON deal break triggered a historic widening of spreads, given the technical imbalances previously noted combined with worries about potential changes in the U.S. anti- trust landscape and heightened volatility in global markets. Therefore, the Sub-Adviser believes that M&A investors with a long-term mindset may be rewarded if they focus on the fundamentals and do not allow the current volatility to frighten them away.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2021.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2021

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	1.54%	2.16%	2.87%
Class A with load of 5.75%	(4.57)%	0.70%	2.00%
Class A without load	1.25%	1.90%	2.61%
Class C	0.54%	1.14%	1.84%
IQ Hedge Market Neutral Total Return Index	4.43%	2.90%	2.68%
Morningstar Event Driven Category	10.06%	5.27%	4.25%

(a)	Total Returns are calculated based on traded NAVs.

IQ Hedge Market Neutral Total Return Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral hedge fund investment style. Market Neutral hedge funds typically invest in both long and short positions in asset classes while minimizing exposure to systematic risk. Investors cannot invest directly in an index or benchmark.

The Morningstar Event Driven Category is generally representative of mutual funds that primarily employ strategies that seek to profit from corporate actions, such as mergers and acquisitions. Mutual funds in this category typically focus on equity securities but can invest across the capital structure. However, they typically have low to moderate equity market sensitivity since company-specific developments tend to drive security prices.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 2.22% for Class N, 3.22% for Class C and 2.47% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442- 4358 or visit our website www.dunham.com.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

Shares		Fair Value
	CLOSED END FUNDS — 2.6%
	EQUITY - 2.6%
1,107,627	Altaba, Inc.(d)	$7,199,576

	TOTAL CLOSED END FUNDS (Cost $6,658,415)	7,199,576

	COMMON STOCKS — 79.8%
	AEROSPACE & DEFENSE - 3.0%
185,465	Aerojet Rocketdyne Holdings, Inc.	8,162,315

	ASSET MANAGEMENT - 2.7%
376,818	Pershing Square Tontine Holdings Ltd.(a)	7,483,605

	BANKING - 0.5%
27,000	Flagstar Bancorp, Inc.	1,274,130

	BIOTECH & PHARMA - 0.0%(b)
336	AstraZeneca plc - ADR	20,960

	CABLE & SATELLITE - 4.6%
31,836	Liberty Broadband Corporation - Series C(a)	5,171,758
257,753	Shaw Communications, Inc., Class B	7,411,010
		12,582,768
	ELECTRIC UTILITIES - 2.5%
134,399	PNM Resources, Inc.	6,686,350

	ENTERTAINMENT CONTENT - 2.0%
145,950	Fox Corporation - Class B	5,394,313

	FOOD - 1.0%
14,515	Sanderson Farms, Inc.	2,749,867

	HEALTH CARE FACILITIES & SERVICES - 3.3%
189,054	PPD, Inc.(a)	8,917,677

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 79.8% (Continued)
	INSURANCE - 11.5%
152,040	Athene Holding Ltd., Class A(a)	$13,229,000
74,381	Willis Towers Watson plc	18,021,029
		31,250,029
	INTERNET MEDIA & SERVICES - 0.0%(b)
1	Just Eat Takeaway.com N.V. - ADR(a)	14

	MEDICAL EQUIPMENT & DEVICES - 1.0%
17,639	Hill-Rom Holdings, Inc.	2,732,281

	METALS & MINING - 2.0%
100,771	BHP Group plc - ADR	5,338,848

	OIL & GAS PRODUCERS - 2.2%
1,831,986	Oil Search Ltd.	5,903,061

	RETAIL REIT - 5.6%
301,579	VEREIT, Inc.	15,169,424

	SEMICONDUCTORS - 12.6%
19,381	Coherent, Inc.(a)	4,930,526
25,245	Siltronic A.G.	3,993,662
141,232	Xilinx, Inc.	25,421,760
		34,345,948
	SOFTWARE - 12.4%
884,072	Avast plc	6,781,472
635,982	Change Healthcare, Inc.(a)	13,692,691
245,561	Nuance Communications, Inc.(a)	13,518,133
19	salesforce.com, Inc.(a)	5,694
		33,997,990
	SPECIALTY FINANCE - 2.2%
64,890	Afterpay Ltd.(a)	6,009,017

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares				Fair Value
	COMMON STOCKS — 79.8% (Continued)
	TECHNOLOGY SERVICES - 6.1%
126,085	IHS Markit Ltd.			$16,481,831

	TELECOMMUNICATIONS - 0.0%(b)
205,893	NII Holdings, Inc. 144A(a),(c),(d)			61,768

	TRANSPORTATION & LOGISTICS - 4.6%
39,672	Kansas City Southern			12,308,238

	TOTAL COMMON STOCKS (Cost $201,763,169)			216,870,434

		Exercise Price	Expiration Date
	RIGHT — 0.0%(b)
10,079	Alder BioPharmaceuticals, Inc. 144A(a),(d)	$20	12/31/2024	10,079

	TOTAL RIGHT (Cost $20,158)			10,079

	TOTAL INVESTMENTS - 82.4% (Cost $208,441,742)			$224,080,089
	SECURITIES SOLD SHORT – (49.4)% (Proceeds $112,790,970)			(134,200,173)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 67.0%			182,289,681
	NET ASSETS - 100.0%			$272,169,597

ADR	- American Depositary Receipt

Ltd.	- Limited Company

NV	- Naamioze Vennootschap

plc	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021 the total market value of 144A securities is 71,847 or 0.0% of net assets.

(d)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 2.7% of net assets. The total value of these securities is $7,271,423.

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	SECURITIES SOLD SHORT — (49.4)%
	COMMON STOCKS — (49.4)%
	AEROSPACE & DEFENSE – (0.0)% (a)
(50)	Teledyne Technologies, Inc.	$(22,461)

	ASSET MANAGEMENT - (4.9)%
(174,762)	Apollo Global Management, Inc.	(13,447,935)

	BANKING - (0.5)%
(108,373)	New York Community Bancorp, Inc.	(1,347,076)

	CABLE & SATELLITE - (1.8)%
(7,368)	Charter Communications, Inc., Class A	(4,972,590)

	ENTERTAINMENT CONTENT - (2.0)%
(134,325)	Fox Corporation, Class A	(5,338,076)

	INSURANCE - (7.1)%
(60,361)	Aon plc, CLASS A	(19,310,692)

	METALS & MINING - (2.1)%
(100,771)	BHP Group Ltd. - ADR	(5,526,282)

	OIL & GAS PRODUCERS - (2.2)%
(1,149,627)	Santos Ltd.	(6,027,125)

	RETAIL - CONSUMER STAPLES - 0.0% (a)
(1)	Just Eat Takeaway.com N.V.	(72)

	RETAIL REIT - (5.6)%
(212,614)	Realty Income Corporation	(15,187,018)

	SEMICONDUCTORS - (11.1)%
(243,315)	Advanced Micro Devices, Inc.	(29,253,762)
(1)	Analog Devices, Inc.	(173)

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	SECURITIES SOLD SHORT — (49.4)%
	COMMON STOCKS — (49.4)%
	SEMICONDUCTORS - (11.1)% (Continued)
(17,686)	II-VI, Inc.	$(1,070,180)
		(30,324,115)
	SOFTWARE - (0.2)%
(26,701)	NortonLifeLock, Inc.	(679,540)

	TECHNOLOGY SERVICES - (8.6)%
(35,786)	S&P Global, Inc.	(16,968,289)
(24,335)	Square, Inc., Class A	(6,193,258)
		(23,161,547)
	TRANSPORTATION & LOGISTICS - (3.3)%
(114,414)	Canadian Pacific Railway Ltd.	(8,855,644)

	TOTAL SECURITIES SOLD SHORT - (Proceeds - $112,790,970)	$(134,200,173)

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/(Depreciation)
To Buy USD and To Sell:
Euro	11/02/2021	Morgan Stanley	489,249	$566,184	$1,077
Canadian Dollar	11/12/2021	Morgan Stanley	170,100	137,226	(63)
				$703,410	$1,014

To Sell USD and To Buy:
Canadian Dollar	11/02/2021	Morgan Stanley	21,904	$17,671	$29
Canadian Dollar	11/12/2021	Morgan Stanley	10,609,097	8,558,780	(93,494)
Euro	01/21/2022	Morgan Stanley	3,660,525	4,245,104	19,660
				$12,821,555	$(73,805)

Total					$(72,789)

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Portfolio Composition* - (Unaudited)
Technology	37.9%	Closed-End Fund	3.2%
Financials	20.5%	Utilities	3.0%
Industrials	9.1%	Energy	2.6%
Communications	8.1%	Materials	2.4%
Real Estate	6.8%	Consumer Staples	1.2%
Health Care	5.2%	Right	0.0%
		Total	100.0%

*	Based on total value of investments as of October 31, 2021.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Real Estate Stock Fund (Unaudited)
Message from the Sub-Adviser (American Assets Capital Advisers, LLC)

Asset Class Recap

Although real estate stocks, as measured by the Dow Jones U.S. Real Estate Total Return Index, have historically exhibited periods of differentiated returns versus the broad U.S. stock market, as measured by the S&P 500 Index, this past fiscal year did not highlight how real estate can differ. Following a very similar ebb and flow to broad U.S. stocks, real estate stocks ended the fiscal 12-month period up 44.2 percent. The broad U.S. stock market ended the same period with a relatively similar 42.9 percent return. When exploring below the surface, there was sizable dispersion within the real estate stock universe, as overarching themes such as the economic recovery and political focus intertwined with company- specific issues. Very few real estate industries saw a “rising tide lifts all boats” scenario, nor were there many instances where declines were widespread. Therefore, while the space as a whole appeared to behave much like the broad U.S. stock market, a higher level of dispersion in returns below the surface evidenced that the overall rise in real estate stocks varied greatly from its constituents.

Allocation Review

The Sub-Adviser is very selective in its approach to real estate stocks, focusing on what it perceives to be real estate companies that have pricing power over their tenants. The Sub-Adviser seeks to identify stocks with oligopolistic traits that may be inherent in the type of real estate it owns or that are unique to its business structure. One of the largest examples of this in the Fund is the exposure to real estate stocks in the telecommunications industry, primarily related to cell towers. The Sub-Adviser generally avoids stocks of companies with little pricing power, such as retail real estate stocks. In areas such as office or residential real estate stocks, the Sub-Adviser generally seeks individual stocks that it believes exhibit qualities that may allow it to better retain tenants and have more control over pricing than its industry peers. One of the areas that had been a significant detractor from the Fund earlier in the fiscal year was the casinos and gaming industry, but during the rest of the fiscal year, this proved to be one of the strongest performing areas for the Fund.

Holdings Insights

Although the telecommunications industry group detracted from Fund performance overall, the Fund’s holdings within the industry had materially different experiences during the fiscal year. For example, the Fund held Switch Inc. – A (SWCH) (holding weight*: 4.41 percent), a data center operator that provides colocation and cloud services, as well as Vnet Group, Inc. ADR (VNET) (holding weight*: 5.22 percent), the leading carrier-neutral and cloud- neutral internet data center services provider in China, and Chindata Group Holdings – ADR (CD) (holding weight*: 6.93 percent), a hyper scale data center solution provider in Asia-Pacific emerging markets. As political pressures in China focused on slowing the stream of its tech companies listing in the U.S., VNET and CD dropped precipitously, declining 31.7 percent and 28.6 percent, respectively during the fiscal year. However, SWCH closed out the fiscal year up 81.9 percent, while beating analyst earnings expectations early in the fourth fiscal quarter.

Real estate gaming stocks comprised approximately 2 percent of the benchmark index, but the Fund’s exposure was closer to 13 percent during the fiscal year. Therefore, the Fund’s strong performance within the industry during the fiscal year meaningfully improved relative performance. For example, the Fund held Caesars Entertainment Inc. (CZR) (holding weight*: 9.27 percent), an American hotel and casino entertainment company, MGM Resorts International (MGM) (holding weight*: 2.85 percent), a global hospitality and entertainment company, and Wynn Resorts Ltd. (WYNN) (holding weight*: 1.16 percent), a developer and operator of high end hotels and casinos, including Macau. Although WYNN declined 8.7 percent in the final fiscal quarter, as China enhanced regulations on gaming, over-spending, and private tutoring to support Xi Jinping’s common prosperity agenda, the stock increased 24.0 percent during the fiscal year. During the 12-month period, CZR and MGM surged 144.2 percent and 129.3 percent, respectively, as CZR expanded its capabilities in the sports betting world and MGM cleaned up some lower performing business lines.

Residential is one of the largest real estate industries in the benchmark index at approximately 15 percent. The Fund maintained an approximate 8 percent exposure to the industry over the fiscal year. Overall, the Fund’s exposure detracted from relative performance as American Homes 4 Rent – A (AMH) (holding weight*: 2.51 percent), a collection of more than 50,000 single-family rentals across 22 states, increased 45.0 percent while the residential real estate industry in the benchmark index surged 68.3 percent during the same time period. The Fund had a similar experience within the office real estate industry. The Fund held Alexandria Real Estate Equities (ARE) (holding weight*: 3.67 percent), an owner of office buildings and laboratories leased to tenants in the life science and technology industries, which appreciated 38.1 percent during the fiscal year. However, the industry group as a whole increased 45.7 percent, causing ARE to be listed as a relative detractor from performance.

Sub-Adviser Outlook

The Sub-Adviser believes that real estate performs better over time when it is more difficult to supply, the demand is less cyclical, and tenants are reluctant to leave. Therefore, the Fund generally has higher weightings in real estate sectors that share these four characteristics: oligopoly or duopoly sector structure; high barriers to entry for new owners/developers; high barriers to exit for tenants; and secular demand drivers underlying the user side of the business. The Sub-Adviser is confident that it may continue to find combinations of these four characteristics (or some subset), which creates a competitive landscape where tenants have fewer options to move or play one building owner against another. The Sub-Adviser believes that over the long-term, the properties with these characteristics potentially can command higher occupancy rates and better rents.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 10/31/2021.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2021

		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	32.81%	11.19%	11.25%
Class A with load of 5.75%	24.84%	9.61%	10.32%
Class A without load	32.48%	10.92%	10.97%
Class C	31.50%	10.07%	10.14%
Dow Jones U.S. Real Estate Total Return Index	44.20%	11.24%	10.97%
Morningstar Real Estate Category	47.91%	9.79%	10.10%

(a)	Total Returns are calculated based on traded NAVs.

The Dow Jones U.S. Real Estate Total Return Index is designed to track the performance of real estate investment trusts (REITs) and other companies that invest directly or indirectly in real estate through development, management, or ownership, including property agencies. Investors cannot invest directly in an index or benchmark.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITs of various types. REITs are companies that develop and manage real estate properties.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.20% for Class N, 2.20% for Class C and 1.45% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 99.8%
	DATA CENTER REIT - 3.0%
3,981	Equinix, Inc.	$3,332,376

	INDUSTRIAL REIT - 7.5%
12,501	Innovative Industrial Properties, Inc.(a),(b)	3,288,888
11,892	Prologis, Inc.	1,723,864
24,851	Rexford Industrial Realty, Inc.	1,669,987
23,396	Terreno Realty Corporation	1,710,949
		8,393,688

	INFRASTRUCTURE REIT - 12.7%
30,259	American Tower Corporation	8,532,129
17,792	Crown Castle International Corporation	3,207,898
6,714	SBA Communications Corporation	2,318,546
		14,058,573

	LEISURE FACILITIES & SERVICES - 14.9%
94,872	Caesars Entertainment, Inc.(a),(b)	10,384,689
664,589	Drive Shack, Inc.(a),(b)	1,727,931
67,605	MGM Resorts International	3,188,252
14,431	Wynn Resorts Ltd.(a),(b)	1,295,904
		16,596,776
	MULTI ASSET CLASS REIT - 5.9%
986,258	DigitalBridge Group, Inc.(a),(b)	6,607,929

	OFFICE REIT - 3.7%
20,142	Alexandria Real Estate Equities, Inc.	4,111,788

	REAL ESTATE INVESTMENT TRUSTS - 3.8%
134,797	NewLake Capital Partners, Inc.(a),(b)	4,158,487

	REAL ESTATE OWNERS & DEVELOPERS - 0.4%
46,500	WeWork, Inc.	474,765

	RESIDENTIAL REIT - 9.0%
69,203	American Homes 4 Rent, Class A	2,809,642
19,390	Equity LifeStyle Properties, Inc.	1,638,649

See accompanying notes which are an integral part of these financial statements.

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Shares		Fair Value
	COMMON STOCKS — 99.8% (Continued)
	RESIDENTIAL REIT - 9.0% (Continued)
94,071	Invitation Homes, Inc.	$3,880,429
8,311	Sun Communities, Inc.	1,628,790
		9,957,510

	SELF-STORAGE REIT - 7.6%
16,393	Extra Space Storage, Inc.	3,235,486
17,277	Life Storage, Inc.	2,311,835
47,221	National Storage Affiliates Trust	2,949,424
		8,496,745
	SPECIALTY FINANCE - 7.9%
338,772	Fortress Transportation and Infrastructure Investors, LLC	8,845,337

	TECHNOLOGY SERVICES - 2.8%
35,950	CoStar Group, Inc.	3,093,498

	TELECOMMUNICATIONS - 20.6%
779,447	Chindata Group Holdings Ltd. - ADR(a),(b)	7,763,292
74,675	GDS Holdings Ltd. - ADR(a),(b)	4,435,695
195,224	Switch, Inc., Class A	4,935,263
372,754	Vnet Group, Inc. - ADR(a),(b)	5,844,783
		22,979,033

	TOTAL COMMON STOCKS (Cost $88,425,244)	111,106,505

	COLLATERAL FOR SECURITIES LOANED - 23.3%
25,982,301	Mount Vernon Liquid Assets Portfolio, LLC, 0.10% (Cost $25,982,301)(c),(d)	25,982,301

	TOTAL INVESTMENTS - 123.1% (Cost $114,407,545)	$137,088,806
	LIABILITIES IN EXCESS OF OTHER ASSETS - (23.1)%	(25,687,988)
	NET ASSETS - 100.0%	$111,400,818

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

Ltd.	- Limited Company

REIT	- Real Estate Investment Trust

See accompanying notes which are an integral part of these financial statements.

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $25,023,269 at October 31, 2021.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2021.

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Real Estate	43.5%	Consumer Discretionary	12.1%
Collateral for Securities Loaned	18.9%	Financials	6.4%
Communications	16.8%	Technology	2.3%
		Total	100.0%

*	Based on total value of investments as of October 31, 2021.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2021

	Dunham			Dunham			Dunham
	Corporate /	Dunham	Dunham	International	Dunham	Dunham	Focused
	Government	Floating Rate	High-Yield	Opportunity	Large Cap	Small Cap	Large Cap
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Value Fund	Value Fund	Growth Fund
Assets:
Investments in securities, at cost	$94,602,631	$209,115,367	$114,671,374	$69,132,871	$117,009,713	$96,079,242	$104,067,127
Investments in securities, at value	$95,255,023	$208,114,896	$116,459,786	$69,053,722	$168,352,443	$112,303,055	$226,895,558
Cash	2,944,789	3,750,081	3,859,301	3,250,694	5,288,843	1,113,121	3,829,867
Foreign currency, at value (cost $1,128,070)	—	—	—	1,127,470	—	—	—
Deposits with brokers (a)	—	—	—	308,169	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	307,043	—	—	—
Unrealized appreciation on futures	—	—	—	154,383	—	—	—
Receivable for securities sold	390,694	91,943,934	856,899	71,083	—	—	—
Interest and dividends receivable	460,485	629,714	1,546,375	949,876	218,208	37,400	13,233
Receivable for Fund shares sold	93,338	25,926	2,949	2,302	36,027	31,754	28,258
Prepaid expenses and other assets	17,514	26,761	18,151	26,228	18,439	52,380	25,785
Total Assets	99,161,843	304,491,312	122,743,461	75,250,970	173,913,960	113,537,710	230,792,701

Liabilities:
Payable for securities purchased	1,390,018	96,171,099	757,136	423,726	1,506,386	850,184	—
Payable for Fund shares redeemed	3,596	22,001	90,721	17,273	6,306	10,472	16,291
Payable to broker	—	—	—	240,000	—	—	—
Distributions payable	326	3,490	3,711	292	—	—	—
Payable upon return of securities loaned	7,012,874	6,007,113	1,439,398	1,183,068	10,849,410	24,338,245	22,432,993
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	99,403	—	—	—
Unrealized depreciation on futures	—	—	—	232,566	—	—	—
Payable to adviser	38,259	121,315	60,950	36,847	85,820	47,867	110,116
Payable to sub-adviser	34,570	32,748	28,913	42,698	67,681	10,531	34,144
Payable for distribution fees	6,996	10,372	19,860	1,962	16,900	7,724	38,956
Payable for administration fees	24,537	21,614	14,607	17,284	3,702	4,344	4,952
Payable for fund accounting fees	1,943	5,194	2,606	1,602	3,193	2,054	4,420
Payable for transfer agent fees	5,051	4,989	3,959	3,709	4,063	4,313	5,143
Payable for custody fees	7,659	1,652	2,643	10,633	243	1,062	1,312
Payable for third party administrative servicing fees	871	—	1,226	1,079	1,625	1,742	3,779
Accrued expenses and other liabilities	18,870	20,841	28,297	17,642	22,308	18,698	21,770
Total Liabilities	8,545,570	102,422,428	2,454,027	2,329,784	12,567,637	25,297,236	22,673,876

Net Assets	$90,616,273	$202,068,884	$120,289,434	$72,921,186	$161,346,323	$88,240,474	$208,118,825

Net Assets:
Paid in capital	$90,915,663	$215,854,658	$123,928,671	$73,007,032	$100,213,368	$63,067,158	$70,877,712
Accumulated earnings (loss)	(299,390)	(13,785,774)	(3,639,237)	(85,846)	61,132,955	25,173,316	137,241,113
Net Assets	$90,616,273	$202,068,884	$120,289,434	$72,921,186	$161,346,323	$88,240,474	$208,118,825

Net Asset Value Per Share
Class N Shares:
Net Assets	$78,344,863	$173,112,149	$101,951,398	$62,422,762	$129,640,728	$72,650,864	$156,938,401
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	5,436,662	18,852,575	10,914,887	6,802,212	6,617,431	3,896,119	3,571,261
Net asset value, offering and redemption price per share	$14.41	$9.18	$9.34	$9.18	$19.59	$18.65	$43.94

Class A Shares:
Net Assets	$9,592,918	$22,224,776	$13,592,085	$9,178,579	$27,022,778	$12,795,158	$37,269,858
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	666,614	2,423,000	1,439,404	1,010,485	1,388,572	698,637	872,272
Net asset value and redemption price per share *	$14.39	$9.17	$9.44	$9.08	$19.46	$18.31	$42.73
Front-end sales charge factor	0.9550	0.9550	0.9550	0.9550	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$15.07	$9.60	$9.88	$9.51	$20.65	$19.43	$45.34

Class C Shares:
Net Assets	$2,678,492	$6,731,959	$4,745,951	$1,319,845	$4,682,817	$2,794,452	$13,910,566
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	187,506	733,516	510,842	149,224	254,483	177,990	353,667
Net asset value, offering and redemption price per share	$14.28	$9.18	$9.29	$8.84	$18.40	$15.70	$39.33

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(a)	See Section 2.k. in the notes for the breakout by counterparty.

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2021

		Dunham				Dunham
	Dunham	Emerging	Dunham	Dunham	Dunham	Monthly	Dunham
	Small Cap	Markets	International	Dynamic Macro	Long/Short	Distribution	Real Estate
	Growth Fund	Stock Fund	Stock Fund	Fund	Credit Fund	Fund	Stock Fund
Assets:
Investments in securities, at cost	$63,481,905	$115,573,225	$162,783,644	$21,324,858	$231,852,376	$208,441,742	$114,407,545
Investments in securities, at value	$87,416,027	$137,033,954	$191,621,815	$25,330,867	$233,683,988	$224,080,089	$137,088,806
Cash	2,847,370	805,793	1,533,878	1,141,716	10,282,287	5,524,659	866,316
Foreign currency, at value (cost $0, $117,984, $141,831, $831, $72, $37,382 and $0 respectively)	—	117,984	136,931	806	1	36,935	—
Deposit with brokers (a)	—	—	—	—	4,961,348	176,937,508	—
Deposit with brokers for futures (a)	—	—	—	19,409	—	—	—
Unrealized appreciation on futures	—	—	—	110,075	458,457	—	—
Unrealized appreciation on swap contracts	—	—	—	—	105,189	—	—
Premiums paid on swap contracts	—	—	—	—	226,228	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	—	20,766	—
Receivable for securities sold	—	761,247	2,054,086	—	—	12,163,802	—
Interest and dividends receivable	185	100,316	839,445	448	1,248,822	83,276	4,280
Receivable for Fund shares sold	27,977	55,838	35,813	723	425,376	38,876	13,357
Prepaid expenses and other assets	23,117	18,807	24,045	19,743	20,997	22,208	20,430
Total Assets	90,314,676	138,893,939	196,246,013	26,623,787	251,412,693	418,908,119	137,993,189

Liabilities:
Option contracts written (premiums received $32,845)	—	—	—	29,325	—	—	—
Securities sold short (proceeds $112,790,970)	—	—	—	—	—	134,200,173	—
Payable upon return of securities loaned	1,242,020	992,623	10,190,020	6,750	18,656,855	—	25,982,301
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—	—	93,555	—
Accrued foreign capital gains tax on appreciated securities	—	628,196	—	—	—	—	—
Payable for securities purchased	1,529,949	193,231	2,254,552	—	—	11,802,054	483,803
Payable for Fund shares redeemed	5,980	3,706	22,700	17,365	37,363	176,148	4,828
Distributions Payable	—	—	—	—	8,461	30,038	—
Premiums received on swap contracts	—	—	—	—	2,734,111	—	—
Unrealized depreciation on swap contracts	—	—	—	—	81,417	—	—
Unrealized depreciation on futures	—	—	—	271,581	66,237	—	—
Payable for dividend on short sales	—	—	—	—	—	30,784	—
Payable to adviser	46,004	74,300	99,819	14,239	125,456	149,986	59,778
Payable to sub-adviser	67,559	93,611	145,468	25,686	164,910	46,053	14,763
Payable for distribution fees	18,918	12,228	18,129	3,735	18,877	43,570	6,206
Payable for administration fees	3,912	10,707	18,717	6,908	17,693	34,660	9,152
Payable for fund accounting fees	1,921	2,697	3,790	1,512	4,573	8,347	2,295
Payable for transfer agent fees	2,496	4,375	5,222	3,244	6,617	7,210	4,286
Payable for custody fees	1,142	36,410	41,852	2,106	4,626	13,401	1,931
Payable for third party administrative servicing fees	3,255	2,467	3,047	1,392	5,939	7,908	4,517
Accrued expenses and other liabilities	17,331	26,135	19,469	20,687	47,377	94,635	18,511
Total Liabilities	2,940,487	2,080,686	12,822,785	404,530	21,980,512	146,738,522	26,592,371

Net Assets	$87,374,189	$136,813,253	$183,423,228	$26,219,257	$229,432,181	$272,169,597	$111,400,818

Net Assets:
Paid in capital	$50,701,305	$106,287,142	$130,579,051	$23,499,223	$223,539,741	$281,920,772	$81,859,934
Accumulated earnings (loss)	36,672,884	30,526,111	52,844,177	2,720,034	5,892,440	(9,751,175)	29,540,884
Net Assets	$87,374,189	$136,813,253	$183,423,228	$26,219,257	$229,432,181	$272,169,597	$111,400,818

Net Asset Value Per Share
Class N Shares:
Net Assets	$63,287,111	$112,289,835	$150,921,778	$21,043,341	$195,873,597	$219,703,261	$91,552,913
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	2,265,642	5,985,580	7,152,190	1,876,200	20,190,841	6,826,305	4,287,090
Net asset value, offering and redemption price per share	$27.93	$18.76	$21.10	$11.22	$9.70	$32.18	$21.36

Class A Shares:
Net Assets	$20,357,090	$21,174,309	$26,671,529	$4,030,409	$29,040,102	$33,154,963	$15,112,142
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	781,855	1,157,451	1,275,164	362,614	3,000,702	1,075,365	703,652
Net asset value, and redemption price per share *	$26.04	$18.29	$20.92	$11.11	$9.68	$30.83	$21.48
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$27.63	$19.41	$22.20	$11.79	$10.27	$32.71	$22.79

Class C Shares:
Net Assets	$3,729,988	$3,349,109	$5,829,921	$1,145,507	$4,518,482	$19,311,373	$4,735,763
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	200,348	196,199	296,479	109,245	483,546	830,403	239,452
Net asset value, offering and redemption price per share	$18.62	$17.07	$19.66	$10.49	$9.34	$23.26	$19.78

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(a)	See Section 2.k. in the notes for the breakout by counterparty.

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2021

	Dunham			Dunham			Dunham
	Corporate /	Dunham	Dunham	International	Dunham	Dunham	Focused
	Government	Floating Rate	High-Yield	Opportunity	Large Cap	Small Cap	Large Cap
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Value Fund	Value Fund	Growth Fund
Investment Income:
Interest income	$2,252,680	$7,114,798	$5,997,717	$2,682,871	$78	$16	$64
Dividend income	16,021	51,234	—	—	2,444,203	1,289,206	365,823
Securities lending income - net	7,853	2,209	6,049	10,861	5,023	6,699	13,876
Less: Foreign withholding taxes	—	—	—	(26,089)	—	—	—
Total Investment Income	2,276,554	7,168,241	6,003,766	2,667,643	2,449,304	1,295,921	379,763

Operating Expenses:
Investment advisory fees	445,903	1,109,864	687,101	402,376	875,806	488,526	1,213,479
Sub-advisory fees	267,542	517,937	366,454	301,782	404,218	338,210	653,412
Sub-advisory performance fees	81,474	(281,153)	24,477	210,055	(26,890)	(222,203)	(59,533)
Fund accounting fees	12,658	26,625	14,274	8,278	18,678	9,881	25,764
Distribution fees- Class C Shares	21,548	51,608	36,522	10,139	45,236	26,756	125,941
Distribution fees- Class A Shares	23,720	53,324	33,632	21,929	57,309	28,190	87,309
Administration fees	145,308	123,988	96,917	106,386	48,400	37,699	66,186
Registration fees	46,623	41,292	46,242	39,685	47,851	48,711	46,901
Transfer agent fees	31,683	39,934	37,599	29,483	34,233	25,567	42,249
Custodian fees	29,885	3,762	9,776	44,732	6,497	6,966	8,301
Professional fees	17,558	23,100	18,286	18,071	20,086	17,644	21,716
Chief Compliance Officer fees	8,548	17,673	9,998	6,268	12,900	7,199	17,467
Printing and postage expense	15,467	19,868	16,618	15,363	16,506	12,198	20,273
Trustees’ fees	3,351	7,653	3,435	2,983	5,899	3,201	8,479
Insurance expense	942	3,402	1,949	701	1,599	1,011	2,051
Interest expense	275	1,400	—	3,188	—	1,427	644
Third party administrative servicing fees	2,351	1,799	5,200	1,702	6,074	5,900	20,354
Miscellaneous expenses	5,960	10,666	5,067	3,090	8,435	5,530	9,368
Total Operating Expenses	1,160,796	1,772,742	1,413,547	1,226,211	1,582,837	842,413	2,310,361
Less: Fees paid indirectly	—	—	—	—	(778)	(1,116)	—
Net Operating Expenses	1,160,796	1,772,742	1,413,547	1,226,211	1,582,059	841,297	2,310,361

Net Investment Income (Loss)	1,115,758	5,395,499	4,590,219	1,441,432	867,245	454,624	(1,930,598)

Realized and Unrealized Gain (Loss) on Investments, Futures, Swap Contracts, Foreign Currency Translations, and Forward Foreign Currency Exchange Contracts:
Net realized gain (loss) from:
Investments	663,320	(704,426)	3,485,153	437,594	10,381,354	15,659,426	19,114,247
Futures	—	—	—	3,268	—	—	—
Swap contracts	—	—	—	71,570	—	—	—
Forward foreign currency exchange contracts	—	—	—	399,063	—	—	—
Net realized gain (loss) from:	663,320	(704,426)	3,485,153	911,495	10,381,354	15,659,426	19,114,247
Net change in unrealized appreciation (depreciation) on:
Investments	(862,438)	6,505,769	1,712,224	(202,640)	34,943,028	14,013,471	35,550,794
Futures	—	—	—	(157,498)	—	—	—
Swap contracts	—	—	—	(25,563)	—	—	—
Forward foreign currency exchange contracts	—	—	—	(136,977)	—	—	—
Net change in unrealized appreciation (depreciation)	(862,438)	6,505,769	1,712,224	(522,678)	34,943,028	14,013,471	35,550,794
Net Realized and Unrealized Gain (Loss)	(199,118)	5,801,343	5,197,377	388,817	45,324,382	29,672,897	54,665,041

Net Increase in Net Assets Resulting From Operations	$916,640	$11,196,842	$9,787,596	$1,830,249	$46,191,627	$30,127,521	$52,734,443

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended October 31, 2021

		Dunham				Dunham
	Dunham	Emerging	Dunham	Dunham	Dunham	Monthly	Dunham
	Small Cap	Markets	International	Dynamic Macro	Long/Short	Distribution	Real Estate
	Growth Fund	Stock Fund	Stock Fund	Fund	Credit Fund	Fund	Stock Fund
Investment Income:
Interest income	$46	$45	$79	$5,509	$4,106,583	$2,963	$18
Dividend income	274,256	2,541,137	6,209,787	181,950	458,779	2,258,821	1,239,603
Securities lending income - net	7,622	16,900	43,835	16,588	26,015	4,307	20,223
Less: Foreign withholding taxes	(171)	(325,800)	(672,148)	—	—	79,620	(14,927)
Total Investment Income	281,753	2,232,282	5,581,553	204,047	4,591,377	2,345,711	1,244,917

Operating Expenses:
Investment advisory fees	508,151	781,916	1,073,723	165,365	1,198,597	1,540,564	623,627
Sub-advisory fees	390,885	541,327	1,073,718	190,806	1,106,397	1,422,059	431,742
Sub-advisory performance fees	332,297	302,034	503,755	26,386	713,927	(889,553)	50,411
Fund accounting fees	11,079	16,718	20,907	4,537	24,211	35,928	13,397
Distribution fees- Class C Shares	34,815	35,509	59,404	11,952	40,771	214,019	40,883
Distribution fees- Class A Shares	48,480	47,588	64,374	10,108	57,862	80,659	34,355
Administration fees	39,496	66,204	118,387	25,709	93,149	103,364	45,172
Registration fees	49,221	48,055	48,365	45,085	51,437	56,163	49,427
Transfer agent fees	26,548	33,578	49,118	21,340	41,483	50,066	29,767
Custodian fees	11,560	140,801	202,912	6,382	14,901	110,099	7,001
Professional fees	17,086	28,280	20,972	14,716	23,902	28,368	18,113
Chief Compliance Officer fees	7,401	12,099	16,002	2,800	17,877	22,800	9,199
Printing and postage expense	12,385	14,002	15,263	8,702	24,567	74,202	13,142
Trustees’ fees	3,201	4,500	6,300	1,040	8,931	13,567	4,399
Insurance expense	1,000	1,449	2,500	799	2,800	4,599	1,000
Interest expense	1,119	1,781	1,267	1,000	—	—	231
Third party administrative servicing fees	13,382	9,199	8,099	2,631	22,799	22,634	16,301
Dividend expense on short sales	—	—	—	—	—	1,306,064	—
Broker Fees	—	—	—	—	—	614,256	—
Miscellaneous expenses	5,818	12,132	9,366	5,946	8,600	9,901	6,238
Total Operating Expenses	1,513,924	2,097,172	3,294,432	545,304	3,452,211	4,819,759	1,394,405
Less: Fees paid indirectly	(633)	—	—	—	—	—	—
Net Operating Expenses	1,513,291	2,097,172	3,294,432	545,304	3,452,211	4,819,759	1,394,405

Net Investment Income (Loss)	(1,231,538)	135,110	2,287,121	(341,257)	1,139,166	(2,474,048)	(149,488)

Realized and Unrealized Gain (Loss) on Investments, Futures, Purchased Options, Securities Sold Short, Written Options, Swap Contracts, Foreign Currency Transactions and Foreign Currency Translations:
Net realized gain (loss) from:
Investments	18,441,711	11,296,250	24,008,318	1,251,584	4,504,678	30,967,756	7,630,466
Futures	—	—	—	739,759	1,387,571	—	—
Purchased options	—	—	—	(548,123)	—	(1,540,129)	—
Securities sold short	—	—	—	—	—	(19,448,358)	—
Written options	—	—	—	275,876	—	(116,543)	—
Swap contracts	—	—	—	—	(1,268,445)	959,475	—
Foreign currency exchange contracts	—	(92,055)	(90,723)	(15,804)	(6,073)	(131,291)	—
Net realized gain	18,441,711	11,204,195	23,917,595	1,703,292	4,617,731	10,690,910	7,630,466
Net change in unrealized appreciation (depreciation) on:
Investments	10,669,060	5,950,403	21,600,892	2,021,121	696,748	16,677,042	16,332,614
Futures	—	—	—	(74,250)	(65,198)	—	—
Purchased options	—	—	—	(267,750)	—	92,399	—
Securities sold short	—	—	—	—	—	(21,333,450)	—
Written options	—	—	—	244,734	—	(262,914)	—
Swap contracts	—	—	—	—	(58,884)	(827,327)	—
Foreign currency transactions	—	—	—	(16,344)	4,318	179,579	—
Foreign currency exchange contracts	—	—	—	—	—	(72,789)	—
Net change in foreign capital gains tax on appreciated securities	—	(628,196)	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	10,669,060	5,322,207	21,600,892	1,907,511	576,984	(5,547,460)	16,332,614
Net Realized and Unrealized Gain	29,110,771	16,526,402	45,518,487	3,610,803	5,194,715	5,143,450	23,963,080

Net Increase in Net Assets Resulting From Operations	$27,879,233	$16,661,512	$47,805,608	$3,269,546	$6,333,881	$2,669,402	$23,813,592

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham
	Corporate/Government		Floating Rate		High-Yield		International Opportunity		Large Cap
	Bond Fund		Bond Fund		Bond Fund		Bond Fund		Value Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2021	October 31, 2020	October 31, 2021	Oct. 31, 2020	October 31, 2021	Oct. 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
Operations:
Net investment income	$1,115,758	$1,077,643	$5,395,499	$6,442,891	$4,590,219	$4,650,895	$1,441,432	$838,662	$867,245	$1,049,259
Net realized gain (loss) from investments, futures, swaps and forward foreign currency exchange contracts	663,320	1,732,785	(704,426)	(7,085,316)	3,485,153	(1,387,495)	911,495	(1,009,321)	10,381,354	47,474
Net change in unrealized appreciation (depreciation) on investments, futures, foreign currency translations, swaps and forward foreign currency exchange contracts	(862,438)	(794,965)	6,505,769	(2,136,038)	1,712,224	(571,928)	(522,678)	(718,490)	34,943,028	(1,295,063)
Net Increase (Decrease) in Net Assets Resulting From Operations	916,640	2,015,463	11,196,842	(2,778,463)	9,787,596	2,691,472	1,830,249	(889,149)	46,191,627	(198,330)

Distributions to Shareholders From:
Distributions From Paid In Capital:
Class N	—	—	—	—	—	—	—	(274,560)	—	—
Class A	—	—	—	—	—	—	—	(45,800)	—	—
Class C	—	—	—	—	—	—	—	(9,090)	—	—
Total Distributions Paid
Class N	(1,111,747)	(949,575)	(5,232,288)	(5,328,056)	(3,923,046)	(3,823,771)	(1,404,947)	(514,559)	(885,281)	(2,138,221)
Class A	(113,506)	(133,239)	(661,563)	(743,023)	(508,571)	(543,084)	(196,625)	(72,765)	(159,962)	(567,650)
Class C	(19,976)	(53,743)	(178,039)	(242,384)	(162,670)	(218,910)	(24,098)	(10,799)	(13,236)	(158,781)
Total Distributions to Shareholders	(1,245,229)	(1,136,557)	(6,071,890)	(6,313,463)	(4,594,287)	(4,585,765)	(1,625,670)	(927,573)	(1,058,479)	(2,864,652)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	37,363,091	34,990,739	49,250,845	33,718,680	30,047,934	21,529,518	29,428,075	20,678,707	35,671,210	28,389,285
Class A	4,362,738	4,193,468	6,045,587	7,185,997	4,608,305	4,070,976	4,565,559	4,067,774	8,236,476	8,035,665
Class C	730,362	6,432,644	854,266	3,951,686	609,761	1,096,173	395,013	671,601	660,022	1,752,765
Reinvestment of distributions
Class N	1,108,792	942,707	5,216,097	5,311,644	3,902,928	3,798,687	1,403,554	788,679	882,505	2,127,987
Class A	110,697	129,509	644,688	720,108	485,370	516,172	193,529	116,057	147,796	521,958
Class C	19,637	51,829	168,317	230,928	147,452	192,957	23,805	20,043	13,125	156,442
Cost of shares redeemed
Class N	(20,862,705)	(18,325,009)	(21,169,647)	(53,806,194)	(19,327,337)	(30,929,031)	(9,894,782)	(11,474,732)	(16,306,551)	(16,938,775)
Class A	(3,338,641)	(3,486,843)	(4,799,310)	(9,088,943)	(4,261,225)	(4,588,405)	(2,353,597)	(1,606,257)	(5,925,541)	(7,186,295)
Class C	(954,395)	(6,314,796)	(1,307,869)	(5,498,878)	(915,443)	(4,089,688)	(292,489)	(923,407)	(1,474,929)	(2,959,714)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	18,539,576	18,614,248	34,902,974	(17,274,972)	15,297,745	(8,402,641)	23,468,667	12,338,465	21,904,113	13,899,318

Total Increase (Decrease) in Net Assets	18,210,987	19,493,154	40,027,926	(26,366,898)	20,491,054	(10,296,934)	23,673,246	10,521,743	67,037,261	10,836,336

Net Assets:
Beginning of Year	72,405,286	52,912,132	162,040,958	188,407,856	99,798,380	110,095,314	49,247,940	38,726,197	94,309,062	83,472,726
End of Year	$90,616,273	$72,405,286	$202,068,884	$162,040,958	$120,289,434	$99,798,380	$72,921,186	$49,247,940	$161,346,323	$94,309,062

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Small Cap		Focused Large Cap		Small Cap		Emerging Markets		International
	Value Fund		Growth Fund		Growth Fund		Stock Fund		Stock Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
Operations:
Net investment income (loss)	$454,624	$400,579	$(1,930,598)	$(1,554,421)	$(1,231,538)	$(763,173)	$135,110	$(215,323)	$2,287,121	$1,145,605
Net realized gain (loss) from investments, and foreign currency transactions	15,659,426	(5,471,307)	19,114,247	4,881,470	18,441,711	10,620,310	11,204,195	1,011,988	23,917,595	5,079,870
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions and capital gains on appreciated securities	14,013,471	(1,228,084)	35,550,794	41,424,027	10,669,060	8,033,898	5,322,207	10,338,265	21,600,892	(3,733,636)
Net Increase (Decrease) in Net Assets Resulting From Operations	30,127,521	(6,298,812)	52,734,443	44,751,076	27,879,233	17,891,035	16,661,512	11,134,930	47,805,608	2,491,839

Distributions to Shareholders From:
Total Distributions Paid
Class N	(485,740)	—	(2,769,774)	(2,555,392)	(6,664,517)	(690,260)	(125,901)	(534,182)	(981,773)	(2,225,640)
Class A	(77,307)	—	(811,011)	(797,547)	(2,433,036)	(198,920)	—	(86,590)	(161,146)	(455,807)
Class C	(4,934)	—	(289,087)	(315,113)	(608,456)	(52,820)	—	(9,790)	(3,018)	(103,682)
Total Distributions to Shareholders	(567,981)	—	(3,869,872)	(3,668,052)	(9,706,009)	(942,000)	(125,901)	(630,562)	(1,145,937)	(2,785,129)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	20,986,577	25,184,030	43,139,698	32,398,550	20,800,330	13,971,721	40,234,684	24,774,976	45,256,461	31,744,356
Class A	3,566,512	4,862,108	9,273,680	16,798,120	10,277,892	8,378,581	7,142,063	5,953,535	5,877,586	7,148,650
Class C	536,803	1,306,703	2,176,190	3,264,800	709,162	770,112	614,699	1,169,903	664,270	1,817,542
Reinvestment of distributions
Class N	483,618	—	2,685,861	2,518,739	6,476,423	679,654	125,588	531,994	977,525	2,218,149
Class A	76,511	—	774,617	701,996	2,209,269	182,948	—	85,495	158,869	448,520
Class C	4,890	—	260,537	290,053	602,421	52,391	—	9,428	2,970	102,577
Redemption fee proceeds
Class A	—	—	(36)	—	—	—	—	—	—	—
Cost of shares redeemed
Class N	(15,001,394)	(21,644,045)	(34,080,183)	(30,649,506)	(20,755,973)	(22,750,347)	(12,057,092)	(22,769,138)	(28,595,820)	(39,253,422)
Class A	(4,523,056)	(4,477,328)	(13,354,769)	(18,669,199)	(8,444,911)	(9,319,647)	(3,677,490)	(5,076,032)	(8,121,107)	(8,979,890)
Class C	(912,325)	(1,716,676)	(2,056,571)	(4,460,374)	(834,899)	(1,329,745)	(841,166)	(1,949,018)	(1,387,921)	(3,435,552)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	5,218,136	3,514,792	8,819,024	2,193,179	11,039,714	(9,364,332)	31,541,286	2,731,143	14,832,833	(8,189,070)

Total Increase (Decrease) in Net Assets	34,777,676	(2,784,020)	57,683,595	43,276,203	29,212,938	7,584,703	48,076,897	13,235,511	61,492,504	(8,482,360)

Net Assets:
Beginning of Year	53,462,798	56,246,818	150,435,230	107,159,027	58,161,251	50,576,548	88,736,356	75,500,845	121,930,724	130,413,084
End of Year	$88,240,474	$53,462,798	$208,118,825	$150,435,230	$87,374,189	$58,161,251	$136,813,253	$88,736,356	$183,423,228	$121,930,724

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Dynamic Macro		Long/Short		Monthly Distribution		Real Estate
	Fund		Credit Fund		Fund		Stock Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
Operations:
Net investment income (loss)	$(341,257)	$(37,593)	$1,139,166	$1,297,343	$(2,474,048)	$(1,819,208)	$(149,488)	$326,102
Net realized gain (loss) from investments, futures, purchased options, securities sold short, written options, swap contracts and foreign currency transactions	1,703,292	(974,927)	4,617,731	2,422,124	10,690,910	3,485,592	7,630,466	6,129,153
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, securities sold short, written options, and foreign currency translations	1,907,511	(590,189)	576,984	61,831	(5,547,460)	(2,482,226)	16,332,614	(5,861,968)

Net Increase (Decrease) in Net Assets Resulting From Operations	3,269,546	(1,602,709)	6,333,881	3,781,298	2,669,402	(815,842)	23,813,592	593,287

Distributions to Shareholders From:
Distributions From Paid In Capital:
Class N	—	—	—	—	(2,379,879)	(4,434,069)	—	—
Class A	—	—	—	—	(387,771)	(1,044,734)	—	—
Class C	—	—	—	—	(312,062)	(1,045,165)	—	—
Total Distributions Paid
Class N	(135,675)	—	(3,356,255)	(1,583,036)	(3,665,355)	(1,593,496)	(4,866,699)	(2,908,216)
Class A	(12,837)	—	(447,166)	(240,353)	(707,769)	(375,488)	(967,474)	(633,067)
Class C	—	—	(72,450)	(66,771)	(631,174)	(386,677)	(282,450)	(191,872)
Total Distributions to Shareholders	(148,512)	—	(3,875,871)	(1,890,160)	(8,084,010)	(8,879,629)	(6,116,623)	(3,733,155)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	4,773,495	7,671,389	105,287,518	75,882,935	86,626,522	47,289,525	29,537,589	25,769,077
Class A	1,027,623	2,173,289	15,532,775	10,189,719	8,503,404	9,578,927	4,330,490	7,442,319
Class C	122,726	584,749	1,750,991	5,528,260	1,900,124	3,397,393	1,508,116	1,455,575
Reinvestment of distributions
Class N	134,970	—	3,229,140	1,535,217	5,924,043	5,866,476	4,827,354	2,900,499
Class A	12,761	—	419,491	225,928	980,344	1,233,347	957,510	622,675
Class C	—	—	67,601	63,281	784,135	1,176,250	280,569	190,337
Cost of shares redeemed
Class N	(10,012,675)	(14,850,727)	(24,965,410)	(36,079,584)	(29,160,238)	(69,675,608)	(10,723,310)	(15,710,802)
Class A	(2,602,857)	(4,454,908)	(4,343,613)	(4,654,840)	(8,774,650)	(18,156,754)	(4,086,037)	(5,277,842)
Class C	(400,312)	(1,193,068)	(1,194,718)	(5,831,685)	(5,777,804)	(13,718,987)	(769,703)	(1,248,459)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(6,944,269)	(10,069,276)	95,783,775	46,859,231	61,005,880	(33,009,431)	25,862,578	16,143,379

Total Increase (Decrease) in Net Assets	(3,823,235)	(11,671,985)	98,241,785	48,750,369	55,591,272	(42,704,902)	43,559,547	13,003,511

Net Assets:
Beginning of Year	30,042,492	41,714,477	131,190,396	82,440,027	216,578,325	259,283,227	67,841,271	54,837,760
End of Year	$26,219,257	$30,042,492	$229,432,181	$131,190,396	$272,169,597	$216,578,325	$111,400,818	$67,841,271

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.44	$14.02	$13.06	$13.82	$13.92
Income (loss) from investment operations:
Net investment income*	0.19	0.28	0.36	0.34	0.31
Net realized and unrealized gain (loss)	(0.01)	0.44	0.96	(0.74)	(0.08)
Total income (loss) from investment operations	0.18	0.72	1.32	(0.40)	0.23
Less distributions:
Distributions from net investment income	(0.21)	(0.30)	(0.36)	(0.36)	(0.33)
Total distributions	(0.21)	(0.30)	(0.36)	(0.36)	(0.33)
Net asset value, end of year	$14.41	$14.44	$14.02	$13.06	$13.82
Total return + #	1.23%	5.17%	10.27%	(2.93)%	1.72%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$78,345	$61,209	$42,730	$41,151	$62,757
Ratios of expenses to average net assets:	1.25%	1.24%	1.20%	1.20%	1.35%
Ratios of net investment income to average net assets:	1.30%	1.99%	2.68%	2.53%	2.27%
Portfolio turnover rate	59%	75%	76%	92%	61%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.42	$14.01	$13.04	$13.80	$13.90	$14.31	$13.91	$12.95	$13.71	$13.81
Income (loss) from investment operations:
Net investment income*	0.15	0.25	0.33	0.31	0.28	0.08	0.18	0.26	0.24	0.21
Net realized and unrealized gain (loss)	(0.01)	0.42	0.97	(0.74)	(0.08)	(0.01)	0.41	0.96	(0.74)	(0.08)
Total income (loss) from investment operations	0.14	0.67	1.30	(0.43)	0.20	0.07	0.59	1.22	(0.50)	0.13
Less distributions:
Distributions from net investment income	(0.17)	(0.26)	(0.33)	(0.33)	(0.30)	(0.10)	(0.19)	(0.26)	(0.26)	(0.23)
Total distributions	(0.17)	(0.26)	(0.33)	(0.33)	(0.30)	(0.10)	(0.19)	(0.26)	(0.26)	(0.23)
Net asset value, end of year	$14.39	$14.42	$14.01	$13.04	$13.80	$14.28	$14.31	$13.91	$12.95	$13.71
Total return + #	0.98%	4.84%	10.09%	(3.17)%	1.47%	0.49%	4.29%	9.53%	(3.67)%	0.98%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$9,593	$8,490	$7,510	$5,311	$6,260	$2,678	$2,886	$2,672	$2,760	$3,199
Ratios of expenses to average net assets:	1.50%	1.49%	1.45%	1.45%	1.60%	2.00%	1.99%	1.95%	1.95%	2.10%
Ratios of net investment income to average net assets:	1.05%	1.75%	2.41%	2.31%	2.01%	0.56%	1.31%	1.92%	1.81%	1.52%
Portfolio turnover rate	59%	75%	76%	92%	61%	59%	75%	76%	92%	61%

*	The net investment income per share data was determined using the average shares outstanding throughout each year

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.90	$9.36	$9.62	$9.73	$9.70
Income (loss) from investment operations:
Net investment income*	0.27	0.34	0.44	0.40	0.35
Net realized and unrealized gain (loss)	0.32	(0.47)	(0.26)	(0.11)	0.03
Total income (loss) from investment operations	0.59	(0.13)	0.18	0.29	0.38
Less distributions:
Distributions from net investment income	(0.31)	(0.33)	(0.44)	(0.40)	(0.35)
Total distributions	(0.31)	(0.33)	(0.44)	(0.40)	(0.35)
Net asset value, end of year	$9.18	$8.90	$9.36	$9.62	$9.73
Total return + #	6.63%	(1.30)%	1.99%	3.02%	4.01%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$173,112	$135,536	$157,757	$164,936	$157,485
Ratios of expenses to average net assets:	0.90%	1.00%	1.01%	0.97%	1.03%
Ratios of net investment income to average net assets:	2.97%	3.81%	4.60%	4.08%	3.60%
Portfolio turnover rate	135%	76%	44%	79%	91%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.89	$9.35	$9.61	$9.72	$9.70	$8.89	$9.35	$9.62	$9.73	$9.69
Income (loss) from investment operations:
Net investment income*	0.25	0.32	0.41	0.37	0.32	0.21	0.27	0.37	0.33	0.28
Net realized and unrealized gain (loss)	0.32	(0.47)	(0.25)	(0.11)	0.03	0.32	(0.46)	(0.27)	(0.11)	0.04
Total income (loss) from investment operations	0.57	(0.15)	0.16	0.26	0.35	0.53	(0.19)	0.10	0.22	0.32
Less distributions:
Distributions from net investment income	(0.29)	(0.31)	(0.42)	(0.37)	(0.33)	(0.24)	(0.27)	(0.37)	(0.33)	(0.28)
Total distributions	(0.29)	(0.31)	(0.42)	(0.37)	(0.33)	(0.24)	(0.27)	(0.37)	(0.33)	(0.28)
Net asset value, end of year	$9.17	$8.89	$9.35	$9.61	$9.72	$9.18	$8.89	$9.35	$9.62	$9.73
Total return + #	6.39%	(1.56)%	1.74%	2.77%	3.64%	5.98%	(2.06)%	1.13%	2.26%	3.31%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$22,225	$19,705	$21,997	$20,205	$16,229	$6,732	$6,800	$8,654	$7,236	$6,215
Ratios of expenses to average net assets:	1.15%	1.25%	1.26%	1.22%	1.28%	1.65%	1.75%	1.76%	1.72%	1.78%
Ratios of net investment income to average net assets:	2.73%	3.56%	4.36%	3.84%	3.33%	2.24%	3.07%	3.86%	3.43%	2.89%
Portfolio turnover rate	135%	76%	44%	79%	91%	135%	76%	44%	79%	91%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.88	$8.97	$8.72	$9.22	$8.94
Income (loss) from investment operations:
Net investment income*	0.38	0.41	0.45	0.44	0.42
Net realized and unrealized gain (loss)	0.46	(0.09)	0.26	(0.51)	0.30
Total income (loss) from investment operations	0.84	0.32	0.71	(0.07)	0.72
Less distributions:
Distributions from net investment income	(0.38)	(0.41)	(0.46)	(0.43)	(0.44)
Total distributions	(0.38)	(0.41)	(0.46)	(0.43)	(0.44)
Net asset value, end of year	$9.34	$8.88	$8.97	$8.72	$9.22
Total return + #	9.54%	3.74%	8.42%	(0.80)%	8.19%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$101,951	$83,009	$90,262	$94,596	$103,567
Ratios of expenses to average net assets:	1.17%	1.14%	1.12%	1.12%	1.19%
Ratios of net investment income to average net assets:	4.07%	4.69%	5.12%	4.84%	4.62%
Portfolio turnover rate	69%	75%	70%	101%	142%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.97	$9.06	$8.81	$9.29	$9.02	$8.83	$8.92	$8.68	$9.17	$8.88
Income (loss) from investment operations:
Net investment income*	0.36	0.39	0.44	0.42	0.40	0.31	0.34	0.39	0.37	0.35
Net realized and unrealized gain (loss)	0.47	(0.09)	0.25	(0.49)	0.28	0.46	(0.09)	0.25	(0.50)	0.30
Total income (loss) from investment operations	0.83	0.30	0.69	(0.07)	0.68	0.77	0.25	0.64	(0.13)	0.65
Less distributions:
Distributions from net investment income	(0.36)	(0.39)	(0.44)	(0.41)	(0.41)	(0.31)	(0.34)	(0.40)	(0.36)	(0.36)
Total distributions	(0.36)	(0.39)	(0.44)	(0.41)	(0.41)	(0.31)	(0.34)	(0.40)	(0.36)	(0.36)
Net asset value, end of year	$9.44	$8.97	$9.06	$8.81	$9.29	$9.29	$8.83	$8.92	$8.68	$9.17
Total return + #	9.29%	3.44%	8.07%	(0.82)%	7.70%	8.79%	2.95%	7.55%	(1.43)%	7.45%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$13,592	$12,127	$12,336	$12,393	$12,085	$4,746	$4,663	$7,497	$7,392	$7,785
Ratios of expenses to average net assets:	1.42%	1.39%	1.37%	1.37%	1.44%	1.92%	1.89%	1.87%	1.87%	1.94%
Ratios of net investment income to average net assets:	3.82%	4.44%	4.87%	4.60%	4.38%	3.32%	3.93%	4.37%	4.09%	3.88%
Portfolio turnover rate	69%	75%	70%	101%	142%	69%	75%	70%	101%	142%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.05	$9.43	$8.93	$9.32	$9.37
Income (loss) from investment operations:
Net investment income (loss)*	0.21	0.19	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.15	(0.37)	0.58	(0.35)	0.07
Total income (loss) from investment operations	0.36	(0.18)	0.55	(0.38)	0.04
Less distributions:
Distributions from net investment income	(0.23)	(0.11)	(0.04)	—	—
Distributions from net realized gains	—	(0.02)	(0.01)	(0.01)	(0.09)
Tax return of capital	—	(0.07)	—	—	—
Total distributions	(0.23)	(0.20)	(0.05)	(0.01)	(0.09)
Net asset value, end of year	$9.18	$9.05	$9.43	$8.93	$9.32
Total return + #	3.93%	(1.81)%	6.29%	(4.08)%	0.57%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$62,423	$41,346	$32,927	$31,838	$32,441
Ratios of expenses to average net assets:	1.78%	1.36%	1.36%	1.35%	1.54%
Ratios of net investment income (loss) to average net assets:	2.21%	2.08%	(0.30)%	(0.35)%	(0.37)%
Portfolio turnover rate	40%	138%	109%	45%	56%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.96	$9.34	$8.85	$9.26	$9.32	$8.73	$9.11	$8.66	$9.10	$9.22
Income (loss) from investment operations:
Net investment income (loss)*	0.18	0.17	(0.05)	(0.06)	(0.06)	0.13	0.10	(0.09)	(0.10)	(0.10)
Net realized and unrealized gain (loss)	0.14	(0.37)	0.57	(0.34)	0.09	0.14	(0.33)	0.55	(0.33)	0.07
Total income (loss) from investment operations	0.32	(0.20)	0.52	(0.40)	0.03	0.27	(0.23)	0.46	(0.43)	(0.03)
Less distributions:
Distributions from net investment income	(0.20)	(0.09)	(0.02)	—	—	(0.16)	(0.06)	—	—	—
Distributions from net realized gains	—	(0.02)	(0.01)	(0.01)	(0.09)	—	(0.02)	(0.01)	(0.01)	(0.09)
Tax return of capital	—	(0.07)	—	—	—	—	(0.07)	—	—	—
Total distributions	(0.20)	(0.18)	(0.03)	(0.01)	(0.09)	(0.16)	(0.15)	(0.01)	(0.01)	(0.09)
Net asset value, end of year	$9.08	$8.96	$9.34	$8.85	$9.26	$8.84	$8.73	$9.11	$8.66	$9.10
Total return + #	3.60%	(2.03)%	5.98%	(4.32)%	0.46%	3.07%	(2.48)%	5.36%	(4.72)%	(0.19)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$9,179	$6,722	$4,357	$3,802	$2,968	$1,320	$1,180	$1,442	$1,366	$1,330
Ratios of expenses to average net assets:	2.03%	1.61%	1.61%	1.60%	1.79%	2.53%	2.11%	2.11%	2.10%	2.29%
Ratios of net investment income (loss) to average net assets:	1.96%	1.91%	(0.55)%	(0.59)%	(0.63)%	1.44%	1.21%	(1.05)%	(1.10)%	(1.11)%
Portfolio turnover rate	40%	138%	109%	45%	56%	40%	138%	109%	45%	56%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout the year

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflec the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.58	$14.96	$14.18	$14.16	$12.22
Income (loss) from investment operations:
Net investment income *	0.13	0.17	0.18	0.14	0.15
Net realized and unrealized gain (loss)	6.03	(1.03)	1.29	0.15	2.01
Total income (loss) from investment operations	6.16	(0.86)	1.47	0.29	2.16
Less distributions:
Distributions from net investment income	(0.15)	(0.18)	(0.15)	(0.13)	(0.22)
Distributions from net realized gains	—	(0.34)	(0.54)	(0.14)	—
Total distributions	(0.15)	(0.52)	(0.69)	(0.27)	(0.22)
Net asset value, end of year	$19.59	$13.58	$14.96	$14.18	$14.16
Total return + #	45.69%	(6.15)%	11.37%	1.98%	17.84%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$129,641	$73,557	$61,791	$55,428	$55,155
Ratios of expenses to average net assets:
Before fees paid indirectly	1.10%	1.24%	1.14%	1.30%	1.13%
After fees paid indirectly	1.10%	1.24%	1.14%	1.30%	1.12%
Ratios of net investment income to average net assets:
Before fees paid indirectly	0.72%	1.25%	1.30%	0.94%	1.12%
After fees paid indirectly	0.72%	1.25%	1.30%	0.94%	1.13%
Portfolio turnover rate	33%	43%	44%	45%	61%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.50	$14.87	$14.11	$14.10	$12.16	$12.80	$14.17	$13.45	$13.47	$11.65
Income (loss) from investment operations:
Net investment income (loss)*	0.08	0.14	0.15	0.10	0.11	(0.04)	0.03	0.04	(0.01)	0.02
Net realized and unrealized gain (loss)	6.00	(1.03)	1.27	0.15	2.02	5.69	(0.98)	1.23	0.15	1.92
Total income (loss) from investment operations	6.08	(0.89)	1.42	0.25	2.13	5.65	(0.95)	1.27	0.14	1.94
Less distributions:
Distributions from net investment income	(0.12)	(0.14)	(0.12)	(0.10)	(0.19)	(0.05)	(0.08)	(0.01)	(0.02)	(0.12)
Distributions from net realized gains	—	(0.34)	(0.54)	(0.14)	—	—	(0.34)	(0.54)	(0.14)	—
Total distributions	(0.12)	(0.48)	(0.66)	(0.24)	(0.19)	(0.05)	(0.42)	(0.55)	(0.16)	(0.12)
Net asset value, end of year	$19.46	$13.50	$14.87	$14.11	$14.10	$18.40	$12.80	$14.17	$13.45	$13.47
Total return + #	45.28%	(6.33)%	11.00%	1.71%	17.66%	44.20%	(7.05)%	10.24%	1.00%	16.72%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$27,023	$16,855	$16,363	$12,525	$10,174	$4,683	$3,897	$5,319	$4,167	$4,640
Ratios of expenses to average net assets:
Before fees paid indirectly	1.35%	1.49%	1.39%	1.55%	1.38%	2.10%	2.24%	2.14%	2.30%	2.13%
After fees paid indirectly	1.35%	1.49%	1.39%	1.55%	1.37%	2.10%	2.24%	2.14%	2.30%	2.12%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly	0.47%	1.00%	1.05%	0.70%	0.84%	(0.27)%	0.23%	0.30%	(0.07)%	0.14%
After fees paid indirectly	0.47%	1.00%	1.05%	0.70%	0.85%	(0.27)%	0.23%	0.30%	(0.07)%	0.15%
Portfolio turnover rate	33%	43%	44%	45%	61%	33%	43%	44%	45%	61%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2021	2020	2019		2018		2017
Net asset value, beginning of year	$11.91	$14.67	$15.72		$17.47		$14.41
Income (loss) from investment operations:
Net investment income (loss) *	0.11	0.10	(0.00	) (a)	0.00	(a)	0.07
Net realized and unrealized gain (loss)	6.78	(2.86)	0.65		0.10	(b)	3.57
Total income (loss) from investment operations	6.89	(2.76)	0.65		0.10		3.64
Less distributions:
Distributions from net investment income	(0.14)	—	—		(0.04)		(0.10)
Distributions from net realized gains	(0.01)	—	(1.70)		(1.81)		(0.48)
Total distributions	(0.15)	—	(1.70)		(1.85)		(0.58)
Net asset value, end of year	$18.65	$11.91	$14.67		$15.72		$17.47
Total return + #	58.16%	(18.81)%	6.15%		0.37%		25.55%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$72,651	$42,444	$43,564		$37,248		$22,710
Ratios of expenses to average net assets:
Before fees paid indirectly	1.05%	1.26%	1.72%		1.54%		1.32%
After fees paid indirectly	1.05%	1.17%	1.72%		1.54%		1.32%
Ratios of net investment income (loss) to average net assets: (c) !
Before fees paid indirectly	0.67%	0.72%	(0.01)%		0.01%		0.45%
After fees paid indirectly	0.67%	0.81%	(0.01)%		0.01%		0.45%
Portfolio turnover rate	87%	135%	85%		101%		100%

	Class A							Class C
	Year Ended October 31,							Year Ended October 31,
	2021	2020	2019		2018		2017	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.70	$14.45	$15.55		$17.31		$14.29	$10.05	$12.51	$13.81	$15.67	$13.02
Income (loss) from investment operations:
Net investment income (loss) *	0.08	0.07	(0.04)		(0.04)		0.03	(0.04)	(0.02)	(0.12)	(0.15)	(0.08)
Net realized and unrealized gain (loss)	6.65	(2.82)	0.64		0.09	(b)	3.54	5.72	(2.44)	0.52	0.10 (b)	3.21
Total income (loss) from investment operations	6.73	(2.75)	0.60		0.05		3.57	5.68	(2.46)	0.40	(0.05)	3.13
Less distributions:
Distributions from net investment income	(0.11)	—	—		(0.00	) (a)	(0.07)	(0.02)	—	—	—	—
Distributions from net realized gains	(0.01)	—	(1.70)		(1.81)		(0.48)	(0.01)	—	(1.70)	(1.81)	(0.48)
Total distributions	(0.12)	—	(1.70)		(1.81)		(0.55)	(0.03)	—	(1.70)	(1.81)	(0.48)
Net asset value, end of year	$18.31	$11.70	$14.45		$15.55		$17.31	$15.70	$10.05	$12.51	$13.81	$15.67
Total return + #	57.71%	(19.03)%	5.85%		0.08%		25.26%	56.55%	(19.66)%	5.06%	(0.63)%	24.29%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$12,795	$8,955	$9,848		$7,869		$4,569	$2,794	$2,064	$2,835	$2,139	$2,611
Ratios of expenses to average net assets:
Before fees paid indirectly	1.30%	1.51%	1.97%		1.79%		1.57%	2.05%	2.26%	2.72%	2.54%	2.32%
After fees paid indirectly	1.30%	1.42%	1.97%		1.79%		1.57%	2.05%	2.17%	2.72%	2.54%	2.32%
Ratios of net investment income (loss) to average net assets: (c) !
Before fees paid indirectly	0.46%	0.46%	(0.26)%		(0.26)%		0.19%	(0.31)%	(0.29)%	(1.01)%	(1.04)%	(0.57)%
After fees paid indirectly	0.46%	0.55%	(0.26)%		(0.26)%		0.19%	(0.31)%	(0.20)%	(1.01)%	(1.04)%	(0.57)%
Portfolio turnover rate	87%	135%	85%		101%		100%	87%	135%	85%	101%	100%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net assets may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

(a)	Represents less than $0.01 per share.

(b)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2018 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(c)	Does not Include the expenses of other investment companies in which the Fund invests.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$33.67	$24.24	$22.50	$19.37	$15.92
Income from investment operations:
Net investment loss*	(0.36)	(0.32)	(0.25)	(0.22)	(0.14)
Net realized and unrealized gain	11.47	10.58	3.69	3.53	3.59
Total income from investment operations	11.11	10.26	3.44	3.31	3.45
Less distributions:
Distributions from net realized gains	(0.84)	(0.83)	(1.70)	(0.18)	—
Total distributions	(0.84)	(0.83)	(1.70)	(0.18)	—
Net asset value, end of year	$43.94	$33.67	$24.24	$22.50	$19.37
Total return + #	33.44%	43.39%	17.19%	17.24%	21.67%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$156,938	$108,816	$74,714	$59,424	$56,472
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.12%	1.30%	1.33%	1.30%	1.16%
After fee waivers and fees paid indirectly	1.12%	1.30%	1.33%	1.29%	1.14%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(0.92)%	(1.08)%	(1.06)%	(1.01)%	(0.79)%
After fee waivers and fees paid indirectly	(0.92)%	(1.08)%	(1.06)%	(1.01)%	(0.77)%
Portfolio turnover rate	27%	17%	28%	25%	38%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net asset value, beginning of year	$32.84	$23.71	$22.11	$19.08	$15.73	$30.51	$22.25	$21.00	$18.27	$15.17
Income from investment operations:
Net investment loss*	(0.45)	(0.38)	(0.30)	(0.28)	(0.18)	(0.68)	(0.55)	(0.44)	(0.42)	(0.30)
Net realized and unrealized gain	11.18	10.34	3.60	3.49	3.53	10.34	9.64	3.39	3.33	3.40
Total income from investment operations	10.73	9.96	3.30	3.21	3.35	9.66	9.09	2.95	2.91	3.10
Less distributions:
Distributions from net realized gains	(0.84)	(0.83)	(1.70)	(0.18)	—	(0.84)	(0.83)	(1.70)	(0.18)	—
Total distributions	(0.84)	(0.83)	(1.70)	(0.18)	—	(0.84)	(0.83)	(1.70)	(0.18)	—
Net asset value, end of year	$42.73	$32.84	$23.71	$22.11	$19.08	$39.33	$30.51	$22.25	$21.00	$18.27
Total return + #	33.13%	43.09%	16.84%	16.98%	21.30%	32.13%	41.97%	16.00%	16.08%	20.44%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$37,270	$31,205	$24,131	$15,031	$12,944	$13,911	$10,414	$8,314	$6,844	$6,758
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.37%	1.55%	1.58%	1.55%	1.41%	2.12%	2.30%	2.33%	2.30%	2.16%
After fee waivers and fees paid indirectly	1.37%	1.55%	1.58%	1.54%	1.39%	2.12%	2.30%	2.33%	2.29%	2.14%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(1.17)%	(1.34)%	(1.32)%	(1.26)%	(1.05)%	(1.92)%	(2.08)%	(2.06)%	(2.01)%	(1.80)%
After fee waivers and fees paid indirectly	(1.17)%	(1.34)%	(1.32)%	(1.26)%	(1.03)%	(1.92)%	(2.08)%	(2.06)%	(2.01)%	(1.78)%
Portfolio turnover rate	27%	17%	28%	25%	38%	27%	17%	28%	25%	38%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$21.62	$16.00	$20.28	$20.31	$15.34
Income (loss) from investment operations:
Net investment loss*	(0.38)	(0.23)	(0.23)	(0.27)	(0.15)
Net realized and unrealized gain (loss) (a)	10.50	6.15	(0.25)	3.20	5.12
Total income (loss) from investment operations	10.12	5.92	(0.48)	2.93	4.97
Less distributions:
Distributions from net investment income	(0.28)	(0.05)	—	—	—
Distributions from net realized gains	(3.53)	(0.25)	(3.80)	(2.96)	—
Total distributions	(3.81)	(0.30)	(3.80)	(2.96)	—
Net asset value, end of year	$27.93	$21.62	$16.00	$20.28	$20.31
Total return + #	49.28%	37.55%	1.36%	16.02%	32.40%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$63,287	$42,792	$37,340	$33,882	$24,641
Ratios of expenses to average net assets:
Before fees paid indirectly	1.83%	1.78%	1.90%	1.94%	1.36%
After fees paid indirectly	1.83%	1.75%	1.88%	1.93%	1.35%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(1.47)%	(1.34)%	(1.36)%	(1.31)%	(0.86)%
After fees paid indirectly	(1.47)%	(1.31)%	(1.34)%	(1.29)%	(0.85)%
Portfolio turnover rate	111%	178%	169%	190%	174%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net asset value, beginning of year	$20.36	$15.09	$19.42	$19.62	$14.85	$15.39	$11.54	$16.00	$16.77	$12.79
Income (loss) from investment operations:
Net investment loss*	(0.42)	(0.26)	(0.25)	(0.31)	(0.19)	(0.44)	(0.29)	(0.29)	(0.37)	(0.28)
Net realized and unrealized gain (loss) (a)	9.86	5.80	(0.28)	3.07	4.96	7.33	4.39	(0.37)	2.56	4.26
Total income (loss) from investment operations	9.44	5.54	(0.53)	2.76	4.77	6.89	4.10	(0.66)	2.19	3.98
Less distributions:
Distributions from net investment income	(0.23)	(0.02)	—	—	—	(0.13)	—	—	—	—
Distributions from net realized gains	(3.53)	(0.25)	(3.80)	(2.96)	—	(3.53)	(0.25)	(3.80)	(2.96)	—
Total distributions	(3.76)	(0.27)	(3.80)	(2.96)	—	(3.66)	(0.25)	(3.80)	(2.96)	—
Net asset value, end of year	$26.04	$20.36	$15.09	$19.42	$19.62	$18.62	$15.39	$11.54	$16.00	$16.77
Total return + #	48.93%	37.18%	1.11%	15.69%	32.12%	47.87%	36.10%	0.36%	14.84%	31.12%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$20,357	$12,750	$10,797	$10,799	$6,925	$3,730	$2,619	$2,440	$2,720	$2,644
Ratios of expenses to average net assets:
Before fees paid indirectly	2.08%	2.03%	2.15%	2.19%	1.61%	2.83%	2.78%	2.90%	2.94%	2.36%
After fees paid indirectly	2.08%	2.00%	2.13%	2.18%	1.60%	2.83%	2.75%	2.88%	2.93%	2.35%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(1.72)%	(1.57)%	(1.61)%	(1.56)%	(1.13)%	(2.47)%	(2.32)%	(2.37)%	(2.30)%	(1.89)%
After fees paid indirectly	(1.72)%	(1.54)%	(1.59)%	(1.55)%	(1.12)%	(2.47)%	(2.29)%	(2.35)%	(2.29)%	(1.88)%
Portfolio turnover rate	111%	178%	169%	190%	174%	111%	178%	169%	190%	174%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the years ended October 31, 2019 and October 31, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$15.70	$14.27	$12.85	$15.94	$12.73
Income (loss) from investment operations:
Net investment income (loss) *	0.04	(0.03)	0.19	0.27	0.17
Net realized and unrealized gain (loss)	3.05	1.59	1.48	(3.20)	3.28
Total income (loss) from investment operations	3.09	1.56	1.67	(2.93)	3.45
Less distributions:
Distributions from net investment income	(0.03)	(0.13)	(0.25)	(0.16)	(0.24)
Total distributions	(0.03)	(0.13)	(0.25)	(0.16)	(0.24)
Net asset value, end of year	$18.76	$15.70	$14.27	$12.85	$15.94
Total return + #	19.67%	10.94%	13.29%	(18.57)%	27.69%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$112,290	$70,868	$59,931	$53,261	$51,365
Ratios of expenses to average net assets:	1.67%	1.86%	1.61%	1.19%	1.75%
Ratios of net investment income (loss) to average net assets:	0.19%	(0.19)%	1.42%	1.79%	1.18%
Portfolio turnover rate	77%	113%	129%	66%	74%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net asset value, beginning of year	$15.32	$13.94	$12.56	$15.58	$12.45	$14.41	$13.16	$11.85	$14.74	$11.82
Income (loss) from investment operations:
Net investment income (loss)*	(0.02)	(0.06)	0.16	0.23	0.14	(0.15)	(0.16)	0.05	0.11	0.02
Net realized and unrealized gain (loss)	2.99	1.54	1.44	(3.13)	3.20	2.81	1.45	1.38	(2.94)	3.04
Total income (loss) from investment operations	2.97	1.48	1.60	(2.90)	3.34	2.66	1.29	1.43	(2.83)	3.06
Less distributions:
Distributions from net investment income	—	(0.10)	(0.22)	(0.12)	(0.21)	—	(0.04)	(0.12)	(0.06)	(0.14)
Total distributions	—	(0.10)	(0.22)	(0.12)	(0.21)	—	(0.04)	(0.12)	(0.06)	(0.14)
Net asset value, end of year	$18.29	$15.32	$13.94	$12.56	$15.58	$17.07	$14.41	$13.16	$11.85	$14.74
Total return + #	19.39%	10.58%	12.98%	(18.73)%	27.36%	18.46%	9.78%	12.18%	(19.30)%	26.31%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$21,174	$14,864	$12,106	$9,662	$8,242	$3,349	$3,005	$3,463	$3,163	$3,467
Ratios of expenses to average net assets:	1.92%	2.11%	1.86%	1.44%	2.00%	2.67%	2.86%	2.61%	2.19%	2.75%
Ratios of net investment income (loss) to average net assets:	(0.08)%	(0.43)%	1.17%	1.54%	0.98%	(0.87)%	(1.22)%	0.41%	0.77%	0.10%
Portfolio turnover rate	77%	113%	129%	66%	74%	77%	113%	129%	66%	74%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$15.26	$15.51	$15.61	$17.54	$14.24
Income (loss) from investment operations
Net investment income *	0.30	0.15	0.34	0.21	0.21
Net realized and unrealized gain (loss) !	5.70	(0.06)	0.62	(1.39)	3.09
Total income (loss) from investment operations	6.00	0.09	0.96	(1.18)	3.30
Less distributions:
Distributions from net investment income	(0.15)	(0.34)	(0.18)	(0.26)	—
Distributions from net realized gains	(0.01)	—	(0.88)	(0.49)	—
Total distributions	(0.16)	(0.34)	(1.06)	(0.75)	—
Net asset value, end of year	$21.10	$15.26	$15.51	$15.61	$17.54
Total return + #	39.45%	0.45%	7.08%	(7.08)%	23.17%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$150,922	$96,239	$101,505	$89,401	$90,257
Ratios of expenses to average net assets:
Before fees paid indirectly	1.92%	1.71%	1.43%	1.67%	1.56%
After fees paid indirectly	1.92%	1.71%	1.43%	1.67%	1.55%
Ratios of net investment income to average net assets:
Before fees paid indirectly	1.47%	0.98%	2.28%	1.24%	1.34%
After fees paid indirectly	1.47%	0.98%	2.28%	1.24%	1.35%
Portfolio turnover rate	131%	156%	100%	113%	119%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net asset value, beginning of year	$15.13	$15.38	$15.49	$17.42	$14.17	$14.25	$14.55	$14.68	$16.59	$13.60
Income (loss) from investment operations:
Net investment income (loss)*	0.23	0.11	0.30	0.17	0.17	0.08	(0.02)	0.18	0.04	0.04
Net realized and unrealized gain (loss) !	5.68	(0.06)	0.61	(1.38)	3.08	5.34	(0.05)	0.59	(1.31)	2.95
Total income (loss) from investment operations	5.91	0.05	0.91	(1.21)	3.25	5.42	(0.07)	0.77	(1.27)	2.99
Less distributions:
Distributions from net investment income	(0.11)	(0.30)	(0.14)	(0.23)	—	—	(0.23)	(0.02)	(0.15)	—
Distributions from net realized gains	(0.01)	—	(0.88)	(0.49)	—	(0.01)	—	(0.88)	(0.49)	—
Total distributions	(0.12)	(0.30)	(1.02)	(0.72)	—	(0.01)	(0.23)	(0.90)	(0.64)	—
Net asset value, end of year	$20.92	$15.13	$15.38	$15.49	$17.42	$19.66	$14.25	$14.55	$14.68	$16.59
Total return + #	39.15%	0.24%	6.78%	(7.30)%	22.94%	38.04%	(0.55)%	6.03%	(8.03)%	21.99%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$26,672	$20,938	$22,499	$18,250	$15,524	$5,830	$4,754	$6,409	$5,764	$6,570
Ratios of expenses to average net assets:
Before fees paid indirectly	2.17%	1.96%	1.68%	1.92%	1.81%	2.92%	2.71%	2.43%	2.67%	2.56%
After fees paid indirectly	2.17%	1.96%	1.68%	1.92%	1.80%	2.92%	2.71%	2.43%	2.67%	2.55%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly	1.17%	0.71%	2.04%	1.01%	1.07%	0.43%	(0.11)%	1.26%	0.22%	0.30%
After fees paid indirectly	1.17%	0.71%	2.04%	1.01%	1.08%	0.43%	(0.11)%	1.26%	0.22%	0.31%
Portfolio turnover rate	131%	156%	100%	113%	119%	131%	156%	100%	113%	119%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2021	2020		2019	2018		2017
Net asset value, beginning of year	$10.00	$10.08		$9.53	$10.18		$9.55
Income (loss) from investment operations:
Net investment income (loss) *	(0.14)	(0.00	) (a)	0.12	0.02		(0.03)
Net realized and unrealized gain (loss)	1.44	(0.08)		0.65	(0.67)		0.66
Total income (loss) from investment operations	1.30	(0.08)		0.77	(0.65)		0.63
Less distributions:
Distributions from net investment income	(0.08)	—		(0.17)	—		—
Tax return of capital	—	—		(0.05)	—		—
Total distributions	(0.08)	—		(0.22)	—		—
Net asset value, end of year	$11.22	$10.00		$10.08	$9.53		$10.18
Total return + #	13.05%	(0.79)%		8.35%	(6.39)%		6.60%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$21,043	$23,680		$32,074	$35,638		$36,104
Ratios of expenses to average net assets:	2.06%	1.69%		1.54%	1.80%		1.83%
Ratios of net investment income (loss) to average net assets:	(1.26)%	(0.02)%		1.29%	0.20%		(0.32)%
Portfolio turnover rate	12%	187%		28%	11%		7%

	Class A							Class C
	Year Ended October 31,							Year Ended October 31,
	2021	2020		2019	2018		2017	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.90	$10.00		$9.46	$10.12		$9.52	$9.37	$9.55	$9.03	$9.74	$9.23
Income (loss) from investment operations:
Net investment income (loss) *	(0.16)	(0.03)		0.10	0.00	(a)	(0.06)	(0.23)	(0.10)	0.02	(0.08)	(0.12)
Net realized and unrealized gain (loss)	1.41	(0.07)		0.64	(0.66)		0.66	1.35	(0.08)	0.63	(0.63)	0.63
Total income (loss) from investment operations	1.25	(0.10)		0.74	(0.66)		0.60	1.12	(0.18)	0.65	(0.71)	0.51
Less distributions:
Distributions from net investment income	(0.04)	—		(0.15)	—		—	—	—	(0.08)	—	—
Tax return of capital	—	—		(0.05)	—		—	—	—	(0.05)	—	—
Total distributions	(0.04)	—		(0.20)	—		—	—	—	(0.13)	—	—
Net asset value, end of year	$11.11	$9.90		$10.00	$9.46		$10.12	$10.49	$9.37	$9.55	$9.03	$9.74
Total return + #	12.62%	(1.00)%		8.04%	(6.52)%		6.30%	11.95%	(1.88)%	7.31%	(7.29)%	5.53%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$4,030	$5,078		$7,713	$7,918		$6,224	$1,146	$1,284	$1,927	$1,696	$1,969
Ratios of expenses to average net assets:	2.31%	1.94%		1.79%	2.05%		2.08%	3.06%	2.69%	2.54%	2.80%	2.83%
Ratios of net investment income (loss) to average net assets:	(1.48)%	(0.26)%		1.03%	0.00	%(b)	(0.58)%	(2.29)%	(1.04)%	0.20%	(0.84)%	(1.34)%
Portfolio turnover rate	12%	187%		28%	11%		7%	12%	187%	28%	11%	7%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

(b)	Represents less than 0.01%.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Long/Short Credit Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.55	$9.36	$9.19	$8.68	$8.05
Income from investment operations:
Net investment income*	0.06	0.13	0.24	0.23	0.16
Net realized and unrealized gain	0.32	0.26	0.24	0.49	0.72
Total income from investment operations	0.38	0.39	0.48	0.72	0.88
Less distributions:
Distributions from net investment income	(0.07)	(0.15)	(0.31)	(0.21)	(0.25)
Distributions from net realized gains	(0.16)	(0.05)	—	—	—
Total distributions	(0.23)	(0.20)	(0.31)	(0.21)	(0.25)
Net asset value, end of year	$9.70	$9.55	$9.36	$9.19	$8.68
Total return + #	4.00%	4.23%	5.31%	8.42%	11.20%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$195,874	$110,215	$67,276	$36,055	$12,953
Ratios of expenses to average net assets:	1.82%	1.43%	1.24%	1.44%	1.41%
Ratios of net investment income to average net assets:	0.67%	1.41%	2.60%	2.52%	1.90%
Portfolio turnover rate	343%	519%	426%	275%	106%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.53	$9.33	$9.17	$8.66	$8.03	$9.24	$9.08	$8.94	$8.46	$7.86
Income from investment operations:
Net investment income (loss)*	0.04	0.11	0.22	0.19	0.14	(0.03)	0.05	0.15	0.11	0.07
Net realized and unrealized gain	0.32	0.26	0.22	0.50	0.72	0.30	0.24	0.23	0.49	0.71
Total income from investment operations	0.36	0.37	0.44	0.69	0.86	0.27	0.29	0.38	0.60	0.78
Less distributions:
Distributions from net investment income	(0.05)	(0.12)	(0.28)	(0.18)	(0.23)	(0.01)	(0.08)	(0.24)	(0.12)	(0.18)
Distributions from net realized gains	(0.16)	(0.05)	—	—	—	(0.16)	(0.05)	—	—	—
Total distributions	(0.21)	(0.17)	(0.28)	(0.18)	(0.23)	(0.17)	(0.13)	(0.24)	(0.12)	(0.18)
Net asset value, end of year	$9.68	$9.53	$9.33	$9.17	$8.66	$9.34	$9.24	$9.08	$8.94	$8.46
Total return + #	3.77%	4.09%	4.95%	8.10%	10.92%	2.89%	3.24%	4.34%	7.21%	10.08%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$29,040	$17,123	$11,087	$6,265	$3,125	$4,518	$3,852	$4,077	$3,145	$2,708
Ratios of expenses to average net assets:	2.07%	1.68%	1.48%	1.69%	1.66%	2.82%	2.43%	2.22%	2.44%	2.41%
Ratios of net investment income to average net assets:	0.41%	1.21%	2.36%	2.13%	1.66%	(0.37)%	0.53%	1.63%	1.22%	0.93%
Portfolio turnover rate	343%	519%	426%	275%	106%	343%	519%	426%	275%	106%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$32.75	$33.88	$34.84	$36.71	$35.74
Income (loss) from investment operations:
Net investment income (loss)*	(0.28)	(0.21)	(0.13)	0.09	(0.36)
Net realized and unrealized gain (loss)	0.79	0.33	1.02	(0.25)	2.79
Total income (loss) from investment operations	0.51	0.12	0.89	(0.16)	2.43
Less distributions:
Distributions from net investment income	(0.71)	(0.30)	—	—	—
Distributions from net realized gains	—	—	—	(0.35)	—
Tax return of capital	(0.37)	(0.95)	(1.85)	(1.36)	(1.46)
Total distributions	(1.08)	(1.25)	(1.85)	(1.71)	(1.46)
Net asset value, end of year	$32.18	$32.75	$33.88	$34.84	$36.71
Total return + #	1.54%	0.37%	2.61%	(0.45)%	6.92%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$219,703	$160,250	$183,319	$201,405	$212,178
Ratios of expenses to average net assets:
After waivers	1.90%	1.81%	2.62%	2.16%	2.73%
Dividends/borrowings on short sales	0.81%	0.69%	1.24%	1.10%	1.17%
Excluding dividends/borrowings on short sales:
Before fee waivers	1.09%	1.13%	1.38%	1.06%	1.59%
After fee waivers	1.09%	1.13%	1.38%	1.06%	1.56%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	(0.84)%	(0.62)%	(0.39)%	0.25%	(1.06)%
After fee waivers	(0.84)%	(0.62)%	(0.39)%	0.25%	(1.03)%
Portfolio turnover rate	339%	605%	496%	453%	382%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net asset value, beginning of year	$31.49	$32.71	$33.77	$35.73	$34.90	$24.19	$25.60	$27.02	$29.15	$28.94
Income (loss) from investment operations:
Net investment income (loss)*	(0.44)	(0.30)	(0.21)	0.00 (a)	(0.40)	(0.55)	(0.43)	(0.36)	(0.21)	(0.55)
Net realized and unrealized gain (loss)	0.86	0.33	1.00	(0.25)	2.69	0.70	0.27	0.79	(0.21)	2.22
Total income (loss) from investment operations	0.42	0.03	0.79	(0.25)	2.29	0.15	(0.16)	0.43	(0.42)	1.67
Less distributions:
Distributions from net investment income	(0.71)	(0.30)	—	—	—	(0.71)	(0.30)	—	—	—
Distributions from net realized gains	—	—	—	(0.35)	—	—	—	—	(0.35)	—
Tax return of capital	(0.37)	(0.95)	(1.85)	(1.36)	(1.46)	(0.37)	(0.95)	(1.85)	(1.36)	(1.46)
Total distributions	(1.08)	(1.25)	(1.85)	(1.71)	(1.46)	(1.08)	(1.25)	(1.85)	(1.71)	(1.46)
Net asset value, end of year	$30.83	$31.49	$32.71	$33.77	$35.73	$23.26	$24.19	$25.60	$27.02	$29.15
Total return + #	1.25%	0.10%	2.39%	(0.72)%	6.64%	0.54%	(0.63)%	1.63%	(1.48)%	5.82%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$33,155	$33,157	$42,052	$42,980	$41,186	$19,311	$23,171	$33,913	$34,664	$34,601
Ratios of expenses to average net assets:
After waivers	2.16%	2.06%	2.87%	2.41%	2.93%	2.93%	2.81%	3.62%	3.16%	3.68%
Dividends/borrowings on short sales	0.81%	0.68%	1.24%	1.10%	1.12%	0.81%	0.68%	1.23%	1.10%	1.12%
Excluding dividends/borrowings on short sales:
Before fee waivers	1.35%	1.38%	1.63%	1.31%	1.83%	2.12%	2.12%	2.39%	2.06%	2.58%
After fee waivers	1.35%	1.38%	1.63%	1.31%	1.81%	2.12%	2.12%	2.39%	2.06%	2.56%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	(1.39)%	(0.94)%	(0.63)%	0.01%	(1.14)%	(2.28)%	(1.74)%	(1.38)%	(0.73)%	(1.89)%
After fee waivers	(1.39)%	(0.94)%	(0.63)%	0.01%	(1.11)%	(2.28)%	(1.74)%	(1.38)%	(0.73)%	(1.86)%
Portfolio turnover rate	339%	605%	496%	453%	382%	339%	605%	496%	453%	382%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.34	$18.68	$15.35	$15.66	$18.31
Income (loss) from investment operations:
Net investment income (loss) *	(0.02)	0.11	0.30	0.28	0.13
Net realized and unrealized gain (loss) !	5.52	(0.14)	3.32	(0.35)	0.40
Total income (loss) from investment operations	5.50	(0.03)	3.62	(0.07)	0.53
Less distributions:
Distributions from net investment income	0.00	(0.31)	(0.29)	(0.12)	(0.36)
Distributions from net realized gains	(1.48)	(1.00)	—	(0.12)	(2.82)
Total distributions	(1.48)	(1.31)	(0.29)	(0.24)	(3.18)
Net asset value, end of year	$21.36	$17.34	$18.68	$15.35	$15.66
Total return + #	32.81%	(0.02)%	24.16%	(0.48)%	3.63%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$91,553	$53,647	$42,865	$43,163	$34,256
Ratios of expenses to average net assets:	1.37%	1.66%	1.15%	1.10%	1.17%
Ratios of net investment income (loss) to average net assets:	(0.08)%	0.63%	1.81%	1.82%	0.79%
Portfolio turnover rate	59%	125%	63%	74%	101%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.47	$18.81	$15.46	$15.78	$18.35	$16.30	$17.69	$14.54	$14.88	$17.55
Income (loss) from investment operations:
Net investment income (loss) *	(0.07)	0.06	0.26	0.24	0.10	(0.20)	(0.06)	0.13	0.12	(0.02)
Net realized and unrealized gain (loss) !	5.56	(0.13)	3.35	(0.35)	0.41	5.16	(0.14)	3.17	(0.34)	0.38
Total income (loss) from investment operations	5.49	(0.07)	3.61	(0.11)	0.51	4.96	(0.20)	3.30	(0.22)	0.36
Less distributions:
Distributions from net investment income	0.00	(0.27)	(0.26)	(0.09)	(0.26)	—	(0.19)	(0.15)	—	(0.21)
Distributions from net realized gains	(1.48)	(1.00)	—	(0.12)	(2.82)	(1.48)	(1.00)	—	(0.12)	(2.82)
Total distributions	(1.48)	(1.27)	(0.26)	(0.21)	(3.08)	(1.48)	(1.19)	(0.15)	(0.12)	(3.03)
Net asset value, end of year	$21.48	$17.47	$18.81	$15.46	$15.78	$19.78	$16.30	$17.69	$14.54	$14.88
Total return + #	32.48%	(0.28)%	23.81%	(0.74)%	3.44%	31.50%	(1.08)%	22.97%	(1.50)%	2.61%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$15,112	$11,196	$9,161	$8,444	$6,002	$4,736	$2,998	$2,812	$2,308	$2,448
Ratios of expenses to average net assets:	1.62%	1.91%	1.40%	1.35%	1.42%	2.37%	2.66%	2.15%	2.10%	2.17%
Ratios of net investment income (loss) to average net assets:	(0.33)%	0.36%	1.56%	1.57%	0.60%	(1.07)%	(0.36)%	0.79%	0.85%	(0.11)%
Portfolio turnover rate	59%	125%	63%	74%	101%	59%	125%	63%	74%	101%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

See accompanying notes which are an integral part to these financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2021

1.	ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Dunham Funds currently consist of fourteen funds: Dunham Corporate/Government Bond Fund; Dunham Floating Rate Bond Fund; Dunham High-Yield Bond Fund; Dunham International Opportunity Bond Fund; Dunham Large Cap Value Fund; Dunham Small Cap Value Fund; Dunham Focused Large Cap Growth Fund; Dunham Small Cap Growth Fund; Dunham Emerging Markets Stock Fund; Dunham International Stock Fund; Dunham Dynamic Macro Fund; Dunham Long/Short Credit Fund; Dunham Monthly Distribution Fund; and Dunham Real Estate Stock Fund. With the exception of Dunham International Opportunity Bond Fund, Dunham Focused Large Cap Growth Fund, and Dunham Real Estate Stock Fund, the remaining Funds are diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Dunham Corporate/Government Bond Fund (“Corporate/Government Bond”)	Current income and capital appreciation
Dunham Floating Rate Bond Fund (“Floating Rate Bond”)	High level of current income
Dunham High-Yield Bond Fund (“High-Yield Bond”)	High level of current income
Dunham International Opportunity Bond Fund (“International Opportunity Bond”)	High level of current income
Dunham Large Cap Value Fund (“Large Cap Value”)	Maximize total return from capital appreciation and dividends
Dunham Small Cap Value Fund (“Small Cap Value”)	Maximize total return from capital appreciation and income
Dunham Focused Large Cap Growth Fund (“Focused Large Cap Growth”)	Maximize capital appreciation
Dunham Small Cap Growth Fund (“Small Cap Growth”)	Maximize capital appreciation
Dunham Emerging Markets Stock Fund (“Emerging Markets Stock”)	Maximize capital appreciation
Dunham International Stock Fund (“International Stock”)	Maximize total return from capital appreciation and dividends
Dunham Dynamic Macro Fund (“Dynamic Macro”)	Maximize total return from capital appreciation and dividends
Dunham Long/Short Credit Fund (“Long/Short Credit”)	Maximize total return under varying market conditions through both current income and capital appreciation
Dunham Monthly Distribution Fund (“Monthly Distribution”)	Positive returns in rising and falling market environments
Dunham Real Estate Stock Fund (“Real Estate Stock”)	Maximize total return from capital appreciation and dividends

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual distribution fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Floating Rate Bond, High-Yield Bond, International Opportunity Bond, Focused Large Cap Growth, Dynamic Macro, and Monthly Distribution commenced operations on December 10, 2004 and were formed as a result of tax -free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Floating Rate Bond, International Opportunity Bond, Focused Large Cap Growth, Dynamic Macro, and Monthly Distribution commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (the “Board”) (or its delegate). U.S. Government and Agency securities are valued at the mean between the most recent bid and ask prices. Short-term debt instruments with a remaining maturity of more than 60 days, Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service elected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and ask prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and ask prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and ask price.

Futures and future options are valued daily at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices.

Trading in securities on Far East securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, Far East securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates the NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, management may determine that such developments are so significant that they will materially affect the value of a Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Both Emerging Markets Stock and International Stock utilize fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon the methods established by the board of directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2021 for the Funds’ assets and liabilities measured at fair value:

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$236,998	$—	$—	$236,998
Asset Backed Securities *	—	26,366,747	—	26,366,747
Corporate Bonds *	—	30,466,198	—	30,466,198
Municipal Bonds	—	2,048,472	—	2,048,472
Non U.S. Government & Agencies	—	1,414,438	—	1,414,438
Term Loans *	—	8,998,422	—	8,998,422
U.S. Government & Agencies	—	18,710,874	—	18,710,874
Collateral for Securities Loaned	—	7,012,874	—	7,012,874
Total	$236,998	$95,018,025	$—	$95,255,023

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$298,376	$675,093	$—	$973,469
Exchange Traded Funds	4,919,400	—	—	4,919,400
Asset Backed Securities	—	15,242,687	—	15,242,687
Corporate Bonds *	—	11,097,949	—	11,097,949
Term Loans *	—	160,962,922	—	160,962,922
Rights	—	14,717	—	14,717
Warrants	—	316,731	—	316,731
Short-Term Investment	8,579,908	—	—	8,579,908
Collateral for Securities Loaned	—	6,007,113	—	6,007,113
Total	$13,797,684	$194,317,212	$—	$208,114,896

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$—	$—	$4,809	$4,809
Convertible Bonds *	—	—	402,273	402,273
Corporate Bonds *	—	114,613,306	—	114,613,306
Collateral for Securities Loaned	1,439,398	—	—	1,439,398
Total	$1,439,398	$114,613,306	$407,082	$116,459,786

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$94,134	$—	$94,134
Corporate Bonds *	—	46,217,390	—	46,217,390
Non U.S. Government & Agencies	—	21,434,479	—	21,434,479
Short-Term Investment	124,651	—	—	124,651
Collateral for Securities Loaned	—	1,183,068	—	1,183,068
Total Assets	$124,651	$68,929,071	$—	$69,053,722
Assets - Derivatives
Futures Contracts	$154,383	$—	$—	$154,383
Forward Foreign Currency Exchange Contracts	—	307,043	—	307,043
Total Asset Derivatives	$154,383	$307,043	$—	$461,426
Liabilities - Derivatives
Futures Contracts	$232,566	$—	$—	$232,566
Forward Foreign Currency Exchange Contracts	—	99,403	—	99,403
Total Liability Derivatives	$232,566	$99,403	$—	$331,969

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$150,599,726	$—	$—	$150,599,726
REITs *	6,903,307	—	—	6,903,307
Collateral for Securities Loaned	—	10,849,410	—	10,849,410
Total	$157,503,033	$10,849,410	$—	$168,352,443

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$76,230,351	$—	$—	$76,230,351
REITs *	11,734,459	—	—	11,734,459
Collateral for Securities Loaned	—	24,338,245	—	24,338,245
Total	$87,964,810	$24,338,245	$—	$112,303,055

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$204,462,565	$—	$—	$204,462,565
Collateral for Securities Loaned	—	22,432,993	—	22,432,993
Total	$204,462,565	$22,432,993	$—	$226,895,558

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$86,174,007	$—	$—	$86,174,007
Collateral for Securities Loaned	1,242,020	—	—	1,242,020
Total	$87,416,027	$—	$—	$87,416,027

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Closed End Fund
Mixed Allocation	$—	$1,383,791	$—	$1,383,791
Total Closed End Fund	—	1,383,791	—	1,383,791
Common Stocks
Automotive	—	1,943,922	—	1,943,922
Banking	5,538,119	10,452,664	—	15,990,783
Beverages	—	4,020,709	—	4,020,709
Biotech & Pharma	—	191,787	—	191,787
Chemicals	697,103	794,969	—	1,492,072
Consumer Services	—	1,567,755	—	1,567,755
E-Commerce Discretionary	—	9,668,671	—	9,668,671
Engineering & Construction	—	2,990,442	—	2,990,442
Food	—	2,409,157	—	2,409,157
Gas & Water Utilities	—	784,741	—	784,741
Health Care Facilities & Services	—	4,135,807	—	4,135,807
Home & Office Products	—	2,489,390	—	2,489,390
Insurance	—	3,999,515	—	3,999,515
Internet Media & Services	1,640,232	6,878,593	—	8,518,825
Leisure Facilities & Services	—	4,544,101	—	4,544,101
Leisure Products	—	731,699	—	731,699
Machinery	—	1,219,212	—	1,219,212
Oil & Gas Producers	—	5,024,946	—	5,024,946
Real Estate Owners & Developers	866,180	2,426,165	—	3,292,345
Real Estate Services	—	1,068,682	—	1,068,682
Renewable Energy	—	6,591,358	—	6,591,358
Retail - Consumer Staples	630,138	2,025,621	—	2,655,759
Retail - Discretionary	—	1,531,374	—	1,531,374
Semiconductors	1,846,983	13,299,515	—	15,146,498
Software	—	928,679	—	928,679
Specialty Finance	—	4,924,633	—	4,924,633
Steel	—	872,896	—	872,896
Technology Hardware	—	12,459,254	—	12,459,254
Technology Services	—	6,232,098	—	6,232,098
Telecommunications	1,134,860	1,380,561	—	2,515,421
Transportation & Logistics	—	3,949,114	—	3,949,114
Wholesale - Consumer Staples	746,024	—	—	746,024
Total Common Stocks	13,099,639	121,538,030	—	134,637,669
Warrants
Leisure Facilities & Services	—	19,871	—	19,871
Total Warrants	—	19,871	—	19,871
Collateral for Securities Loaned	—	992,623	—	992,623
Total	$13,099,639	$123,934,315	$—	$137,033,954

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Advertising & Marketing	$—	$1,047,862	$—	$1,047,862
Apparel & Textile Products	1,024,615	1,877,361	—	2,901,976
Asset Management	959,371	3,392,078	—	4,351,449
Automotive	2,271,490	8,544,765	—	10,816,255
Banking	1,409,820	9,749,909	—	11,159,729
Beverages	500,968	920,700	—	1,421,668
Biotech & Pharma	4,787,118	1,901,378	—	6,688,496
Chemicals	607,858	14,464,177	—	15,072,035
Commercial Support Services	71,040	3,477,225	—	3,548,265
Construction Materials	429,090	1,054,471	—	1,483,561
Diversified Industrials	—	2,166,033	—	2,166,033
Electric Utilities	166,213	1,620,740	—	1,786,953
Electrical Equipment	1,694,258	3,946,605	—	5,640,863
Engineering & Construction	—	1	—	1
Health Care Facilities & Services	1,526,190	—	—	1,526,190
Home & Office Products	—	3	—	3
Home Construction	—	1,176,095	—	1,176,095
Household Products	—	462,423	—	462,423
Industrial Intermediate Prod	—	583,143	—	583,143
Institutional Financial Services	—	3,148,464	—	3,148,464
Insurance	706,885	9,141,556	—	9,848,441
Internet Media & Services	—	1,314,595	—	1,314,595
Leisure Facilities & Services	—	883,648	—	883,648
Machinery	400,556	4,314,473	—	4,715,029
Medical Equipment & Devices	—	2,285,056	—	2,285,056
Metals & Mining	6,298,861	4,931,044	—	11,229,905
Oil & Gas Producers	7,894,937	14,535,197	—	22,430,134
Oil & Gas Services & Equipment	—	787,648	—	787,648
Real Estate Owners & Developers	—	590,468	—	590,468
Retail - Consumer Staples	617,331	42,165	—	659,496
Retail - Discretionary	973,224	292,513	—	1,265,737
Semiconductors	3,996,581	9,729,227	—	13,725,808
Software	3,858,759	1,442,989	—	5,301,748
Specialty Finance	—	880,033	—	880,033
Steel	287,617	3,466,885	—	3,754,502
Technology Hardware	1,900,777	11,846,212	—	13,746,989
Technology Services	2,669,480	1,355,001	—	4,024,481
Telecommunications	1,125,735	828,997	—	1,954,732
Tobacco & Cannabis	1,617,145	—	—	1,617,145
Transportation & Logistics	60,509	1,484,384	—	1,544,893
Transportation Equipment	—	694,593	—	694,593
Wholesale - Consumer Staples	—	250,207	—	250,207
Wholesale - Discretionary	—	940,851	—	940,851
Total Common Stocks	47,856,428	131,571,175	—	179,427,603
Exchange-Traded Funds	2,004,192	—	—	2,004,192
Collateral for Securities Loaned	—	10,190,020	—	10,190,020
Total	$49,860,620	$141,761,195	$—	$191,621,815

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

Dynamic Macro

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$8,805,677	$—	$—	$8,805,677
U.S. Government & Agencies	—	13,278,641	—	13,278,641
Short-Term Investments	2,315,403	—	—	2,315,403
Collateral for Securities Loaned	—	6,750	—	6,750
Purchased Options	924,396	—	—	924,396
Total Assets	$12,045,476	$13,285,391	$—	$25,330,867
Assets - Derivatives
Futures Contracts	$110,075	$—	$—	$110,075
Total Asset Derivatives	$110,075	$—	$—	$110,075
Liabilities - Derivatives
Futures Contracts	$271,581	$—	$—	$271,581
Written Options	29,325	—	—	29,325
Total Liability Derivatives	$300,906	$—	$—	$300,906

Long/Short Credit

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$—	$—	$5,700	$5,700
Preferred Stocks *	—	14,064,490	2,060,000	16,124,490
Corporate Bonds *	—	96,186,499	—	96,186,499
Term Loans *	—	6,515,231	—	6,515,231
U.S. Government & Agencies	—	93,952,817	—	93,952,817
Short-Term Investment	2,242,396	—	—	2,242,396
Collateral for Securities Loaned	—	18,656,855	—	18,656,855
Total Assets	$2,242,396	$229,375,892	$2,065,700	$233,683,988
Assets - Derivatives
Futures Contracts	$458,457	$—	$—	$458,457
Swap Contracts	—	105,189	—	105,189
Total Asset Derivatives	$458,457	$105,189	$—	$563,646
Liabilities - Derivatives
Futures	$66,237	$—	$—	$66,237
Swap Contracts	—	81,417	—	81,417
Total Liability Derivatives	$66,237	$81,417	$—	$147,654

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Closed-End Fund	$—	$—	$7,199,576	$7,199,576
Common Stocks *	216,808,666	—	61,768	216,870,434
Rights	—	—	10,079	10,079
Total Assets	$216,808,666	$—	$7,271,423	$224,080,089
Liabilities
Securities Sold Short	$134,200,173	$—	$—	$134,200,173
Total Liabilities	$134,200,173	$—	$—	$134,200,173
Assets - Derivatives
Forward Foreign Currency Exchange Contracts	$—	$20,766	$—	$20,766
Total Asset Derivatives	$—	$20,766	$—	$20,766
Liabilities - Derivatives
Forward Foreign Currency Exchange Contracts	$—	$93,555	$—	$93,555
Total Asset Derivatives	$—	$93,555	$—	$93,555

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$51,989,409	$—	$—	$51,989,409
REITs *	59,117,096	—	—	59,117,096
Collateral for Securities Loaned	—	25,982,301	—	25,982,301
Total	$111,106,505	$25,982,301	$—	$137,088,806

*	See each Fund’s Schedule of Investments for breakdown by industry.

The following is a reconciliation for the Funds for which Level 3 inputs were used in determining value:

		Beginning						Net	Ending
		balance	Total	Change in				transfers	balance
		October	realized	unrealized		Net		in/(out) of	October
		31, 2020	gain/(loss)	appreciation	Conversion	Purchases	Net Sales	Level 3	31, 2021
High-Yield Bond	Common Stock	$—	$—	$—	$—	$—	$—	$4,809	$4,809
	Convertible Bond	—	—	—	—	—	—	402,273	402,273
Long/Short Credit	Common Stock	21,700	—	(16,000)	—	—	—	—	5,700
	Preferred Stock	—	—	—	—	—	—	2,060,000	2,060,000
Monthly Distribution	Closed End Fund	—	—	—	—	—	—	7,199,576	7,199,576
	Common Stock	—	—	—	—	—	—	61,768	61,768

Quantitative disclosures of unobservable inputs and assumptions used by High-Yield Bond, Long/Short Credit, and Monthly Distribution are below:

Investments in Securities:
High-Yield Bond
				Range
				(Weighted
Common Stock	Fair Value	Valuation Techniques	Unobservable Input	Average)
Hi-Crush	$4,809	Prior Transaction Analysis	Value Per Share	$0.24
Convertible Bonds
Hi-Crush, Inc.	402,273	Prior Transaction Analysis	Value Per Share	$131.90
Total Fair Value Securities	$407,082
Long/Short Credit
Common Stock
NII Holdings, Inc.	$5,700	Broker Quote	Indicative Value	$0.57
Preferred Stock
UIRC-GSA International, LLC	2,060,000	Broker Quote	Indicative Value	$1,030
Total Fair Value Securities	$2,065,700
Monthly Distribution
Closed End Fund
Altaba, Inc.	$7,199,576	Broker Quote	Indicative Value	$6.50 - $6.65
Common Stock
NII Holdings, Inc.	61,768	Broker Quote	Indicative Value	$0.30 - $0.70
Rights
Alder BioPharmaceuticals, Inc	10,079	Broker Quote	Indicative Value	$1.00
Total Fair Value Securities	$7,271,423

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rates at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received and are included

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

with the net realized and unrealized gain or loss on investment securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Foreign Currency Exchange Contracts – As foreign securities are purchased, a Fund generally enters into forward foreign currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward foreign currency exchange contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and forward foreign currency exchange contracts in the Statements of Operations.

d. Options – Dynamic Macro and Monthly Distribution are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short -term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

e. Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

f. Swap Agreements – International Opportunity Bond, Long/Short Credit and Monthly Distribution are subject to stock market risk and fixed income risk in the normal course of pursuing their investment objectives. The Funds may enter into various swap transactions for investment purposes to manage equity risk and credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.

g. Futures Contracts – International Opportunity Bond, Dynamic Macro, and Long/Short Credit are subject to equity risk, interest rate risk and forward currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, and foreign exchange rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

h. Short Sales – The Funds may sell a security that it does not own in anticipation of a decline in the fair value of that security. When the Company sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Company sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Company is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Company’s borrowing agreements with broker-dealers are not subject to master netting or similar agreements or collateral agreements.

i. Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of October 31, 2021:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity Interest rate contracts	Investments in securities Unrealized appreciation on futures Unrealized appreciation on swap contracts Unrealized appreciation on forward foreign currency exchange contracts	Option contracts written Unrealized depreciation on futures Unrealized depreciation on swap contracts Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of October 31, 2021:

Asset Derivatives Investment Value

				Total at
	Equity	Currency	Interest Rate	October 31,
	Contracts	Contracts	Contracts	2021
International Opportunity Bond
Forward Foreign Currency Exchange Contracts	$—	$307,043	$—	$307,043
Futures Contracts	—	—	154,383	154,383
Dynamic Macro
Futures Contracts	$110,075	$—	$—	$110,075
Purchased Options	126,225	—	798,171	924,396
Long/Short Credit
Credit Default Swap Contracts	$105,189	$—	$—	$105,189
Futures Contracts	—	—	458,457	458,457
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$20,766	$—	$20,766

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

Liability Derivatives Investment Value

				Total at
	Equity	Currency	Interest Rate	October 31,
	Contracts	Contracts	Contracts	2021
International Opportunity Bond
Forward Foreign Currency Exchange Contracts	$—	$99,403	$—	$99,403
Futures Contracts	—	—	232,566	232,566
Dynamic Macro
Futures Contracts	$10,015	$—	$261,566	$271,581
Written Options	29,325	—	—	29,325
Long/Short Credit
Credit Default Swap Contracts	$81,417	$—	$—	$81,417
Futures Contracts	—	—	66,237	66,237
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$93,555	$—	$93,555

The following is a summary of the location of derivative investments of each Fund in the Statements of Operations for the year ended October 31, 2021.

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest rate contracts

Net realized gain (loss) from: Futures, Purchased options, Written options, Swap contracts, Forward foreign currency exchange contracts

Net change in unrealized appreciation (depreciation) on: Futures , Purchased options, Written options, Swap contracts, and Forward foreign currency exchange contracts

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended October 31, 2021:

Realized gain (loss) on derivatives recognized in the Statements of Operations

				Total at
	Equity	Currency	Interest Rate	October 31,
Derivative Investment type	Contracts	Contracts	Contracts	2021
International Opportunity Bond
Futures Contracts	$—	$—	$3,268	$3,268
Swap Contracts	—	—	71,570	71,570
Forward Foreign Currency Exchange Contracts	—	399,063	—	399,063
Dynamic Macro
Futures Contracts	$796,192	$—	$(56,433)	$739,759
Purchased Options	(207,991)	—	(340,132)	(548,123)
Written Options	275,876	—	—	275,876
Long/Short Credit
Futures Contracts	$—	$—	$1,387,571	$1,387,571
Swaps Contracts	(1,254,490)	—	(13,955)	(1,268,445)
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$(131,291)	$—	$(131,291)
Purchased Options	(1,540,129)	—	—	(1,540,129)
Written Options	(116,543)	—	—	(116,543)
Swaps Contracts	959,475	—	—	959,475

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations
				Total at
	Equity	Currency	Interest Rate	October 31,
Derivative Investment type	Contracts	Contracts	Contracts	2021
International Opportunity Bond
Futures Contracts	$—	$—	$(157,498)	$(157,498)
Swap Contracts	—	—	(25,563)	(25,563)
Forward Foreign Currency Exchange Contracts	—	(136,977)	—	(136,977)
Dynamic Macro
Futures Contracts	$240,900	$—	$(315,150)	$(74,250)
Purchased Options	(361,332)	—	93,582	(267,750)
Written Options	244,734	—	—	244,734
Long/Short Credit
Futures Contracts	$—	$—	$(65,198)	$(65,198)
Swaps Contracts	(148,452)	—	89,568	(58,884)
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$(72,789)	$—	$(72,789)
Purchased Options	92,399	—	—	92,399
Written Options	(262,914)	—	—	(262,914)
Swap Contracts	(827,327)	—	—	(827,327)

The average notional value of the derivative instruments for the year ended October 31, 2021 is disclosed below:

	Average Notional Value
	Long	Short	Purchased		Written		Long		Short
	Futures	Futures	Options		Options		Swaps		Swaps
International Opportunity Bond	$18,911,235	$9,459,969	$—		$—		$—		$802,250
Dynamic Macro	17,746,617	3,587,370	15,797,893		5,231,949		—		—
Long/Short Credit	—	48,519,827	—		—		52,750,000		12,000,000
Monthly Distribution	—	—	8,575,280	*	30,475,200	**	6,143,492	**	—

*	Averaged over Quarter 1 and Quarter 3 when the Fund had derivative exposure.

**	Averaged over Quarter 1 when the Fund had derivative exposure.

j. Offsetting of Financial Assets & Liabilities and Derivative Assets & Liabilities – International Opportunity Bond, Dynamic Macro, Long/Short Credit, and Monthly Distribution policies are to recognize a gross asset or liability equal to the unrealized amounts on futures contracts, forward foreign currency exchange contracts, swaps and written options. The following table shows additional information regarding the offsetting of assets and liabilities at October 31, 2021.

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

International Opportunity Bond
					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
			Gross Amounts
		Gross	Offset in the	Net Amounts of Assets
		Amounts of	Statements of	Presented in the		Cash
		Recognized	Assets &	Statements of Assets	Financial	Collateral
Description	Counterparty	Assets	Liabilities	& Liabilities	Instruments	Received	Net Amount
Forward Foreign Currency Exchange Contracts	Barclays	$265,548	$—	$265,548	$(12,616)	$—	$252,932
	Citigroup	1,214	—	1,214	(1,214)	—	—
	JP Morgan Chase	40,281	—	40,281	(40,281)	—	—
Total		$307,043	$—	$307,043	$(54,111)	$—	$252,932

Liabilities:					Gross Amounts Not Offset in the
					Statements of Assets & Liabilities
			Gross Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statements of	Liabilities Presented in		Cash
		Recognized	Assets &	the Statements of	Financial	Collateral
Description	Counterparty	Liabilities	Liabilities	Assets & Liabilities	Instruments (1)	Pledged	Net Amount
Forward Foreign Currency Exchange Contracts	Barclays	$(12,616)	$—	$(12,616)	$12,616	$—	$—
	Citigroup	$(4,142)	—	(4,142)	1,214	2,928	—
	JP Morgan Chase	(82,645)	—	(82,645)	40,281	42,364	—
Total		$(99,403)	$—	$(99,403)	$54,111	$45,292	$—

Dynamic Macro
					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
				Net Amounts of Assets
		Gross Amounts	Gross Amounts Offset	Presented in the		Cash
		of Recognized	in the Statements of	Statements of Assets &	Financial	Collateral
Description	Counterparty	Assets	Assets & Liabilities	Liabilities	Instruments	Received	Net Amount
Purchased Options	Goldman Sachs	924,396	—	924,396	(29,325)	—	895,071
Total		$924,396	$—	$924,396	$(29,325)	$—	$895,071

Liabilities:					Gross Amounts Not Offset in the
					Statements of Assets & Liabilities
				Net Amounts of
		Gross Amounts	Gross Amounts Offset	Liabilities Presented in		Cash
		of Recognized	in the Statements of	the Statements of	Financial	Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Written Options	Goldman Sachs	(29,325)	—	(29,325)	29,325	—	—
Total		$(29,325)	$—	$(29,325)	$29,325	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

Long/Short Credit

Assets:					Gross Amounts Not Offset in the
					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Assets Presented in
		Recognized	Statements of	the Statements of	Financial	Cash Collateral
Description	Counterparty	Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Futures Contracts	HSBC	$458,457	$—	$458,457	$(66,237)	$—	$392,220
Credit Default Swaps	Barclays	43,428	—	43,428	(10,816)	—	32,612
Credit Default Swaps	HSBC	30,045	—	30,045	(30,045)	—	—
Credit Default Swaps	Goldman Sachs	31,716	—	31,716	(25,840)	—	5,876
Total		$563,646	$—	$563,646	$(132,938)	$—	$430,708

Liabilities:					Gross Amounts Not Offset in the
					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Liabilities Presented
		Recognized	Statements of	in the Statements of	Financial	Cash Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures	HSBC	$(66,237)	$—	$(66,237)	$66,237	$—	$—
Credit Default Swaps	Barclays	(10,816)	—	(10,816)	10,816	—	—
Credit Default Swaps	HSBC	(32,458)	—	(32,458)	30,045	—	(2,413)
Credit Default Swaps	Goldman Sachs	(25,840)	—	(25,840)	25,840	—	—
Credit Default Swaps	JP Morgan	(12,303)	—	(12,303)	—	—	(12,303)
Total		$(147,654)	$—	$(147,654)	$132,938	$—	$(14,716)

Monthly Distribution Fund

					Gross Amounts Not Offset in the
					Statements of Assets &
Assets:					Liabilities
			Gross
			Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statements of	Assets Presented in		Cash
		Recognized	Assets &	the Statements of	Financial	Collateral
Description	Counterparty	Assets	Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Forward Foreign Currency Exchange Contracts	Morgan Stanley	$20,766	$—	$20,766	$(20,766)	$—	$—
Total		$20,766	$—	$20,766	$(20,766)	$—	$—

					Gross Amounts Not Offset in the
					Statements of Assets &
Liabilities:					Liabilities
			Gross
		Gross	Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented		Cash
		Recognized	Statements of	in the Statements of	Financial	Collateral
Description	Counterparty	Liabilities	Assets &	Assets & Liabilities	Instruments (1)	Pledged	Net Amount
Forward Foreign Currency Exchange Contracts	Morgan Stanley	$(93,555)	$—	$(93,555)	$20,766	$—	$(72,789)
Total		$(93,555)	$—	$(93,555)	$20,766	$—	$(72,789)

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

k. Deposits with Broker for Futures, Options and Swaps

Fund	Derivative Type	Broker	Deposit with Broker
International Opportunity Bond		Barclays	$308,169
		JP Morgan	50,000
Dynamic Macro		Goldman Sachs	19,409
Long/Short Credit	Swaps	HSBC	3,703,359
	Swaps	JP Morgan	270,000
	Swaps	Goldman Sachs	40,000
	Futures	Goldman Sachs	550,000
	Futures	HSBC	407,998
Monthly Distribution	Securities Sold Short	JP Morgan	176,937,508

l. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

m. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date that the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class. The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

n. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

o. LIBOR Risk – The Funds may invest in securities and other instruments whose interest payments are determined by references to the London Interbank Offered Rate (“LIBOR”).

The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On March 5, 2021, ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR rates after publication on June 30, 2023, with the one week and two months USD LIBOR rates to cease after publication on December 31, 2021. The U.S. Federal Reserve, based on the recommendations of the Alternative Reference Rates Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, that is intended to replace USD LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute or alternate reference rate may adversely affect the Fund’s performance and/or NAV. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.

p. Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. For example, the novel coronavirus (COVID -19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds’ portfolio investments.

q. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2018 to 2020 and expected to be taken in tax year 2021 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdiction as U.S. Federal and California. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

r. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Corporate/Government Bond, Floating Rate Bond, High-Yield Bond, International Opportunity Bond, Long/Short Credit, and Monthly Distribution which will distribute their respective net investment income, if any, monthly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date. Monthly Distribution’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, Monthly Distribution’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of Monthly Distribution’s current net asset value per share. Shareholders receiving periodic payments from Monthly Distribution may be under the impression that they are receiving net income. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from Monthly Distribution is net income.

s. Real Estate Investment Trusts – Real Estate Stock invests primarily in Real Estate Investment Trusts (REITs). Distributions from REITs may be characterized as dividends, capital gains, and/or return of capital.

t. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a.	Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Floating Rate Bond*	0.78% – 0.98%	0.60%	0.18% – 0.38%
High-Yield Bond	0.82% – 1.02%	0.60%	0.22% – 0.42%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%
Emerging Markets Stock	0.70% – 1.50%	0.65%	0.05% – 0.85%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Dynamic Macro	1.05% – 1.75%	0.65%	0.40% – 1.10%
Long/Short Credit	0.70% – 1.80%	0.65%	0.05% – 1.15%
Monthly Distribution	0.87% – 1.63%	0.65%	0.22% – 0.98%
Real Estate Stock	0.80% – 1.40%	0.65%	0.15% – 0.75%

*	Prior to October 1, 2021, the Sub-Adviser’s portion for Floating Rate Bond was 0.10%-0.46% and the Management Fee as 0.70%-1.06%.

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under- performance to a percentage of fee increases or decreases, respectively. In addition, some Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Funds during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period. Floating Rate Bond and Monthly Distribution, which are in the initial year of new Fulcrum Fee arrangements, are calculating Performance Fees based on the inception dates as of October 1, 2021 and April 1, 2021, respectively.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.10%), the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

				Null	Minimum	Maximum
Fund	Sub-Adviser	Benchmark	Base Fee	Zone	Fee	Fee
Corporate/Government Bond	Newfleet Asset Management, LLC	Bloomberg Barclays Aggregate Bond Index	0.30%	+/- 0.15%	0.15%	0.45%
Floating Rate Bond *	PineBridge Investments LLC	S&P/LSTA U.S. Leveraged Loan 100 Index	0.28%	+/- 0.00%	0.18%	0.38%
High-Yield Bond	PineBridge Investments LLC	Bloomberg U.S. Corporate High Yield Bond Ba/B 2% Issuer Capped Index	0.32%	+/- 0.00%	0.22%	0.42%
International Opportunity Bond	Stone Harbor Investment Partners LP	Bloomberg Global ex US Aggregate Bond Index (Hedged)	0.45%	+/- 0.00%	0.20%	0.70%
Large Cap Value	Rothschild & Co. Asset Management US Inc.	Russell 1000 Value Index	0.30%	+/- 0.00%	0.10%	0.50%
Small Cap Value	Ziegler Capital Management, LLC	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
Focused Large Cap Growth	The Ithaka Group, LLC	Russell 1000 Growth Index	0.35%	+/- 0.30%	0.20%	0.50%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock	NS Partners Ltd.	MSCI Emerging Markets Index (Net)	0.45%	+/- 0.00%	0.05%	0.85%
International Stock	Arrowstreet Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Dynamic Macro	Newton Investment Management North America, LLC	IQ Hedge Global Macro Beta Index	0.75%	+/- 0.00%	0.40%	1.10%
Long/Short Credit	Metlife Investment Advisors, LLC	BofA Merrill Lynch US 3-month Treasury Bill Index PLUS 300 bps (3.00%)	0.60%	+/- 0.00%	0.05%	1.15%
Monthly Distribution **	Grantham, Mayo, Van Otterloo & Co., LLC	IQ Hedge Market Neutral Total Return Index	0.60%	+/- 0.00%	0.22%	0.98%
Real Estate Stock	American Assets Capital Advisers, LLC	Dow Jones U.S. Real Estate Total Return Index	0.45%	+/- 0.00%	0.15%	0.75%

*	Effective October 1, 2021 PineBridge Investments, LLC replaced Newfleet Asset Management, LLC as the Sub-Adviser to Floating Rate Bond. Newfleet Asset Management, LLC had a Base Fee of 0.28%, a Minimum Fee of 0.10%, and a Maximum Fee of 0.46%.

**	Effective April 1, 2021 Grantham, Mayo, Van Otterloo & Co., LLC replaced Weiss Multi-Strategy Advisers, LLC as the Sub-Adviser to Monthly Distribution. Weiss Multi-Strategy Advisers, LLC had a Base Fee of 0.60%, a Minimum Fee of 0.22% and a Maximum Fee of 0.98%.

b.       Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. For providing administration services, GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates; 0.07% on the first $250 million of average net assets; 0.05% on average net assets between $250 million and $500 million; 0.03% on average net assets over $500 million; and 0.01% on average net assets over $1 billion. Such fees are subject to an annual minimum of $400,000 in total for the entire Trust. For providing fund accounting services, GFS receives from the Trust a minimum annual fee of $245,000. For providing transfer agent services, GFS receives from the Trust a minimum annual fee of $201,600.

Blu Giant, LLC, (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds. An individual from GFS serves as an officer for the Trust and receives no additional compensation from the Trust for serving in that role.

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted an Amended and Restated Rule 12b-1 Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plan for Class A shares authorizes the Funds to pay distribution fees to the Distributor or other entities on a monthly basis at an annualized rate of up to 0.25% of the average daily net assets attributable to Class A shares. The Plan for Class C shares authorizes the Funds to pay distribution fees at the annualized rate of 0.75% for the equity Funds and 0.50% for the fixed income Funds and shareholder servicing fees at the annualized rate of 0.25% to the Distributor or other entities on a monthly basis based on the average daily net assets attributable to Class C shares. Class N shares do not pay distribution fees or shareholder servicing fees.

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

		12b-1 and Shareholder Service
	Distributor Sales Charges	Fees Paid to the Distributor
Fund	Class A	Class A	Class C
Corporate/Government Bond	$1,209	$20,156	$8,877
Floating Rate Bond	2,099	45,425	13,021
High-Yield Bond	6,391	26,294	10,140
International Opportunity Bond	187	19,438	5,229
Large Cap Value	32,577	45,557	16,301
Small Cap Value	14,346	23,947	9,981
Focused Large Cap Growth	91,093	49,336	23,821
Small Cap Growth	54,340	19,045	9,322
Emerging Markets Stock	1,841	42,516	13,484
International Stock	8,166	55,680	21,276
Dynamic Macro	432	8,260	2,264
Long/Short Credit	8,886	37,678	15,094
Monthly Distribution	12,964	48,259	36,420
Real Estate Stock	19,423	27,873	8,606

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the Trust will receive $ 6,250 for each Board meeting attended in-person; $2,500 for all electronically-attended Board meetings; $1,000 for in-person committee meetings and $500 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated for the committee meeting. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $167,250 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

e. Commission Recapture – During the year ended October 31, 2021, certain Funds had portfolio trades executed with a certain brokers pursuant to a commission recapture agreement under which the brokers returned a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such commission recapture agreement, are included in fees paid indirectly in the Funds’ Statements of Operations and will be paid directly by the brokers for the expenses of the Fund. For the year ended October 31, 2021, the amounts received by the Administrator on behalf of certain participating Funds under this arrangement were: Large Cap Value - $778, Small Cap Value - $1,116 and Small Cap Growth - $633.

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended October 31, 2021 were as follows:

	Purchases	Sale Proceeds		Proceeds of
	(excluding U.S.	(excluding U.S.	Purchases of	U.S.
	Government	Government	U.S. Government	Government
Fund	Securities)	Securities)	Securities	Securities
Corporate/Government Bond	$54,410,552	$39,608,253	$14,925,401	$10,809,564
Floating Rate Bond	267,341,729	249,778,512	—	—
High-Yield Bond	90,315,828	74,636,307	—	—
International Opportunity Bond	47,920,901	24,700,310	—	—
Large Cap Value	62,732,321	42,906,506	—	—
Small Cap Value	69,368,968	63,758,775	—	—
Focused Large Cap Growth	49,996,907	52,466,938	—	—
Small Cap Growth	85,890,960	84,454,845	—	—
Emerging Markets Stock	119,833,709	89,976,836	—	—
International Stock	222,266,077	207,889,951	—	—
Dynamic Macro	1,129,269	8,670,416	—	—
Long/Short Credit	260,157,669	199,367,718	172,817,986	161,304,203
Monthly Distribution	653,247,597	577,597,735	—	—
Real Estate Stock	74,908,360	55,752,480	—	—

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2021, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Corporate/Government Bond	$94,595,485	$1,684,981	$(1,025,443)	$659,538
Floating Rate Bond	208,128,959	1,810,443	(1,824,506)	(14,063)
High-Yield Bond	113,794,460	4,645,606	(1,980,280)	2,665,326
International Opportunity Bond	69,193,868	2,250,917	(2,562,134)	(311,217)
Large Cap Value	117,436,167	52,769,450	(1,853,174)	50,916,276
Small Cap Value	96,703,176	18,166,820	(2,566,941)	15,599,879
Focused Large Cap Growth	104,256,463	123,715,997	(1,076,902)	122,639,095
Small Cap Growth	64,625,956	27,552,320	(4,762,249)	22,790,071
Emerging Markets Stock	117,717,364	28,167,262	(9,478,868)	18,688,394
International Stock	163,477,727	33,902,116	(5,758,028)	28,144,088
Dynamic Macro	21,338,531	4,479,373	(683,324)	3,796,049
Long/Short Credit	232,065,458	2,762,372	(1,120,070)	1,642,302
Monthly Distribution	97,364,495	29,551,432	(36,965,544)	(7,414,112)
Real Estate Stock	114,112,049	31,419,305	(8,442,548)	22,976,757

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

6.	SHARES OF BENEFICIAL INTEREST

Following is a summary of shareholder transactions for each Fund for the year ended October 31, 2021 and the year ended October 31, 2020, respectively:

For the year ended October 31, 2021:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	2,571,070	76,601	(1,438,091)	1,209,580	300,737	7,657	(230,635)	77,759
Floating Rate Bond	5,351,926	568,208	(2,302,539)	3,617,595	658,582	70,313	(522,843)	206,052
High-Yield Bond	3,209,083	417,822	(2,063,754)	1,563,151	486,892	51,404	(450,739)	87,557
International Opportunity Bond	3,137,730	150,297	(1,054,346)	2,233,681	493,131	20,931	(253,857)	260,205
Large Cap Value	2,073,516	57,194	(929,585)	1,201,125	474,985	9,622	(344,911)	139,696
Small Cap Value	1,219,879	33,238	(921,729)	331,388	207,777	5,343	(279,909)	(66,789)
Focused Large Cap Growth	1,121,718	71,719	(854,301)	339,136	247,268	21,228	(346,540)	(78,044)
Small Cap Growth	802,528	264,776	(781,005)	286,299	412,070	96,686	(353,188)	155,568
Emerging Markets Stock	2,092,748	6,610	(627,775)	1,471,583	382,656	—	(195,128)	187,528
International Stock	2,221,567	51,395	(1,426,685)	846,277	292,871	8,406	(409,741)	(108,464)
Dynamic Macro	444,180	12,928	(948,346)	(491,238)	96,728	1,231	(248,391)	(150,432)
Long/Short Credit	10,900,459	337,097	(2,587,285)	8,650,271	1,611,447	43,938	(451,389)	1,203,996
Monthly Distribution	2,632,603	179,526	(879,031)	1,933,098	267,118	30,920	(275,516)	22,522
Real Estate Stock	1,461,477	254,742	(523,737)	1,192,482	212,275	50,131	(199,730)	62,676

	Class C Shares
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	50,783	1,367	(66,271)	(14,121)
Floating Rate Bond	93,059	18,350	(142,503)	(31,094)
High-Yield Bond	65,582	15,875	(98,540)	(17,083)
International Opportunity Bond	43,835	2,642	(32,355)	14,122
Large Cap Value	40,306	898	(91,267)	(50,063)
Small Cap Value	37,233	396	(65,054)	(27,425)
Focused Large Cap Growth	62,773	7,708	(58,166)	12,315
Small Cap Growth	40,462	36,644	(46,900)	30,206
Emerging Markets Stock	35,011	—	(47,386)	(12,375)
International Stock	35,002	166	(72,293)	(37,125)
Dynamic Macro	12,245	—	(39,975)	(27,730)
Long/Short Credit	187,707	7,336	(128,490)	66,553
Monthly Distribution	77,973	32,470	(237,893)	(127,450)
Real Estate Stock	80,019	15,851	(40,378)	55,492

For the year ended October 31, 2020:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	2,442,311	66,476	(1,328,640)	1,180,147	294,446	9,157	(250,960)	52,643
Floating Rate Bond	3,849,760	592,036	(6,066,744)	(1,624,948)	810,520	80,421	(1,027,096)	(136,155)
High-Yield Bond	2,455,724	433,543	(3,601,390)	(712,123)	460,273	58,376	(528,449)	(9,800)
International Opportunity Bond	2,299,451	89,247	(1,311,372)	1,077,326	456,811	13,291	(186,162)	283,940
Large Cap Value	2,399,060	138,361	(1,252,393)	1,285,028	658,171	34,070	(543,574)	148,667
Small Cap Value	2,415,552	—	(1,820,596)	594,956	470,660	—	(386,664)	83,996
Focused Large Cap Growth	1,137,971	97,550	(1,086,213)	149,308	582,227	27,824	(677,311)	(67,260)
Small Cap Growth	837,545	40,552	(1,232,242)	(354,145)	480,062	11,564	(580,869)	(89,243)
Emerging Markets Stock	1,853,780	34,748	(1,572,886)	315,642	459,657	5,711	(363,721)	101,647
International Stock	2,284,755	138,030	(2,661,981)	(239,196)	514,676	28,085	(621,576)	(78,815)
Dynamic Macro	784,689	—	(1,599,151)	(814,462)	221,207	—	(479,227)	(258,020)
Long/Short Credit	8,085,347	163,905	(3,899,273)	4,349,979	1,087,252	24,191	(502,836)	608,607
Monthly Distribution	1,427,177	175,987	(2,120,885)	(517,721)	298,337	38,406	(569,549)	(232,806)
Real Estate Stock	1,563,413	170,517	(933,460)	800,470	426,430	36,244	(308,616)	154,058

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	455,539	3,711	(449,782)	9,468
Floating Rate Bond	433,161	25,748	(619,674)	(160,765)
High-Yield Bond	127,404	22,144	(461,812)	(312,264)
International Opportunity Bond	79,096	2,354	(104,595)	(23,145)
Large Cap Value	140,599	10,700	(222,263)	(70,964)
Small Cap Value	141,105	—	(162,323)	(21,218)
Focused Large Cap Growth	126,528	12,296	(171,171)	(32,347)
Small Cap Growth	60,791	4,355	(106,446)	(41,300)
Emerging Markets Stock	93,733	665	(149,063)	(54,665)
International Stock	133,574	6,779	(247,349)	(106,996)
Dynamic Macro	62,303	—	(127,248)	(64,945)
Long/Short Credit	606,976	6,997	(646,224)	(32,251)
Monthly Distribution	136,689	47,226	(550,746)	(366,831)
Real Estate Stock	89,003	11,800	(75,792)	25,011

7.       DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the year ended October 31, 2021 and October 31, 2020 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
10/31/2021	Income	Capital Gains	Capital	Total
Corporate/Government Bond **	$1,245,650	$—	$—	$1,245,650
Floating Rate Bond **	6,071,064	—	—	6,071,064
High-Yield Bond **	4,596,419	—	—	4,596,419
International Opportunity Bond	1,625,612	—	—	1,625,612
Large Cap Value	1,058,479	—	—	1,058,479
Small Cap Value	567,981	—	—	567,981
Focused Large Cap Growth	—	3,869,872	—	3,869,872
Small Cap Growth	4,242,651	5,463,358	—	9,706,009
Emerging Markets Stock *	451,197	—	—	451,197
International Stock *	1,683,689	70,762	—	1,754,451
Dynamic Macro	148,493	—	19	148,512
Long/Short Credit **	3,870,741	—	—	3,870,741
Monthly Distribution **	5,009,573	—	3,079,712	8,089,285
Real Estate Stock	—	6,116,623	—	6,116,623

For fiscal year ended	Ordinary	Long-Term	Return of
10/31/2020	Income	Capital Gains	Capital	Total
Corporate/Government Bond **	$1,137,278	$—	$—	$1,137,278
Floating Rate Bond **	6,315,171	—	—	6,315,171
High-Yield Bond **	4,586,673	—	—	4,586,673
International Opportunity Bond	598,123	—	329,450	927,573
Large Cap Value	933,518	1,931,134	—	2,864,652
Small Cap Value	—	—	—	—
Focused Large Cap Growth	—	3,668,052	—	3,668,052
Small Cap Growth	116,998	825,002	—	942,000
Emerging Markets Stock *	834,088	—	—	834,088
International Stock *	3,234,865	—	—	3,234,865
Dynamic Macro	—	—	—	—
Long/Short Credit **	1,890,160	—	—	1,890,160
Monthly Distribution **	2,397,356	—	6,523,968	8,921,324
Real Estate Stock	1,519,797	2,213,358	—	3,733,155

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $608,514 and $325,296 for fiscal year ended October 31, 2021 for the International Stock Fund and Emerging Markets Fund respectively, and $449,736 and $203,526 for fiscal year ended October 31, 2020 for the International Stock Fund and Emerging Markets Fund respectively, which have been passed through to the Funds’ underlying shareholders and are deemed dividends for tax purposes.

**	Differences in distributions between the Statement of Changes paid from book and tax on the income funds relate to the adjustments for dividends payable for tax purposes.

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

As of each of the Fund’s tax year-ended October 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Corporate/Government Bond	$22,284	$—	$—	$(980,886)	$(326)	$659,538	$(299,390)
Floating Rate Bond	194,389	—	—	(13,962,610)	(3,490)	(14,063)	(13,785,774)
High-Yield Bond	59,457	—	—	(6,360,309)	(3,711)	2,665,326	(3,639,237)
International Opportunity Bond	203,439	22,444	—	—	(292)	(311,437)	(85,846)
Large Cap Value	3,738,840	6,477,839	—	—	—	50,916,276	61,132,955
Small Cap Value	8,171,394	1,402,043	—	—	—	15,599,879	25,173,316
Focused Large Cap Growth	—	16,249,986	(1,647,968)	—	—	122,639,095	137,241,113
Small Cap Growth	7,210,683	6,672,130	—	—	—	22,790,071	36,672,884
Emerging Markets Stock	10,107,233	1,730,171	—	—	—	18,688,707	30,526,111
International Stock	15,655,728	9,039,564	—	—	—	28,148,885	52,844,177
Dynamic Macro	—	—	(356,095)	(718,468)	—	3,794,597	2,720,034
Long/Short Credit	3,189,931	1,068,737	—	—	(8,461)	1,642,233	5,892,440
Monthly Distribution	—	—	(2,233,086)	—	(30,038)	(7,488,051)	(9,751,175)
Real Estate Stock	4,783,677	1,780,450	—	—	—	22,976,757	29,540,884

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income and accumulated net realized gain from security transactions are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market treatment of open forward foreign currency, swap and 1256 futures contracts, and adjustments for partnerships, perpetual bonds, debt modification, defaulted income bonds, passive foreign investment companies, C Corporation return of capital distributions and dividend payable. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) for the Funds. In addition, the amount listed under other book/tax differences are primarily attributable to tax adjustments for accrued dividend payable.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Corporate/Government Bond	$—
Floating Rate Bond	—
High-Yield Bond	—
International Opportunity Bond	—
Large Cap Value	—
Small Cap Value	—
Focused Large Cap Growth	1,647,968
Small Cap Growth	—
Emerging Markets Stock	—
International Stock	—
Dynamic Macro	356,095
Long/Short Credit	—
Monthly Distribution	2,233,086
Real Estate Stock	—

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

At October 31, 2021, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

				Capital Loss Carry
Fund	Short-Term	Long-Term	Total	Forward Utilized
Corporate/Government Bond	$879,180	$101,706	$980,886	$542,713
Floating Rate Bond	1,334,043	12,628,567	13,962,610	—
High-Yield Bond	2,089,999	4,270,310	6,360,309	2,581,608
International Opportunity Bond	—	—	—	442,099
Large Cap Value	—	—	—	35,068
Small Cap Value	—	—	—	5,861,913
Focused Large Cap Growth	—	—	—	—
Small Cap Growth	—	—	—	—
Emerging Markets Stock	—	—	—	243,844
International Stock	—	—	—	—
Dynamic Macro	718,468	—	718,468	1,814,183
Long/Short Credit	—	—	—	—
Monthly Distribution	—	—	—	—
Real Estate Stock	—	—	—	—

During the fiscal year ended October 31, 2021, the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the reclassification of net operating losses, fund distributions, the use of tax equalization credits and adjustments for prior year tax returns resulted in reclassification for the tax year ended October 31, 2021 as follows:

	Paid
	In	Accumulated
Fund	Capital	Earnings (Loss)
Corporate/Government Bond	$—	$—
Floating Rate Bond	—	—
High-Yield Bond	—	—
International Opportunity Bond	—	—
Large Cap Value	763,668	(763,668)
Small Cap Value	279,408	(279,408)
Focused Large Cap Grow th	918,433	(918,433)
Small Cap Grow th	2,278,035	(2,278,035)
Emerging Markets Stock	440,108	(440,108)
International Stock	2,126,067	(2,126,067)
Dynamic Macro	(40,134)	40,134
Long/Short Credit	201,340	(201,340)
Monthly Distribution	—	—
Real Estate Stock	584,684	(584,684)

Net assets were unaffected by the above reclassifications.

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

8.	LINE OF CREDIT

Currently, the Funds have a $50,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis at rate of Prime less .5%. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so. Based only on the days borrowed, the average amount of borrowings outstanding were as follows:

	Average borrowings	Average
Fund	outstanding	borrowings rate
Corporate/Government Bond	$834,750	2.75%
Floating Rate Bond	601,633	2.75%
Small Cap Value	1,378,000	2.75%
Focused Large Cap Growth	1,684,600	2.75%
Small Cap Growth	2,441,667	2.75%
Emerging Markets Stock	639,000	2.75%
International Stock	1,107,417	2.75%
Monthly Distribution	823,833	2.75%
Real Estate Stock	120,800	2.75%

The interest expense for all the Funds listed above is immaterial.

As of October 31, 2021, all the Funds listed above had no outstanding borrowings on the Uncommitted Line. Funds not listed above did not access the line of credit during the year ended October 31, 2021.

9.	SECURITIES LENDING

The Funds have entered into separate Securities Lending Agreements (“Agreements”) with the Bank and Securities Finance Trust Company (“SFTC”). High-Yield Bond, Small Cap Growth and Monthly Distribution lend securities with SFTC. All other Funds lend securities with the Bank. Each participating Fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. International Stock is below the 105% threshold due to market fluctuation. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank or SFTC as lending agent and the remainder is paid to the Fund(s).

Securities lending income is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

As of October 31, 2021 the below table shows the securities loan and collateral for the loan both of which are presented gross on the Statement of Assets and Liabilities. All individual open security loan transactions were overcollateralized. This cash is invested in the Mount Vernon Liquid Assets Portfolio.

	Market Value of Loaned	Market Value of
Fund	Securities	Collateral
Corporate/Government Bond	$6,819,602	$7,012,874
Floating Rate Bond (1)	5,856,330	6,007,113
High-Yield Bond	1,378,490	1,439,398
International Opportunity Bond (2)	1,152,290	1,183,068
Large Cap Value	10,590,179	10,849,410
Small Cap Value	23,565,870	24,338,245
Focused Large Cap Growth	21,878,018	22,432,993
Small Cap Growth	1,226,680	1,242,020
Emerging Markets Stock (2)	993,479	992,623
International Stock (2)	9,866,411	10,190,021
Dynamic Macro	6,594	6,750
Long/Short Credit	18,141,908	18,656,855
Real Estate Stock	25,023,269	25,982,301

The Monthly Distribution Fund did not engage in securities lending at October 31, 2021.

(1)	Total loaned securities that have been sold and pending settlement had a value of $671,715.

(2)	Securities collateralized below 102% or 105% for foreign securities. The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% or 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% or 105% due to end of day market movement. The next business day, additional collateral is obtained/received from the borrower to replenish/reestablish 102% or 105%.

NOTES TO FINANCIAL STATEMENTS
October 31, 2021(Continued)

10.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds invest in other investment companies. Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk and high yield risk. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses. All the Funds may invest in investment companies. Such investments would subject the Funds to similar risks.

The performance of Dynamic Macro will be directly affected by the performance of the SPDR S&P 500 ETF Trust. The financial statements of this Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with Dynamic Macro’s financial statements. As of October 31, 2021, the percentage of Dynamic Macro invested in the SPDR S&P 500 ETF Trust was 25.4%.

11.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

In October 2020, the SEC adopted new regulations governing the use of derivative by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19,2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Funds’ use of derivatives.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of Dunham Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Dunham Corporate/Government Bond Fund, Dunham Floating Rate Bond Fund, Dunham High-Yield Bond Fund, Dunham International Opportunity Bond Fund, Dunham Large Cap Value Fund, Dunham Small Cap Value Fund, Dunham Focused Large Cap Growth Fund, Dunham Small Cap Growth Fund, Dunham Emerging Markets Stock Fund, Dunham International Stock Fund, Dunham Dynamic Macro Fund, Dunham Long/Short Credit Fund, Dunham Monthly Distribution Fund, and Dunham Real Estate Stock Fund, each a series of shares of beneficial interest in Dunham Funds (the “Funds”), including the schedules of investments, as of October 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, brokers, agent bank, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Dunham Funds since 2007.

Philadelphia, Pennsylvania

December 30, 2021

TRUSTEES & OFFICERS (Unaudited)

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name. Unless otherwise noted, the address of each Trustee and Officer is 10251 Vista Sorrento Parkway, Suite 200 San Diego, CA 92121.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships During the Past 5 Years
Non-Interested Trustees
Henry R. Goldstein Age:90	Trustee	Since January 2008	Retired; Self-employed consultant/mediator (financial services), 2009–2017; Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007–2009.	14	None
Paul A. Rosinack Age:74	Trustee	Since January 2008	Retired; President/Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2004–2017.	14	None
Michael J. Torvinen Age: 65	Trustee	Since January 2021	Self-employed, Torvinen Accounting and Consulting LLC, August 2014– present.	14	None

TRUSTEES & OFFICERS (Unaudited) (Continued)

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships During the Past 5 Years
Interested Trustees and Officers
Jeffrey A. Dunham Age: 60	Trustee, Chairman of Board, President & Principal Executive Officer	Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc., (registered investment adviser, broker-dealer and distributor for mutual funds), 1985–present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999–present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986–present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985–present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999–present.	14	None
Denise S. Iverson Age: 62	Treasurer & Principal Financial Officer	Since January 2008	Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer, and distributor for mutual funds), 1999–present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999–present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999–present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partners), 1999–present; Chief Financial Officer and Director, Dunham Trust Company, 1999– present.	N/A	N/A
Viktoria Palermo Age: 43	Chief Compliance Officer & AML Officer	Since September 2021	Chief Compliance Officer, Dunham & Associates, Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), September 2021– present; Operations Manager (2021), Chief Compliance Officer and AML Officer (2017 – 2021), Associate Compliance Officer (2015 – 2017), Lucia Capital Group.	N/A	N/A
Ryan Dykmans Age: 39	Assistant Secretary	Since October 2015	Director of Research, June 2013- present; Senior Investment Analyst from 2009–2013, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds).	N/A	N/A
James Colantino Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Age: 52	Assistant Treasurer	Since January 2008	Senior Vice President – Fund Administration, (2012–present), Vice President (2004–2012), Senior Fund Administrator (1999–2004), Gemini Fund Services, LLC.	N/A	N/A

^	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

ADDITIONAL INFORMATION (Unaudited)

Dunham Dynamic Macro Fund

15(c) BOARD CONSIDERATIONS

June 15, 2021

I.	Background

On June 15, 2021, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, a new sub-advisory agreement (the “Sub-Advisory Agreement”) for the following Trust series (the “Fund”):

Fund	Sub-Advisory Agreement
Dunham Dynamic Macro Fund	Newton Investment Management North America, LLC

The Sub-Advisory Agreement with Newton Investment Management North America, LLC (“Newton” or the “Sub -Adviser”) would take effect on or about August 31, 2021. Newton would take over sub-advisory responsibilities from the current sub-adviser Mellon Investments Corporation (“Mellon”). The Bank of New York Mellon Corporation (“BNY”) is the ultimate parent company of Newton and Mellon.

In considering the Sub-Advisory Agreement, the Independent Trustees had requested and reviewed materials that Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and the Sub-Adviser provided prior to and during the meeting. The Independent Trustees also had reviewed a memorandum from Fund counsel that addressed their fiduciary duties pertaining to the new Sub-Advisory Agreement and the factors they should consider in evaluating the Sub-Advisory Agreement.

Among other information, the Adviser and Newton provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, sub-advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to the Sub-Advisory Agreement, the Board had received sufficient information to approve the Sub-Advisory Agreement.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Sub-Advisory Agreement be approved. In considering the approval of the Sub -Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

II.	Sub-Advisory Agreement

Nature, Extent and Quality of Services. In considering the approval of the Sub-Advisory Agreement between the Fund and Newton, the Board considered the nature, extent and quality of services Newton would provide under the Sub-Advisory Agreement. The Board reviewed the background of the investment professionals that would service the Fund, and Newton’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

The Board noted the Sub-Advisory Agreement approval was necessary due to BNY restructuring its investment advisory business, which included the Fund’s current sub-adviser Mellon and the new sub-adviser Newton. The Board noted in particular that the entire current investment team, including all team members providing advisory services to the Fund, will remain in place and continue to provide the same investment advisory services to the Fund. The investment discipline, process, tools and models also will remain unchanged. The Board concluded that the services Newton would provide should be satisfactory.

Performance. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category.

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also noted in particular ‘that since the portfolio management team began managing the Fund, the Fund has performed in line with or outperformed its Peer Group, the Morningstar category and the benchmark index. The Board concluded that the services Newton would provide should be satisfactory.

Sub-Advisory Fees and Economies of Scale. The Board considered the Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that the Sub-Adviser managed. The Board considered that the fee schedule was negotiated between the Adviser and the Sub-Adviser, an unaffiliated third party.

The Board reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the performance fee, which results in higher fees when the Sub-Adviser delivers results, and how performance fees should be integrated into their analysis.

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to the Sub-Adviser’s skill, rather than to random performance fluctuations, and the performance fee aligns the Sub-Adviser’s interest with those of Fund shareholders.

The Board also noted in particular that the Fund’s sub-advisory fee schedule will remain the same after the Sub -Adviser takes over from the current sub-adviser, Mellon. The Fund will pay a “fulcrum fee” consisting of: a “base fee” of 75 basis points (0.75%) annually; and a “performance fee” at a rate that will vary by up to +/-35 bps (0.35%). The Board concluded that the Sub-Adviser’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of the Sub-Adviser that receives a performance-based fee. The Board agreed that the Adviser had successfully negotiated a favorable base fee with the Sub-Adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with the Sub-Adviser would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered any information provided regarding the Sub-Adviser’s estimated profitability from providing sub-advisory services to the Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and the Sub-Adviser, an unaffiliated third party. The Board reviewed materials provided regarding any additional benefits the Sub-Adviser would receive.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement for the Fund are fair and reasonable, and that the approval of the Sub-Advisory Agreement is in the best interests of the Fund.

Dunham International Opportunity Bond Fund

15(c) BOARD CONSIDERATIONS

September 21, 2021

I.	Background

On September 21, 2021, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, a new sub-advisory agreement (the “New Sub-Advisory Agreement”) with Stone Harbor Investment Partners, LP (“Stone Harbor”) on behalf of the Dunham International Opportunity Bond Fund (the “Fund”). The New Sub -Advisory Agreement would take effect upon the change of control of Stone Harbor when Virtus Investment Partners, Inc (“Virtus”) acquires Stone Harbor (the “Acquisition”), which is expected to close in the fourth quarter of 2021.

The Independent Trustees had requested and reviewed materials that Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and Stone Harbor provided prior to and during the meeting and had reviewed a memorandum from Fund counsel that reviewed their fiduciary duties pertaining to the New Sub-Advisory Agreement and the factors they should consider in evaluating the New Sub-Advisory Agreement.

Among other information, the Adviser and Stone Harbor provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to the New Sub-Advisory Agreement, the Board had received sufficient information to approve the New Sub-Advisory Agreement. The Independent Trustees and Fund counsel also met to consider the Sub-Advisory Agreement.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Based upon its review, the Board concluded that it was in the best interests of the Fund that the New Sub-Advisory Agreement be approved. In considering the approval of the New Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

II.	Sub-Advisory Agreement

Nature, Extent and Quality of Services. In considering the approval of the New Sub-Advisory Agreement between the Fund and Stone Harbor, the Board considered the nature, extent and quality of services Stone Harbor would provide under the New Sub -Advisory Agreement. The Board reviewed the background of the investment professionals that would service the Fund, and the sub-adviser’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

The Board noted in particular that, after the Acquisition, the entire Stone Harbor investment team, including all team members providing advisory services to the Fund, will remain in place and continue to provide the same investment advisory services to the Fund. The investment discipline, process, tools and models also will remain unchanged. The Board further considered that there would be no changes to the Stone Harbor compliance team as a result of the transaction. The Board concluded that the services Stone Harbor would provide should be satisfactory.

Performance. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category.

The Board also noted in particular that since Stone Harbor began managing the Fund, the Fund has outperformed its benchmark index. The Board concluded that the services Stone Harbor provided were satisfactory.

Sub-Advisory Fees and Economies of Scale. The Board considered the Fund’s sub -advisory fee schedule and noted the fees charged to comparable portfolios, if any, that the sub-adviser managed. The Board considered that the fee schedule was negotiated between the Adviser and Stone Harbor, an unaffiliated third party.

The Board considered the base fee paid to Stone Harbor when the performance of the Fund is equal to that of a specific index plus or minus a “null” zone. The Board also reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the performance fee, which results in higher fees when a sub-adviser delivers results, and how performance fees should be integrated into their analysis.

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to a sub-adviser’s skill, rather than to random performance fluctuations, and the performance fee aligns a sub-adviser’s interest with those of Fund shareholders.

The Board also noted in particular that the Fund’s sub-advisory fee schedule will remain the same after the Acquisition.

The Board concluded that Stone Harbor’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of a sub -adviser that receives a performance based fee. The Board agreed that the Adviser had successfully negotiated a favorable base fee with Stone Harbor, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub -advisory talent. The Board agreed that pursuing breakpoints with the sub-adviser would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered any information provided regarding Stone Harbor’s estimated profitability from providing sub-advisory services to the Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and Stone Harbor, an unaffiliated third party. The Board reviewed materials provided as to any additional benefits Stone Harbor receives.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the New Sub-Advisory Agreement for the Fund are fair and reasonable, and that the approval of the New Sub-Advisory Agreement is in the best interests of the Fund.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Dunham Floating Rate Bond Fund

15(c) BOARD CONSIDERATIONS

September 21, 2021

I.	Background

On September 21, 2021, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, a new sub-advisory agreement (the “Sub-Advisory Agreement”) with PineBridge Investments, LLC (“PineBridge”) on behalf of the Dunham Floating Rate Bond Fund (the “Fund”). The Sub-Advisory Agreement would take effect on or about October 1, 2021.

In considering the Sub-Advisory Agreement, the Independent Trustees had requested and reviewed materials that Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and PineBridge provided prior to and during the meeting. The Independent Trustees also had reviewed a memorandum from Fund counsel that addressed their fiduciary duties pertaining to the new Sub-Advisory Agreement and the factors they should consider in evaluating the Sub-Advisory Agreement.

Among other information, the Adviser and PineBridge provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, sub-advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to the Sub-Advisory Agreement, the Board had received sufficient information to approve the Sub-Advisory Agreement.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Sub-Advisory Agreement be approved. In considering the approval of the Sub -Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

II.	Sub-Advisory Agreement

Nature, Extent and Quality of Services. In considering the approval of the Sub-Advisory Agreement between the Fund and PineBridge, the Board considered the nature, extent and quality of services PineBridge would provide under the Sub-Advisory Agreement. The Board reviewed the background of the investment professionals that would service the Fund, and PineBridge’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

The Board noted in particular that PineBridge was founded in 2010 and is a private, global asset manager that is a subsidiary of Pacific Century Group, an Asia-based private investment group. PineBridge has approximately $140 billion in assets under management, and currently serves as sub-adviser for the Dunham High-Yield Bond Fund. The Board concluded that the services that the Sub-Adviser would provide should be satisfactory.

Performance. The Board considered that the performance of a similar investment strategy as PineBridge would use for the Fund, the PineBridge Total Return Composite, for various periods compared to its benchmark and peer group. The Board noted the outperformance of the PineBridge Total Return Composite during the 2015, 2018, and 2019 calendar years.

Sub-Advisory Fees and Economies of Scale. The Board considered the Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that PineBridge managed. The Board considered that the fee schedule was negotiated between the Adviser and PineBridge, an unaffiliated third party.

The Board reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the performance fee, which results in higher fees when PineBridge delivers results, and how performance fees should be integrated into their analysis.

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to PineBridge’s skill, rather than to random performance fluctuations, and the performance fee aligns PineBridge’s interest with those of Fund shareholders.

The Board also noted the Fund will pay a “fulcrum fee” consisting of: a “base fee” of 28 basis points (0.28%) annually; and a “performance fee” at a rate that will vary by up to +/-10 bps (0.10%). The performance fee will be

ADDITIONAL INFORMATION (Unaudited) (Continued)

added to or subtracted from the base fee to arrive at the total fulcrum fee. The comparative index will be the S&P/LSTA U.S. Leveraged Loan 100 Index over the applicable measurement period. The Board concluded that PineBridge’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of a sub -adviser that receives a performance-based fee. The Board agreed that the Adviser had successfully negotiated a favorable base fee with PineBridge, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with PineBridge would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered any information provided regarding PineBridge’s estimated profitability from providing sub-advisory services to the Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and PineBridge, an unaffiliated third party. The Board reviewed materials provided regarding any additional benefits that PineBridge would receive.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement for the Fund are fair and reasonable, and that the approval of the Sub-Advisory Agreement is in the best interests of the Fund.

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical
	Fund’s		Ending		Ending
	Annualized	Beginning	Account	Expenses	Account	Expenses
	Expense	Account	Value	Paid During	Value	Paid During
	Ratio	Value 5/1/21	10/31/21	Period*	10/31/21	Period*
Class N:
Corporate/Government Bond Fund	1.27%	$1,000.00	$1,011.80	$6.46	$1,018.78	$6.49
Floating Rate Bond Fund	0.87%	$1,000.00	$1,016.10	$4.40	$1,020.84	$4.41
High-Yield Bond Fund	1.15%	$1,000.00	$1,017.60	$5.82	$1,019.43	$5.83
International Opportunity Bond Fund	1.83%	$1,000.00	$1,001.00	$9.22	$1,015.99	$9.29
Large Cap Value Fund	1.22%	$1,000.00	$1,082.30	$6.39	$1,019.07	$6.19
Small Cap Value Fund	1.12%	$1,000.00	$1,035.50	$5.74	$1,019.56	$5.70
Focused Large Cap Growth Fund	1.01%	$1,000.00	$1,116.60	$5.37	$1,020.13	$5.12
Small Cap Growth Fund	1.83%	$1,000.00	$1,053.90	$9.46	$1,016.00	$9.28
Emerging Markets Stock Fund	1.75%	$1,000.00	$953.70	$8.59	$1,016.41	$8.87
International Stock Fund	1.93%	$1,000.00	$1,028.80	$9.87	$1,015.48	$9.80
Dynamic Macro Fund	2.25%	$1,000.00	$1,044.70	$11.61	$1,013.84	$11.44
Long/Short Credit Fund	1.80%	$1,000.00	$1,008.90	$9.13	$1,016.12	$9.16
Monthly Distribution Fund	1.73%	$1,000.00	$967.20	$8.55	$1,016.51	$8.77
Real Estate Stock Fund	1.17%	$1,000.00	$1,034.90	$6.01	$1,019.30	$5.97
Class A:
Corporate/Government Bond Fund	1.52%	$1,000.00	$1,009.90	$7.72	$1,017.52	$7.75
Floating Rate Bond Fund	1.12%	$1,000.00	$1,014.80	$5.67	$1,019.57	$5.69
High-Yield Bond Fund	1.40%	$1,000.00	$1,015.00	$7.10	$1,018.16	$7.11
International Opportunity Bond Fund	2.08%	$1,000.00	$998.70	$10.47	$1,014.72	$10.56
Large Cap Value Fund	1.47%	$1,000.00	$1,081.10	$7.71	$1,017.80	$7.47
Small Cap Value Fund	1.32%	$1,000.00	$1,034.40	$6.79	$1,018.53	$6.74
Focused Large Cap Growth Fund	1.26%	$1,000.00	$1,115.40	$6.70	$1,018.87	$6.39
Small Cap Growth Fund	2.08%	$1,000.00	$1,052.10	$10.75	$1,014.72	$10.56
Emerging Markets Stock Fund	1.95%	$1,000.00	$953.10	$9.62	$1,015.35	$9.93
International Stock Fund	2.18%	$1,000.00	$1,027.50	$11.13	$1,014.23	$11.05
Dynamic Macro Fund	2.46%	$1,000.00	$1,043.20	$12.68	$1,012.80	$12.49
Long/Short Credit Fund	2.05%	$1,000.00	$1,007.70	$10.38	$1,014.86	$10.42
Monthly Distribution Fund	1.97%	$1,000.00	$965.60	$9.77	$1,015.26	$10.02
Real Estate Stock Fund	1.42%	$1,000.00	$1,033.70	$7.30	$1,018.02	$7.25

DUNHAM FUNDS’ EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical
	Fund’s		Ending		Ending
	Annualized	Beginning	Account	Expenses	Account	Expenses
	Expense	Account	Value	Paid During	Value	Paid During
	Ratio	Value 5/1/21	10/31/21	Period*	10/31/21	Period*
Class C:
Corporate/Government Bond Fund	2.02%	$1,000.00	$1,007.40	$10.20	$1,015.05	$10.23
Floating Rate Bond Fund	1.62%	$1,000.00	$1,012.30	$8.22	$1,017.04	$8.24
High-Yield Bond Fund	1.90%	$1,000.00	$1,012.80	$9.63	$1,015.63	$9.65
International Opportunity Bond Fund	2.47%	$1,000.00	$996.20	$12.44	$1,012.74	$12.54
Large Cap Value Fund	2.14%	$1,000.00	$1,077.30	$11.22	$1,014.41	$10.88
Small Cap Value Fund	2.09%	$1,000.00	$1,030.20	$10.67	$1,014.69	$10.59
Focused Large Cap Growth Fund	2.01%	$1,000.00	$1,111.30	$10.67	$1,015.10	$10.19
Small Cap Growth Fund	2.83%	$1,000.00	$1,048.40	$14.60	$1,010.95	$14.34
Emerging Markets Stock Fund	2.53%	$1,000.00	$948.90	$12.45	$1,012.43	$12.85
International Stock Fund	2.93%	$1,000.00	$1,023.40	$14.97	$1,010.41	$14.87
Dynamic Macro Fund	3.20%	$1,000.00	$1,038.70	$16.43	$1,009.09	$16.19
Long/Short Credit Fund	2.80%	$1,000.00	$1,003.80	$14.15	$1,011.08	$14.20
Monthly Distribution Fund	2.73%	$1,000.00	$962.40	$13.52	$1,011.42	$13.86
Real Estate Stock Fund	2.17%	$1,000.00	$1,029.70	$11.10	$1,014.26	$11.02

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the six month period ending October 31, 2021).

NOTICE OF PRIVACY POLICY & PRACTICES

Privacy Notice

FACTS	WHAT DO DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

Definitions What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc., Dunham Trust Company.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds do not jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-PORT is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

DUNHAM-A21

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)	The Board has determined, based on questionnaires completed by the Audit Committee members, that Michael Torvinen is an audit committee financial expert. Mr. Torvinen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2021 $ 173,600

FY 2020 $ 173,600

(b)	Audit-Related Fees

FY 2021 $ 0

FY 2020 $ 0

Nature of the fees:

(c)	Tax Fees

FY 2021 $ 30,800

FY 2020 $ 30,800

Nature of the fees: Preparation of federal and state tax returns and review of annual dividend calculations.

(d)	All Other Fees

FY 2021 $ 0

FY 2020 $ 0

Nature of the fees:

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of 2021 Services Approved by the Audit Committee

Audit-Related Fees: 0%

Tax Fees: 0%

All Other Fees: 0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2021 $30,800

FY 2020 $30,800

(h)        Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 6/1/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 6/1/22

By (Signature and Title)

/s/ Denise Iverson

Denise Iverson, Principal Financial Officer/Treasurer

Date 6/1/22